UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-5962

Name of Registrant: Vanguard Variable Insurance Funds

Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:	Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: December 31

Date of reporting period: January 1, 2009 – June 30, 2009

Item 1: Reports to Shareholders

>	After a weak start, global stock markets rebounded in the first half of 2009.
>	Growth stocks outperformed value stocks, with the information technology sector delivering some of the best returns.
>	Corporate bonds performed strongly as shell-shocked investors began to favor riskier, higher-yielding securities.

Contents

Market Perspective
Balanced Portfolio
Capital Growth Portfolio
Diversified Value Portfolio
Equity Income Portfolio
Equity Index Portfolio
Growth Portfolio
High Yield Bond Portfolio
International Portfolio
Mid-Cap Index Portfolio
Money Market Portfolio
REIT Index Portfolio
Short-Term Investment-Grade Portfolio
Small Company Growth Portfolio
Total Bond Market Index Portfolio
Total Stock Market Index Portfolio

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Market Perspective

Dear Planholder,

The turmoil that characterized the stock and bond markets in the final months of 2008 spilled over into the beginning of 2009. In early March, however, the tide seemed to turn.

This report begins with a look at the market environment during the past six months. In the pages that follow, you’ll find a review of the performance of your portfolio. Each of the portfolios in the Vanguard Variable Insurance Fund can be a component in an investment program that includes a mix of stock, bond, and money market holdings suited to your unique circumstances. Such a balanced and diversified approach can help put you in a position to meet your long-term financial goals.

We thank you for entrusting your assets to Vanguard.

F. William McNabb III

President and Chief Executive Officer

The Vanguard Group

July 16, 2009

Stocks gained ground in a start-and-stop rally

For the six months ended June 30, the broad U.S. stock market returned 5%. The stock market began the period in negative territory, then rallied through much of the spring. While the second quarter was the strongest quarter for U.S. stocks since 2003, equity gains fizzled in mid-June as investors were taken aback by a drop in consumer confidence, a decline in home prices, and a larger-than-expected rise in the unemployment rate.

International stocks registered a stronger showing, returning about 14% for the half-year. Emerging markets posted the best results as investors poured money into countries with robust growth prospects. Higher commodity prices and a slight rebound in manufacturing orders helped reverse steep declines in international stocks from earlier in the period.

Bond investors grew confident, sought out higher yields

As the fiscal half-year began, investors panicked by the credit-market crisis sought shelter in U.S. Treasury bonds, considered the safest of all securities. The difference between the yields of Treasuries and those of corporate bonds surged to levels not seen since the 1930s.

By mid-March, investors had gained confidence from the federal government’s efforts to thaw the credit market and stimulate the economy. Bond investors were more optimistic and more willing to take on risk; they shifted their focus away from Treasuries to higher-yielding corporate bonds. For the six months, the Barclays Capital U.S. Aggregate Bond Index returned about 2%, while high-yield bonds, as measured by the Barclays Capital U.S. Corporate High Yield Bond Index, returned about 30%.

The Fed kept the target for short-term interest rates at an all-time low of 0% to 0.25% throughout the period.

Market Barometer
			Total Returns
		Periods Ended June 30, 2009
	Six Months	One Year	Five Years[1]
Stocks
Russell 1000 Index (Large-caps)	4.32%	–26.69%	–1.85%
Russell 2000 Index (Small-caps)	2.64	–25.01	–1.71
Dow Jones U.S. Total Stock Market Index	5.00	–26.11	–1.47
MSCI All Country World Index ex USA (International)	14.35	–30.54	4.95

Bonds
Barclays Capital U.S. Aggregate Bond Index
(Broad taxable market)	1.90%	6.05%	5.01%
Barclays Capital Municipal Bond Index	6.43	3.77	4.14
Citigroup 3-Month Treasury Bill Index	0.10	0.78	3.02

CPI
Consumer Price Index	2.60%	–1.43%	2.60%
1 Annualized.

Vanguard® Balanced Portfolio

During the six months ended June 30, the Balanced Portfolio returned 5.33% as the U.S. stock market bounced back from its early-March low. The portfolio outpaced the return of its benchmark index but trailed the average return of competing balanced funds. At the end of the period, the portfolio’s 30-day SEC yield was 3.46%, compared with 4.26% at the start of the period. The decline reflected a rally in the prices of both stocks and bonds during the six-month period.

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

The portfolio’s stock holdings, which typically account for about two-thirds of its market value, returned about 4% during the six-month period, a bit better than the return of the S&P 500 Index (about +3%). The portfolio earned strong returns in the otherwise subdued health care sector, as select holdings benefited from merger-and-takeover activity. The materials and energy sectors were additional sources of strength. Fertilizer and chemical companies rose on signs that the worst of the economic downturn might be fading in the rearview mirror, while smaller energy exploration and services companies benefited from the rally in oil prices.

The portfolio’s fixed income investments, which accounted for the remaining one-third of its assets, consisted largely of corporate bonds. After falling sharply in late 2008, as the credit markets ground to a near-standstill, these securities rebounded sharply in the first half of 2009, returning more than twice as much as the portfolio’s stock investments. As the financial crisis seemed to moderate, investors took on more risk in their search for higher yields, boosting the prices of the portfolio’s bond holdings.

During the past six months, the portfolio’s stock and bond holdings both moved upward. In 2008, both lost ground. Over time, we would expect less synchronicity. The Balanced Portfolio is designed to give you exposure to the stock market’s potential for long-term growth while moderating its occasionally violent ups and downs through exposure to the more modest, but steadier, performance of high-quality fixed income investments. Our experience has shown that such a balanced approach to the financial markets can help put you in a position to achieve your financial goals.

A word on expenses

In the table below, you’ll note our estimated expense ratio for fiscal 2009 and, in the footnote, the actual expense ratio for the first half of the fiscal year. Both figures are up significantly from fiscal 2008.

As the value of portfolio assets has declined, the portfolio’s fixed expenses are expected to account for a modestly higher percentage of portfolio assets. The higher expense ratio also reflects the impact of an incentive fee.

Many of the Vanguard portfolios’ advisory contracts include a performance incentive-fee/penalty provision. If the advisor outperforms its benchmark, the firm’s fee increases; if it underperforms, the fee declines. The incentive fee structure helps ensure that the interests of the advisors and the portfolios’ investors remain aligned. During the past six months, the advisors’ strong performance relative to the benchmark resulted in an increase in the performance adjustment. The portfolio’s financial statements include more information about the incentive fee.

Total Returns
Six Months Ended
June 30, 2009
Vanguard Balanced Portfolio	5.33%
Composite Stock/Bond Index[1]	3.67

Average Mixed-Asset Target Allocation Growth Fund[2]	6.03

Expense Ratios[3]
Your Portfolio Compared With Its Peer Group
		Average
		Mixed-Asset
		Target Allocation
	Portfolio	Growth Fund
Balanced Portfolio	0.29%	1.08%

1	Weighted 65% S&P 500 Index and 35% Barclays Capital U.S. Credit A or Better Index.
2	Derived from data provided by Lipper Inc.
3

The portfolio expense ratio shown is from the prospectus dated April 29, 2009, and represents estimated costs for the current fiscal year based on the portfolio’s net assets as of the prospectus date. For the six months ended June 30, 2009, the portfolio’s annualized expense ratio was 0.31%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2008.

1

Vanguard Balanced Portfolio

Advisor’s Report

The Balanced Portfolio returned 5.33% during the semiannual period ended June 30, 2009. Our absolute performance for the period exceeded the 3.67% return for the Composite Stock/Bond Index, which is weighted 65% in large-cap stocks and 35% in high-quality corporate bonds, but trailed the 6.03% average return of the portfolio’s peer group.

Investment environment

Stocks gained 3.16% during the six months ended June 30, as measured by the S&P 500 Index. U.S. equities staged a strong rebound, as investors cast aside fears of the severe recession and focused on signs of stabilization in the housing market and overall economy. The rally in equities, which began in March, was helped by favorable developments in the banking sector, improving consumer sentiment, and data indicating that a recovery may be under way in the manufacturing sector. The rally stalled toward the end of the period amid concerns that stock prices had risen too far, too fast.

The fixed income market showed tentative signs of an economic recovery, as numerous government spending programs materialized. These programs included the passing of the $787 billion stimulus package, the release of the second half of the Troubled Asset Relief Program (TARP) funds, the launch and expansion of the Term Asset-Backed Securities Loan Facility, and the introduction of the Public-Private Investment Program. These efforts to stabilize the financial system and redirect capital to the sectors in greatest need met with some success. As sentiment improved and policy issues were sustained, inflationary concerns resurfaced and yields rose on global government debt. Yield curves steepened, and investors shifted from the relative safety of U.S. Treasuries into riskier assets, which performed well. Agency mortgage-backed securities enjoyed superior liquidity throughout the period. New-issue corporate bonds attracted strong demand, and even structured securities achieved better liquidity, albeit at low prices.

Our successes

Strong stock selection was the main driver of overall equity performance for the period. Selected holdings in the health care, energy, materials, and financial sectors aided results. Among the top absolute contributors during the period were IBM, Schering-Plough, Morgan Stanley, and Corning. IBM’s solid earnings in a tough environment led it to outperform; Schering-Plough’s strong product cycle and merger with Merck pushed its stock price higher; Morgan Stanley’s shares rose as investment banks broadly benefited from increased trading volumes early in the period. More recently, the company raised new capital, which should satisfy the U.S. government’s criteria for the company to exit the Treasury’s TARP program. A rapid recovery in glass demand for liquid-crystal display (LCD) TVs as well as strong fiber-optic demand helped Corning’s stock late in the period. The company’s differentiated technology and low-cost leadership position allow it to capture a large portion of value created in the LCD TV supply chain.

Selected Equity Portfolio Changes:
Six Months Ended June 30, 2009

Additions	Comments
Pfizer	We added a new position in this pharmaceuticals stock after the company announced plans to merge with Wyeth. We believe the
combined company will grow, given Pfizer’s global distribution platform, and will meet expectations.
Procter & Gamble	We added to our position as the company’s valuation became very compelling when the stock price lagged in the recent market rally.

We think the market doesn’t sufficiently value Procter & Gamble’s brands, innovation, and global presence.
Wells Fargo	We added to our position in this holding because of the pending merger with Wachovia.

Deletions	Comments
Applied Materials	We eliminated this position after the stock price rose as the company reported a smaller-than-expected loss in a tough
environment for the semiconductor chip sector.

2

Vanguard Balanced Portfolio

In the fixed income portion of the portfolio, our overweighted allocation to real estate investment trusts (REITs), coupled with meaningful underweightings in the debt of banks, national governments, multinational corporations, and foreign agencies supported returns versus the benchmark for this period. Fixed income holdings in insurance firms, banks, consumer cyclical companies, and foreign local governments also helped buoy returns for the period.

Our shortfalls

Security selection in the information technology and telecommunication services sectors detracted from results, as did meaningful, underweighted positions in the information technology and consumer discretionary sectors and overweighted positions in the utilities, energy, and telecommunication services sectors. Absolute detractors for the period included Bank of America, Capital One, General Electric, and AT&T.

Bank of America shares declined sharply early in the half-year because of concerns about the company’s ability to absorb losses from both its Countrywide Financial and Merrill Lynch acquisitions, leading to widespread rumors that the federal government would nationalize the company. We eliminated our position in early March. In May, Bank of America announced plans to raise up to $11 billion through a common stock offering to help shore up its balance sheet. We felt this move offered a good opportunity to reinvest in the company; therefore, we initiated a new position. Capital One saw rapidly escalating credit-card losses as a result of the economic slowdown. Shares of the industrial and financial services giant General Electric tumbled on lower-than-expected first-quarter earnings, concerns over the stability of its finance unit GE Capital, and the subsequent rating downgrade of GE and GE Capital by both Moody’s and Standard & Poor’s. We reduced our exposure to GE starting late in 2008, but not before the portfolio had borne the brunt of the share-price decline. AT&T shares declined on news that the company would subsidize the cost of Apple’s new iPhone model, cutting into profits. We maintained AT&T as one of our top-ten holdings because of its strong balance sheet, healthy free cash flows, and attractive dividend yield.

Within fixed income, U.S. Treasury holdings, which we maintain for potential liquidity needs, underperformed during the period.

Our positioning

We continue to search diligently for attractively valued companies with strong operating characteristics. We are particularly interested in stocks in which business fundamentals are poised to improve. As always, identifying companies with above-average dividends is central to our stock-selection process.

Our investment discipline focuses on identifying industries with a favorable outlook for balancing supply and demand. For example, the prospects for government reform are clouding the landscape for the health care sector. This environment has presented us with opportunities to buy high-quality, cash-generating businesses at very compelling valuations. In addition, the consumer staples sector has largely sat out the recent rally, thus renewing the attractiveness of select names in the sector. As of June 30, the Balanced Portfolio had overweighted the energy, financials, health care, utilities, and telecommunication services sectors, and underweighted the technology and consumer sectors.

With respect to the bond portion of the portfolio, we believe the government’s fiscal and monetary policies are beginning to take hold, and we are positioning the portfolio for a bottoming in interest rates and an increasing appetite for non-Treasury bonds such as corporate and mortgage-backed securities. The portfolio’s bonds continue to be very high quality, and we will continue to emphasize liquidity, primarily in the form of cash, agency debt, and agency pass-through mortgage securities. In the portfolio’s large holdings of non-government securities, we are favoring the new-issue market, which offers bonds with higher yields than existing bonds. In the corporate sector, we favor life insurers, REITs, and wireless phone operators. We have also been buying taxable municipal bonds, including “Build America Bonds,” issued by various toll roads and other essential-purpose, revenue-backed agencies, with part of the interest payments covered by the U.S. government.

Edward P. Bousa, CFA,

Senior Vice President and Partner

John C. Keogh,

Senior Vice President and Partner

Wellington Management Company, LLP

July 10, 2009

3

Vanguard Balanced Portfolio

Portfolio Profile

As of June 30, 2009

Total Portfolio Characteristics

Yield[1]	3.5%
Turnover Rate[2]	31%
Expense Ratio[3]	0.29%
Short-Term Reserves	1.3%

Total Portfolio Volatility Measures[4]
	Portfolio Versus	Portfolio Versus
	Composite Index[5]	Broad Index[6]
R-Squared	0.98	0.92
Beta	0.96	0.65

Equity Characteristics
		Comparative	Broad
	Portfolio	Index[7]	Index[6]
Number of Stocks	110	500	4,399
Median Market Cap	$41.0B	$39.8B	$24.2B
Price/Earnings Ratio	13.0x	16.6x	18.6x
Price/Book Ratio	1.9x	2.0x	1.9x
Dividend Yield	3.0%	2.4%	2.2%
Return on Equity	20.7%	21.1%	19.7%
Earnings Growth Rate	11.7%	14.2%	13.5%
Foreign Holdings	12.6%	0.0%	0.0%

Fixed Income Characteristics
		Comparative	Broad
	Portfolio	Index[8]	Index[9]
Number of Bonds	307	2,021	8,866
Yield to Maturity	5.8%[10]	5.0%	4.1%
Average Coupon	5.7%	5.6%	4.9%
Average Effective Maturity	10.2 years	9.2 years	6.7 years
Average Quality[11]	A1	Aa3	Aa1
Average Duration	6.2 years	5.9 years	4.3 years

Ten Largest Stocks[12] (% of equity portfolio)

AT&T Inc.	integrated telecommunication services	3.7%
Chevron Corp.	integrated oil and gas	2.7
International Business Machines Corp.	computer hardware	2.6
Total SA ADR	integrated oil and gas	2.4
Wells Fargo & Co.	diversified banks	2.3
ExxonMobil Corp.	integrated oil and gas	2.1
Eli Lilly & Co.	pharmaceuticals	2.0
JPMorgan Chase & Co.	diversified financial services	1.8
Schering-Plough Corp.	pharmaceuticals	1.7
Medtronic, Inc.	health care equipment	1.6
Top Ten		22.9%
Top Ten as % of Total Net Assets		15.1%

Sector Diversification (% of equity exposure)
		Comparative	Broad
	Portfolio	Index[7]	Index[6]
Consumer Discretionary	5.2%	9.0%	9.7%
Consumer Staples	9.6	12.0	10.4
Energy	16.0	12.4	11.8
Financials	16.6	13.6	15.0
Health Care	15.8	14.0	13.6
Industrials	11.2	9.9	10.3
Information Technology	11.1	18.3	18.2
Materials	4.2	3.2	3.6
Telecommunication Services	4.8	3.5	3.2
Utilities	5.5	4.1	4.2

Portfolio Asset Allocation

1 30-day SEC yield for the portfolio. See definition on the next page.

2 Annualized.

3 The expense ratio shown is from the prospectus dated April 29, 2009, and represents estimated costs for the current fiscal year based on the portfolio’s net assets as of the prospectus date.
For the six months ended June 30, 2009, the annualized expense ratio was 0.31%.

4 For an explanation of R-squared, beta, and other terms used here, see definitions on the next page.

5 Composite Stock/Bond Index, weighted 65% S&P 500 Index and 35% Barclays Capital U.S. Credit A or Better Index.

6 Dow Jones U.S. Total Stock Market Index.

7 S&P 500 Index.

8 Barclays Capital U.S. Credit A or Better Index.

9 Barclays Capital U.S. Aggregate Bond Index.

10 Before expenses.

11 Source: Moody’s Investors Service.

12 The holdings listed exclude any temporary cash investments and equity index products.

4

Vanguard Balanced Portfolio

Distribution by Credit Quality[1]
(% of fixed income portfolio)

Aaa	11.5%
Aa	19.4
A	50.0
Baa	17.2
Ba	1.2
B	0.0
Not Rated	0.7

Sector Diversification[2]
(% of fixed income portfolio)

Asset-Backed/Commercial Mortgage-Backed	0.7%
Finance	40.5
Foreign	3.8
Government Mortgage-Backed	5.0
Industrial	33.7
Treasury/Agency	2.6
Utilities	10.8
Other	2.9

Equity Investment Focus

Fixed Income Investment Focus

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Equity Exposure. A measure that reflects a portfolio’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

1	Source: Moody’s Investors Service.
2	The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

5

Vanguard Balanced Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Fiscal-Year Total Returns (%): December 31, 1998–June 30, 2009

Average Annual Total Returns: Periods Ended June 30, 2009
				Ten Years
	Inception Date	One Year	Five Years	Capital	Income	Total
Balanced Portfolio	5/23/1991	–13.67%	3.30%	0.78%	3.48%	4.26%

1 Six months ended June 30, 2009.

2 Weighted 65% S&P 500 Index and 35% Lehman U.S. Credit AA or Better Index through March 31, 2000; 65% S&P 500 Index and 35% Barclays Capital U.S. Credit A or Better Index thereafter.

Note: See Financial Highlights table for dividend and capital gains information.

6

Vanguard Balanced Portfolio

Financial Statements (unaudited)

Statement of Net Assets

As of June 30, 2009

The portfolio provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (66.3%)
Consumer Discretionary (3.5%)
Staples, Inc.	387,200	7,810
The Walt Disney Co.	291,200	6,794
Time Warner Inc.	236,166	5,949
Comcast Corp. Class A	350,275	5,076
* Ford Motor Co.	526,750	3,197
Honda Motor Co., Ltd ADR	87,800	2,403
DaimlerChrysler AG	65,233	2,366
* Viacom Inc. Class B	103,400	2,347
Home Depot, Inc.	87,700	2,072
		38,014
Consumer Staples (6.4%)
Nestle SA ADR	264,750	9,971
Wal-Mart Stores, Inc.	190,300	9,218
Philip Morris
International Inc.	201,100	8,772
The Procter & Gamble Co.	171,567	8,767
PepsiCo, Inc.	147,400	8,101
Kimberly-Clark Corp.	138,900	7,283
SABMiller PLC	265,875	5,429
The Coca-Cola Co.	99,400	4,770
Walgreen Co.	149,600	4,398
Unilever NV ADR	141,000	3,409
		70,118
Energy (10.6%)
Chevron Corp.	300,500	19,908
Total SA ADR	319,212	17,311
ExxonMobil Corp.	218,800	15,296
EnCana Corp. (New York Shares)	212,672	10,521
XTO Energy, Inc.	242,775	9,259
BP PLC ADR	190,600	9,088
Anadarko Petroleum Corp.	186,200	8,452
Marathon Oil Corp.	247,800	7,466
Schlumberger Ltd.	124,600	6,742
ConocoPhillips Co.	117,370	4,937
Eni SpA ADR	94,900	4,499
Petroleo Brasileiro SA ADR	75,400	3,090
		116,569
Financials (10.9%)

Wells Fargo & Co.	699,100	16,960
JPMorgan Chase & Co.	380,648	12,984
MetLife, Inc.	314,400	9,435
Muenchener Rueckversicherungs-
Gesellschaft AG(Registered)	66,403	8,971
Ace Ltd.	194,200	8,590
Bank of America Corp.	605,300	7,990
State Street Corp.	166,900	7,878
PNC Financial Services Group	160,500	6,229
The Goldman Sachs Group, Inc.	35,800	5,278
Toronto Dominion Bank	97,300	5,031
Morgan Stanley	159,700	4,553
U.S. Bancorp	248,200	4,448
* UBS AG (New York Shares)	335,871	4,101
The Travelers Cos., Inc.	78,500	3,222
Marsh & McLennan Cos., Inc.	155,100	3,122
AFLAC Inc.	99,200	3,084
SunTrust Banks, Inc.	151,100	2,486
HSBC Holdings PLC ADR	54,200	2,264
Prudential Financial, Inc.	41,400	1,541
Comerica, Inc.	65,400	1,383
		119,550
Health Care (10.5%)
Eli Lilly & Co.	418,300	14,490
Schering-Plough Corp.	485,900	12,206
Medtronic, Inc.	328,700	11,468
Merck & Co., Inc.	349,300	9,766
Wyeth	205,400	9,323
AstraZeneca Group PLC ADR	205,200	9,058
Bristol-Myers Squibb Co.	417,400	8,477
Pfizer Inc.	547,700	8,216
Teva Pharmaceutical Industries Ltd. Sponsored ADR	162,100	7,998
UnitedHealth Group Inc.	260,300	6,502
Abbott Laboratories	123,300	5,800
* Covidien PLC	93,400	3,497
Johnson & Johnson	51,500	2,925
Sanofi-Aventis ADR	64,223	1,894
Cardinal Health, Inc.	61,600	1,882
UCB SA	58,122	1,867
		115,369
Industrials (7.4%)
Deere & Co.	250,900	10,024
Lockheed Martin Corp.	117,700	9,493
Siemens AG	106,102	7,337
Waste Management, Inc.	235,700	6,637
FedEx Corp.	114,900	6,391
Honeywell International Inc.	195,100	6,126
United Parcel Service, Inc.	120,600	6,029
Canadian National Railway Co.	130,600	5,611
Illinois Tool Works, Inc.	145,500	5,433
Parker Hannifin Corp.	109,700	4,713
General Electric Co.	320,700	3,759
Caterpillar, Inc.	113,300	3,743
The Boeing Co.	70,100	2,979
Mitsui & Co., Ltd.	164,000	1,943
ABB Ltd. ADR	58,500	923
Raytheon Co.	16,100	715
		81,856
Information Technology (7.3%)

International Business Machines Corp.	184,700	19,286
Microsoft Corp.	431,100	10,247
Accenture Ltd.	271,300	9,078
Texas Instruments, Inc.	415,900	8,859
Hewlett-Packard Co.	226,600	8,758
Automatic Data Processing, Inc.	181,200	6,422
Intel Corp.	351,000	5,809
Corning, Inc.	332,400	5,338
Keyence Corp.	18,150	3,698
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	320,783	3,018
		80,513
Materials (2.8%)
Syngenta AG ADR	151,000	7,024
International Paper Co.	396,400	5,997
BHP Billiton Ltd. ADR	98,000	5,364
Air Products & Chemicals, Inc.	53,900	3,481
BASF AG	63,494	2,530
Vale SA ADR	142,040	2,504
Newmont Mining Corp. (Holding Co.)	60,800	2,485
Xstrata PLC	105,226	1,144
		30,529
Telecommunication Services (3.2%)
AT&T Inc.	1,079,922	26,825
Verizon Communications Inc.	267,912	8,233
		35,058
Utilities (3.7%)
Exelon Corp.	201,300	10,308
FPL Group, Inc.	165,100	9,388
Dominion Resources, Inc.	273,400	9,137
PG&E Corp.	167,400	6,435
Veolia Environment ADR	95,400	2,818
Progress Energy, Inc.	36,500	1,381
FirstEnergy Corp.	22,900	887
		40,354
Total Common Stocks (Cost $697,342)		727,930

7

Vanguard Balanced Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (2.5%)
U.S. Government Securities (0.9%)
	U.S. Treasury Bond	4.250%	5/15/39	4,800	4,744
	U.S. Treasury Note	2.750%	2/15/19	4,850	4,542
					9,286
Conventional Mortgage-Backed Securities (1.6%)
[1,2]	Federal National Mortgage Assn.	5.000%	8/1/39	17,000	17,228
2	Government National Mortgage Assn.	7.000%	11/15/31–11/15/33	439	477
2	Government National Mortgage Assn.	8.000%	9/15/30	86	95
					17,800
Total U.S. Government and Agency Obligations (Cost $27,512)					27,086
Corporate Bonds (28.3%)
Asset-Backed/Commercial Mortgage-Backed Securities (0.2%)
2	AmeriCredit Automobile
	Receivables Trust	5.210%	10/6/11	99	97
2	Capital One Auto Finance Trust	5.450%	2/15/11	—	—
2	Capital One Auto Finance Trust	5.070%	7/15/11	73	73
2	CarMax Auto Owner Trust	4.910%	1/18/11	413	414
2	DaimlerChrysler Auto Trust	4.980%	2/8/11	148	150
2	Household Automotive Trust	5.280%	9/17/11	586	591
[2,3]	Marriott Vacation Club Owner Trust	5.362%	10/20/28	280	246
2	Wachovia Auto Owner Trust	4.930%	11/20/12	1,000	1,017
					2,588
Finance (13.4%)
	Banking (8.2%)
	American Express Bank, FSB	5.550%	10/17/12	1,500	1,510
	American Express Credit Corp.	5.875%	5/2/13	1,300	1,301
3	American Express Travel	5.250%	11/21/11	1,000	993
3	ANZ National Bank International Ltd.	6.200%	7/19/13	1,170	1,202
	Bank of America Capital Trust VI	5.625%	3/8/35	2,845	1,825
	Bank of America Corp.	4.375%	12/1/10	1,000	1,013
	Bank of America, NA	5.300%	3/15/17	2,000	1,709
	Bank of New York Mellon	4.950%	11/1/12	1,000	1,061
	Bank of New York Mellon	4.950%	3/15/15	1,345	1,340
[2,3]	Barclays Bank PLC	5.926%	12/15/49	2,000	1,190
	BB&T Corp.	4.900%	6/30/17	1,000	880
[2,3]	BTMU Curacao Holdings NV	4.760%	7/21/15	1,595	1,516
	Capital One Bank USA N.A.	6.500%	6/13/13	650	647
	Capital One Capital IV	6.745%	2/17/37	1,100	715
	Capital One Financial Corp.	5.700%	9/15/11	1,070	1,078
	Citigroup, Inc.	4.625%	8/3/10	600	604
	Citigroup, Inc.	5.300%	10/17/12	1,500	1,446
	Citigroup, Inc.	6.125%	11/21/17	2,320	2,057
	Citigroup, Inc.	6.625%	6/15/32	2,000	1,597
	Citigroup, Inc.	6.125%	8/25/36	1,000	752
	Credit Suisse First Boston USA, Inc.	6.500%	1/15/12	1,000	1,082
	Credit Suisse New York	5.000%	5/15/13	2,250	2,244
	Deutsche Bank AG London	5.375%	10/12/12	825	876
	Deutsche Bank Financial LLC	5.375%	3/2/15	1,963	1,912
	Fifth Third Bancorp.	4.200%	2/23/10	2,000	2,000
	Goldman Sachs Group, Inc.	5.300%	2/14/12	1,500	1,555
	Goldman Sachs Group, Inc.	5.350%	1/15/16	2,500	2,440
	Goldman Sachs Group, Inc.	5.625%	1/15/17	1,000	931
	Goldman Sachs Group, Inc.	5.950%	1/18/18	1,325	1,283

	Goldman Sachs Group, Inc.	6.450%	5/1/36	2,000	1,682
	Goldman Sachs Group, Inc.	6.750%	10/1/37	1,360	1,195
3	HBOS PLC	6.000%	11/1/33	2,395	1,346
	HSBC Bank USA	4.625%	4/1/14	1,290	1,274
	HSBC Holdings PLC	6.500%	5/2/36	1,000	970
	Huntington National Bank	4.900%	1/15/14	1,000	817
	JPMorgan Chase & Co.	6.750%	2/1/11	1,000	1,048
	JPMorgan Chase & Co.	4.650%	6/1/14	2,000	1,993
	JPMorgan Chase & Co.	5.125%	9/15/14	1,000	995
	JPMorgan Chase & Co.	6.000%	1/15/18	1,500	1,499
2	JPMorgan Chase & Co.	7.900%	12/29/49	1,383	1,189
	Mellon Bank NA	4.750%	12/15/14	250	251
	Merrill Lynch & Co., Inc.	5.770%	7/25/11	1,000	1,032
	Merrill Lynch & Co., Inc.	6.050%	5/16/16	2,000	1,751
	Merrill Lynch & Co., Inc.	6.875%	4/25/18	1,250	1,137
	Merrill Lynch & Co., Inc.	6.220%	9/15/26	1,000	785
	Morgan Stanley	6.600%	4/1/12	1,000	1,061
	Morgan Stanley	6.750%	10/15/13	1,000	1,045
	Morgan Stanley	6.000%	4/28/15	1,000	1,001
	Morgan Stanley	5.450%	1/9/17	1,000	943
	Morgan Stanley	6.250%	8/9/26	3,000	2,757
	National City Corp.	6.875%	5/15/19	1,000	961
	Northern Trust Corp.	5.200%	11/9/12	1,025	1,067
3	Overseas Chinese Banking Corp.	7.750%	9/6/11	600	648
	Paribas NY	6.950%	7/22/13	2,000	2,078
	PNC Bank NA	4.875%	9/21/17	1,500	1,301
2	PNC Funding Corp.	8.250%	5/31/49	1,300	1,066
	Royal Bank of Scotland Group PLC	5.000%	10/1/14	300	240
	Royal Bank of Scotland Group PLC	5.050%	1/8/15	2,440	1,945
	State Street Corp.	5.375%	4/30/17	2,775	2,669
	SunTrust Banks, Inc.	4.250%	10/15/09	320	320
3	Svenska Handelsbanken AB	4.875%	6/10/14	1,400	1,391
	UBS AG	5.875%	7/15/16	1,500	1,255
	US Bank NA	6.300%	2/4/14	1,000	1,086
	Wachovia Bank NA	6.600%	1/15/38	2,000	1,984
	Wachovia Corp.	7.500%	4/15/35	1,000	855
3	WEA Finance LLC	7.125%	4/15/18	1,000	926
	Wells Fargo & Co.	5.125%	9/1/12	1,000	1,041
	Wells Fargo & Co.	5.250%	10/23/12	1,000	1,034
	Wells Fargo Bank NA	6.450%	2/1/11	2,000	2,089
2	Wells Fargo Capital XIII	7.700%	12/29/49	1,500	1,245

	Brokerage (0.1%)
	Ameriprise Financial Inc.	5.350%	11/15/10	755	763
	Charles Schwab Corp.	4.950%	6/1/14	380	388

	Finance Companies (1.3%)
	CIT Group, Inc.	4.125%	11/3/09	1,000	945
	CIT Group, Inc.	7.625%	11/30/12	330	231
	General Electric Capital Corp.	6.125%	2/22/11	600	629
	General Electric Capital Corp.	5.875%	2/15/12	2,000	2,106
	General Electric Capital Corp.	5.250%	10/19/12	1,000	1,032
	General Electric Capital Corp.	5.450%	1/15/13	1,000	1,037
	General Electric Capital Corp.	6.750%	3/15/32	1,000	911
	General Electric Capital Corp.	6.150%	8/7/37	1,545	1,275
	HSBC Finance Corp.	5.700%	6/1/11	770	776
	HSBC Finance Corp.	6.375%	10/15/11	1,000	1,020
	HSBC Finance Corp.	5.500%	1/19/16	1,000	944
	International Lease Finance Corp.	5.400%	2/15/12	1,000	790

	International Lease Finance Corp.	5.300%	5/1/12	1,000	770
	NYSE Euronext	4.800%	6/28/13	1,570	1,631

	Insurance (3.1%)
	ACE INA Holdings, Inc.	5.800%	3/15/18	1,295	1,293
	Aetna, Inc.	6.500%	9/15/18	335	334
	Allstate Corp.	5.000%	8/15/14	1,000	994
	Allstate Corp.	6.750%	5/15/18	1,000	1,018
2	Allstate Corp.	6.125%	5/15/37	1,000	768
	American International Group, Inc.	4.700%	10/1/10	3,200	2,592
	American International Group, Inc.	6.250%	3/15/37	720	180

8

Vanguard Balanced Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Berkshire Hathaway Finance Corp.	4.625%	10/15/13	2,000	2,078
	Genworth Global Funding Trusts	5.125%	3/15/11	1,410	1,364
	Genworth Global Funding Trusts	5.750%	5/15/13	1,000	893
	Hartford Financial Services Group, Inc.	7.900%	6/15/10	2,000	2,033
	Hartford Financial Services Group, Inc.	6.000%	1/15/19	1,500	1,150
	ING USA Global Funding	4.500%	10/1/10	1,000	1,017
	Marsh & McLennan Cos., Inc.	6.250%	3/15/12	1,000	1,032
[2,3]	Massachusetts Mutual Life	7.625%	11/15/23	2,000	1,940
3	MetLife Global Funding I	5.125%	11/9/11	1,000	1,041
3	MetLife Global Funding I	5.125%	6/10/14	2,000	1,982
3	New York Life Insurance Co.	5.875%	5/15/33	2,100	1,709
	Principal Life Income Funding Trusts	5.125%	3/1/11	1,720	1,756
	Protective Life Secured Trusts	4.850%	8/16/10	765	764
	Prudential Financial, Inc.	5.150%	1/15/13	875	848
	Prudential Financial, Inc.	4.750%	4/1/14	2,300	2,198
3	TIAA Global Markets	5.125%	10/10/12	1,380	1,457
	UnitedHealth Group, Inc.	6.000%	11/15/17	2,000	1,902
	XL Capital Finance Europe PLC	6.500%	1/15/12	2,000	1,859

	Real Estate Investment Trusts (0.7%)
	ERP Operating LP	5.375%	8/1/16	325	297
	Kimco Realty Corp.	5.783%	3/15/16	250	212
	ProLogis	5.625%	11/15/16	1,000	770
	Realty Income Corp.	6.750%	8/15/19	1,105	1,001
	Simon Property Group, L.P.	5.100%	6/15/15	1,000	908
	Simon Property Group, L.P.	6.100%	5/1/16	1,800	1,656
	Simon Property Group, L.P.	5.875%	3/1/17	650	594
	Simon Property Group, L.P.	6.125%	5/30/18	750	683
3	WEA / WCI Finance LLC	5.700%	10/1/16	2,000	1,728
					147,030
Industrial (11.1%)
	Basic Industry (0.6%)
	Alcan, Inc.	4.500%	5/15/13	1,000	973
	Alcoa, Inc.	5.720%	2/23/19	1,366	1,079
	Alcoa, Inc.	5.870%	2/23/22	504	392
	BHP Billiton Finance (USA) Ltd.	4.800%	4/15/13	1,000	1,046
	E.I. du Pont de Nemours & Co.	4.750%	11/15/12	440	467
	Rio Tinto Finance USA Ltd.	6.500%	7/15/18	1,500	1,500
	Weyerhaeuser Co.	7.375%	3/15/32	1,000	794

	Capital Goods (1.4%)
	General Dynamics Corp.	4.250%	5/15/13	2,000	2,073
	General Electric Co.	5.250%	12/6/17	1,735	1,709
3	Hutchison Whampoa International Ltd.	6.500%	2/13/13	2,000	2,147
	John Deere Capital Corp.	5.350%	1/17/12	2,000	2,086
	John Deere Capital Corp.	5.100%	1/15/13	1,000	1,049
3	Siemens Financieringsmat	5.750%	10/17/16	2,225	2,288
	United Technologies Corp.	4.875%	5/1/15	325	349
	United Technologies Corp.	7.500%	9/15/29	770	917
	United Technologies Corp.	6.050%	6/1/36	675	714
	USA Waste Services, Inc.	7.000%	7/15/28	2,000	1,876

	Communication (2.1%)
	AT&T Inc.	5.875%	2/1/12	1,000	1,070
	AT&T Inc.	4.950%	1/15/13	1,250	1,302

	AT&T Inc.	5.100%	9/15/14	500	521
	AT&T Inc.	5.600%	5/15/18	1,000	1,005
	AT&T Inc.	6.450%	6/15/34	1,595	1,620
	AT&T Inc.	6.800%	5/15/36	500	537
	AT&T Inc.	6.500%	9/1/37	325	318
	BellSouth Corp.	6.550%	6/15/34	2,975	2,889
	BellSouth Telecommunications Inc.	7.000%	12/1/95	1,000	867
	Comcast Corp.	5.700%	5/15/18	1,500	1,497
	France Telecom	7.750%	3/1/11	1,000	1,081
	France Telecom	4.375%	7/8/14	765	769
	Telefonica Europe BV	7.750%	9/15/10	1,000	1,054
	Time Warner Cable Inc.	5.850%	5/1/17	830	825
	Time Warner Cable Inc.	6.750%	6/15/39	750	725
	Verizon Communications Inc.	5.500%	2/15/18	1,225	1,240
	Verizon Communications Inc.	5.850%	9/15/35	475	442
	Verizon Communications Inc.	6.900%	4/15/38	290	302
	Verizon Global Funding Corp.	6.875%	6/15/12	2,000	2,204
	Verizon Global Funding Corp.	7.750%	12/1/30	1,590	1,797
	Vodafone Group PLC	5.000%	12/16/13	1,000	1,036

	Consumer Cyclical (1.5%)
3	American Honda Finance	4.625%	4/2/13	1,000	939
	CVS Caremark Corp.	4.875%	9/15/14	1,000	1,009
	CVS Caremark Corp.	5.750%	6/1/17	485	487
	Daimler Finanace North America LLC	6.500%	11/15/13	1,145	1,176
	DaimlerChrysler North America
	Holding Corp.	8.500%	1/18/31	1,000	1,048
	Kohl’s Corp.	6.000%	1/15/33	1,000	888
	Lowe’s Cos., Inc.	6.875%	2/15/28	710	769
	Lowe’s Cos., Inc.	6.500%	3/15/29	1,000	1,043
	Staples Inc.	9.750%	1/15/14	675	756
	Target Corp.	5.875%	3/1/12	2,000	2,161
	Target Corp.	5.125%	1/15/13	480	510
	The Walt Disney Co.	4.700%	12/1/12	1,450	1,548
	The Walt Disney Co.	5.625%	9/15/16	1,000	1,086
	Time Warner, Inc.	5.500%	11/15/11	815	842
	Time Warner, Inc.	6.500%	11/15/36	520	456
	Western Union Co.	5.930%	10/1/16	2,000	2,018

	Consumer Noncyclical (3.2%)
	Abbott Laboratories	4.350%	3/15/14	1,000	1,039
	Anheuser-Busch Cos., Inc.	7.500%	3/15/12	1,500	1,621
	AstraZeneca PLC	6.450%	9/15/37	615	680
	Baxter International, Inc.	5.900%	9/1/16	502	539
3	Cargill Inc.	5.200%	1/22/13	1,350	1,357
3	Cargill Inc.	4.375%	6/1/13	600	586
3	Cargill Inc.	6.875%	5/1/28	645	616
3	Cargill Inc.	6.125%	4/19/34	1,270	1,098
	Coca-Cola Co.	5.350%	11/15/17	1,500	1,618
	Coca-Cola Enterprises Inc.	6.125%	8/15/11	1,000	1,085
	Coca-Cola HBC Finance BV	5.125%	9/17/13	1,000	989
	Coca-Cola HBC Finance BV	5.500%	9/17/15	700	725
	Colgate-Palmolive Co.	7.600%	5/19/25	480	562
	ConAgra Foods, Inc.	6.750%	9/15/11	21	23
	ConAgra Foods, Inc.	5.819%	6/15/17	316	328
	Diageo Capital PLC	5.200%	1/30/13	1,220	1,278
	Eli Lilly & Co.	6.000%	3/15/12	1,000	1,100
	Express Scripts Inc.	6.250%	6/15/14	255	270
	General Mills, Inc.	5.200%	3/17/15	1,250	1,320

	GlaxoSmithKline Capital Inc.	4.850%	5/15/13	1,250	1,311
	GlaxoSmithKline Capital Inc.	5.375%	4/15/34	2,000	1,888
	Hershey Foods Corp.	4.850%	8/15/15	380	377
	Johnson & Johnson	5.150%	7/15/18	500	534
	Kimberly-Clark Corp.	5.000%	8/15/13	1,000	1,055
	Kimberly-Clark Corp.	4.875%	8/15/15	1,000	1,040
	Kraft Foods, Inc.	6.250%	6/1/12	750	810
	Medtronic Inc.	4.375%	9/15/10	765	788
	Medtronic Inc.	4.750%	9/15/15	1,000	1,059
	Merck & Co.	5.125%	11/15/11	1,000	1,079
	Pepsi Bottling Group, Inc.	7.000%	3/1/29	500	585
2	Procter & Gamble Co. ESOP	9.360%	1/1/21	1,791	2,267
3	SABMiller PLC	6.500%	7/1/16	1,500	1,523
	Schering-Plough Corp.	5.550%	12/1/13	1,000	1,075
	Sysco Corp.	5.375%	9/21/35	1,000	948

9

Vanguard Balanced Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
3	Tesco PLC	5.500%	11/15/17	1,500	1,507
	Unilever Capital Corp.	5.900%	11/15/32	875	930

	Energy (0.4%)
	Apache Finance Canada Corp.	7.750%	12/15/29	400	478
	Conoco Funding Co.	6.350%	10/15/11	1,000	1,089
	ConocoPhillips	5.200%	5/15/18	1,500	1,529
	EOG Resources Inc.	5.625%	6/1/19	425	445
	Suncor Energy, Inc.	5.950%	12/1/34	1,000	884

	Other Industrial (0.3%)
	Dover Corp.	6.500%	2/15/11	2,000	2,127
	Snap-On Inc.	6.250%	8/15/11	1,400	1,504

	Technology (0.7%)
	Dell Inc.	5.875%	6/15/19	910	934
	Hewlett-Packard Co.	5.250%	3/1/12	1,000	1,067
	Hewlett-Packard Co.	5.500%	3/1/18	865	903
	IBM International Group Capital	5.050%	10/22/12	1,000	1,075
	International Business Machines Corp.	5.875%	11/29/32	2,000	2,026
	Oracle Corp.	4.950%	4/15/13	750	789
	Oracle Corp.	6.125%	7/8/39	350	348

	Transportation (0.9%)
2	Continental Airlines, Inc.	5.983%	4/19/22	940	794
3	ERAC USA Finance Co.	5.800%	10/15/12	465	434
3	ERAC USA Finance Co.	5.900%	11/15/15	500	444
3	ERAC USA Finance Co.	7.000%	10/15/37	1,000	794
2	Federal Express Corp.
	1998 Pass Through Trust	6.720%	1/15/22	1,401	1,450
	Norfolk Southern Corp.	7.700%	5/15/17	1,500	1,690
	Southwest Airlines Co.	5.750%	12/15/16	2,500	2,284
2	Southwest Airlines Co.
	2007–1 Pass Through Trust	6.150%	8/1/22	532	503
	United Parcel Service of America	4.500%	1/15/13	1,098	1,155
					121,652
Utilities (3.6%)
	Electric (3.0%)
	Alabama Power Co.	4.850%	12/15/12	1,325	1,404
	Alabama Power Co.	5.550%	2/1/17	585	617
	Carolina Power & Light Co.	6.300%	4/1/38	365	406
	Central Illinois Public Service	6.125%	12/15/28	1,000	751
	Commonwealth Edison Co.	5.950%	8/15/16	770	798
	Connecticut Light & Power Co.	5.650%	5/1/18	465	491
	Consolidated Edison Co. of New York	5.500%	9/15/16	700	733
	Consolidated Edison Co. of New York	5.300%	12/1/16	890	922
	Duke Energy Carolinas LLC	5.250%	1/15/18	275	287
	Duke Energy Carolinas LLC	5.100%	4/15/18	590	608
3	EDP Finance BV	5.375%	11/2/12	1,220	1,277
3	Enel Finance International S.A.	6.800%	9/15/37	1,285	1,348
	Exelon Generation Co. LLC	6.950%	6/15/11	2,000	2,120
	Florida Power & Light Co.	5.550%	11/1/17	200	215
	Florida Power & Light Co.	5.650%	2/1/35	1,000	1,024
	Florida Power & Light Co.	4.950%	6/1/35	1,000	935

	Florida Power & Light Co.	5.950%	2/1/38	785	835
	Florida Power Corp.	6.350%	9/15/37	200	223
	Georgia Power Co.	5.400%	6/1/18	1,165	1,217
	MidAmerican Energy Holdings Co.	6.125%	4/1/36	1,000	994
	National Rural Utilities
	Cooperative Finance Corp.	5.450%	2/1/18	1,500	1,513
	Northern States Power Co.	6.250%	6/1/36	2,000	2,173
	PacifiCorp	6.250%	10/15/37	2,000	2,176
	PECO Energy Co.	5.350%	3/1/18	565	578
	Potomac Electric Power	6.500%	11/15/37	750	767
	PPL Energy Supply LLC	6.200%	5/15/16	453	445
	Public Service Electric & Gas	5.300%	5/1/18	1,900	1,985
	South Carolina Electric & Gas Co.	6.050%	1/15/38	1,000	1,090
	Southern California Edison Co.	6.000%	1/15/34	1,000	1,071
	Southern California Edison Co.	5.550%	1/15/37	2,250	2,291
	Wisconsin Electric Power Co.	4.500%	5/15/13	615	621
	Wisconsin Electric Power Co.	5.700%	12/1/36	690	651

	Natural Gas (0.5%)
	AGL Capital Corp.	6.375%	7/15/16	775	775
	Duke Energy Field Services	7.875%	8/16/10	2,000	2,088
3	Duke Energy Field Services	6.450%	11/3/36	935	747
	National Grid PLC	6.300%	8/1/16	1,000	1,036
	San Diego Gas & Electric	6.000%	6/1/26	600	641

	Other Utility (0.1%)
	UGI Utilities Inc.	5.753%	9/30/16	1,170	1,152
					39,005
Total Corporate Bonds (Cost $320,671)					310,275
Sovereign Bonds (U.S. Dollar-Denominated) (1.2%)
	Inter-American
	Development Bank	4.375%	9/20/12	1,000	1,036
	International Bank for
	Reconstruction &
	Development	4.750%	2/15/35	2,000	1,894
	Japan Finance Corp.	4.625%	4/21/15	1,000	1,026
	Oesterreichische Kontrollbank	4.500%	3/9/15	2,000	2,028
	Province of British Columbia	4.300%	5/30/13	1,000	1,021
	Province of Ontario	4.500%	2/3/15	2,000	2,001
	Province of Quebec	5.125%	11/14/16	1,000	1,018
	Republic of Italy	4.500%	1/21/15	2,000	2,045
3	Taqa Abu Dhabi National
	Energy Co.	5.875%	10/27/16	1,695	1,579
Total Sovereign Bonds (Cost $13,631)					13,648
Taxable Municipal Bonds (0.9%)
	Atlanta GA Downtown Dev. Auth. Rev.	6.875%	2/1/21	650	671
	Connecticut GO	5.850%	3/15/32	1,245	1,265
	Kansas Dev. Finance Auth. Rev.
	(Public Employee Retirement System)	5.501%	5/1/34	2,000	1,837
	New Jersey Turnpike Auth. Rev.	7.414%	1/1/40	410	486
3	Ohana Military Communities LLC	5.558%	10/1/36	400	307
3	Ohana Military Communities LLC	5.780%	10/1/36	545	429
	Oregon GO	5.902%	8/1/38	490	436
	Oregon School Board Assn.	5.528%	6/30/28	2,000	1,880
3	Pacific Beacon LLC	5.379%	7/15/26	335	267
	Port Auth. of New York &
	New Jersey Rev.	5.859%	12/1/24	325	335
	Port Auth. of New York &
	New Jersey Rev.	6.040%	12/1/29	190	195

President and Fellows of
Harvard College	6.300%	10/1/37	2,000	2,020
San Antonio TX Electric &
Gas Rev.	5.985%	2/1/39	280	290
Total Taxable Municipal Bonds (Cost $10,998)				10,418

10

Vanguard Balanced Portfolio

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Tax-Exempt Municipal Bond (0.1%)
Dallas TX Area Rapid Transit Rev.
(Cost $750)	5.999%	12/1/44	750	763
Temporary Cash Investment (1.3%)
Repurchase Agreement (1.3%)
Credit Suisse Securities
(USA) LLC (Dated 6/30/09,
Repurchase Value $14,303,000,
collateralized by Federal
National Mortgage Assn.
4.000%–8.000%,
12/1/18–3/1/39)
(Cost $14,300)	0.110%	7/1/09	14,300	14,300
Total Investments (100.6%) (Cost $1,085,204)				1,104,420
Other Assets and Liabilities (–0.6%)
Other Assets				42,911
Liabilities				(49,369)
				(6,458)
Net Assets (100%)
Applicable to 73,844,351 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)				1,097,962
Net Asset Value Per Share				$14.87

At June 30, 2009, net assets consisted of:

Amount
($000)
Paid-in Capital	1,168,043
Undistributed Net Investment Income	17,547
Accumulated Net Realized Losses	(106,611)
Unrealized Appreciation (Depreciation)
Investment Securities	19,216
Swap Contracts	(236)
Foreign Currencies	3
Net Assets	1,097,962

•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.
2	The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
3

Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2009, the aggregate value of these securities was $39,002,000, representing 3.6% of net assets.

ADR—American Depositary Receipt.

GO—General Obligation Bond.

See accompanying Notes, which are an integral part of the Financial Statements.

11

Vanguard Balanced Portfolio

Statement of Operations

Six Months Ended
June 30, 2009
($000)
Investment Income
Income
Dividends[1]	11,147
Interest	10,638
Security Lending	114
Total Income	21,899
Expenses
Investment Advisory Fees—Note B
Basic Fee	383
Performance Adjustment	84
The Vanguard Group—Note C
Management and Administrative	932
Marketing and Distribution	146
Custodian Fees	21
Shareholders’ Reports and Proxies	35
Trustees’ Fees and Expenses	1
Total Expenses	1,602
Expenses Paid Indirectly	(7)
Net Expenses	1,595
Net Investment Income	20,304
Realized Net Gain (Loss)
Investment Securities Sold	(73,327)
Futures Contracts	(65)
Swap Contracts	(32)
Foreign Currencies	(12)
Realized Net Gain (Loss)	(73,436)
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	103,416
Swap Contracts	(207)
Foreign Currencies	6
Change in Unrealized Appreciation
(Depreciation)	103,215
Net Increase (Decrease) in Net Assets
Resulting from Operations	50,083

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2009	2008
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	20,304	48,802
Realized Net Gain (Loss)	(73,436)	(32,599)

Change in Unrealized Appreciation (Depreciation)	103,215	(364,054)
Net Increase (Decrease) in Net Assets Resulting from Operations	50,083	(347,851)
Distributions
Net Investment Income	(49,562)	(47,471)
Realized Capital Gain[2]	—	(64,530)
Total Distributions	(49,562)	(112,001)
Capital Share Transactions
Issued	47,007	130,045
Issued in Lieu of Cash Distributions	49,562	112,001
Redeemed	(107,053)	(221,631)
Net Increase (Decrease) from Capital Share Transactions	(10,484)	20,415
Total Increase (Decrease)	(9,963)	(439,437)
Net Assets
Beginning of Period	1,107,925	1,547,362
End of Period[3]	1,097,962	1,107,925

1	Dividends are net of foreign withholding taxes of $408,000.
2	Includes fiscal 2008 short-term gain distributions totaling $5,192,000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
3	Net Assets—End of Period includes undistributed net investment income of $17,547,000 and $46,849,000.

See accompanying Notes, which are an integral part of the Financial Statements.

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Vanguard Balanced Portfolio

Financial Highlights

	Six Months
	Ended
For a Share Outstanding	June 30,	Year Ended December 31,
Throughout Each Period	2009	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$14.85	$20.76	$20.62	$19.04	$18.62	$17.16
Investment Operations
Net Investment Income	.310	.660	.640	.580	.530[1]	.493
Net Realized and Unrealized Gain (Loss)
on Investments	.410	(5.060)	.980	2.140	.690	1.402
Total from Investment Operations	.720	(4.400)	1.620	2.720	1.220	1.895
Distributions
Dividends from Net Investment Income	(.700)	(.640)	(.590)	(.510)	(.490)	(.435)
Distributions from Realized Capital Gains	—	(.870)	(.890)	(.630)	(.310)	—
Total Distributions	(.700)	(1.510)	(1.480)	(1.140)	(.800)	(.435)
Net Asset Value, End of Period	$14.87	$14.85	$20.76	$20.62	$19.04	$18.62

Total Return	5.33%	–22.57%	8.36%	14.96%	6.83%	11.29%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,098	$1,108	$1,547	$1,404	$1,197	$1,035
Ratio of Total Expenses to
Average Net Assets[2]	0.31%[3]	0.25%	0.24%	0.25%	0.25%	0.26%
Ratio of Net Investment Income to
Average Net Assets	3.93%[3]	3.54%	3.21%	3.10%	2.89%	2.99%
Portfolio Turnover Rate	31%[3]	31%	21%	29%	21%	22%

1	Calculated based on average shares outstanding.
2	Includes performance-based investment advisory fee increases (decreases) of 0.02%, 0.01%, 0.01%, 0.01%, 0.01%, and 0.01%.
3	Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

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Vanguard Balanced Portfolio

Notes to Financial Statements

Vanguard Variable Insurance Fund Balanced Portfolio is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts. Certain of the portfolio’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts or exchange-traded funds), between the time the foreign markets close and the portfolio’s pricing time. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its net asset value may differ from quoted or published prices for the same securities.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the portfolio’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The portfolio uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

4. Swap Contracts: The portfolio may invest in credit default swaps to adjust the overall credit risk of the portfolio to actively overweight or underweight credit risk to a specific bond issuer. The portfolio has purchased credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an upfront payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional principal amount. If the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer the notional amount and take delivery of a debt instrument of the reference issuer of the same notional par amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for debt instruments of the relevant reference entity, as determined either in a market auction for credit default swaps of the reference entity or pursuant to a pre-agreed upon valuation procedure.

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Vanguard Balanced Portfolio

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily and the change in value is recorded as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the portfolio under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract. The primary risks associated with selling credit protection are that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the portfolio (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the portfolio) will be significantly less than the amount paid by the portfolio and, in a physically settled swap, the portfolio may receive an illiquid debt instrument. A primary risk for all types of swaps is that a counterparty will default on its obligation to pay net amounts due to the portfolio. The portfolio’s maximum risk of loss from counterparty credit risk is the amount of unrealized appreciation on the swap contract. This risk is mitigated by entering into swaps only with highly rated counterparties, a master netting arrangement between the portfolio and the counterparty and by the posting of collateral by the counterparty. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the portfolio’s net assets decline below a certain level, triggering a payment by the portfolio if the portfolio is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the portfolio has posted. Any securities posted as collateral for open contracts are noted in the Statement of Net Assets.

5. Mortgage Dollar Rolls: The portfolio has entered into mortgage-dollar-roll transactions, in which the portfolio sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are invested in high-quality short-term fixed income securities. The portfolio forgoes principal and interest paid on the securities, and is compensated by interest earned on the proceeds of the initial sale and by a lower price on the securities to be repurchased. The portfolio accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the portfolio’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold (Other Assets) or Payables for Investment Securities Purchased (Liabilities) in the Statement of Net Assets. The primary risk associated with mortgage dollar rolls is that a counterparty will default on its obligations to deliver purchased securities.

6. Repurchase Agreements: The portfolio may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

7. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2005–2008) and for the period ended June 30, 2009, and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

8. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

9. Security Lending: The portfolio may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

10. Other: Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Wellington Management Company, LLP, provides investment advisory services to the portfolio for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the portfolio’s performance for the preceding three years relative to a combined index comprising the S&P 500 Index and the Barclays Capital U.S. Credit A or

15

Vanguard Balanced Portfolio

Better Index. For the six months ended June 30, 2009, the investment advisory fee represented an effective annual basic rate of 0.07% of the portfolio’s average net assets before an increase of $84,000 (0.02%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At June 30, 2009, the portfolio had contributed capital of $259,000 to Vanguard (included in Other Assets), representing 0.02% of the portfolio’s net assets and 0.10% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

D. The portfolio has asked its investment advisor to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the portfolio part of the commissions generated. Such rebates are used solely to reduce the portfolio’s management and administrative expenses. For the six months ended June 30, 2009, these arrangements reduced the portfolio’s expenses by $7,000 (an annual rate of 0.00% of average net assets).

E. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

The following table summarizes the portfolio’s investments as of June 30, 2009, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	695,012	32,918	—
U.S. Government and Agency Obligations	—	27,086	—
Corporate Bonds	—	310,275	—
Sovereign Bonds	—	13,648	—
Taxable Municipal Bonds	—	10,418	—
Tax-Exempt Municipal Bonds	—	763	—
Temporary Cash Investments	—	14,300	—
Swap Contracts—Liabilities	—	(236)	—
Total	695,012	409,172	—

F. Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the six months ended June 30, 2009, were:

	Interest Rate	Credit
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	(65)	—	(65)
Swap Contracts	—	(32)	(32)
Realized Net Gain (Loss) on Derivatives	(65)	(32)	(97)

Change in Unrealized Appreciation
(Depreciation) on Derivatives
Futures Contracts	—	—	—
Swap Contracts	—	(207)	(207)
Change in Unrealized Appreciation
(Depreciation) on Derivatives	—	(207)	(207)

16

Vanguard Balanced Portfolio

At June 30, 2009, the portfolio had the following open swap contracts:

Credit Default Swaps
				Up-front
				Premium	Periodic	Unrealized
			Notional	Received	Premium	Appreciation
	Termination		Amount	(Paid)	Received	(Depreciation)
Reference Entity	Date	Counterparty[1]	(000)	($000)	(Paid)	($000)
Credit Protection Purchased
XL Capital Ltd.	3/20/12	GSCM	770	(139)	(5.000%)	(148)
XL Capital Ltd.	3/20/12	GSCM	480	(81)	(5.000%)	(88)
						(236)
1 GSCM–Goldman Sachs Bank USA.

G. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended June 30, 2009, the portfolio realized net foreign currency losses of $12,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized losses to undistributed net investment income.

Realized and unrealized gains (losses) on certain of the portfolio’s swap contracts are treated as ordinary income (loss) for tax purposes; the effect on the portfolio’s income dividends to shareholders is offset by a change in principal return. Realized losses of $32,000 on swap contracts have been reclassified from accumulated net realized losses to undistributed net investment income.

The portfolio’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at December 31, 2008, the portfolio had available realized losses of $32,689,000 to offset future net capital gains of $18,841,000 through December 31, 2016, and $13,848,000 through December 31, 2017. The portfolio will use these capital losses to offset net taxable capital gains, if any, realized during the year ending December 31, 2009; should the portfolio realize net capital losses for the year, the losses will be added to the loss carryforward balances above.

At June 30, 2009, the cost of investment securities for tax purposes was $1,085,204,000. Net unrealized appreciation of investment securities for tax purposes was $19,216,000, consisting of unrealized gains of $119,480,000 on securities that had risen in value since their purchase and $100,264,000 in unrealized losses on securities that had fallen in value since their purchase.

H. During the six months ended June 30, 2009, the portfolio purchased $115,058,000 of investment securities and sold $160,744,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $46,162,000 and $30,791,000, respectively.

I. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	June 30, 2009	December 31, 2008
	Shares	Shares
	(000)	(000)
Issued	3,341	7,260

Issued in Lieu of Cash Distributions	3,677	6,114
Redeemed	(7,781)	(13,319)
Net Increase (Decrease) in Shares Outstanding	(763)	55

J. In preparing the financial statements as of June 30, 2009, management considered the impact of subsequent events occurring through August 5, 2009, for potential recognition or disclosure in these financial statements.

17

Vanguard Balanced Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended June 30, 2009
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Balanced Portfolio	12/31/2008	6/30/2009	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,053.35	$1.58
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.26	1.56

1

The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.31%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

18

Vanguard Balanced Portfolio

Trustees Approve Advisory Agreement

The board of trustees of Vanguard Variable Insurance Fund Balanced Portfolio has renewed the portfolio’s investment advisory agreement with Wellington Management Company, LLP. The board determined that the retention of Wellington Management was in the best interests of the portfolio and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the agreement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the portfolio’s investment management over both the short and long term, and took into account the organizational depth and stability of the advisor. The board noted that Wellington Management, founded in 1928, is among the nation’s oldest and most respected institutional investment managers. The firm has advised the Balanced Portfolio since its inception in 1991.

Edward P. Bousa, who manages the equity portion of the portfolio, and John C. Keogh, who oversees the fixed income portion, each have more than over two decades of industry experience. They are backed by well-tenured teams of equity and fixed income research analysts who conduct detailed fundamental analysis of their respective industries and companies. Wellington Management has seen significant growth in assets in the past decade. The advisor has provided high quality advisory services for the portfolio and has demonstrated strong organizational depth and stability over both the short and long term.

The board concluded that the advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory agreement.

Investment performance

The board considered the short- and long-term performance of the portfolio, including any periods of outperformance or underperformance of a relevant benchmark and peer group. The board concluded that the advisor has carried out its investment strategy in disciplined fashion, and that performance results have allowed the portfolio to consistently outperform its benchmark and its peer funds. Information about the portfolio’s most recent performance can be found on the Performance Summary page for this portfolio.

Cost

The board concluded that the portfolio’s expense ratio was well below the average expense ratio charged by funds in its peer group. The board noted that the portfolio’s advisory fee rate was also well below the peer-group average. Information about the portfolio’s expense ratio appears on the About Your Portfolio’s Expenses page as well as in the Financial Statements pages.

The board did not consider profitability of Wellington Management in determining whether to approve the advisory fee, because Wellington Management is independent of Vanguard and the advisory fee is the result of arm’s-length negotiations.

The benefit of economies of scale

The board concluded that the portfolio’s shareholders benefit from economies of scale because of breakpoints in the portfolio’s advisory fee schedule. The breakpoints reduce the effective rate of the fee as the portfolio’s assets increase.

The board will consider whether to renew the advisory agreement again after a one-year period.

19

Vanguard® Capital Growth Portfolio

Vanguard Capital Growth Portfolio returned 8.31% for the six months ended June 30, about 5 percentage points more than its benchmark index, as stock prices bounced off their early March lows. The portfolio’s return trailed the average return of multi-capitalization growth portfolios. The portfolio earned especially strong results from its information technology and consumer discretionary stocks. Weak spots included industrials and health care.

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

The largest commitments moved in opposite directions

PRIMECAP Management Company, which advises Vanguard Capital Growth Portfolio, tends to establish large positions in companies that, in its judgment, boast longer-term growth prospects that are currently underappreciated by the market. Over the past few years, the advisor has built up big stakes in information technology and health care stocks, two research-and-development-intensive sectors that stand to benefit from global growth in electronics and the aging Baby Boomers’ increasing demand for medical care and prescription medications.

During the past six months, the portfolio’s tech stocks, roughly one-third of its assets, were a notable strength, returning 28%. Standouts included Corning, a manufacturer of fiber-optic cable and specialty glass for flat-screen TVs, as well as Google and Adobe Systems. The tech theme continued in the consumer discretionary sector, another strong performer, as the portfolio benefited from select holdings such as Amazon.com and Sony Corp. that have a distinct tech flavor. Together, the information technology and consumer discretionary sectors accounted for much of the portfolio’s outperformance versus its benchmark index.

The portfolio’s other major commitment, health care stocks, weighed on performance, registering a modestly negative six-month return. Although there were pockets of strength in high-tech diagnostic tools and medical devices, the portfolio’s biotechnology and pharmaceutical stocks retreated. The portfolio’s industrial stocks, which accounted for a relatively modest portion of assets, were the weakest performers. Airfreight and airline stocks struggled, both with the economic downturn’s impact on commerce and travel and with rising fuel prices.

Our long experience with PRIMECAP Management Company gives us confidence that, over time, its judgments about the prospects for the health care and technology sectors (and, indeed, for nearly all sectors of the market) will prove sound. In volatile investment markets, of course, what seems like validation of an investment idea in one period can turn to rejection in the next. It’s unwise to make too much of these short-term tos-and-fros.

Total Returns
Six Months Ended
June 30, 2009
Vanguard Capital Growth Portfolio	8.31%
Standard & Poor’s 500 Index	3.16
Average Multi-Cap Growth Fund[1]	11.17

Expense Ratios[2]
Your Portfolio Compared With Its Peer Group
		Average
		Multi-Cap
	Portfolio	Growth Fund
Capital Growth Portfolio	0.45%	1.41%

1	Derived from data provided by Lipper Inc.
2

The portfolio expense ratio shown is from the prospectus dated April 29, 2009, and represents estimated costs for the current fiscal year based on the portfolio’s net assets as of the prospectus date.
For the six months ended June 30, 2009, the Capital Growth Portfolio’s annualized expense ratio was 0.45%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2008.

1

Vanguard Capital Growth Portfolio

Advisor’s Report

For the six months ended June 30, Vanguard Capital Growth Portfolio returned 8.31%, compared with the 3.16% return of the Standard & Poor’s 500 Index. The portfolio’s six-month return trailed the average return of its multi-capitalization growth peers.

Investment environment

During the past six months, the economy remained mired in what is likely the most severe and prolonged recession since the Great Depression. While there were signs of stabilization, many indicators continued to worsen. Corporate profits shrank as unemployment rose, consumer spending weakened and home prices declined across the nation. Despite improvements in the short-term funding market, the financial system remained stressed. Access to credit remained difficult for most consumers and businesses as banks and other financial institutions continued to experience increasing credit losses from loans and securities that were originated during an extended period of underpriced risk and excessive leverage.

In response to the liquidity crisis that followed the failure of several large financial institutions last fall, the U.S. government pursued massive fiscal and monetary stimulus measures in an attempt to resuscitate economic activity in the near term; but these actions also raised fears of higher inflation and a weaker U.S. dollar. In addition, the government has significantly expanded its involvement in our financial institutions and private industry through a wide range of programs and initiatives, the potential long-term impact and unintended consequences of which are unclear. Legitimate concerns exist about the impact of these new regulations and involvement on future entrepreneurship and productivity growth.

From its peak in October 2007 through early March 2009, the S&P 500 experienced the biggest market decline since the Great Depression, a reflection of investors’ anxiety about the failing global economy. Since early March, however, the S&P 500 has rebounded sharply on signs that the economy may be stabilizing or, at least, declining less rapidly than before. Following this recent rally, investment opportunities in the stock market, in general, are not as compelling as they were a few months ago.

Management of the portfolio

During the fiscal half-year, the portfolio benefited from its long-standing overweight position in information technology stocks, the best-performing sector in the S&P 500 over the period. Information technology stocks made up more than 30% of assets at the end of the period, compared with a market weighting of just over 18%. We also held some of the sector’s better performers.

Stock selections including chipmaker Texas Instruments, software company Adobe Systems, fiber-optics and specialty glassmaker Corning, and systems-software giant Oracle helped portfolio performance. Google, one of the portfolio’s largest purchases during the past year, also delivered a strong six-month return.

The portfolio’s other major area of emphasis is health care stocks, which accounted for about 25% of assets at the end of the period, compared with a market weighting of about 14%. Unlike the information technology sector, the overweight position in the health-care sector worked against us during the first half of 2009, as did poor stock selection. Three of the five largest positions in the portfolio—pharmaceutical companies Eli Lilly, Novartis, and biotechnology firm Amgen—underperformed both the health-care sector and the S&P 500.

Outside of technology and health care, portfolio performance was helped by stock selection in consumer discretionary stocks such as Amazon.com and TJX Companies and in energy stocks such as exploration and production company Noble Energy. Although the portfolio benefited from its limited exposure to the financial sector, this was more than offset by poor stock selection. We also struggled in the industrials sector, as airlines, which have spent much of the past few years repairing their balance sheets and restructuring their operations, battled shrinking travel budgets and rising fuel costs.

Investment outlook

As a result of the stock market’s vigorous second-quarter rally, the investment outlook is mixed. The economy remains in a recession, and many economic indicators are worsening, albeit at a less rapid rate. Two additional factors that may negatively affect the stock market are fears of rising inflation and concerns about the potentially negative impact of government actions on future economic growth. Despite this uncertainty and the recent rally in the U.S. stock market, we continue to believe that valuations for many high-quality companies remain attractive.

As has been the case for several years, we remain enthusiastic about our holdings in the information technology and health care sectors. In the information technology sector, we believe that worldwide demand for personal computers, mobile devices, and other technological devices will continue to grow. As broadband access becomes increasingly available and new ways to use the Internet continue to develop, the demand for storage and applications should also grow. Companies such as Oracle, Google, Adobe, and Texas Instruments are well positioned to benefit from these trends.

2

Vanguard Capital Growth Portfolio

Although health care stocks have come under intense scrutiny amid the debate over U.S. health care reform, the demand for health care products is expected to continue to expand with worldwide population growth, increased life expectancy, and higher disposable income in emerging markets. In the United States, the baby boomers are entering their years of highest medical spending—seniors consume three to four times as many prescription medications as the rest of the population. And as consumer incomes rise in the developing world, many pharmaceuticals makers and biotech companies are finding new markets. For example, one of our holdings, Genzyme, is now targeting the Chinese market.

Valuations for many health care stocks are nevertheless at all-time lows, even as their strengths—solid balance sheets, considerable cash-flow generation, and substantial investments in research and development—stand in contrast to difficulties facing most of corporate America over the past 18 months.

We look forward to reporting to you six months hence.

Howard B. Schow, Portfolio Manager

Theo A. Kolokotrones, Portfolio Manager

Joel P. Fried, Portfolio Manager

Mitchell J. Milias, Portfolio Manager

Alfred W. Mordecai, Portfolio Manager

David H. Van Slooten, Portfolio Manager

PRIMECAP Management Company, LLP

July 10, 2009

3

Vanguard Capital Growth Portfolio

Portfolio Profile

As of June 30, 2009

Portfolio Characteristics
		Comparative
	Portfolio	Index[1]
Number of Stocks	93	500
Median Market Cap	$26.0B	$39.8B
Price/Earnings Ratio	20.3x	16.6x
Price/Book Ratio	2.4x	2.0x
Yield[2]	1.0%	2.4%
Return on Equity	20.0%	21.1%
Earnings Growth Rate	14.5%	14.2%
Foreign Holdings	11.8%	0.0%
Turnover Rate[3]	9%	—
Expense Ratio[4]	0.45%	—
Short-Term Reserves	1.9%	—

Volatility Measures
Portfolio Versus
Comparative Index[1]
R-Squared	0.93
Beta	0.93

Sector Diversification (% of equity exposure)
		Comparative
	Portfolio	Index[1]
Consumer Discretionary	12.3%	9.0%
Consumer Staples	1.4	12.0
Energy	6.8	12.4
Financials	3.7	13.6
Health Care	25.0	14.0
Industrials	11.4	9.9
Information Technology	32.4	18.3
Materials	6.7	3.2
Telecommunication Services	0.3	3.5
Utilities	0.0	4.1

Ten Largest Holdings[5] (% of total net assets)

Eli Lilly & Co.	pharmaceuticals	4.2%
Oracle Corp.	systems software	3.9
Amgen Inc.	biotechnology	3.6
FedEx Corp.	air freight and logistics	3.3
Novartis AG ADR	pharmaceuticals	3.3
Medtronic, Inc.	health care equipment	3.2
Google Inc.	Internet software and services	3.2
DIRECTV Group, Inc.	cable and satellite	3.0
Adobe Systems, Inc.	application software	3.0
Texas Instruments, Inc.	semiconductors	2.8
Top Ten	33.5%

Investment Focus

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Equity Exposure. A measure that reflects a portfolio’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

1	S&P 500 Index.
2	30-day SEC yield for the portfolio; annualized dividend yield for the index.
3	Annualized.
4

The expense ratio shown is from the prospectus dated April 29, 2009, and represents estimated costs for the current fiscal year based on the portfolio’s net assets as of the prospectus date. For the six months ended June 30, 2009, the annualized expense ratio was 0.45%.

5	The holdings listed exclude any temporary cash investments and equity index products.

4

Vanguard Capital Growth Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Fiscal-Year Total Returns (%): December 3, 2002–June 30, 2009

Average Annual Total Returns: Periods Ended June 30, 2009
				Since
	Inception Date	One Year	Five Years	Inception
Capital Growth Portfolio	12/3/2002	–23.17%	2.03%	6.85%

1	Six months ended June 30, 2009.

Note: See Financial Highlights table for dividend and capital gains information.

5

Vanguard Capital Growth Portfolio

Financial Statements (unaudited)

Statement of Net Assets

As of June 30, 2009

The portfolio provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (98.4%)
Consumer Discretionary (12.1%)
*	DIRECTV Group, Inc.	341,261	8,433
	TJX Cos., Inc.	150,550	4,736
	Sony Corp. ADR	152,200	3,936
	Whirlpool Corp.	68,000	2,894
*	Kohl’s Corp.	64,500	2,757
	Target Corp.	62,200	2,455
*	Amazon.com, Inc.	28,200	2,359
	The Walt Disney Co.	75,700	1,766
*	Bed Bath & Beyond, Inc.	41,800	1,285
	Mattel, Inc.	63,600	1,021
	Best Buy Co., Inc.	18,000	603
	Lowe’s Cos., Inc.	30,500	592
	Eastman Kodak Co.	112,000	332
	Carnival Corp.	10,400	268
			33,437
Consumer Staples (1.3%)
	Costco Wholesale Corp.	75,750	3,462
	The Procter & Gamble Co.	5,200	266
			3,728
Energy (6.7%)
	Noble Energy, Inc.	77,300	4,558
	Schlumberger Ltd.	60,500	3,274
	EOG Resources, Inc.	45,100	3,063
	Peabody Energy Corp.	69,200	2,087
	Hess Corp.	35,750	1,922
	EnCana Corp.
	(New York Shares)	29,900	1,479
*	Plains Exploration &
	Production Co.	50,120	1,371
	ConocoPhillips Co.	11,500	484
*	National Oilwell Varco Inc.	11,100	363
			18,601
Financials (3.6%)
	Marsh &
	McLennan Cos., Inc.	173,600	3,495
*	Berkshire Hathaway Inc.
	Class B	733	2,123
	Discover Financial Services	130,100	1,336

	The Chubb Corp.	30,000	1,196
	Bank of New York
	Mellon Corp.	38,979	1,142
*	Progressive Corp. of Ohio	22,000	332
	JPMorgan Chase & Co.	9,048	309
			9,933
Health Care (24.6%)
	Eli Lilly & Co.	336,800	11,667
*	Amgen Inc.	189,971	10,057
	Novartis AG ADR	221,650	9,041
	Medtronic, Inc.	254,200	8,869
*	Biogen Idec Inc.	160,800	7,260
*	Boston Scientific Corp.	490,502	4,974
	Roche Holdings AG	36,200	4,932
*	Genzyme Corp.	52,250	2,909
	GlaxoSmithKline PLC ADR	72,400	2,559
*	Millipore Corp.	33,050	2,320
*	Life Technologies Corp.	44,709	1,865
	Wyeth	18,200	826
	Johnson & Johnson	11,500	653
			67,932
Industrials (11.2%)
	FedEx Corp.	163,700	9,105
	C.H. Robinson
	Worldwide Inc.	95,100	4,960
	Honeywell International Inc.	91,600	2,876
	Southwest Airlines Co.	417,350	2,809
	United Parcel Service, Inc.	44,950	2,247
	Caterpillar, Inc.	58,700	1,940
	Union Pacific Corp.	31,200	1,624
	Deere & Co.	29,700	1,187
	Canadian Pacific
	Railway Ltd.	20,100	800
*	AMR Corp.	180,400	725
	Donaldson Co., Inc.	18,200	630
	The Boeing Co.	14,500	616
	Granite Construction Co.	17,400	579
*	Alaska Air Group, Inc.	28,750	525
	Expeditors International of
	Washington, Inc.	10,200	340
			30,963
Information Technology (32.0%)
	Oracle Corp.	501,700	10,746
*	Google Inc.	20,800	8,769
*	Adobe Systems, Inc.	297,400	8,416
	Texas Instruments, Inc.	367,600	7,830
	Microsoft Corp.	313,600	7,454
*	Intuit, Inc.	204,900	5,770
	QUALCOMM Inc.	127,300	5,754
	Hewlett-Packard Co.	104,750	4,049
*	Citrix Systems, Inc.	116,600	3,718
*	EMC Corp.	262,900	3,444
	Corning, Inc.	204,950	3,292
	Intel Corp.	172,900	2,861
*	Symantec Corp.	150,400	2,340
*	NVIDIA Corp.	196,450	2,218
	LM Ericsson Telephone Co.
	ADR Class B	199,200	1,948
	Accenture Ltd.	51,550	1,725

* eBay Inc.	78,900	1,352
* Micron Technology, Inc.	234,700	1,188
Applied Materials, Inc.	100,600	1,104
Motorola, Inc.	150,750	999
Plantronics, Inc.	52,350	990
ASML Holding NV
(New York Shares)	44,287	959
KLA-Tencor Corp.	36,000	909
* Rambus Inc.	20,900	324
* Cisco Systems, Inc.	16,000	298
		88,457
Materials (6.6%)
Potash Corp. of
Saskatchewan, Inc.	74,100	6,895
Monsanto Co.	77,600	5,769
Praxair, Inc.	43,100	3,063
Weyerhaeuser Co.	31,950	972
Vulcan Materials Co.	14,500	625
Alcoa Inc.	52,200	539
Freeport-McMoRan
Copper & Gold, Inc.
Class B	6,494	326
		18,189
Telecommunication Services (0.3%)
* Sprint Nextel Corp.	154,950	745
Total Common Stocks
(Cost $316,353)		271,985
Temporary Cash Investment (1.9%)
Money Market Fund (1.9%)
1 Vanguard Market
Liquidity Fund, 0.395%
(Cost $5,300)	5,300,168	5,300
Total Investments (100.3%)
(Cost $321,653)		277,285
Other Assets and Liabilities (–0.3%)
Other Assets		392
Liabilities		(1,170)
		(778)
Net Assets (100%)
Applicable to 22,799,124 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		276,507
Net Asset Value Per Share		$12.13

At June 30, 2009, net assets consisted of:
Amount
($000)
Paid-in Capital	322,902
Undistributed Net Investment Income	1,113
Accumulated Net Realized Losses	(3,143)
Unrealized Appreciation (Depreciation)
Investment Securities	(44,368)
Foreign Currencies	3
Net Assets	276,507

•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard.

Rate shown is the 7-day yield.

ADR—American Depositary Receipt.

See accompanying Notes, which are an integral part of the Financial Statements.

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Vanguard Capital Growth Portfolio

Statement of Operations

Six Months Ended
June 30, 2009
($000)
Investment Income
Income
Dividends[1]	2,102
Interest[2]	12
Security Lending	12
Total Income	2,126
Expenses
Investment Advisory Fees—Note B	188
The Vanguard Group—Note C
Management and Administrative	321
Marketing and Distribution	36
Custodian Fees	5
Shareholders’ Reports and Proxies	13
Total Expenses	563
Net Investment Income	1,563
Realized Net Gain (Loss)
Investment Securities Sold	(3,159)
Foreign Currencies	(1)
Realized Net Gain (Loss)	(3,160)
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	23,777
Foreign Currencies	2
Change in Unrealized Appreciation
(Depreciation)	23,779
Net Increase (Decrease) in Net Assets
Resulting from Operations	22,182

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2009	2008
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,563	2,908
Realized Net Gain (Loss)	(3,160)	22,023
Change in Unrealized Appreciation (Depreciation)	23,779	(138,633)
Net Increase (Decrease) in Net Assets Resulting from Operations	22,182	(113,702)
Distributions
Net Investment Income	(2,985)	(2,790)
Realized Capital Gain[3]	(21,923)	(9,671)
Total Distributions	(24,908)	(12,461)
Capital Share Transactions

Issued	35,909	93,108
Issued in Lieu of Cash Distributions	24,908	12,461
Redeemed	(33,035)	(71,979)
Net Increase (Decrease) from Capital Share Transactions	27,782	33,590
Total Increase (Decrease)	25,056	(92,573)
Net Assets
Beginning of Period	251,451	344,024
End of Period[4]	276,507	251,451

1	Dividends are net of foreign withholding taxes of $96,000.
2	Interest income from an affiliated company of the portfolio was $12,000.
3	Includes fiscal 2009 and 2008 short-term gain distributions totaling $0 and $186,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
4	Net Assets—End of Period includes undistributed net investment income of $1,113,000 and $2,536,000.

See accompanying Notes, which are an integral part of the Financial Statements.

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Vanguard Capital Growth Portfolio

Financial Highlights

	Six
	Months
	Ended
For a Share Outstanding	June 30,	Year Ended December 31,
Throughout Each Period	2009	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$12.42	$18.55	$17.06	$16.01	$15.07	$12.88
Investment Operations
Net Investment Income	.069	.150	.142	.130	.103	.094
Net Realized and Unrealized Gain (Loss)
on Investments	.851	(5.610)	1.918	1.698	1.033	2.166
Total from Investment Operations	.920	(5.460)	2.060	1.828	1.136	2.260
Distributions
Dividends from Net Investment Income	(.145)	(.150)	(.132)	(.110)	(.093)	(.022)
Distributions from Realized Capital Gains	(1.065)	(.520)	(.438)	(.668)	(.103)	(.048)
Total Distributions	(1.210)	(.670)	(.570)	(.778)	(.196)	(.070)
Net Asset Value, End of Period	$12.13	$12.42	$18.55	$17.06	$16.01	$15.07

Total Return	8.31%	–30.36%	12.48%	11.63%	7.68%	17.63%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$277	$251	$344	$288	$190	$167
Ratio of Total Expenses to
Average Net Assets	0.45%[1]	0.42%	0.42%	0.42%	0.42%	0.42%
Ratio of Net Investment Income to
Average Net Assets	1.25%[1]	0.90%	0.86%	0.96%	0.74%	0.84%
Portfolio Turnover Rate	9%[1]	18%	7%	11%	13%	4%

1 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

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Vanguard Capital Growth Portfolio

Notes to Financial Statements

Vanguard Variable Insurance Fund Capital Growth Portfolio is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the portfolio’s pricing time. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the portfolio’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2005–2008) and for the period ended June 30, 2009, and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The portfolio may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. PRIMECAP Management Company provides investment advisory services to the portfolio for a fee calculated at an annual percentage rate of average net assets. For the six months ended June 30, 2009, the investment advisory fee represented an effective annual rate of 0.15% of the portfolio’s average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At June 30, 2009, the portfolio had contributed capital of $65,000 to Vanguard (included in Other Assets), representing 0.02% of the portfolio’s net assets and 0.03% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

9

Vanguard Capital Growth Portfolio

D. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

The following table summarizes the portfolio’s investments as of June 30, 2009, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	267,053	4,932	—
Temporary Cash Investments	5,300	—	—
Total	272,353	4,932	—

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The portfolio’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

During the six months ended June 30, 2009, the portfolio realized net foreign currency losses of $1,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized losses to undistributed net investment income.

At June 30, 2009, the cost of investment securities for tax purposes was $321,653,000. Net unrealized depreciation of investment securities for tax purposes was $44,368,000, consisting of unrealized gains of $18,830,000 on securities that had risen in value since their purchase and $63,198,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended June 30, 2009, the portfolio purchased $15,333,000 of investment securities and sold $11,137,000 of investment securities, other than temporary cash investments.

G. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	June 30, 2009	December 31, 2008
	Shares	Shares
	(000)	(000)
Issued	3,214	5,753
Issued in Lieu of Cash Distributions	2,244	745
Redeemed	(2,910)	(4,797)
Net Increase (Decrease) in Shares Outstanding	2,548	1,701

H. In preparing the financial statements as of June 30, 2009, management considered the impact of subsequent events occurring through August 5, 2009, for potential recognition or disclosure in these financial statements.

10

Vanguard Capital Growth Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended June 30, 2009
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Capital Growth Portfolio	12/31/2008	6/30/2009	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,083.11	$2.32
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.56	2.26
1

The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.45%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

11

Vanguard Capital Growth Portfolio

Trustees Approve Advisory Agreement

The board of trustees of Vanguard Variable Insurance Fund Capital Growth Portfolio has renewed the portfolio’s investment advisory agreement with PRIMECAP Management Company. The board determined that the retention of PRIMECAP Management was in the best interests of the portfolio and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the agreement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the portfolio’s investment management since the portfolio’s inception, and the organizational depth and stability of the advisor. The board noted that PRIMECAP Management, founded in 1983, is recognized for its long-term approach to growth equity investing. The firm has managed Vanguard Variable Insurance Fund Capital Growth Portfolio since its inception in 2002.

Six experienced portfolio managers are responsible for separate sub-portfolios, and each portfolio manager employs a fundamental, research-driven approach in seeking to identify companies with both long-term growth potential overlooked by the market and stock that is trading at attractive valuation levels.

The board concluded that the advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory agreement.

Investment performance

The board considered the performance of the portfolio since its inception, including any periods of outperformance or underperformance of a relevant benchmark and peer group. The board concluded that the advisor has carried out its investment strategy in disciplined fashion, and that performance results have allowed the portfolio to consistently outperform its benchmark and its peer funds. Information about the portfolio’s most recent performance can be found on the Performance Summary page for this portfolio.

Cost

The board concluded that the portfolio’s expense ratio was well below the average expense ratio charged by funds in its peer group. The board noted that the portfolio’s advisory fee rate was also well below the peer-group average. Information about the portfolio’s expense ratio appears on the About Your Portfolio’s Expenses page as well as in the Financial Statements pages.

The board did not consider profitability of PRIMECAP Management in determining whether to approve the advisory fee, because PRIMECAP Management is independent of Vanguard and the advisory fee is the result of arm’s-length negotiations.

The benefit of economies of scale

The board concluded that the portfolio realizes economies of scale that are built into the negotiated advisory fee rate without any need for asset-level breakpoints. The advisory fee rate is very low relative to the average rate paid by funds in the portfolio’s peer group.

The board will consider whether to renew the advisory agreement again after a one-year period.

12

Vanguard® Diversified Value Portfolio

After a tough start, Vanguard Diversified Value Portfolio returned 1.98%, crossing over into positive territory for the first half of the 2009 fiscal year. The portfolio kept a few steps ahead of its benchmark index, which recorded a slightly negative return, but trailed the average return of its peer group. In a change of pace for this traditional value portfolio, its best returns came from the technology sector. Its energy stocks also performed well. Weak spots included industrials and utilities.

Please note that the returns for the portfolios in Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Advisor uncovered value in unexpected places

At the peak of the late 1990s tech-stock bubble, Vanguard Diversified Value Portfolio’s advisor, Barrow, Hanley, Mewhinney & Strauss, was an outspoken doubter of technology stocks, bewildered by their lofty valuations and skeptical of their business models. It’s a measure of how much tech valuations have fallen, both on an absolute and relative basis, that these stocks made up more than 14% of the portfolio’s assets at the end the fiscal period. Tech stocks were also the portfolio’s best performers, returning about 17% for the six months, led by blue chips such as IBM, Microsoft, and Intel. The portfolio’s tech holdings were largely responsible for lifting its return into positive territory for the six months.

The portfolio encountered greater difficulty in traditional value sectors such as utilities, industrials, and telecommunication services, all of which registered declines through the first half of the year. Because the portfolio is relatively concentrated, holding just 48 stocks at the end of the period, these patches of weakness reflected the results of one or two stocks in each sector. In industrials, for example, General Electric weighed on returns. In telecommunication services, AT&T and Verizon Communications reduced results.

Although this value-oriented portfolio’s recent success with fast-growing technology stocks may seem inconsistent with the conventional wisdom about value investing, it is consistent with the

Diversified Value Portfolio’s independent-minded approach to the markets. The advisor has a long record of seeking out value wherever it may lie, paying little attention to the conventional wisdom, a strategy that has proven productive over the long term.

Such a mind-set can be useful to any investor in the pursuit of a financial goal. We recommend building a balanced and diversified portfolio that, in your judgment, can keep you on the path to your investment goal. Once your plan is in place, stay the course, even as the market’s din continually urges you to action.

Total Returns
Six Months Ended
June 30, 2009
Vanguard Diversified Value Portfolio	1.98%
Russell 1000 Value Index	–2.87
Average Multi-Cap Value Fund[1]	4.51

Expense Ratios[2]
Your Portfolio Compared With Its Peer Group
		Average
		Multi-Cap
	Portfolio	Value Fund
Diversified Value Portfolio	0.40%	1.27%

1	Derived from data provided by Lipper Inc.
2

The portfolio expense ratio shown is from the prospectus dated April 29, 2009, and represents estimated costs for the current fiscal year based on the portfolio’s net assets as of the prospectus date.
For the six months ended June 30, 2009, the portfolio’s annualized expense ratio was 0.42%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2008.

1

Vanguard Diversified Value Portfolio

Advisor’s Report

The Diversified Value Portfolio returned 1.98% for the six months ended June 30, 2009, versus –2.87% for the Russell 1000 Value Index.

The investment environment

It seems that the bear market of 2008–2009 is over, and in its wake are ruins of a number of higher-risk investment vehicles. The credit correction in lending institutions made quick work of economies the world over. Demand declined at the fastest rate in over 50 years. We would expect the recession to end in the third quarter of 2009. The recovery will not be instantaneous, and, in fact, will likely take several years to achieve previous levels, but that should allow the consumer to “reliquefy.” After all, excessive consumption got us into this mess. The “right-sizing” of bank portfolios means loans will be difficult to get. The dynamics of a number of businesses will change. The profitability of private-equity hedge funds, real estate investment trusts, developers, and investment banks, to name a few, will need to be recalibrated. No more borrowing short and lending long.

Our successes and shortfalls

Although information technology was the portfolio’s most profitable sector for the first half of 2009, our investments in IT underperformed the benchmark’s holdings in the sector. This underperformance resulted from the fact that several of the stocks in this sector do not fit our universe of potential “value” investments; that is, they have high price/earning (P/E) multiples and little or no dividends. However, all of our stocks in this sector performed well, and on an absolute basis, they contributed the most to the overall portfolio’s return.

All in all, your portfolio’s holdings did okay versus other portfolios and/or benchmarks, though few covered themselves with glory.

Our portfolio positioning

Our portfolio reflects our expectation for a below-average rebound in economic activity. We have maintained rather heavy exposure to utilities and health care, and underweightings in materials and energy. We have underweighted financials for obvious reasons, but since the stock market’s recovery in the second quarter, we have added significantly to our holdings in this area, as we believe significant upside is possible in the future.

Significant portfolio changes during the last six months

New positions: While we are somewhat neutral on energy, we like BP p.l.c. because of its low relative stock price, a 7% dividend yield, and strong North American production. Although we once thought there would never be a time to own Microsoft, the company was relatively cheap, particularly with its great balance sheet. In the industrial sector, Raytheon is a good company with a predictable business and good earnings comparisons for next year.

Closed positions: We eliminated Exelon because we were not sold on its NRG Energy acquisition and thought industrial or financial firms would do better than utilities. We sold Kraft Foods so that we could redeploy funds to more dynamic industries. We eliminated Manulife Financial because the life insurance industry remains financially stressed. Merrill Lynch was purchased by Bank of America. Sherwin-Williams had been a great holding that went up in a down market, but we thought other companies offered more upside potential going forward.

James P. Barrow, Founding Partner

Barrow, Hanley, Mewhinney & Strauss, Inc.

July 10, 2009

2

Vanguard Diversified Value Portfolio

Portfolio Profile

As of June 30, 2009

Portfolio Characteristics
		Comparative	Broad
	Portfolio	Index[1]	Index[2]
Number of Stocks	48	677	4,399
Median Market Cap	$40.2B	$24.7B	$24.2B
Price/Earnings Ratio	15.2x	18.0x	18.6x
Price/Book Ratio	1.8x	1.4x	1.9x
Yield[3]	3.1%	2.7%	2.2%
Return on Equity	19.8%	17.4%	19.7%
Earnings Growth Rate	11.0%	8.9%	13.5%
Foreign Holdings	9.7%	0.0%	0.0%
Turnover Rate[4]	28%	—	—
Expense Ratio[5]	0.40%	—	—
Short-Term Reserves	3.8%	—	—

Volatility Measures
	Portfolio Versus	Portfolio Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.96	0.93
Beta	0.94	0.97

Sector Diversification (% of equity exposure)
		Comparative	Broad
	Portfolio	Index[1]	Index[2]
Consumer Discretionary	5.1%	9.1%	9.7%
Consumer Staples	11.3	5.9	10.4
Energy	11.2	19.7	11.8
Financials	14.5	22.8	15.0
Health Care	15.4	9.9	13.6
Industrials	14.5	10.0	10.3
Information Technology	14.4	4.9	18.2
Materials	1.0	3.6	3.6
Telecommunication
Services	4.8	6.3	3.2
Utilities	7.8	7.8	4.2

Ten Largest Holdings[6] (% of total net assets)

Bristol-Myers Squibb Co.	pharmaceuticals	4.0%
Wyeth	pharmaceuticals	3.8
Imperial Tobacco Group ADR	tobacco	3.5
Philip Morris International Inc.	tobacco	3.5
International Business Machines Corp.	computer hardware	3.3
JPMorgan Chase & Co.	diversified financial services	3.3
Illinois Tool Works, Inc.	industrial machinery	3.2
Occidental Petroleum Corp.	integrated oil and gas	3.2
Microsoft Corp.	systems software	3.1
Hewlett-Packard Co.	computer hardware	3.1

Top Ten	34.0%

Investment Focus

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Equity Exposure. A measure that reflects a portfolio’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

1 Russell 1000 Value Index.

2 Dow Jones U.S. Total Stock Market Index.

3 30-day SEC yield for the portfolio; annualized dividend yield for the index.

4 Annualized.

5 The expense ratio shown is from the prospectus dated April 29, 2009, and represents estimated costs for the current fiscal year based on the portfolio’s net assets as of the prospectus date. For the six months ended June 30, 2009, the annualized expense ratio was 0.42%.

6 The holdings listed exclude any temporary cash investments and equity index products.

3

Vanguard Diversified Value Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Fiscal-Year Total Returns (%): February 8, 1999–June 30, 2009

Average Annual Total Returns: Periods Ended June 30, 2009

	Inception Date	One Year	Five Years	Ten Years
Diversified Value Portfolio	2/8/1999	–23.40%	–0.52%	1.49%

1 Six months ended June 30, 2009.

Note: See Financial Highlights table for dividend and capital gains information.

4

Vanguard Diversified Value Portfolio

Financial Statements (unaudited)

Statement of Net Assets

As of June 30, 2009

The portfolio provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (96.2%)
Consumer Discretionary (4.9%)
Carnival Corp.	556,600	14,344
Wyndham Worldwide Corp.	593,080	7,188
Service Corp. International	836,800	4,586
CBS Corp.	423,900	2,933
		29,051
Consumer Staples (10.9%)
Imperial Tobacco Group
ADR	394,200	20,479
Philip Morris International Inc.	469,300	20,471
Diageo PLC ADR	277,100	15,864
Altria Group, Inc.	449,300	7,364
		64,178
Energy (10.8%)
Occidental Petroleum Corp.	286,800	18,874
Spectra Energy Corp.	1,039,200	17,583
ConocoPhillips Co.	372,544	15,669
BP PLC ADR	237,700	11,334
		63,460
Financials (14.0%)
JPMorgan Chase & Co.	567,350	19,352
Wells Fargo & Co.	617,000	14,968
Bank of America Corp.	771,446	10,183
American Express Co.	399,100	9,275
PNC Financial Services Group	231,372	8,980
* SLM Corp.	645,000	6,624
Capital One Financial Corp.	302,500	6,619
XL Capital Ltd. Class A	380,400	4,359
^ Citigroup Inc.	550,100	1,634
American International Group, Inc.	274,700	319
		82,313
Health Care (14.9%)
Bristol-Myers Squibb Co.	1,169,400	23,751
Wyeth	488,700	22,182
Quest Diagnostics, Inc.	276,300	15,592
Pfizer Inc.	812,900	12,193
* WellPoint Inc.	165,500	8,422

Baxter International, Inc.	103,600	5,487
		87,627
Industrials (13.9%)
Illinois Tool Works, Inc.	510,700	19,070
Raytheon Co.	300,800	13,365
Honeywell International Inc.	415,700	13,053
Cooper Industries, Inc. Class A	417,900	12,976
General Electric Co.	1,064,700	12,478
ITT Industries, Inc.	252,100	11,218
		82,160
Information Technology (13.8%)
International Business
Machines Corp.	186,800	19,506
Microsoft Corp.	777,300	18,476
Hewlett-Packard Co.	468,000	18,088
Intel Corp.	969,500	16,045
Nokia Corp. ADR	646,500	9,426
		81,541
Materials (1.0%)
E.I. du Pont de Nemours & Co.	220,900	5,659

Telecommunication Services (4.6%)
Verizon Communications Inc.	480,460	14,765
AT&T Inc.	493,727	12,264
FairPoint Communications, Inc.	15,348	9
	27,038
Utilities (7.4%)
Dominion Resources, Inc.	382,800	12,793
Duke Energy Corp.	745,700	10,880
Constellation Energy Group, Inc.	281,600	7,485
CenterPoint Energy Inc.	667,000	7,390
Entergy Corp.	69,600	5,396
	43,944
Total Common Stocks
(Cost $784,438)	566,971
Temporary Cash Investment (4.1%)
Money Market Fund (4.1%)
1,2 Vanguard Market
Liquidity Fund, 0.395%
(Cost $23,824)	23,824,173	23,824
Total Investments (100.3%)
(Cost $808,262)		590,795
Other Assets and Liabilities (–0.3%)
Other Assets		1,784
Liabilities[2]		(3,405)
		(1,621)
Net Assets (100%)
Applicable to 63,499,435 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		589,174
Net Asset Value Per Share		$9.28

At June 30, 2009, net assets consisted of:
Amount
($000)
Paid-in Capital	834,493
Undistributed Net Investment Income	8,273
Accumulated Net Realized Losses	(36,125)

Unrealized Appreciation (Depreciation)	(217,467)
Net Assets	589,174

•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
^	Part of security position is on loan to broker-dealers. The total value of securities on loan is $1,221,000.
1	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
2	Includes $1,644,000 of collateral received for securities on loan.

ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

5

Vanguard Diversified Value Portfolio

Statement of Operations

Six Months Ended
June 30, 2009
($000)
Investment Income
Income
Dividends	10,425
Interest[1]	42
Security Lending	284
Total Income	10,751
Expenses
Investment Advisory Fees—Note B
Basic Fee	334
Performance Adjustment	(27)
The Vanguard Group—Note C
Management and Administrative	686
Marketing and Distribution	87
Custodian Fees	3
Shareholders’ Reports and Proxies	20
Total Expenses	1,103
Net Investment Income	9,648
Realized Net Gain (Loss) on
Investment Securities Sold	(5,216)
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	3,211
Net Increase (Decrease) in Net Assets
Resulting from Operations	7,643

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2009	2008
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	9,648	24,617
Realized Net Gain (Loss)	(5,216)	(30,881)
Change in Unrealized Appreciation (Depreciation)	3,211	(345,576)
Net Increase (Decrease) in Net Assets Resulting from Operations	7,643	(351,840)
Distributions
Net Investment Income	(24,959)	(23,793)
Realized Capital Gain[2]	—	(50,026)
Total Distributions	(24,959)	(73,819)
Capital Share Transactions
Issued	42,786	93,268
Issued in Lieu of Cash Distributions	24,959	73,819
Redeemed	(54,954)	(177,870)
Net Increase (Decrease) from Capital Share Transactions	12,791	(10,783)
Total Increase (Decrease)	(4,525)	(436,442)
Net Assets
Beginning of Period	593,699	1,030,141

End of Period[3]	589,174	593,699

1	Interest income from an affiliated company of the portfolio was $42,000.
2	Includes fiscal 2008 short-term gain distributions totaling $6,101,000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
3	Net Assets—End of Period includes undistributed net investment income of $8,273,000 and $23,584,000.

See accompanying Notes, which are an integral part of the Financial Statements.

6

Vanguard Diversified Value Portfolio

Financial Highlights

	Six
	Months
	Ended
For a Share Outstanding	June 30,	Year Ended December 31,
Throughout Each Period	2009	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$9.57	$16.33	$16.53	$14.37	$13.55	$11.46
Investment Operations
Net Investment Income	.170	.410	.360	.370[1]	.320[1]	.220
Net Realized and Unrealized Gain (Loss)
on Investments	(.040)	(5.960)	.280	2.270	.700	2.090
Total from Investment Operations	.130	(5.550)	.640	2.640	1.020	2.310
Distributions
Dividends from Net Investment Income	(.420)	(.390)	(.310)	(.290)	(.200)	(.220)
Distributions from Realized Capital Gains	—	(.820)	(.530)	(.190)	—	—
Total Distributions	(.420)	(1.210)	(.840)	(.480)	(.200)	(.220)
Net Asset Value, End of Period	$9.28	$9.57	$16.33	$16.53	$14.37	$13.55

Total Return	1.98%	–36.14%	3.93%	18.88%	7.61%	20.46%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$589	$594	$1,030	$926	$659	$420
Ratio of Total Expenses to
Average Net Assets[2]	0.42%[3]	0.37%	0.40%	0.40%	0.41%	0.42%
Ratio of Net Investment Income to
Average Net Assets	3.64%[3]	3.05%	2.24%	2.46%	2.29%	2.26%
Portfolio Turnover Rate	28%[3]	15%	21%	25%	21%	15%

1	Calculated based on average shares outstanding.
2	Includes performance-based investment advisory fee increases (decreases) of (0.01%), (0.02%), 0.00%, 0.00%, 0.01%, and 0.02%.
3	Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

7

Vanguard Diversified Value Portfolio

Notes to Financial Statements

Vanguard Variable Insurance Fund Diversified Value Portfolio is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2005–2008) and for the period ended June 30, 2009, and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Security Lending: The portfolio may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

5. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Barrow, Hanley, Mewhinney & Strauss, Inc., provides investment advisory services to the portfolio for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on performance for the preceding three years relative to the MSCI Prime Market 750 Index. For the six months ended June 30, 2009, the investment advisory fee represented an effective annual basic rate of 0.13% of the portfolio’s average net assets before a decrease of $27,000 (0.01%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At June 30, 2009, the portfolio had contributed capital of $133,000 to Vanguard (included in Other Assets), representing 0.02% of the portfolio’s net assets and 0.05% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

D. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

At June 30, 2009, 100% of the portfolio’s investments were valued based on Level 1 inputs.

8

Vanguard Diversified Value Portfolio

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The portfolio’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at December 31, 2008, the portfolio had available realized losses of $30,881,000 to offset future net capital gains through December 31, 2016. The portfolio will use these capital losses to offset net taxable capital gains, if any, realized during the year ending December 31, 2009; should the portfolio realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At June 30, 2009, the cost of investment securities for tax purposes was $808,262,000. Net unrealized depreciation of investment securities for tax purposes was $217,467,000, consisting of unrealized gains of $28,638,000 on securities that had risen in value since their purchase and $246,105,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended June 30, 2009, the portfolio purchased $73,549,000 of investment securities and sold $77,732,000 of investment securities, other than temporary cash investments.

G. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	June 30, 2009	December 31, 2008
	Shares	Shares
	(000)	(000)
Issued	4,867	7,442
Issued in Lieu of Cash Distributions	3,070	5,468
Redeemed	(6,499)	(13,947)
Net Increase (Decrease) in Shares Outstanding	1,438	(1,037)

H. In preparing the financial statements as of June 30, 2009, management considered the impact of subsequent events occurring through August 5, 2009, for potential recognition or disclosure in these financial statements.

9

Vanguard Diversified Value Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended June 30, 2009
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Diversified Value Portfolio	12/31/2008	6/30/2009	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,019.79	$2.10
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.71	2.11
1

The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.42%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

10

Vanguard Diversified Value Portfolio

Trustees Approve Advisory Agreement

The board of trustees of Vanguard Variable Insurance Fund Diversified Value Portfolio has renewed the portfolio’s investment advisory agreement with Barrow, Hanley, Mewhinney & Strauss, Inc. The board determined that the retention of Barrow Hanley was in the best interests of the portfolio and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the agreement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the portfolio’s investment management over both the short and long term, and took into account the organizational depth and stability of the advisor. The board noted that Barrow Hanley, founded in 1979, is known for its commitment to value investing. The firm has managed the Diversified Value Portfolio since the portfolio’s inception in 1999. Using a combination of in-depth fundamental research and valuation forecasts, Barrow Hanley seeks stocks offering strong fundamentals and price appreciation potential, with below-average price-to-earnings ratios and price-to-book value ratios, and above-average current yields.

The board concluded that the advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory agreement.

Investment performance

The board considered the short- and long-term performance of the portfolio, including any periods of outperformance or underperformance of a relevant benchmark and peer group. The board concluded that the advisor has carried out the portfolio’s investment strategy in disciplined fashion, and that the portfolio has performed in line with expectations. Information about the portfolio’s most recent performance can be found on the Performance Summary page for this portfolio.

Cost

The board concluded that the portfolio’s expense ratio was far below the average expense ratio charged by funds in the portfolio’s peer group. The board noted that the portfolio’s advisory fee rate was also well below the peer-group average. Information about the portfolio’s expense ratio appears on the About Your Portfolio’s Expenses page as well as in the Financial Statements pages.

The board did not consider profitability of Barrow Hanley in determining whether to approve the advisory fee, because Barrow Hanley is independent of Vanguard, and the advisory fee is the result of arm’s-length negotiations.

The benefit of economies of scale

The board concluded that the portfolio realizes economies of scale that are built into the negotiated advisory fee rate without any need for asset-level breakpoints. The advisory fee rate is very low relative to the average rate paid by funds in the portfolio’s peer group.

The board will consider whether to renew the advisory agreement again after a one-year period.

11

Vanguard® Equity Income Portfolio

During the six months ended June 30, Vanguard Equity Income Portfolio returned –4.01% as financial stocks weighed on performance. The portfolio underperformed its benchmark index, and finished behind the average return of its peer funds. At the end of the period, the portfolio’s 30-day SEC yield stood at 3.24%, down from 4.25% at the start of the period.

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Poorly performing financials restrained returns

As the broad stock market rallied from its early March lows, many equity income and other value-oriented portfolios were left behind. While the broad stock market returned about 5%, the FTSE High Dividend Yield Index, a good proxy for the performance of value-oriented dividend-paying stocks, returned –3.85%. Vanguard Equity Income Portfolio did a bit worse.

Both the portfolio and the index have a meaningful stake in the financials sector, which has struggled as banks, brokerages, and insurance companies have wrestled with credit-market upheaval and, in some cases, threats to their survival. During the past six months, the portfolio was a little light in the sector’s bright spots, including investment banks that rallied as doubts about their viability receded. The portfolio’s industrial stocks were another trouble spot, with weakness in machinery makers such as Caterpillar and in industrial giant General Electric, a single stock that accounts for a large percentage of the sector’s value.

As was the case throughout the market, the portfolio’s information technology stocks delivered excellent six-month returns. Chipmakers and software companies were notably strong performers. Across the rest of the portfolio, performance was subdued, with a mix of single-digit positive and negative returns in the other sectors.

Even as the stock market showed signs of life, the past six months was a tough time for income-oriented equity investors. The credit crisis put intense pressure on corporate America’s balance sheets, even on companies with no exposure to high-risk assets such as subprime mortgages. During the second quarter of 2009, for example, 250 companies reduced their dividends, according to Standard & Poor’s, the highest quarterly number since 1957.

At some point, however, corporate finances will recover, a process that may be under way already. Over time, we expect the Vanguard Equity Income Portfolio to remain a good way for investors to tap the stock market’s potential for growth, while emphasizing current income.

A word on expenses

In the table below, you’ll note our estimated expense ratio for fiscal 2009 and, in the footnote, the actual expense ratio for the first half of the fiscal year. Both figures are up significantly from fiscal 2008.

As the value of portfolio assets has declined, the portfolio’s fixed expenses are expected to account for a modestly higher percentage of portfolio assets. The higher expense ratio also reflects higher advisory fees.

Many of the Vanguard portfolios’ advisory contracts include a performance incentive-fee/penalty provision. If the advisor outperforms its benchmark, the firm’s fee increases; if it underperforms, the fee declines. The incentive fee structure helps ensure that the interests of the advisors and the portfolios’ investors remain aligned. During the past six months, the advisors’ strong performance relative to the benchmark resulted in an increase in the performance adjustment. The portfolio’s financial statements include more information about the incentive fee.

Total Returns
Six Months Ended
June 30, 2009
Vanguard Equity Income Portfolio	–4.01%
FTSE High Dividend Yield Index	–3.85
Average Equity Income Fund[1]	1.23

Expense Ratios[2]
Your Portfolio Compared With Its Peer Group
		Average Equity
	Portfolio	Income Fund
Equity Income Portfolio	0.36%	1.34%

1	Derived from data provided by Lipper Inc.
2

The portfolio expense ratio shown is from the prospectus dated April 29, 2009, and represents estimated costs for the current fiscal year based on the portfolio’s net assets as of the prospectus date. For the six months ended June 30, 2009, the portfolio’s annualized expense ratio was 0.36%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2008.

1

Vanguard Equity Income Portfolio

Advisors’ Report

For the six months ended June 30, 2009, the Equity Income Portfolio returned –4.01%, a bit behind its benchmarks. The FTSE High Dividend Yield Index returned –3.85, while equity income peer funds returned an average of 1.23%. The portfolio is overseen by two independent advisors. The use of multiple advisors provides exposure to distinct, yet complementary, investment approaches, enhancing the portfolio’s diversification. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the percentage of the portfolio’s assets each manages, and brief descriptions of their investment strategies are presented in the table below. Each advisor has also provided a discussion of the investment environment that existed during the first half of 2009 and of the effect of this environment on the portfolio’s positioning. These reports were prepared on July 10, 2009.

Wellington Management Company, LLP

Portfolio Manager:

W. Michael Reckmeyer, III, CFA,

Senior Vice President

The U.S. economy remains in one of the worst economic downturns in recent history. Actions by the federal government in the form of monetary and fiscal stimulus have moderated the downturn in economic activity and reversed the financial paralysis of the past several months.

We are starting to see some evidence that the economic downturn is bottoming, and we are cautiously optimistic that positive economic growth will resume in the second half of 2009. However, the economy is improving fitfully as economic headwinds remain, such as continued financial deleveraging, consumer wealth destruction, and concerns about higher taxation in the United States.

Globally, most markets remain in recessions or are experiencing slow growth, with the exception of China, whose economy is being supported by significant fiscal spending.

Our investment approach to the Equity Income Portfolio throughout this time frame has remained focused on large-capitalization stocks with strong balance sheets. While a few of our stock holdings reduced their dividends, primarily in the financial sector, the majority of our companies are either maintaining or boosting their dividends. We continue to believe that our dividend orientation will reward investors, particularly if economic growth remains muted.

We continue to favor liquid, large-cap stocks due to their favorable valuations. Our largest purchases included Johnson & Johnson, Merck, and Goldman Sachs. Our biggest sales consisted of names that either reached or approached our target prices, such as Bristol-Myers Squibb, Pacific Gas and Electric, Consolidated Edison, and Nordstrom. We eliminated U.S. Bancorp and Norfolk Southern because of eroding fundamentals.

Vanguard Equity Income Portfolio Investment Advisors

	Portfolio Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Wellington Management	57	198	Employs a fundamental approach to identify desirable
Company, LLP			individual stocks, seeking those that typically offer
			above-average dividend yields, below-average
			valuations, and the potential for dividend increases
			in the future.

Vanguard Quantitative	38	132	Uses quantitative management, with the primary
Equity Group			assessment of a company’s future prospects made by
			evaluating its current valuation characteristics, market
			sentiment, and earnings quality.
Cash Investments	5	16	These short-term reserves are invested by Vanguard
			in equity index products to simulate investment in
			stocks. Each advisor may also maintain a modest
			cash position.

2

Vanguard Equity Income Portfolio

Vanguard Quantitative Equity Group

Portfolio Manager:

James P. Stetler, Principal

The equity market’s returns in the first two quarters of 2009 were a contrast in results. The market’s negative momentum from 2008 continued through most of the first calendar quarter, with high-yielding equities returning about –17% as measured by the FTSE High Dividend Yield Index. The first two months of the year were the worst, declining more than –24%. Market reaction to the government’s initial stimulus announcements was not positive. However, as more details were released and additional plans were revealed, March brought about a turnaround, with a rebound exceeding 10%. The recovery continued through April and May as the benchmark returned more than 16% before stalling in June.

It has been an extraordinary six months of change for dividend-paying stocks. Many companies have eliminated dividends or reduced their payouts at levels never-before seen. In the FTSE High Dividend Yield benchmark alone, more than 50 companies have eliminated their dividends since January, and many others have drastically cut their payouts. However, as of June 30, the portfolio’s 30-day SEC yield remained well above that of the broad U.S. stock market.

Our portion of the portfolio’s performance relative to its benchmark is derived from our ability to accurately rank stocks against their industry and market-cap peers, predicting the outperformers versus the underperformers, and effectively implementing those decisions in our portfolio. We analyze companies based on several criteria: their relative valuation characteristics, market sentiment/momentum factors, the quality and direction of their earnings, and management decisions about certain company attributes. In short, we prefer stocks with attractive valuations, good market sentiment, and strong balance-sheet quality.

For the six months, our models did not effectively distinguish the outperformers from the underperformers. The March–May recovery was generally led by companies with poor balance sheets and recent earnings disappointments. These are not companies typically favored by our models. Our stock selection was strongest in the telecommunication services and utilities sectors, led by EMBARQ, Dominion Resources, and Sempra Energy. Our stock-selection results were most disappointing in the financial and industrial sectors, though we benefited from an overweighting in Morgan Stanley.

3

Vanguard Equity Income Portfolio

Portfolio Profile

As of June 30, 2009

Portfolio Characteristics
		Comparative	Broad
	Portfolio	Index[1]	Index[2]
Number of Stocks	151	502	4,399
Median Market Cap	$41.7B	$40.1B	$24.2B
Price/Earnings Ratio	12.9x	15.7x	18.6x
Price/Book Ratio	1.8x	1.6x	1.9x
Yield[3]	3.2%	3.7%	2.2%
Return on Equity	20.6%	18.9%	19.7%
Earnings Growth Rate	6.9%	3.7%	13.5%
Foreign Holdings	4.9%	0.0%	0.0%
Turnover Rate[4]	53%	—	—
Expense Ratio[5]	0.36%	—	—
Short-Term Reserves	0.8%	—	—

Volatility Measures
	Portfolio Versus	Portfolio Versus
	Spliced Index[6]	Broad Index[2]
R-Squared	0.99	0.90
Beta	0.90	0.87

Sector Diversification (% of equity exposure)
		Comparative	Broad
	Portfolio	Index[1]	Index[2]
Consumer Discretionary	8.1%	7.7%	9.7%
Consumer Staples	11.9	11.5	10.4
Energy	10.3	7.4	11.8
Financials	20.6	20.7	15.0
Health Care	12.2	13.0	13.6
Industrials	12.6	13.0	10.3
Information Technology	6.7	5.2	18.2
Materials	3.9	4.5	3.6
Telecommunication Services	5.4	7.3	3.2
Utilities	8.3	9.7	4.2

Ten Largest Holdings[7] (% of total net assets)

Chevron Corp.	integrated oil and gas	3.9%
JPMorgan Chase & Co.	Diversified financial services	3.8
Johnson & Johnson	pharmaceuticals	3.7
AT&T Inc.	integrated telecommunication services	3.4
Wells Fargo & Co.	diversified banks	2.9
Pfizer Inc.	pharmaceuticals	2.8
General Electric Co.	industrial conglomerates	2.4
Merck & Co., Inc.	pharmaceuticals	2.3
Intel Corp.	semiconductors	2.3
Philip Morris International Inc.	tobacco	2.3
Top Ten		29.8%

Investment Focus

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Equity Exposure. A measure that reflects a portfolio’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

1	FTSE High Dividend Yield Index.
2	Dow Jones Wilshire 5000 Index.
3	30-day SEC yield for the portfolio; annualized dividend yield for the index.
4	Annualized.
5

The expense ratio shown is from the prospectus dated April 29, 2009, and represents estimated costs for the current fiscal year based on the portfolio’s net assets as of the prospectus date. For the six months ended June 30, 2009, the annualized expense ratio was 0.36%.

6	Russell 1000 Value Index through July 31, 2007; FTSE High Dividend Yield Index thereafter.
7	The holdings listed exclude any temporary cash investments and equity index products.

4

Vanguard Equity Income Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Fiscal-Year Total Returns (%): December 31, 1998–June 30, 2009

Average Annual Total Returns: Periods Ended June 30, 2009

	Inception Date	One Year	Five Years	Ten Years
Equity Income Portfolio	6/7/1993	–23.61%	–0.82%	0.31%

1	Six months ended June 30, 2009.
2	Russell 1000 Value Index through July 31, 2007; FTSE High Dividend Yield Index thereafter.

Note: See Financial Highlights table for dividend and capital gains information.

5

Vanguard Equity Income Portfolio

Financial Statements (unaudited)

Statement of Net Assets

As of June 30, 2009

The portfolio provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (95.8%)[1]
Consumer Discretionary (7.7%)
Home Depot, Inc.	320,400	7,571
Genuine Parts Co.	113,600	3,813
Sherwin-Williams Co.	54,200	2,913
McDonald’s Corp.	43,646	2,509
The Stanley Works	55,800	1,888
The McGraw-Hill Cos., Inc.	36,500	1,099
VF Corp.	19,500	1,079
Mattel, Inc.	48,700	782
D. R. Horton, Inc.	81,000	758
Fortune Brands, Inc.	21,600	750
Whirlpool Corp.	17,000	724
H & R Block, Inc.	36,100	622
Polaris Industries, Inc.	15,200	488
Darden Restaurants Inc.	14,000	462
Limited Brands, Inc.	35,600	426
Cracker Barrel Old Country Store Inc.	12,400	346
Johnson Controls, Inc.	9,600	209
Brinker International, Inc.	9,300	158
The Buckle, Inc.	400	13
		26,610
Consumer Staples (11.3%)
Philip Morris
International Inc.	179,380	7,824
Nestle SA ADR	135,900	5,118
Kimberly-Clark Corp.	74,400	3,901
The Coca-Cola Co.	72,112	3,461
Altria Group, Inc.	196,780	3,225
Sysco Corp.	125,012	2,810
PepsiCo, Inc.	48,400	2,660
Lorillard, Inc.	32,841	2,226
Kraft Foods Inc.	81,952	2,077
Unilever NV ADR	72,200	1,746
General Mills, Inc.	25,400	1,423
The Clorox Co.	18,200	1,016
ConAgra Foods, Inc.	53,200	1,014
The Hershey Co.	16,200	583
Kellogg Co.	2,400	112

39,196
Energy (9.5%)
Chevron Corp.	202,800	13,436
Total SA ADR	90,400	4,902
BP PLC ADR	95,400	4,549
ConocoPhillips Co.	95,420	4,013
Marathon Oil Corp.	110,500	3,329
Occidental Petroleum Corp.	25,300	1,665
Valero Energy Corp.	46,300	782
Sunoco, Inc.	10,300	239
Spectra Energy Corp.	4,700	80
Tesoro Corp.	1,500	19
33,014
Exchange-Traded Fund (1.2%)
2	Vanguard Value ETF	104,300	4,123

Financials (19.5%)
JPMorgan Chase & Co.	385,500	13,149
Wells Fargo & Co.	408,766	9,917
Bank of America Corp.	396,379	5,232
Bank of New York Mellon Corp.	137,195	4,021
The Goldman Sachs Group, Inc.	26,000	3,833
ACE Ltd.	80,400	3,556
PNC Financial Services Group	72,000	2,794
The Chubb Corp.	63,760	2,543
Toronto Dominion Bank	45,400	2,348
U.S. Bancorp	109,650	1,965
Unum Group	118,000	1,872
AFLAC Inc.	55,600	1,729
The Allstate Corp.	67,600	1,649
The Travelers Cos., Inc.	38,900	1,596
Bank of Nova Scotia	32,500	1,219
BB&T Corp.	50,600	1,112
Hudson City Bancorp, Inc.	72,100	958
Axis Capital Holdings Ltd.	30,800	806
Regency Centers Corp. REIT	22,700	793
Cincinnati Financial Corp.	33,100	740
New York Community Bancorp, Inc.	68,700	734
Ameriprise Financial, Inc.	28,596	694
NYSE Euronext	25,000	681
Bank of Hawaii Corp.	17,400	623
Federated Investors, Inc.	23,743	572
American Express Co.	21,800	507
FirstMerit Corp.	29,012	493
Aspen Insurance Holdings Ltd.	19,800	442
MetLife, Inc.	7,300	219
First BanCorp Puerto Rico	51,900	205
Endurance Specialty Holdings Ltd.	5,900	173
Eaton Vance Corp.	5,200	139
Marsh & McLennan Cos., Inc.	6,600	133
Safety Insurance Group, Inc.	2,700	83
M & T Bank Corp.	1,200	61
67,591
Health Care (11.5%)
Johnson & Johnson	223,086	12,671
Pfizer Inc.	655,400	9,831
Merck & Co., Inc.	285,774	7,990
Wyeth	83,420	3,787
Bristol-Myers Squibb Co.	107,460	2,183

Eli Lilly & Co.	56,620	1,961
GlaxoSmithKline PLC ADR	39,900	1,410
		39,833
Industrials (12.1%)
General Electric Co.	695,452	8,151
3M Co.	73,000	4,387
Waste Management, Inc.	152,000	4,280
Republic Services, Inc. Class A	121,300	2,961
Eaton Corp.	61,500	2,743
Illinois Tool Works, Inc.	70,100	2,617
PACCAR, Inc.	73,700	2,396
United Parcel Service, Inc.	39,000	1,950
Caterpillar, Inc.	53,800	1,778
Honeywell International Inc.	50,400	1,583
The Boeing Co.	33,300	1,415
Northrop Grumman Corp.	26,568	1,214
Dover Corp.	29,100	963
Schneider Electric SA	10,643	815
Pitney Bowes, Inc.	34,800	763
Hubbell Inc. Class B	19,100	612
Briggs & Stratton Corp.	45,600	608
Apogee Enterprises, Inc.	45,400	558
Federal Signal Corp.	68,734	526
GATX Corp.	17,437	448
Raytheon Co.	8,700	387
Tyco International Ltd.	11,500	299
Emerson Electric Co.	9,100	295
Deere & Co.	500	20
		41,769
Information Technology (6.0%)
Intel Corp.	480,900	7,959
Microsoft Corp.	291,300	6,924
Texas Instruments, Inc.	102,200	2,177
Automatic Data Processing, Inc.	37,200	1,318
Analog Devices, Inc.	35,100	870
Xilinx, Inc.	32,400	663
Diebold, Inc.	22,800	601
Linear Technology Corp.	6,800	159
		20,671
Materials (3.8%)
E.I. du Pont de
Nemours & Co.	135,341	3,467
Packaging Corp. of America	133,800	2,168
Air Products & Chemicals, Inc.	28,800	1,860
PPG Industries, Inc.	33,500	1,471
Sensient Technologies Corp.	27,600	623
Eastman Chemical Co.	16,400	622
Glatfelter	63,100	562
Innophos Holdings Inc.	28,800	486

6

Vanguard Equity Income Portfolio

				Market
				Value•
			Shares	($000)
	Compass Minerals
	International, Inc.		7,800	428
	Olin Corp.		35,400	421
	Temple-Inland Inc.		28,900	379
	Bemis Co., Inc.		14,400	363
	Sonoco Products Co.		6,700	160
	Worthington Industries, Inc.		2,400	31
				13,041
Telecommunication Services (5.2%)
	AT&T Inc.		474,360	11,783
	Verizon Communications Inc.		172,710	5,307
	Embarq Corp.		18,588	782
				17,872
	Utilities (8.0%)
	FPL Group, Inc.		117,040	6,655
	Dominion Resources, Inc.		153,590	5,133
	Exelon Corp.		78,100	4,000
	American Electric Power Co., Inc.		73,200	2,115
	Edison International		59,300	1,866
	Entergy Corp.		22,200	1,721
	Public Service Enterprise Group, Inc.		40,400	1,318
	Sempra Energy		21,897	1,087
	UGI Corp. Holding Co.		31,200	795
	NiSource, Inc.		60,900	710
	Atmos Energy Corp.		24,900	623
	DTE Energy Co.		18,900	605
	Avista Corp.		29,616	527
	PG&E Corp.		11,500	442
	Southern Co.		5,300	165
	FirstEnergy Corp.		2,150	83
				27,845
	Total Common Stocks
	(Cost $409,960)			331,565
	Temporary Cash Investments (4.3%)[1]
	Money Market Fund (2.7%)
3	Vanguard Market
	Liquidity Fund, 0.395% 9,217,245		9,217

		Face
		Amount
		($000)
U.S. Government and Agency Obligations (0.9%)
4,5	Federal Home Loan
	Mortgage Corp. 0.210%,
	9/28/09	3,300	3,299

	Repurchase Agreement (0.7%)
	UBS Securities LLC
	0.110%, 7/1/09
	(Dated 6/30/09,
	Repurchase Value
	$2,400,000, collateralized
	by Federal National
	Mortgage Assn.

6.000%, 4/1/38)	2,400	2,400
Total Temporary Cash Investments
(Cost $14,916)	14,916
Total Investments (100.1%)
(Cost $424,876)	346,481
Other Assets and Liabilities (–0.1%)
Other Assets	985
Liabilities	(1,460)
(475)
Net Assets (100%)
Applicable to 31,741,243 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	346,006
Net Asset Value Per Share	$10.90

At June 30, 2009, net assets consisted of:
Amount
($000)
Paid-in Capital	495,195
Undistributed Net Investment Income	5,276
Accumulated Net Realized Losses	(76,053)
Unrealized Appreciation (Depreciation)
Investment Securities	(78,395)
Futures Contracts	(17)
Net Assets	346,006

•	See Note A in Notes to Financial Statements.
1

The portfolio invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the portfolio’s effective common stock and temporary cash investment positions represent 99.3% and 0.8%, respectively, of net assets.

2	Considered an affiliated company of the portfolio as the issuer is another member of The Vanguard Group.
3	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4	The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.
5	Securities with a value of $3,299,000 have been segregated as initial margin for open futures contracts.

ADR—American Depositary Receipt.

REIT—Real Estate Investment Trust.

See accompanying Notes, which are an integral part of the Financial Statements.

7

Vanguard Equity Income Portfolio

Statement of Operations

Six Months Ended
June 30, 2009
($000)
Investment Income
Income
Dividends[1,2]	7,151
Interest[1]	25
Total Income	7,176
Expenses
Investment Advisory Fees—Note B
Basic Fee	150
Performance Adjustment	29
The Vanguard Group—Note C
Management and Administrative	365
Marketing and Distribution	47
Custodian Fees	3
Shareholders’ Reports and Proxies	24
Total Expenses	618
Expenses Paid Indirectly	(3)
Net Expenses	615
Net Investment Income	6,561
Realized Net Gain (Loss)
Investment Securities Sold[1]	(53,926)
Futures Contracts	385
Foreign Currencies	3
Realized Net Gain (Loss)	(53,538)
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	29,912
Futures Contracts	(343)
Change in Unrealized Appreciation
(Depreciation)	29,569
Net Increase (Decrease) in Net Assets
Resulting from Operations	(17,408)

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2009	2008
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	6,561	18,010
Realized Net Gain (Loss)	(53,538)	(20,726)
Change in Unrealized Appreciation (Depreciation)	29,569	(175,014)
Net Increase (Decrease) in Net Assets Resulting from Operations	(17,408)	(177,730)
Distributions
Net Investment Income	(18,202)	(17,785)
Realized Capital Gain[3]	(1,062)	(44,760)
Total Distributions	(19,264)	(62,545)

Capital Share Transactions
Issued	12,756	41,875
Issued in Lieu of Cash Distributions	19,264	62,545
Redeemed	(30,782)	(84,145)
Net Increase (Decrease) from Capital Share Transactions	1,238	20,275
Total Increase (Decrease)	(35,434)	(220,000)
Net Assets
Beginning of Period	381,440	601,440
End of Period[4]	346,006	381,440

1	Dividend income, interest income, and realized net gain (loss) from affiliated companies of the portfolio were $67,000, $13,000, and $0, respectively.
2	Dividends are net of foreign withholding taxes of $70,000.
3	Includes fiscal 2009 and 2008 short-term gain distributions totaling $0 and $3,261,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
4	Net Assets—End of Period includes undistributed net investment income of $5,276,000 and $16,914,000.

See accompanying Notes, which are an integral part of the Financial Statements.

8

Vanguard Equity Income Portfolio

Financial Highlights

	Six
	Months
	Ended
For a Share Outstanding	June 30,	Year Ended December 31,
Throughout Each Period	2009	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$12.08	$19.79	$20.81	$18.60	$19.45	$20.00
Investment Operations
Net Investment Income	.226	.590	.570	.540	.510	.490
Net Realized and Unrealized Gain (Loss)
on Investments	(.771)	(6.190)	.320	3.100	.220	1.800
Total from Investment Operations	(.545)	(5.600)	.890	3.640	.730	2.290
Distributions
Dividends from Net Investment Income	(.600)	(.600)	(.520)	(.540)	(.480)	(.470)
Distributions from Realized Capital Gains	(.035)	(1.510)	(1.390)	(.890)	(1.100)	(2.370)
Total Distributions	(.635)	(2.110)	(1.910)	(1.430)	(1.580)	(2.840)
Net Asset Value, End of Period	$10.90	$12.08	$19.79	$20.81	$18.60	$19.45

Total Return	–4.01%	–30.91%	4.53%	20.70%	4.14%	13.32%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$346	$381	$601	$601	$483	$439
Ratio of Total Expenses to
Average Net Assets[1]	0.36%[2]	0.29%	0.29%	0.28%	0.28%	0.26%
Ratio of Net Investment Income to
Average Net Assets	3.99%[2]	3.65%	2.79%	2.90%	2.91%	2.78%
Portfolio Turnover Rate	53%[2]	60%	61%	28%	26%	29%

1	Includes performance-based investment advisory fee increases (decreases) of 0.02%, 0.01%, 0.00%, (0.01%), (0.01%), and 0.00%.
2	Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

9

Vanguard Equity Income Portfolio

Notes to Financial Statements

Vanguard Variable Insurance Fund Equity Income Portfolio is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the portfolio’s pricing time. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the portfolio’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The portfolio uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The portfolio may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

4. Repurchase Agreements: The portfolio may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

5. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2005–2008) and for the period ended June 30, 2009, and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

6. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

10

Vanguard Equity Income Portfolio

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Wellington Management Company, LLP, provides investment advisory services to a portion of the portfolio for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee for Wellington Management Company, LLP, is subject to quarterly adjustments based on performance for the preceding three years relative to the Lipper Equity Income Average for periods prior to April 1, 2008, and the new benchmark, the FTSE High Dividend Yield Index, beginning April 1, 2008. The benchmark change will be fully phased in by March 2011.

The Vanguard Group provides investment advisory services to a portion of the portfolio on an at-cost basis; the portfolio paid Vanguard advisory fees of $54,000 for the six months ended June 30, 2009.

For the six months ended June 30, 2009, the aggregate investment advisory fee represented an effective annual basic rate of 0.09% of the portfolio’s average net assets, before an increase of $29,000 (0.02%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At June 30, 2009, the portfolio had contributed capital of $82,000 to Vanguard (included in Other Assets), representing 0.02% of the portfolio’s net assets and 0.03% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

D. The portfolio has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the portfolio part of the commissions generated. Such rebates are used solely to reduce the portfolio’s management and administrative expenses. For the six months ended June 30, 2009, these arrangements reduced the portfolio’s expenses by $3,000.

E. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

The following table summarizes the portfolio’s investments as of June 30, 2009, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	330,750	815	—
Temporary Cash Investments	9,217	5,699	—
Futures Contracts—Liabilities[1]	(75)	—	—
Total	339,892	6,514	—
1 Represents variation margin on the last day of the reporting period.

11

Vanguard Equity Income Portfolio

F. At June 30, 2009, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

			($000)
		Number of	Aggregate	Unrealized
		Long (Short)	Settlement	Appreciation
Futures Contracts	Expiration	Contracts	Value	(Depreciation)
E-mini S&P 500 Index	September 2009	208	9,521	23
S&P 500 Index	September 2009	11	2,518	(40)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

G. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended June 30, 2009, the portfolio realized net foreign currency gains of $3,000, which increased distributable net income for tax purposes; accordingly, such gains have been reclassified from accumulated net realized losses to undistributed net investment income.

The portfolio’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at December 31, 2008, the portfolio had available realized losses of $20,990,000 to offset future net capital gains through December 31, 2017. The portfolio will use these capital losses to offset net taxable capital gains, if any, realized during the year ending December 31, 2009; should the portfolio realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At June 30, 2009, the cost of investment securities for tax purposes was $424,876,000. Net unrealized depreciation of investment securities for tax purposes was $78,395,000, consisting of unrealized gains of $11,676,000 on securities that had risen in value since their purchase and $90,071,000 in unrealized losses on securities that had fallen in value since their purchase.

H. During the six months ended June 30, 2009, the portfolio purchased $85,277,000 of investment securities and sold $95,309,000 of investment securities, other than temporary cash investments.

I. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	June 30, 2009	December 31, 2008
	Shares	Shares
	(000)	(000)
Issued	1,227	2,832
Issued in Lieu of Cash Distributions	1,936	3,907
Redeemed	(3,004)	(5,544)
Net Increase (Decrease) in Shares Outstanding	159	1,195

J. In preparing the financial statements as of June 30, 2009, management considered the impact of subsequent events occurring through August 5, 2009, for potential recognition or disclosure in these financial statements.

12

Vanguard Equity Income Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended June 30, 2009
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Equity Income Portfolio	12/31/2008	6/30/2009	Period[1]
Based on Actual Portfolio Return	$1,000.00	$959.90	$1.75
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.91	1.81

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.36%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

13

Vanguard Equity Income Portfolio

Trustees Approve Advisory Arrangements

The board of trustees of Vanguard Variable Insurance Fund Equity Income Portfolio has renewed the portfolio’s investment advisory arrangements with Wellington Management Company, LLP, and The Vanguard Group, Inc. (through its Quantitative Equity Group). The board concluded that the retention of the advisors was in the best interest of the portfolio and its shareholders.

The board based its decisions upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the portfolio’s investment management over both the short and long term, and took into account the organizational depth and stability of each firm. The board noted the following:

Wellington Management Company. Founded in 1928, Wellington Management is among the nation’s oldest and most-respected institutional managers. The firm has advised a portion of the Equity Income Portfolio since 2003. The portfolio managers are backed by a long-tenured team of research analysts who conduct detailed fundamental analysis of their respective industries and companies. Wellington Management has provided high-quality advisory services for the portfolio and has demonstrated strong organizational depth and stability over both the short and long term.

The Vanguard Group. Vanguard has been managing investments for more than three decades. The Quantitative Equity Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth. Vanguard has managed a portion of the portfolio since 2003.

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted the continuation of the advisory arrangements.

Investment performance

The board considered the short- and long-term performance of the portfolio, including any periods of outperformance or underperformance of a relevant benchmark and peer group. The board concluded that each advisor has carried out its investment strategy in disciplined fashion, and that the results have allowed the portfolio to perform competitively against its benchmark and peer group. Information about the portfolio’s most recent performance can be found on the Performance Summary page for this portfolio.

Cost

The board concluded that the portfolio’s expense ratio was well below the average expense ratio charged by funds in the portfolio’s peer group. The board noted that the portfolio’s advisory fee rate was also well below that of the peer-group average. Information about the portfolio’s expense ratio appears on the About Your Portfolio’s Expenses page as well as in the Financial Statements pages.

The board did not consider profitability of Wellington Management in determining whether to approve the advisory fee, because Wellington Management is independent of Vanguard, and the advisory fee is the result of arm’s-length negotiations. The board does not conduct a profitability analysis of Vanguard, because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for shareholders.

The benefit of economies of scale

The board concluded that the portfolio realizes economies of scale that are built into the advisory fee rate negotiated with Wellington Management without any need for asset-level breakpoints. Wellington Management’s advisory fee rate is very low relative to the average rate paid by funds in the portfolio’s peer group. The board also concluded that the portfolio’s low-cost arrangement with Vanguard ensures that the portfolio will realize economies of scale as it grows, with the cost to shareholders declining as the portfolio’s assets managed by Vanguard increase.

The board will consider whether to renew the advisory arrangements again after a one-year period.

14

Vanguard® Equity Index Portfolio

Although stock prices were laid low by the global financial crisis during the first two months of 2009, they rallied over the second calendar quarter to finish the period in positive territory. For the six months ended June 30, the Equity Index Portfolio returned about 3% and closely tracked its target index of large-capitalization companies, the S&P 500 Index.

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Information technology stocks boost the portfolio’s return

Market turmoil was the theme for the first two months of 2009. Stocks continued to fall as the financial crisis that gripped most of the world in 2008 continued. In March, however, the markets shifted course, and some relief and recovery took hold. Investors were heartened by small signs that the economy was improving and began to move money back into stocks.

Four of the ten sectors in the index produced noticeable gains in the half-year, as the spring rally more than made up for losses earlier in the period. Information technology, the index’s largest sector, posted the largest gains. Corporations that had cut their budgets during 2008 began to spend again on hardware, software, and communications equipment. Sharpened demand for computers and LCD televisions sent stocks in the electronic component subsector higher.

Signs of renewed demand also benefited the consumer discretionary sector. Although the personal savings rate has risen and consumer confidence remains weak, Americans have been trickling back to the malls. Exports to China boosted the materials sector, which posted double-digit gains despite the tepid U.S. economy.

In contrast, the financial sector hurt the portfolio’s return. Despite pockets of improvement in investment banks and brokerage firms, the freeze in credit markets continued to hamper commercial banks, thrifts, mortgage companies, and insurers. The industrial sector also weighed on performance as manufacturers struggled with high inventories and lower orders and output.

Market volatility underscores the need for a long-term view

Investors had every right to feel discouraged or frustrated as the stock market’s steep losses in 2008 mounted further in the first two months of 2009. The recovery that began over the past four months of the period provided an encouraging reminder that equities still have a place in a diversified portfolio, although the financial markets face a long road back to their highs of less than two years ago.

Of course, nobody knows which direction the market will turn in the short term. However, if history is any guide, stocks can continue to serve investors who take a long-term view. Vanguard encourages you to build and maintain a portfolio of stock funds, bond funds, and short-term reserves that best suits your time horizon and appetite for risk. With its low costs, broad diversification, and historically close tracking of the large-cap U.S. stock market, the Equity Index Portfolio can play an important part in your investment program.

Total Returns
Six Months Ended
June 30, 2009
Vanguard Equity Index Portfolio	3.20%
S&P 500 Index	3.16
Average Large-Cap Core Fund[1]	4.83

Expense Ratios[2]
Your Portfolio Compared With Its Peer Group
		Average
		Large-Cap
	Portfolio	Core Fund
Equity Index Portfolio	0.19%	1.26%

1	Derived from data provided by Lipper Inc.
2

The portfolio expense ratio shown is from the prospectus dated April 29, 2009, and represents estimated costs for the current fiscal year based on the portfolio’s net assets as of the prospectus date. For the six months ended June 30, 2009, the annualized expense ratio was 0.19%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2008.

1

Vanguard Equity Index Portfolio

Portfolio Profile

As of June 30, 2009

Portfolio Characteristics
		Target	Broad
	Portfolio	Index[1]	Index[2]
Number of Stocks	509	500	4,399
Median Market Cap	$39.8B	$39.8B	$24.2B
Price/Earnings Ratio	16.6x	16.6x	18.6x
Price/Book Ratio	2.0x	2.0x	1.9x
Yield[3]	2.3%	2.4%	2.2%
Return on Equity	21.1%	21.1%	19.7%
Earnings Growth Rate	14.2%	14.2%	13.5%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate[4]	10%	—	—
Expense Ratio[5]	0.19%	—	—
Short-Term Reserves	0.7%	—	—

Sector Diversification (% of equity exposure)
		Target	Broad
	Portfolio	Index[1]	Index[2]
Consumer Discretionary	9.0%	9.0%	9.7%
Consumer Staples	12.0	12.0	10.4
Energy	12.4	12.4	11.8
Financials	13.6	13.6	15.0
Health Care	14.0	14.0	13.6
Industrials	9.8	9.9	10.3
Information Technology	18.4	18.3	18.2
Materials	3.2	3.2	3.6
Telecommunication
Services	3.5	3.5	3.2
Utilities	4.1	4.1	4.2

Ten Largest Holdings[6] (% of total net assets)

ExxonMobil Corp.	integrated oil
	and gas	4.2%
Microsoft Corp.	systems software	2.2
Johnson & Johnson	pharmaceuticals	1.9
The Procter & Gamble Co.	household products	1.8
AT&T Inc.	integrated
	telecommunication
	service	1.8
International Business	computer
Machines Corp.	hardware	1.7
JPMorgan Chase & Co.	diversified
	financial services	1.6
Chevron Corp.	integrated oil
	and gas	1.6
Apple Inc.	computer hardware	1.6
General Electric Co.	industrial
	conglomerates	1.5
Top Ten		19.9%

Volatility Measures
	Portfolio Versus	Portfolio Versus
	Target Index[1]	Broad Index[2]
R-Squared	1.00	0.99
Beta	1.00	0.97

Investment Focus

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Equity Exposure. A measure that reflects a portfolio’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

1	S&P 500 Index.
2	Dow Jones U.S. Total Stock Market Index.
3	30-day SEC yield for the portfolio; annualized dividend yield for the indexes.
4	Annualized.
5

The expense ratio shown is from the prospectus dated April 29, 2009, and represents estimated costs for the current fiscal year based on the portfolio’s net assets as of the prospectus date. For the six months ended June 30, 2009, the annualized expense ratio was 0.19%.

6	The holdings listed exclude any temporary cash investments and equity index products.

2

Vanguard Equity Index Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Fiscal-Year Total Returns (%): December 31, 1998–June 30, 2009

Average Annual Total Returns: Periods Ended June 30, 2009

	Inception Date	One Year	Five Years	Ten Years
Equity Index Portfolio	4/29/1991	–26.09%	–2.28%	–2.26%

1	Six months ended June 30, 2009.

Note: See Financial Highlights table for dividend and capital gains information.

3

Vanguard Equity Index Portfolio

Financial Statements (unaudited)

Statement of Net Assets

As of June 30, 2009

The portfolio provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.4%)[1]
Consumer Discretionary (8.9%)
	McDonald’s Corp.	217,443	12,501
	The Walt Disney Co.	365,907	8,537
	Home Depot, Inc.	334,313	7,900
	Comcast Corp. Class A	541,553	7,847
	Time Warner Inc.	235,827	5,941
	Target Corp.	148,136	5,847
	Lowe’s Cos., Inc.	291,022	5,649
*	Amazon.com, Inc.	63,512	5,313
	News Corp., Class A	452,775	4,125
	NIKE, Inc. Class B	76,279	3,950
*	Ford Motor Co.	633,500	3,845
	Yum! Brands, Inc.	90,880	3,030
	Staples, Inc.	140,850	2,841
*	Viacom Inc. Class B	119,413	2,711
*	Kohl’s Corp.	60,147	2,571
	TJX Cos., Inc.	81,445	2,562
*	DIRECTV Group, Inc.	103,165	2,549
	Johnson Controls, Inc.	117,057	2,543
	Best Buy Co., Inc.	67,233	2,252
	Carnival Corp.	86,293	2,224
	Time Warner Cable Inc.	69,371	2,197
*	Starbucks Corp.	144,919	2,013
	Omnicom Group Inc.	61,220	1,933
	The McGraw-Hill Cos., Inc.	61,993	1,867
	Coach, Inc.	62,594	1,683
*	Bed Bath & Beyond, Inc.	51,116	1,572
*	Apollo Group, Inc. Class A	21,307	1,515
	The Gap, Inc.	90,572	1,485
	Marriott International, Inc.
	Class A	58,447	1,290
	J.C. Penney Co., Inc.
	(Holding Co.)	43,867	1,259
	H & R Block, Inc.	67,018	1,155
	Mattel, Inc.	70,573	1,133

*	AutoZone Inc.	7,104	1,074
	Genuine Parts Co.	31,414	1,054
	Sherwin-Williams Co.	19,377	1,042
	Fortune Brands, Inc.	29,517	1,025
*	O’Reilly Automotive, Inc.	26,613	1,013
	Macy’s Inc.	82,518	970
	VF Corp.	17,458	966
	International
	Game Technology	58,343	928
	CBS Corp.	132,922	920
	Darden Restaurants Inc.	27,031	892
	Starwood Hotels &
	Resorts Worldwide, Inc.	36,872	819
	Family Dollar Stores, Inc.	27,675	783
	Harley-Davidson, Inc.	46,239	750
*	GameStop Corp. Class A	32,503	715
*,^	Sears Holdings Corp.	10,738	714
	Limited Brands, Inc.	53,312	638
	Nordstrom, Inc.	31,638	629
	Whirlpool Corp.	14,647	623
*	Expedia, Inc.	41,254	623
	Tiffany & Co.	24,287	616
	DeVry, Inc.	12,106	606
	Polo Ralph Lauren Corp.	11,160	598
	Hasbro, Inc.	24,610	597
	Newell Rubbermaid, Inc.	54,595	568
*	The Goodyear Tire &
	Rubber Co.	47,464	534
	The Stanley Works	15,474	524
	D. R. Horton, Inc.	54,187	507
	Scripps Networks Interactive	17,795	495
*	Interpublic Group of
	Cos., Inc.	94,167	476
*	Wynn Resorts Ltd.	13,422	474
	Leggett & Platt, Inc.	30,794	469
	Abercrombie & Fitch Co.	17,339	440
	Wyndham Worldwide Corp.	35,076	425
	Washington Post Co.
	Class B	1,179	415
	Comcast Corp. Special
	Class A	26,563	375
	Pulte Homes, Inc.	42,159	372
*	AutoNation, Inc.	21,061	365
	RadioShack Corp.	24,560	343
*	Big Lots Inc.	16,234	341
	Black & Decker Corp.	11,726	336
	Snap-On Inc.	11,336	326
	Lennar Corp. Class A	27,945	271
	Harman International
	Industries, Inc.	13,588	255
*	Office Depot, Inc.	54,396	248
	Centex Corp.	24,632	208
	KB Home	14,925	204

	Meredith Corp.	7,102	181
	Gannett Co., Inc.	44,812	160
	Eastman Kodak Co.	53,153	157
	New York Times Co.
	Class A	23,211	128
	CBS Corp. Class A	1,056	7
*	Viacom Inc. Class A	45	1
			142,040
Consumer Staples (11.9%)
	The Procter & Gamble Co.	574,281	29,346
	Wal-Mart Stores, Inc.	439,710	21,300
	The Coca-Cola Co.	392,308	18,827
	Philip Morris
	International Inc.	386,505	16,859
	PepsiCo, Inc.	306,741	16,858
	CVS Caremark Corp.	286,918	9,144
	Kraft Foods Inc.	290,194	7,354
	Colgate-Palmolive Co.	98,523	6,970
	Altria Group, Inc.	407,442	6,678
	Walgreen Co.	195,437	5,746
	Kimberly-Clark Corp.	81,580	4,277
	Costco Wholesale Corp.	85,448	3,905
	General Mills, Inc.	64,760	3,628
	Archer-Daniels-Midland Co.	126,410	3,384
	The Kroger Co.	128,398	2,831
	Sysco Corp.	116,128	2,611
	Kellogg Co.	49,729	2,316
	Lorillard, Inc.	33,114	2,244
	H.J. Heinz Co.	61,964	2,212
	Avon Products, Inc.	84,059	2,167
	Safeway, Inc.	83,757	1,706
	ConAgra Foods, Inc.	88,117	1,680
	The Clorox Co.	27,404	1,530
	Sara Lee Corp.	137,174	1,339
	Reynolds American Inc.	33,285	1,285
	Molson Coors Brewing Co.
	Class B	29,402	1,245
	The Hershey Co.	32,670	1,176
	Campbell Soup Co.	39,403	1,159
	J.M. Smucker Co.	23,410	1,139
*	Dr. Pepper Snapple
	Group, Inc.	50,123	1,062
	Coca-Cola Enterprises, Inc.	62,525	1,041
	The Pepsi Bottling
	Group, Inc.	26,981	913
	McCormick & Co., Inc.	25,734	837
	Brown-Forman Corp.
	Class B	19,283	829
	Tyson Foods, Inc.	59,492	750
	The Estee Lauder Cos. Inc.
	Class A	22,908	748
*	Dean Foods Co.	34,855	669
	SUPERVALU Inc.	41,527	538

	Whole Foods Market, Inc.	27,514	522
*	Constellation Brands, Inc.
	Class A	38,803	492
	Hormel Foods Corp.	13,700	473
			189,790
Energy (12.3%)
	ExxonMobil Corp.	961,485	67,217
	Chevron Corp.	395,029	26,171
	Schlumberger Ltd.	235,823	12,760
	ConocoPhillips Co.	291,913	12,278
	Occidental Petroleum Corp.	159,753	10,513
	Devon Energy Corp.	87,405	4,764
	Apache Corp.	65,994	4,762
	Anadarko Petroleum Corp.	98,259	4,460
	XTO Energy, Inc.	114,301	4,359
	Marathon Oil Corp.	139,368	4,199
	Halliburton Co.	176,636	3,656
	EOG Resources, Inc.	49,336	3,351
	Hess Corp.	56,076	3,014
*	National Oilwell Varco Inc.	82,318	2,689
*	Southwestern Energy Co.	67,700	2,630
	Baker Hughes Inc.	61,045	2,225
	Chesapeake Energy Corp.	110,958	2,200
	Spectra Energy Corp.	126,997	2,149
	Murphy Oil Corp.	37,651	2,045
	Noble Energy, Inc.	34,130	2,013

4

Vanguard Equity Index Portfolio

			Market
			Value•
		Shares	($000)
	Valero Energy Corp.	109,544	1,850
	Williams Cos., Inc.	114,241	1,783
	Peabody Energy Corp.	52,704	1,590
	Range Resources Corp.	30,863	1,278
	El Paso Corp.	138,050	1,274
*	Cameron International Corp.	42,800	1,211
	CONSOL Energy, Inc.	35,646	1,211
	Diamond Offshore
	Drilling, Inc.	13,743	1,141
	Smith International, Inc.	43,170	1,112
	ENSCO International, Inc.	27,839	971
*	FMC Technologies Inc.	24,403	917
*	Nabors Industries, Inc.	55,851	870
	BJ Services Co.	57,465	783
*	Denbury Resources, Inc.	48,835	719
	Cabot Oil & Gas Corp.	20,302	622
	Pioneer Natural
	Resources Co.	22,609	577
	Sunoco, Inc.	23,003	534
	Rowan Cos., Inc.	22,358	432
	Tesoro Corp.	27,043	344
	Massey Energy Co.	16,739	327
			197,001
Financials (13.4%)
	JPMorgan Chase & Co.	768,126	26,201
	Wells Fargo & Co.	917,396	22,256
	Bank of America Corp.	1,593,518	21,034
	The Goldman Sachs
	Group, Inc.	99,158	14,620
	Morgan Stanley	266,378	7,594
	Bank of New York
	Mellon Corp.	235,572	6,905
	U.S. Bancorp	373,989	6,702
	American Express Co.	234,035	5,439
	MetLife, Inc.	161,312	4,841
	The Travelers Cos., Inc.	115,260	4,730
	State Street Corp.	97,256	4,590
	CME Group, Inc.	13,062	4,064
	PNC Financial
	Services Group	90,683	3,519
	Prudential Financial, Inc.	91,191	3,394
	Charles Schwab Corp.	184,894	3,243
	AFLAC Inc.	92,058	2,862
	Simon Property Group, Inc.
	REIT	54,774	2,817
	BB&T Corp.	127,388	2,800
	The Chubb Corp.	69,401	2,768
	The Allstate Corp.	105,635	2,578
	Northern Trust Corp.	47,518	2,551

	Franklin Resources, Inc.	29,765	2,143
	T. Rowe Price Group Inc.	50,313	2,097
	Marsh & McLennan
	Cos., Inc.	102,870	2,071
	Aon Corp.	54,574	2,067
*	Progressive Corp. of Ohio	134,138	2,027
	Loews Corp.	71,141	1,949
	Capital One Financial Corp.	88,954	1,946
^	Citigroup Inc.	615,983	1,829
*	Intercontinental-
	Exchange Inc.	14,427	1,648
	Public Storage, Inc. REIT	24,740	1,620
	SunTrust Banks, Inc.	91,551	1,506
	Invesco, Ltd.	81,056	1,444
	Vornado Realty Trust REIT	31,379	1,413
	NYSE Euronext	51,274	1,397
	Hudson City Bancorp, Inc.	102,509	1,362
	Boston Properties, Inc. REIT	27,278	1,301
	Ameriprise Financial, Inc.	50,288	1,220
	Equity Residential REIT	54,000	1,200
	The Principal Financial
	Group, Inc.	61,168	1,152
	HCP, Inc. REIT	53,718	1,138
	Unum Group	65,323	1,036
	People’s United Financial Inc.	68,726	1,034
	Fifth Third Bancorp	144,866	1,029
	Lincoln National Corp.	58,355	1,004
	Host Hotels & Resorts Inc.
	REIT	118,385	993
	Moody’s Corp.	37,654	992
	Discover Financial Services	94,508	971
	Plum Creek Timber Co. Inc.
	REIT	32,122	957
*	SLM Corp.	92,035	945
	Ventas, Inc. REIT	30,873	922
	Regions Financial Corp.	227,660	920
	Avalonbay Communities, Inc.
	REIT	15,824	885
	M & T Bank Corp.	17,014	867
	XL Capital Ltd. Class A	67,383	772
	The Hartford Financial
	Services Group Inc.	63,827	758
*	Leucadia National Corp.	35,511	749
	Health Care Inc. REIT	21,906	747
	KeyCorp	139,567	731
	Cincinnati Financial Corp.	31,929	714
	ProLogis REIT	87,005	701
	Legg Mason Inc.	28,204	688
	Kimco Realty Corp. REIT	63,810	641
	Comerica, Inc.	29,838	631
	American International
	Group, Inc.	528,164	613
	Torchmark Corp.	16,494	611

	Genworth Financial Inc.	84,908	594
*	Nasdaq OMX Group, Inc.	27,157	579
	Assurant, Inc.	23,280	561
	First Horizon National Corp.	42,256	507
	Huntington Bancshares Inc.	106,165	444
*	CB Richard Ellis Group, Inc.	46,204	432
	Federated Investors, Inc.	17,587	424
	Janus Capital Group Inc.	31,833	363
	Marshall & Ilsley Corp.	68,915	331
	Zions Bancorp	22,735	263
*	E*TRADE Financial Corp.	194,400	249
	Apartment Investment &
	Management Co. Class A
	REIT	22,603	200
	CIT Group Inc.	76,389	164
*	MBIA, Inc.	33,678	146
			214,206
Health Care (13.9%)
	Johnson & Johnson	542,953	30,840
	Pfizer Inc.	1,329,619	19,944
	Abbott Laboratories	304,513	14,324
	Wyeth	262,775	11,927
	Merck & Co., Inc.	415,471	11,617
*	Amgen Inc.	199,510	10,562
*	Gilead Sciences, Inc.	178,670	8,369
	Schering-Plough Corp.	320,914	8,061
	Bristol-Myers Squibb Co.	390,329	7,928
	Medtronic, Inc.	220,344	7,688
	Eli Lilly & Co.	199,240	6,902
	Baxter International, Inc.	119,142	6,310
	UnitedHealth Group Inc.	234,419	5,856
*	WellPoint Inc.	95,466	4,858
*	Celgene Corp.	90,680	4,338
*	Medco Health
	Solutions, Inc.	94,984	4,332
*	Express Scripts Inc.	53,470	3,676
	Becton, Dickinson & Co.	47,241	3,369
*	Thermo Fisher
	Scientific, Inc.	82,428	3,361
*	Boston Scientific Corp.	296,550	3,007
*	Genzyme Corp.	53,184	2,961
	Allergan, Inc.	60,592	2,883
*	St. Jude Medical, Inc.	68,200	2,803
*	Biogen Idec Inc.	56,880	2,568
	McKesson Corp.	53,444	2,351
	Aetna Inc.	88,004	2,204
	Cardinal Health, Inc.	70,930	2,167
	Stryker Corp.	46,919	1,865
*	Zimmer Holdings, Inc.	42,425	1,807
	Quest Diagnostics, Inc.	29,637	1,672
*	Forest Laboratories, Inc.	59,424	1,492
	C.R. Bard, Inc.	19,601	1,459
*	Laboratory Corp. of

	America Holdings	21,391	1,450
*	Life Technologies Corp.	34,453	1,437
	CIGNA Corp.	53,719	1,294
*	Intuitive Surgical, Inc.	7,511	1,229
*	Hospira, Inc.	31,639	1,219
*	Humana Inc.	33,445	1,079
	AmerisourceBergen Corp.	59,350	1,053
*	DaVita, Inc.	20,400	1,009
*	Waters Corp.	19,094	983
	DENTSPLY International Inc.	29,144	889
*	Varian Medical Systems, Inc.	24,764	870
*	Cephalon, Inc.	14,524	823
*	Mylan Inc.	59,979	783
*	Millipore Corp.	10,959	769
*	Watson Pharmaceuticals, Inc.	20,770	700
*	Coventry Health Care Inc.	29,061	544
*	King Pharmaceuticals, Inc.	48,603	468
	IMS Health, Inc.	35,485	451
	PerkinElmer, Inc.	22,796	397
*	Patterson Companies, Inc.	17,860	388
*	Tenet Healthcare Corp.	82,194	232
			221,568
Industrials (9.8%)
	General Electric Co.	2,084,870	24,435
	United Parcel Service, Inc.	196,113	9,804
	United Technologies Corp.	185,642	9,646
	3M Co.	136,837	8,224
	The Boeing Co.	143,148	6,084
	Lockheed Martin Corp.	64,383	5,192
	Union Pacific Corp.	99,252	5,167
	Emerson Electric Co.	147,980	4,794
	Honeywell International Inc.	146,440	4,598
	General Dynamics Corp.	75,792	4,198
	Burlington Northern
	Santa Fe Corp.	54,866	4,035
	Caterpillar, Inc.	118,481	3,915
	Raytheon Co.	77,563	3,446
	FedEx Corp.	61,319	3,411
	Deere & Co.	83,296	3,328
	Danaher Corp.	50,270	3,104
	Northrop Grumman Corp.	63,679	2,909
	Illinois Tool Works, Inc.	75,680	2,826
	Waste Management, Inc.	96,860	2,728
	Norfolk Southern Corp.	72,244	2,721
	CSX Corp.	77,099	2,670
	PACCAR, Inc.	71,488	2,324
	Precision Castparts Corp.	27,644	2,019
	Fluor Corp.	35,468	1,819
	C.H. Robinson
	Worldwide Inc.	33,375	1,740
	L-3 Communications
	Holdings, Inc.	23,066	1,600

5

Vanguard Equity Index Portfolio

			Market
			Value•
		Shares	($000)
	ITT Industries, Inc.	35,915	1,598
	Republic Services, Inc.
	Class A	63,422	1,548
	Eaton Corp.	32,708	1,459
	Cummins Inc.	39,756	1,400
	Expeditors International of
	Washington, Inc.	41,800	1,394
	Parker Hannifin Corp.	31,674	1,361
	Rockwell Collins, Inc.	31,212	1,302
	Goodrich Corp.	24,419	1,220
	Dover Corp.	36,676	1,214
*	Jacobs Engineering
	Group Inc.	24,332	1,024
*	Iron Mountain, Inc.	35,508	1,021
	Cooper Industries, Inc.
	Class A	32,739	1,016
	W.W. Grainger, Inc.	12,260	1,004
	Southwest Airlines Co.	145,313	978
	Rockwell Automation, Inc.	27,958	898
	Pitney Bowes, Inc.	40,738	893
*	Quanta Services, Inc.	38,394	888
*	Stericycle, Inc.	16,808	866
	The Dun & Bradstreet Corp.	10,482	851
	Fastenal Co.	25,398	842
	Flowserve Corp.	11,141	778
	Robert Half International, Inc.	30,169	713
	Masco Corp.	70,695	677
	Equifax, Inc.	24,930	651
	Pall Corp.	23,301	619
	Cintas Corp.	25,960	593
	Avery Dennison Corp.	22,108	568
	Textron, Inc.	53,002	512
	R.R. Donnelley & Sons Co.	40,379	469
	Ryder System, Inc.	10,963	306
*	Monster Worldwide Inc.	25,271	298
	The Manitowoc Co., Inc.	25,100	132
	Ingersoll-Rand Co.	2,336	49
*	Raytheon Co.
	Warrants Exp. 6/16/11	727	7
			155,886
Information Technology (18.3%)
	Microsoft Corp.	1,508,099	35,847
	International Business
	Machines Corp.	260,359	27,187
*	Apple Inc.	175,614	25,013
*	Cisco Systems, Inc.	1,136,509	21,184
*	Google Inc.	47,284	19,934
	Intel Corp.	1,099,684	18,200
	Hewlett-Packard Co.	470,257	18,175

	Oracle Corp.	746,280	15,985
	QUALCOMM Inc.	326,115	14,740
	Texas Instruments, Inc.	250,961	5,345
*	EMC Corp.	396,642	5,196
	Corning, Inc.	305,886	4,912
*	Dell Inc.	342,329	4,700
*	Yahoo! Inc.	274,631	4,301
*	eBay Inc.	212,783	3,645
	Automatic Data
	Processing, Inc.	98,752	3,500
	Motorola, Inc.	451,256	2,992
*	Adobe Systems, Inc.	103,171	2,920
	Applied Materials, Inc.	262,417	2,879
*	Symantec Corp.	161,234	2,509
*	Juniper Networks, Inc.	102,971	2,430
	MasterCard, Inc. Class A	14,347	2,400
	Western Union Co.	138,091	2,265
*	Broadcom Corp.	84,157	2,086
*	Intuit, Inc.	63,606	1,791
	Paychex, Inc.	63,305	1,595
*	Cognizant Technology
	Solutions Corp.	57,570	1,537
	Analog Devices, Inc.	57,337	1,421
*	Fiserv, Inc.	30,631	1,400
*	Electronic Arts Inc.	63,640	1,382
*	Agilent Technologies, Inc.	67,628	1,373
	CA, Inc.	77,792	1,356
*	Sun Microsystems, Inc.	147,059	1,356
*	Computer Sciences Corp.	29,896	1,324
*	McAfee Inc.	30,600	1,291
*	NetApp, Inc.	65,153	1,285
*	BMC Software, Inc.	36,447	1,232
*	NVIDIA Corp.	107,607	1,215
*	Citrix Systems, Inc.	35,704	1,139
	Xilinx, Inc.	54,310	1,111
	Xerox Corp.	170,486	1,105
	Amphenol Corp. Class A	33,850	1,071
*	Western Digital Corp.	39,301	1,041
	Linear Technology Corp.	43,838	1,024
	Altera Corp.	57,885	942
*	Affiliated Computer
	Services, Inc. Class A	19,330	859
*	Autodesk, Inc.	45,060	855
	KLA-Tencor Corp.	33,593	848
*	Micron Technology, Inc.	166,860	844
	Microchip Technology, Inc.	35,857	809
*	salesforce.com, inc.	20,950	800
*	Teradata Corp.	33,921	795
*	MEMC Electronic
	Materials, Inc.	43,818	780
	Fidelity National
	Information Services, Inc.	37,710	753
	Harris Corp.	26,150	742

*	VeriSign, Inc.	38,044	703
*	FLIR Systems, Inc.	29,752	671
*	SanDisk Corp.	44,491	654
*	Akamai Technologies, Inc.	34,022	652
*	LSI Corp.	127,587	582
	Total System Services, Inc.	38,728	519
	National
	Semiconductor Corp.	38,463	483
*	Tellabs, Inc.	78,158	448
*	Advanced Micro
	Devices, Inc.	110,642	428
	Molex, Inc.	27,129	422
*	Compuware Corp.	48,074	330
*	Novellus Systems, Inc.	19,089	319
	Jabil Circuit, Inc.	41,641	309
*	Novell, Inc.	67,199	304
*	QLogic Corp.	23,596	299
*	Tyco Electronics Ltd.	15,759	293
*	JDS Uniphase Corp.	43,535	249
*	Lexmark International, Inc.	15,316	243
*	Teradyne, Inc.	33,637	231
*	Convergys Corp.	24,022	223
*	Ciena Corp.	17,950	186
			291,969
Materials (3.2%)
	Monsanto Co.	107,480	7,990
	E.I. du Pont de
	Nemours & Co.	178,146	4,564
	Praxair, Inc.	60,569	4,305
	Freeport-McMoRan
	Copper & Gold, Inc.
	Class B	81,118	4,065
	Newmont Mining Corp.
	(Holding Co.)	96,357	3,938
	Dow Chemical Co.	211,855	3,419
	Nucor Corp.	61,860	2,748
	Air Products &
	Chemicals, Inc.	41,355	2,671
	Alcoa Inc.	191,776	1,981
	PPG Industries, Inc.	32,458	1,425
	Ecolab, Inc.	33,136	1,292
	International Paper Co.	85,098	1,288
	Weyerhaeuser Co.	41,626	1,267
	Sigma-Aldrich Corp.	24,106	1,195
	Vulcan Materials Co.	24,037	1,036
	United States Steel Corp.	28,297	1,011
*	Owens-Illinois, Inc.	33,019	925
	Ball Corp.	18,576	839
	CF Industries Holdings, Inc.	9,440	700
	Allegheny Technologies Inc.	19,373	677
	Sealed Air Corp.	31,296	577
*	Pactiv Corp.	26,052	565
	MeadWestvaco Corp.	33,837	555

	Eastman Chemical Co.	14,223	539
	International Flavors &
	Fragrances, Inc.	15,452	506
	Bemis Co., Inc.	19,781	499
	AK Steel Holding Corp.	21,800	418
	Titanium Metals Corp.	16,800	154
			51,149
Other (0.1%)
2	Miscellaneous Securities		1,199

Telecommunication Services (3.5%)
	AT&T Inc.	1,162,471	28,876
	Verizon
	Communications Inc.	559,695	17,199
*	Sprint Nextel Corp.	565,193	2,719
*	American Tower Corp.
	Class A	78,346	2,470
	Qwest Communications
	International Inc.	291,547	1,210
	Embarq Corp.	28,077	1,181
	Windstream Corp.	86,587	724
*	MetroPCS
	Communications Inc.	49,882	664
	CenturyTel, Inc.	19,939	612
	Frontier
	Communications Corp.	61,336	438
			56,093
Utilities (4.1%)
	Exelon Corp.	129,853	6,650
	Southern Co.	154,046	4,800
	FPL Group, Inc.	80,868	4,598
	Dominion Resources, Inc.	116,162	3,882
	Duke Energy Corp.	253,403	3,697
	Public Service Enterprise
	Group, Inc.	99,680	3,253
	Entergy Corp.	38,640	2,995
	PG&E Corp.	72,564	2,789
	American Electric
	Power Co., Inc.	93,890	2,712
	PPL Corp.	74,085	2,442
	Sempra Energy	48,089	2,387
	FirstEnergy Corp.	60,062	2,327
	Progress Energy, Inc.	54,961	2,079
	Consolidated Edison Inc.	54,056	2,023
	Edison International	64,134	2,018
	Xcel Energy, Inc.	89,757	1,652
*	AES Corp.	131,395	1,526
	Questar Corp.	34,262	1,064
	Ameren Corp.	42,111	1,048
	Constellation Energy
	Group, Inc.	39,317	1,045
	DTE Energy Co.	32,389	1,036

6

Vanguard Equity Index Portfolio

			Market
			Value•
		Shares	($000)
	Wisconsin Energy Corp.	22,955	935
	EQT Corp.	25,713	898
	Allegheny Energy, Inc.	33,242	853
	SCANA Corp.	24,061	781
	Northeast Utilities	34,536	771
	CenterPoint Energy Inc.	68,417	758
	NiSource, Inc.	54,032	630
	Pinnacle West Capital Corp.	19,826	598
	Pepco Holdings, Inc.	43,126	580
	CMS Energy Corp.	44,571	538
	TECO Energy, Inc.	42,149	503
	Integrys Energy Group, Inc.	15,122	454
	Nicor Inc.	8,938	309
*	Dynegy, Inc.	98,269	223
			64,854
	Total Common Stocks
	(Cost $2,080,346)		1,585,755
	Temporary Cash Investments (0.9%)[1]
	Money Market Fund (0.8%)
3,4	Vanguard Market
	Liquidity Fund, 0.395%	12,503,912	12,504

		Face
		Amount
		($000)
	U.S. Government and Agency Obligations (0.1%)
5,6	Federal National
	Mortgage Assn.
	0.541%, 7/30/09	1,000	1,000
5,6	Federal National
	Mortgage Assn.
	0.290%, 10/29/09	1,000	999
			1,999
	Total Temporary Cash Investments
	(Cost $14,503)		14,503
	Total Investments (100.3%)
	(Cost $2,094,849)		1,600,258
	Other Assets and Liabilities (–0.3%)
	Other Assets		4,312
	Liabilities[4]		(9,637)
			(5,325)
	Net Assets (100%)
	Applicable to 92,565,485 outstanding
	$.001 par value shares of beneficial
	interest (unlimited authorization)		1,594,933
	Net Asset Value Per Share		$17.23

At June 30, 2009, net assets consisted of:
Amount
($000)
Paid-in Capital	2,081,018
Undistributed Net Investment Income	14,347
Accumulated Net Realized Losses	(5,799)
Unrealized Appreciation (Depreciation)
Investment Securities	(494,591)
Futures Contracts	(42)
Net Assets	1,594,933

•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
^	Part of security position is on loan to broker-dealers. The total value of securities on loan is $2,039,000.
1

The portfolio invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the portfolio’s effective common stock and temporary cash investment positions represent 100.0% and 0.3%, respectively, of net assets.

2

Securities representing up to 5% of the market value of unaffiliated securities are permitted to be combined and reported as “miscellaneous securities” provided that they have been held for less than one year and not previously reported by name.

3	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4	Includes $2,546,000 of collateral received for securities on loan.
5	The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.
6	Securities with a value of $1,999,000 have been segregated as initial margin for open futures contracts.

REIT—Real Estate Investment Trust.

See accompanying Notes, which are an integral part of the Financial Statements.

7

Vanguard Equity Index Portfolio

Statement of Operations

Six Months Ended
June 30, 2009
($000)
Investment Income
Income
Dividends	18,841
Interest[1]	28
Security Lending	461
Total Income	19,330
Expenses
The Vanguard Group—Note B
Investment Advisory Services	71
Management and Administrative	994
Marketing and Distribution	225
Custodian Fees	45
Shareholders’ Reports and Proxies	36
Trustees’ Fees and Expenses	1
Total Expenses	1,372
Net Investment Income	17,958
Realized Net Gain (Loss)
Investment Securities Sold	(4,793)
Futures Contracts	(281)
Realized Net Gain (Loss)	(5,074)
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	39,226
Futures Contracts	(273)
Change in Unrealized Appreciation
(Depreciation)	38,953
Net Increase (Decrease) in Net Assets
Resulting from Operations	51,837

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2009	2008
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	17,958	43,368
Realized Net Gain (Loss)	(5,074)	29,951
Change in Unrealized Appreciation (Depreciation)	38,953	(955,543)
Net Increase (Decrease) in Net Assets Resulting from Operations	51,837	(882,224)
Distributions
Net Investment Income	(43,594)	(42,989)
Realized Capital Gain[2]	(30,515)	(73,240)
Total Distributions	(74,109)	(116,229)
Capital Share Transactions
Issued	160,134	373,936
Issued in Lieu of Cash Distributions	74,109	116,229
Redeemed	(129,770)	(352,259)
Net Increase (Decrease) from Capital Share Transactions	104,473	137,906
Total Increase (Decrease)	82,201	(860,547)
Net Assets
Beginning of Period	1,512,732	2,373,279
End of Period[3]	1,594,933	1,512,732

1	Interest income from an affiliated company of the portfolio was $19,000.
2	Includes fiscal 2009 and 2008 short-term gain distributions totaling $0 and $1,592,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
3	Net Assets—End of Period includes undistributed net investment income of $14,347,000 and $39,983,000.

See accompanying Notes, which are an integral part of the Financial Statements.

8

Vanguard Equity Index Portfolio

Financial Highlights

	Six Months
	Ended
For a Share Outstanding	June 30,	Year Ended December 31,
Throughout Each Period	2009	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$17.61	$29.54	$29.66	$27.87	$28.29	$26.57
Investment Operations
Net Investment Income	.189	.520	.530	.470	.480	.490
Net Realized and Unrealized Gain (Loss)
on Investments	.281	(10.990)	.990	3.660	.770	2.270
Total from Investment Operations	.470	(10.470)	1.520	4.130	1.250	2.760
Distributions
Dividends from Net Investment Income	(.500)	(.540)	(.470)	(.480)	(.500)	(.350)
Distributions from Realized Capital Gains	(.350)	(.920)	(1.170)	(1.860)	(1.170)	(.690)
Total Distributions	(.850)	(1.460)	(1.640)	(2.340)	(1.670)	(1.040)
Net Asset Value, End of Period	$17.23	$17.61	$29.54	$29.66	$27.87	$28.29

Total Return	3.20%	–36.93%	5.38%	15.71%	4.79%	10.80%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,595	$1,513	$2,373	$2,203	$1,813	$1,664
Ratio of Total Expenses to
Average Net Assets	0.19%[1]	0.14%	0.14%	0.14%	0.14%	0.14%
Ratio of Net Investment Income to
Average Net Assets	2.49%[1]	2.18%	1.82%	1.80%	1.78%	1.91%
Portfolio Turnover Rate	10%[1]	10%	8%	10%	13%	8%

1 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

9

Vanguard Equity Index Portfolio

Notes to Financial Statements

Vanguard Variable Insurance Fund Equity Index Portfolio is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The portfolio uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The portfolio may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The portfolio may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2005–2008) and for the period ended June 30, 2009, and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The portfolio may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At June 30, 2009, the portfolio had contributed capital of $373,000 to Vanguard (included in Other Assets), representing 0.02% of the portfolio’s net assets and 0.15% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

10

Vanguard Equity Index Portfolio

C. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

The following table summarizes the portfolio’s investments as of June 30, 2009, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	1,585,755	—	—
Temporary Cash Investments	12,504	1,999	—
Futures Contracts—Liabilities[1]	(66)	—	—
Total	1,598,193	1,999	—
1 Represents variation margin on the last day of the reporting period.

D. At June 30, 2009, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
		Number of	Aggregate	Unrealized
		Long (Short)	Settlement	Appreciation
Futures Contracts	Expiration	Contracts	Value	(Depreciation)
S&P 500 Index	September 2009	39	8,926	(38)
E-mini S&P 500 Index	September 2009	10	458	(4)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The portfolio’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At June 30, 2009, the cost of investment securities for tax purposes was $2,094,849,000. Net unrealized depreciation of investment securities for tax purposes was $494,591,000, consisting of unrealized gains of $119,924,000 on securities that had risen in value since their purchase and $614,515,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended June 30, 2009, the portfolio purchased $117,521,000 of investment securities and sold $70,952,000 of investment securities, other than temporary cash investments.

G. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	June 30, 2009	December 31, 2008
	Shares	Shares
	(000)	(000)
Issued	10,079	16,033
Issued in Lieu of Cash Distributions	4,778	4,609
Redeemed	(8,182)	(15,086)
Net Increase (Decrease) in Shares Outstanding	6,675	5,556

H. In preparing the financial statements as of June 30, 2009, management considered the impact of subsequent events occurring through August 5, 2009, for potential recognition or disclosure in these financial statements.

11

Vanguard Equity Index Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended June 30, 2009
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Equity Index Portfolio	12/31/2008	6/30/2009	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,032.04	$0.96
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.85	0.95

1

The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.19%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

12

Vanguard Equity Index Portfolio

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Variable Insurance Fund Equity Index Portfolio has renewed the portfolio’s investment advisory arrangement with The Vanguard Group, Inc. Vanguard—through its Quantitative Equity Group—serves as the investment advisor for the portfolio. The board determined that continuing the portfolio’s internalized management structure was in the best interests of the portfolio and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the portfolio’s investment management over both the short and long term, and took into account the organizational depth and stability of the advisor. The board noted that Vanguard has been managing investments for more than three decades. The Quantitative Equity Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance

The board considered the short- and long-term performance of the portfolio, including any periods of outperformance or underperformance of its target index and peer group. The board concluded that the portfolio has performed in line with expectations, and that its results have been consistent with its investment strategies. Information about the portfolio’s most recent performance can be found on the Performance Summary page for this portfolio.

Cost

The board concluded that the portfolio’s expense ratio was well below the average expense ratio charged by funds in its peer group. The board noted that the portfolio’s advisory expense ratio was also well below its peer-group average. Information about the portfolio’s expense ratio appears on the About Your Portfolio’s Expenses page as well as in the Financial Statements pages.

The board does not conduct a profitability analysis of Vanguard, because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that the portfolio’s low-cost arrangement with Vanguard ensures that the portfolio will realize economies of scale as it grows, with the cost to shareholders declining as portfolio assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

13

Vanguard® Growth Portfolio

During the first half of fiscal-year 2009, the Growth Portfolio returned 10.25%, as growth stocks rebounded from their early March lows. The portfolio outperformed the broad U.S. stock market, but fell a few steps behind the returns of its benchmark index and the average returns of its peer group. The portfolio enjoyed notable success in the financial sector and in the information technology sector. Stock selections in the consumer staples sector weighed on performance.

Please note that the portfolio returns for Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Strength in big holdings, some weakness elsewhere

Vanguard Growth Portfolio takes a concentrated approach to the market’s largest growth stocks. At the end of June, for example, the portfolio held more than 11% of its assets in its two largest holdings, Apple and Google. Stocks three and four, Hewlett-Packard and QUALCOMM, respectively, brought the portfolio’s most heavily weighted quartet to about 20% of portfolio assets.

This focused strategy can at times produce performance that is more volatile than that of the portfolio’s more diversified benchmark index. During the six months ended June 30, however, the portfolio pretty much marched in step with the rest of the growth stock market, albeit a pace or two behind. The portfolio’s advisors, AllianceBernstein and William Blair & Company, earned generally strong results from their largest holdings. Apple returned 66%, while Google gained 37%. Goldman Sachs returned 76%, as the bank seemed to escape the credit-market quicksand that imperiled much of the investment and commercial banking industry in late 2008.

As these individual holdings suggest, the portfolio earned its strongest returns, on both an absolute and relative basis, in the financial and information technology sectors. It sustained a modest loss in the industrial sector, reflecting weakness across a variety of industries—air freight, construction, and engineering—and a more meaningful decline in the consumer staples sector. Food packagers and household goods manufacturers had been among the market’s brighter lights for much of the past 18 months, but retreated more recently. On a relative basis, the portfolio’s large position in health care stocks also held back performance.

On balance, the portfolio’s six-month performance was consistent with expectations. As growth stocks rallied, the portfolio began to bounce back from a punishing fiscal 2008. Although the portfolio fell short of its comparative standards during the six months, it would be a mistake to put too much emphasis on these six-month measures. We’re confident that, over time, the advisors can deliver competitive relative performance in large-capitalization growth stocks.

A word on expenses

In the table below, you’ll note our estimated expense ratio for fiscal 2009 and, in the footnote, the actual expense ratio for the first half of the fiscal year. Both figures are up significantly from fiscal 2008. As the value of portfolio assets has declined, the portfolio’s fixed expenses are expected to account for a higher percentage of portfolio assets.

Total Returns
Six Months Ended
June 30, 2009
Vanguard Growth Portfolio	10.25%
Russell 1000 Growth Index	11.53
Average Large-Cap Growth Fund[1]	10.90

Expense Ratios[2]
Your Portfolio Compared With Its Peer Group
		Average
		Large-Cap
	Portfolio	Growth Fund
Growth Portfolio	0.43%	1.34%

1	Derived from data provided by Lipper Inc.
2

The portfolio expense ratio shown is from the prospectus dated April 29, 2009, and represents estimated costs for the current fiscal year based on the portfolio’s net assets as of the prospectus date.
For the six months ended June 30, 2009, the portfolio's annualized expense ratio was 0.42%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2008.

1

Vanguard Growth Portfolio

Advisors’ Report

The Growth Portfolio returned 10.25% for the six months ended June 30, 2009, a bit behind the return of its benchmark and the average result of competing large-capitalization growth funds.

The portfolio is overseen by two independent advisors. The use of multiple advisors provides exposure to distinct, yet complementary, investment approaches, enhancing the portfolio’s diversification. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the percentage of the portfolio’s assets each manages, and brief descriptions of their investment strategies are presented in the table below. Each advisor has also prepared a discussion of the investment environment that existed during the first half of 2009 and of the effect of this environment on the portfolio’s positioning. These reports were prepared on July 10, 2009.

AllianceBernstein L.P.

Portfolio Managers:

James G. Reilly, Executive Vice President

P. Scott Wallace, CFA, Senior Vice President

After extending 2008’s sharp losses into January and February of 2009, U.S. equities rallied strongly, with the Standard & Poor’s 500 Index finishing the first half of 2009 up 3.16%. The rally clearly indicated that investors were starting to envision an eventual bottoming of the recent economic turmoil. The S&P 500 rose 15.93% for the second quarter, the largest quarterly gain in more than ten years. Although this return hardly offset the 37% drop of calendar-year 2008, it would still be considered strong for a full year, let alone a single quarter. The Russell 1000 Growth Index, the portfolio’s target benchmark, gained 16.32% in the second quarter and has climbed 11.53% so far this year, well ahead of both the broad market and the value index.

While posting very strong absolute returns for the first six months of 2009, we experienced relative weakness among our consumer and health care holdings. The two largest individual detractors, Gilead Sciences and Celgene, came from health care. Health care’s perceived defensiveness became less desirable in general as hopes increased for an economic upturn, even though stock-specific growth opportunities—not defensiveness—had driven our individual stock choices. In fact, health care stocks’ defensive reputation has helped mask—and lower the prices of—select growth opportunities in the sector. For example, our largest sector holdings—Teva Pharmaceutical Industries, Gilead Sciences, and Celgene—each enjoy above-market earnings growth prospects and below-market multiples of price relative to earnings growth.

In the near term, the broad-market environment continues to look difficult. Growth stocks generally have shown greater resilience relative to value, and that remains the case.

Vanguard Growth Portfolio Investment Advisors

	Portfolio Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
AllianceBernstein L.P.	63	137	Uses a fundamentally based, research-driven
			approach to large-cap growth investing; seeks
			a diversified investment portfolio of successful, well-
			managed companies with sustainable competitive
			advantages, superior prospective growth, and relative
			valuations that are not fully discounted.

William Blair & Company, LLC	33	72	Uses a fundamental investment approach in pursuit
			of superior, long-term investment results from growth-
			oriented companies with leadership positions and
			strong market presence.
Cash Investments	4	10	These short-term reserves are invested by Vanguard
			in equity index products to simulate investment
			in stocks. Each advisor may also maintain a modest
			cash position.

2

Vanguard Growth Portfolio

But in terms of aggregate valuations, they are still selling at one of the lowest levels relative to the broad market on record.

We expect investors to become more discerning as the economic recovery takes shape in fits and starts. Investor gravitation toward companies that provide greater confidence in earnings stability and expansion should, in our view, begin to favor the growth style. Recent outperformance by companies with smaller market capitalizations and riskier balance sheets, in effect, lowered the premium investors must pay to own the larger, more stable companies we favor. This provides us further opportunity to invest in businesses likely to be among the strongest beneficiaries in a recovery. This remains our focus.

William Blair & Company, LLC

Portfolio Manager:

John F. Jostrand, CFA, Principal

The first half of the year witnessed significant U.S. equity market returns. The Russell 1000 Growth Index rose 11.53% thanks to strong results from March 9 through May 31. Stocks gained ground as investors anticipated an economic recovery based on improved global economic data as a result of substantial fiscal and monetary policy, both here and abroad. In general, riskier assets outperformed more conservative ones: Emerging markets outperformed developed markets, and smaller-capitalization stocks surpassed larger-cap stocks. In June, markets leveled off as mixed economic data points and higher valuations tempered investor enthusiasm for stocks.

The technology sector led in our portion of the portfolio due to strong selection and an overweighting in the best-performing benchmark group. Investors flocked to tech stocks for their strong balance sheets with large cash reserves, attractive valuations, and productivity-enhancing product offerings. In health care, stock selection was a disappointment after strong results last year; despite trimming our exposure, our overweighting in this weak-performing group hurt the portfolio’s results. Many investors rotated out of defensive health care stocks, which had done well in anticipation of an economic recovery. Also, the direction of health care reform under the Obama administration was a cloud over the group.

With the significant rally in U.S. equity markets, we believe investors have priced in that the economy is likely past the worst of the recessionary declines. Many stocks reacted positively and quickly to early signs of a recovery, even on reports of only slight improvement from the lows. However, for positive stock performance to continue, investors will require more concrete evidence in the second half of the year that companies can show top-line growth in addition to the tight cost control.

We continue to see signs of stabilization and improvement in the U.S. economy, which strengthens our confidence in a recovery. The key questions now revolve around the slope and durability of the economic recovery. While an uptick in production is likely, given the rapid inventory drawdown between October and March, a steady resumption of economic growth is highly dependent on improving end-market demand.

Given these uncertainties, we continue to balance the portfolio’s positioning between quality growth stocks, which can survive under duress, and other quality offerings that will benefit from the potential upside in an economic recovery. Although valuation underpinnings are not as attractive as before, we continue to take advantage of opportunities when they present themselves in this volatile environment. As always, we remain committed to our quality growth investment philosophy. It will guide our efforts in finding companies with market leadership, unique business opportunities, strong management teams, and attractive financials.

3

Vanguard Growth Portfolio

Portfolio Profile

As of June 30, 2009

Portfolio Characteristics
		Comparative	Broad
	Portfolio	Index[1]	Index[2]
Number of Stocks	83	628	4,399
Median Market Cap	$45.2B	$35.3B	$24.2B
Price/Earnings Ratio	19.4x	17.2x	18.6x
Price/Book Ratio	2.5x	3.3x	1.9x
Yield[3]	0.6%	1.8%	2.2%
Return on Equity	27.0%	23.6%	19.7%
Earnings Growth Rate	27.5%	19.0%	13.5%
Foreign Holdings	6.7%	0.0%	0.0%
Turnover Rate[4]	108%	—	—
Expense Ratio[5]	0.43%	—	—
Short-Term Reserves	1.0%	—	—

Volatility Measures
	Portfolio Versus	Portfolio Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.97	0.93
Beta	0.94	0.91

Sector Diversification (% of equity exposure)
		Comparative	Broad
	Portfolio	Index[1]	Index[2]
Consumer Discretionary	11.7%	10.2%	9.7%
Consumer Staples	7.4	16.4	10.4
Energy	9.3	4.3	11.8
Financials	12.1	5.0	15.0
Health Care	14.7	17.2	13.6
Industrials	8.4	10.0	10.3
Information Technology	30.3	31.4	18.2
Materials	5.8	3.9	3.6
Telecommunication Services	0.1	0.6	3.2
Utilities	0.2	1.0	4.2

Ten Largest Holdings[6] (% of total net assets)

Apple Inc.	computer hardware	5.5%
Google Inc.	Internet software and services	5.1
Hewlett-Packard Co.	computer hardware	4.6
QUALCOMM Inc.	Communications equipment	4.3
Gilead Sciences, Inc.	biotechnology	4.0
The Goldman Sachs Group, Inc.	investment banking and brokerage	3.9
Schlumberger Ltd.	oil and gas equipment and services	3.4
JPMorgan Chase & Co.	Diversified financial services	3.1
Cisco Systems, Inc.	Communications equipment	2.5
Kohl’s Corp.	department stores	2.3
Top Ten		38.7%

Investment Focus

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Equity Exposure. A measure that reflects a portfolio’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

1	Russell 1000 Growth Index.
2	Dow Jones U.S. Total Stock Market Index.
3	30-day SEC yield for the portfolio; annualized dividend yield for the indexes.
4	Annualized.
5

The expense ratio shown is from the prospectus dated April 29, 2009, and represents estimated costs for the current fiscal year based on the portfolio’s net assets as of the prospectus date. For the six months ended June 30, 2009, the Growth Portfolio’s expense ratio was 0.42%.

6	The holdings listed exclude any temporary cash investments and equity index products.

4

Vanguard Growth Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Fiscal-Year Total Returns (%): December 31, 1998–June 30, 2009

Average Annual Total Returns: Periods Ended June 30, 2009

	Inception Date	One Year	Five Years	Ten Years
Growth Portfolio	6/7/1993	–23.55%	–2.28%	–7.37%

1	Six months ended June 30, 2009.

Note: See Financial Highlights table for dividend and capital gains information.

5

Vanguard Growth Portfolio

Financial Statements (unaudited)

Statement of Net Assets

As of June 30, 2009

The portfolio provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (95.0%)[1]
Consumer Discretionary (11.1%)
*	Kohl’s Corp.	118,765	5,077
	McDonald’s Corp.	79,900	4,593
	Lowe’s Cos., Inc.	104,300	2,025
	Target Corp.	49,200	1,942
	The Walt Disney Co.	65,000	1,516
	Johnson Controls, Inc.	66,600	1,447
*	Discovery Communications Inc. Class A	62,700	1,414
*	O’Reilly Automotive, Inc.	29,300	1,116
	Omnicom Group Inc.	34,130	1,078
*	Amazon.com, Inc.	11,700	979
	Time Warner Cable Inc.	30,100	953
*	Liberty Media Corp.	33,400	893
	Toyota Motor Corp. ADR	10,300	778
	NIKE, Inc. Class B	10,570	547
			24,358
Consumer Staples (6.9%)
	Wal-Mart Stores, Inc.	83,610	4,050
	Costco Wholesale Corp.	66,100	3,021
	PepsiCo, Inc.	50,800	2,792
	CVS Caremark Corp.	71,390	2,275
	Colgate-Palmolive Co.	29,850	2,112
	The Procter & Gamble Co.	9,680	495
	The Coca-Cola Co.	6,740	323
			15,068
Energy (8.7%)
	Schlumberger Ltd.	135,740	7,345
	Apache Corp.	39,460	2,847
	EOG Resources, Inc.	40,630	2,760
*	Cameron International Corp.	58,320	1,651
	Occidental Petroleum Corp.	20,300	1,336
	Suncor Energy, Inc. (New York Shares)	39,270	1,191
	Petroleo Brasileiro SA ADR	22,200	910
*	National Oilwell Varco Inc.	21,800	712
	Petroleo Brasileiro SA Series A ADR	11,400	380
			19,132
Exchange-Traded Fund (0.2%)
2	Vanguard Growth ETF	8,500	369

Financials (11.4%)

	The Goldman Sachs Group, Inc.	57,418	8,466
	JPMorgan Chase & Co.	200,600	6,842
	CME Group, Inc.	12,966	4,034
	Credit Suisse Group AG	49,500	2,264
	Invesco, Ltd.	66,000	1,176
	Charles Schwab Corp.	62,300	1,093
	Franklin Resources, Inc.	9,600	691
	Bank of New York Mellon Corp.	15,100	442
			25,008
Health Care (14.0%)
*	Gilead Sciences, Inc.	185,220	8,676
*	Celgene Corp.	94,600	4,526
	Teva Pharmaceutical Industries Ltd. Sponsored ADR	87,310	4,308
	Baxter International, Inc.	73,220	3,878
*	Medco Health Solutions, Inc.	51,500	2,349
	Alcon, Inc.	15,765	1,830
*	Thermo Fisher Scientific, Inc.	43,850	1,788
	UnitedHealth Group Inc.	51,800	1,294
	Allergan, Inc.	22,270	1,059
*	Intuitive Surgical, Inc.	3,600	589
*	St. Jude Medical, Inc.	7,300	300
			30,597
Industrials (7.9%)
	Danaher Corp.	58,695	3,624
	Emerson Electric Co.	64,200	2,080
	Union Pacific Corp.	31,500	1,640
	United Parcel Service, Inc.	31,690	1,584
	Illinois Tool Works, Inc.	41,500	1,550
*	Vestas Wind Systems A/S	63,500	1,516
	Roper Industries Inc.	24,870	1,127
	J.B. Hunt Transport
	Services, Inc.	36,340	1,109
	FedEx Corp.	18,300	1,018
	W.W. Grainger, Inc.	12,300	1,007
	Expeditors International of Washington, Inc.	28,570	953
			17,208
Information Technology (29.2%)
*	Apple Inc.	85,224	12,138
*	Google Inc.	26,320	11,096
	Hewlett-Packard Co.	259,670	10,036
	QUALCOMM Inc.	206,135	9,317
*	Cisco Systems, Inc.	288,767	5,383
	Microsoft Corp.	173,315	4,120
	Intel Corp.	168,680	2,792
	Visa Inc.	27,500	1,712
*	Adobe Systems, Inc.	46,790	1,324
*	Juniper Networks, Inc.	55,400	1,307
*	Broadcom Corp.	51,300	1,272
	Taiwan Semiconductor Manufacturing Co., Ltd. ADR	132,500	1,247
*	Activision Blizzard, Inc.	73,800	932
*	salesforce.com, inc.	20,190	771
	Altera Corp.	36,000	586
			64,033
Materials (5.6%)
	Monsanto Co.	36,480	2,712
	Freeport-McMoRan Copper & Gold, Inc. Class B	50,400	2,525
	Praxair, Inc.	27,620	1,963
	Air Products & Chemicals, Inc.	24,400	1,576
	Arcelor Mittal Class A New York Registered Shares	38,500	1,274

	Ecolab, Inc.	27,900	1,088
*	Rio Tinto PLC ADR	4,400	721
	Nucor Corp.	9,300	413
			12,272
Total Common Stocks
(Cost $231,294)			208,045
Temporary Cash Investments (5.2%)[1]
Money Market Fund (4.3%)
3	Vanguard Market
	Liquidity Fund, 0.395%	9,467,181	9,467

		Face
		Amount
		($000)
U.S. Government and Agency Obligations (0.9%)
4,5	Federal Home Loan
	Mortgage Corp.
	0.210%, 9/28/09	2,000	1,999
Total Temporary Cash Investments
(Cost $11,466)			11,466
Total Investments (100.2%)
(Cost $242,760)			219,511
Other Assets and Liabilities (–0.2%)
Other Assets			1,585
Liabilities			(1,998)
			(413)
Net Assets (100%)
Applicable to 22,619,178 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)			219,098
Net Asset Value Per Share			$9.69

6

Vanguard Growth Portfolio

At June 30, 2009, net assets consisted of:
Amount
($000)
Paid-in Capital	683,143
Overdistributed Net Investment Income	(250)
Accumulated Net Realized Losses	(440,370)
Unrealized Appreciation (Depreciation)
Investment Securities	(23,249)
Futures Contracts	(176)
Net Assets	219,098

•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1

The portfolio invests a portion of its cash reserves in equity markets through the use of index futures contracts.
After giving effect to futures investments, the portfolio’s effective common stock and temporary cash investment positions represent 99.2% and 1.0%, respectively, of net assets.

2	Considered an affiliated company of the portfolio as the issuer is another member of The Vanguard Group.
3	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4	The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.
5	Securities with a value of $1,999,000 have been segregated as initial margin for open futures contracts.

ADR—American Depositary Receipt.

See accompanying Notes, which are an integral part of the Financial Statements.

7

Vanguard Growth Portfolio

Statement of Operations

Six Months Ended
June 30, 2009
($000)
Investment Income
Income
Dividends[1]	1,207
Interest[1]	33
Total Income	1,240
Expenses
Investment Advisory Fees—Note B
Basic Fee	117
Performance Adjustment	(21)
The Vanguard Group—Note C
Management and Administrative	257
Marketing and Distribution	26
Custodian Fees	13
Shareholders’ Reports and Proxies	22
Total Expenses	414
Expenses Paid Indirectly	(9)
Net Expenses	405
Net Investment Income	835
Realized Net Gain (Loss)
Investment Securities Sold[1]	(14,564)
Futures Contracts	1,255
Realized Net Gain (Loss)	(13,309)
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	32,836
Futures Contracts	(371)
Change in Unrealized Appreciation
(Depreciation)	32,465
Net Increase (Decrease) in Net Assets
Resulting from Operations	19,991

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2009	2008
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	835	2,126
Realized Net Gain (Loss)	(13,309)	(23,580)
Change in Unrealized Appreciation (Depreciation)	32,465	(109,348)
Net Increase (Decrease) in Net Assets Resulting from Operations	19,991	(130,802)
Distributions
Net Investment Income	(2,232)	(2,464)
Realized Capital Gain	—	—
Total Distributions	(2,232)	(2,464)
Capital Share Transactions
Issued	11,369	19,843
Issued in Lieu of Cash Distributions	2,232	2,464
Redeemed	(15,031)	(44,974)
Net Increase (Decrease) from Capital Share Transactions	(1,430)	(22,667)
Total Increase (Decrease)	16,329	(155,933)
Net Assets
Beginning of Period	202,769	358,702
End of Period[2]	219,098	202,769

1	Dividend income, interest income, and realized net gain (loss) from affiliated companies of the portfolio were $1,000, $25,000, and $0, respectively.
2	Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($250,000) and $1,147,000.

See accompanying Notes, which are an integral part of the Financial Statements.

8

Vanguard Growth Portfolio

Financial Highlights

	Six
	Months
	Ended
For a Share Outstanding	June 30,	Year Ended December 31,
Throughout Each Period	2009	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$8.89	$14.39	$13.15	$12.95	$11.67	$10.93
Investment Operations
Net Investment Income	.039	.090	.105	.078	.050	.051
Net Realized and Unrealized Gain (Loss)
on Investments	.861	(5.490)	1.230	.170	1.282	.738
Total from Investment Operations	.900	(5.400)	1.335	.248	1.332	.789
Distributions
Dividends from Net Investment Income	(.100)	(.100)	(.095)	(.048)	(.052)	(.049)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.100)	(.100)	(.095)	(.048)	(.052)	(.049)
Net Asset Value, End of Period	$9.69	$8.89	$14.39	$13.15	$12.95	$11.67

Total Return	10.25%	–37.72%	10.22%	1.91%	11.49%	7.25%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$219	$203	$359	$356	$385	$367
Ratio of Total Expenses to
Average Net Assets[1]	0.42%[2]	0.35%	0.36%	0.38%	0.36%	0.36%
Ratio of Net Investment Income to
Average Net Assets	0.84%[2]	0.73%	0.70%	0.65%	0.40%	0.43%
Portfolio Turnover Rate	108%[2]	120%	60%	54%	43%	100%

1 Includes performance-based investment advisory fee increases (decreases) of (0.02%), (0.02%), (0.01%), 0.01%, (0.01%), and (0.02%).

2 Annualized.

Notes to Financial Statements

Vanguard Variable Insurance Fund Growth Portfolio is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

9

Vanguard Growth Portfolio

2. Futures Contracts: The portfolio uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The portfolio may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2005–2008) and for the period ended June 30, 2009, and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. AllianceBernstein L.P. and William Blair & Company, LLC, each provide investment advisory services to a portion of the portfolio for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee for AllianceBernstein is subject to quarterly adjustments based on performance for the preceding three years relative to the Russell 1000 Growth Index. The basic fee for William Blair & Company is subject to quarterly adjustments based on performance for the preceding five years relative to the Russell 1000 Growth Index.

The Vanguard Group manages the cash reserves of the portfolio on an at-cost basis.

For the six months ended June 30, 2009, the aggregate investment advisory fee represented an effective annual basic rate of 0.12% of the portfolio’s average net assets, before a decrease of $21,000 (0.02%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At June 30, 2009, the portfolio had contributed capital of $52,000 to Vanguard (included in Other Assets), representing 0.02% of the portfolio’s net assets and 0.02% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

D. The portfolio has asked its investment advisor to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the portfolio part of the commissions generated. Such rebates are used solely to reduce the portfolio’s management and administrative expenses. For the six months ended June 30, 2009, these arrangements reduced the portfolio’s expenses by $9,000 (an annual rate of 0.01% of average net assets).

E. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

10

Vanguard Growth Portfolio

The following table summarizes the portfolio’s investments as of June 30, 2009, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	208,045	—	—
Temporary Cash Investments	9,467	1,999	—
Futures Contracts—Liabilities[1]	(53)	—	—
Total	217,459	1,999	—
1 Represents variation margin on the last day of the reporting period.

F. At June 30, 2009, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

			($000)
		Number of	Aggregate	Unrealized
		Long (Short)	Settlement	Appreciation
Futures Contracts	Expiration	Contracts	Value	(Depreciation)
S&P 500 Index	September 2009	32	7,324	(120)
S&P MidCap 400 Index	September 2009	7	2,018	(56)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

G. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The portfolio’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at December 31, 2008, the portfolio had available realized losses of $426,517,000 to offset future net capital gains of $141,696,000 through December 31, 2009, $175,409,000 through December 31, 2010, $55,599,000 through December 31, 2011, $27,668,000 through December 31, 2012, $20,863,000 through December 31, 2016, and $5,282,000 through December 31, 2017. The portfolio will use these capital losses to offset net taxable capital gains, if any, realized during the year ending December 31, 2009; should the portfolio realize net capital losses for the year, the losses will be added to the loss carryforward balances above.

At June 30, 2009, the cost of investment securities for tax purposes was $242,760,000. Net unrealized depreciation of investment securities for tax purposes was $23,249,000, consisting of unrealized gains of $6,835,000 on securities that had risen in value since their purchase and $30,084,000 in unrealized losses on securities that had fallen in value since their purchase.

H. During the six months ended June 30, 2009, the portfolio purchased $102,952,000 of investment securities and sold $107,023,000 of investment securities, other than temporary cash investments.

I. Capital shares issued and redeemed were:

Six Months Ended	Year Ended
June 30, 2009	December 31, 2008
Shares	Shares

	(000)	(000)
Issued	1,275	1,610
Issued in Lieu of Cash Distributions	256	201
Redeemed	(1,716)	(3,932)
Net Increase (Decrease) in Shares Outstanding	(185)	(2,121)

J. In preparing the financial statements as of June 30, 2009, management considered the impact of subsequent events occurring through August 5, 2009, for potential recognition or disclosure in these financial statements.

11

Vanguard Growth Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended June 30, 2009
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Growth Portfolio	12/31/2008	6/30/2009	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,102.49	$2.19
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.71	2.11
1

The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.42%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

12

Vanguard Growth Portfolio

Trustees Approve Advisory Agreements

The board of trustees of Vanguard Variable Insurance Fund Growth Portfolio has renewed the portfolio’s investment advisory agreements with AllianceBernstein L.P. and William Blair & Company, LLC. The board determined that the retention of the advisors was in the best interests of the portfolio and its shareholders.

The board based its decision upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the agreements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the portfolio’s investment management over both the short and long term, and took into account the organizational depth and stability of each firm. The board noted the following:

AllianceBernstein. Founded in 1971, AllianceBernstein is a leading global investment management firm. The firm has advised a portion of the portfolio since 2001. The investment team at AllianceBernstein seeks out companies likely to grow earnings faster and/or sustain them longer than consensus estimates. The team defines growth broadly, beyond forecast growth, to be flexible across sectors and company life cycles. The team looks to internal research to identify and evaluate the most attractive investment opportunities, believing that rigorous, insightful fundamental analysis is essential to successful long-term performance.

William Blair & Company. Founded in 1935, William Blair is an independently owned full-service investment firm. The firm has advised a portion of the portfolio since 2004. The firm uses an investment process that relies on thorough, in-depth fundamental analysis. Based on this process, the advisor invests in companies that it believes are high quality and that have sustainable, above-average growth. In selecting stocks, the advisor considers leadership position within the market it serves, quality of products or services provided, return on equity, accounting policies, and the quality of the management team.

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory agreements.

Investment performance

The board considered the short- and long-term performance of the portfolio, including any periods of outperformance or underperformance of a relevant benchmark and peer group. The board noted that each investment advisor has carried out its investment strategy in disciplined fashion, and the results provided by each advisor have allowed the portfolio to provide performance results within competitive norms. Information about the portfolio’s most recent performance can be found on the Performance Summary page for this portfolio.

Cost

The board concluded that the portfolio’s expense ratio was well below the average expense ratio charged by funds in its peer group. The board noted that the portfolio’s advisory fee rate was also well below the peer-group average. Information about the portfolio’s expense ratio appears on the About Your Portfolio’s Expenses page as well as in the Financial Statements pages.

The board did not consider profitability of the advisors in determining whether to approve the advisory fees, because the firms are independent of Vanguard, and the advisory fees are the result of arm’s-length negotiations.

The benefit of economies of scale

The board concluded that the portfolio realizes economies of scale that are built into the advisory fee rate negotiated with each advisor without any need for asset-level breakpoints. The advisory fee rates are very low relative to the average rate paid by funds in the portfolio’s peer group.

The board will consider whether to renew the advisory agreements again after a one-year period.

13

Vanguard® High Yield Bond Portfolio

For the six months ended June 30, 2009, the High Yield Bond Portfolio returned about 20%. The portfolio’s return lagged the result of its benchmark index and the average return of its peers.

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

As of June 30, the portfolio yielded 8.90%, compared with 12.58% six months earlier.

The portfolio benefited from investors’ flight to risk

During the six months ended June 30, a sea change took place in the fixed income markets. Investors reversed direction—turning from an extraordinary flight to quality, in the form of U.S. Treasury securities, deemed to be the safest of investments, to an extraordinary flight from quality, in the form of the riskiest of bond investments.

This phenomenon can be seen in the rise in the Barclays Capital U.S. Corporate High Yield Bond Index, which also serves as the portfolio’s benchmark. This index of especially risky bonds climbed over 30% during the six-month period. By contrast, the broad investment-grade bond market returned around 2%, while Treasury bonds returned about –4%, as measured by the Barclays U.S. Aggregate Bond Index and Barclays U.S. Treasury Bond Index, respectively.

The High Yield Bond Portfolio trailed its benchmark with a return of 19.68%, its highest return ever for a fiscal six-month period. The lag was due to the portfolio’s focus on higher-quality assets in the high-yield bond market. Also acting as a headwind was a modest allocation to Treasuries—considered the highest-quality assets—which the advisor typically relies on to meet liquidity needs, especially when credit is tight.

The advisor’s bond choices were framed in part by expectations that the recession and credit crisis would result in a higher, and extended, level of defaults. For more details, please review the report from the portfolio’s advisor, Wellington Management Company, that follows this letter.

The portfolio’s yield declined in response to rising corporate bond prices (bond prices and yields move inversely to each other).

Balance and diversification remain a time-tested strategy

Rallies come and go—with unexpected stops and starts—whether they involve stocks, bonds, or other assets. Trying to anticipate a rally, or jump in after one has begun, rarely works consistently over time.

In our experience, a more effective approach is to develop a low-cost portfolio that is diversified among and within stocks, bonds, and money market investments, and attuned to your goals, time horizon, and sensitivity to risk—and hang on. The Vanguard High Yield Bond Portfolio can play an important role as one element of such a diversified and balanced portfolio.

A word on expenses

In the accompanying table, you’ll note our estimated expense ratio for fiscal 2009 and, in the footnote, the actual expense ratio for the first half of the fiscal year. Both figures are up significantly from fiscal 2008. As the value of portfolio assets has declined, the portfolio’s fixed expenses are expected to account for a higher percentage of portfolio assets.

Total Returns
		Six Months Ended
		June 30, 2009
Vanguard High Yield Bond Portfolio		19.68%
Barclays Capital U.S. Corporate High Yield Bond Index		30.43
Average High Current Yield Fund[1]		22.47

Expense Ratios[2]
Your Portfolio Compared With Its Peer Group
		Average High
		Current
	Portfolio	Yield Fund
High Yield Bond Portfolio	0.31%	1.25%

1  Derived from data provided by Lipper Inc.

2  The portfolio expense ratio shown is from the prospectus dated April 29, 2009, and represents estimated costs for the current fiscal year based on the portfolio’s net assets as of the prospectus date. For the six months ended June 30, 2009, the portfolio’s annualized expense ratio was 0.31%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2008.

1

Vanguard High Yield Bond Portfolio

Advisor’s Report

The investment environment

Credit markets rebounded sharply in the first half of 2009 as investors discounted the depression scenario from future expectations. Abundant demand drove high-yield bond prices higher. High-yield mutual funds, which at year-end represented about 16% of the overall high-yield market, had taken in about $12 billion of net cash year-to-date, which represents about a 26% increase. Demand was strong from other buyers as well, including pension funds and traditional equity-oriented funds. In response, bond prices rallied, with average prices up from $61 at year-end to $80 at June 30, 2009. The risk premium of the high-yield market, as measured by the spread over U.S. Treasuries, narrowed from 1,796 basis points at year-end to 1,204 basis points at June 30, 2009. Yields fell from 19.4% to 12.3%.

After minimal issuance of $8 billion in the first quarter of 2009, which was 30% lower than a year earlier, in the second quarter high-yield issuers were quick to take advantage of a strong high-yield market. Second-quarter issuance was nearly $40 billion, the most since the mega-leveraged buyout deals came to market at the height of the buyout boom in mid-2007. However, the composition of new supply is vastly different than it was in 2007. Nearly all of the high-yield issuance year-to-date has been in higher ratings categories. In fact, just $1.5 billion of the new issuance, or 3%, has been rated Caa or below, compared with 27% of the overall high-yield market. Only $765 million of the proceeds, or 1.5%, was used for acquisitions or dividends to shareholders. Perhaps most important, nearly 40% of year-to-date issuance has been sweetened with a pledge of security of some kind, the highest percentage in 14 years.

Normally, high-yield bonds are issued on a senior unsecured basis, without security. Indeed, in times of looser credit, high-yield bonds were sometimes issued on a junior subordinated basis, or just one step ahead of the common equity. Today, however, given the massive refinancing hurdles that lie ahead, issuers are looking to reduce their dependence on the secured loan market, and part of the solution has been secured high-yield debt issuance.

Nearly $600 billion of institutional leveraged loans are expected to mature between 2012 and 2014, an amount that dwarfs the ten-year loan repayment experience prior to the credit bubble. While the amount would be difficult to refinance even in a more normal credit environment, conditions are worse today. The global banking industry is deleveraging and credit standards are tightening broadly. Issuers are thus not counting on the loan market to refinance their secured obligations. Resourceful issuers and those with capital-structure flexibility have employed strategies such as below-par tenders and below-par exchanges to reduce the face amount of liabilities. But these options are not available to most; many of the remaining high-yield issuers have been willing to accept higher interest costs and the pledge of security in order to take some refinancing risk off the table. In this environment, we have been able to identify many attractive opportunities for the portfolio consistent with our investment philosophy.

Because of improvements in the availability of capital and economic data that show some signs of recovery, the consensus expectations about high-yield defaults have moderated. To be sure, an active equity market has proven to be a significant boon to certain high-yield issuers. Several high-quality, high-yield issuers were successful at selling new equity during the second-quarter rally. The cash raised from the equity sales reduced bankruptcy risk and lowered credit spreads, enabling issuers to term out bank maturities in the unsecured bond market. Moody’s Investors Service now expects that defaults will peak in the second half of 2009 at just under 13% (down from 15% a year earlier) and will decline to 6% by mid-2010. JPMorgan has reduced its default expectations as well, from 12% to 9% in 2009 and from 10% to 7% in 2010.

Nonetheless, we continue to be concerned about the underlying economic environment for high-yield credit.

Companies of low credit quality continue to face a difficult climb; they will need to endure a long-term environment of lower economic activity while remaining saddled with broken capital structures. These capital structures had been put in place in anticipation of an environment of robust growth, tight credit spreads, and adequate free cash-flow generation. As none of these things are likely to be evident in the foreseeable future, many high-yield issuers are thus at the mercy of their secured lenders for relief. However, we are cautious about banks’ willingness to continue to amend and extend corporate loans. We believe that a significant default rate among borrowers of low credit quality is unavoidable and that significant default losses will continue (average recoveries to unsecured bondholders have been around 20% so far in 2009). In our view, the lower-quality segments of the market remain fundamentally challenged.

The portfolio’s successes

The portfolio was helped by its overweighting in the pharmaceutical sector and underweightings in the auto, paper, and technology sectors. Security selection in the transportation sector helped performance.

The portfolio’s shortfalls

The portfolio returned about 20% for the first six months of 2009, lagging the benchmark return of about 30%. The portfolio’s higher-quality bias hurt relative performance. Underweightings in the financial and retail sectors, and overweightings in the utilities and health care sectors, detracted from relative performance, as did holdings in cash and

2

Vanguard High Yield Bond Portfolio

Treasuries. Though our investment style remained consistent, the portfolio experienced five defaults in the period.

The portfolio’s positioning

The portfolio remains consistent in its investment objective and strategy, and maintains a meaningful exposure to relatively higher-quality holdings within the high-yield market. We believe these credits have more consistent business operations and greater predictability of cash flows than those at the lower end of the spectrum. Our preference for higher-quality credits reflects our desire to minimize defaults and to provide stable income. Given our view that the availability of credit will remain restricted and that corporate defaults will rise, we believe this positioning is appropriate going forward. We continue to diversify the fund’s holdings by issuer and industry, and continue to avoid noncash-paying securities and equity-linked securities, such as convertibles, because of their potential volatility.

Michael L. Hong, CFA

Vice President and Fixed Income

Portfolio Manager

Wellington Management Company, LLP

July 21, 2009

3

Vanguard High Yield Bond Portfolio

Portfolio Profile

As of June 30, 2009

Financial Attributes
		Comparative	Broad
	Portfolio	Index[1]	Index[2]
Number of Issues	295	1,566	8,866
Yield[3]	8.9%	12.3%	4.1%
Yield to Maturity	9.7%[4]	12.8%	4.1%
Average Coupon	7.3%	8.0%	4.9%
Average
Effective Maturity	6.1 years	6.9 years	6.7 years
Average Quality[5]	Ba3	B1	Aa1
Average Duration	4.3 years	4.3 years	4.3 years
Expense Ratio[6]	0.31%	—	—
Short-Term Reserves	3.8%	—	—

Volatility Measures
	Portfolio Versus	Portfolio Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.96	0.15
Beta	0.84	1.37

Distribution by Maturity (% of portfolio)

Under 1 Year	0.4%
1–5 Years	34.1
5–10 Years	58.1
10–20 Years	2.5
20–30 Years	2.3
Over 30 Years	2.6

Sector Diversification[7] (% of portfolio)

Basic Industry	10.1%
Capital Goods	5.3
Communication	19.7
Consumer Cyclical	13.3
Consumer Noncyclical	15.8
Energy	9.5
Finance	5.2
Other Industrial	0.3
Technology	3.4
Transportation	2.2
Treasury/Agency	3.1
Utilities	12.1

Distribution by Credit Quality[5] (% of portfolio)

Aaa	3.1%
Aa	0.0
A	1.2
Baa	4.6
Ba	39.8
B	35.1
Below B/Other	16.2

Investment Focus

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

1  Barclays Capital U.S. Corporate High Yield Bond Index.

2  Barclays Capital U.S. Aggregate Bond Index.

3  30-day SEC yield for the portfolio; index yield assumes that all bonds are called or prepaid at the earliest possible dates.

4  Before expenses.

5  Source: Moody’s Investors Service.

6  The expense ratio shown is from the prospectus dated April 29, 2009, and represents estimated costs for the current fiscal year based on the portfolio’s net assets as of the prospectus date. For the six months ended June 30, 2009, the portfolio’s annualized expense ratio was 0.31%.

7  The agency sector may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

4

Vanguard High Yield Bond Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Fiscal-Year Total Returns (%): December 31, 1998–June 30, 2009

Average Annual Total Returns: Periods Ended June 30, 2009

						Ten Years
	Inception Date	One Year	Five Years	Capital	Income	Total
High Yield Bond Portfolio	6/3/1996	–4.55%	2.66%	–4.14%	7.59%	3.45%

1  Six months ended June 30, 2009.

Note: See Financial Highlights table for dividend and capital gains information.

5

Vanguard High Yield Bond Portfolio

Financial Statements (unaudited)

Statement of Net Assets

As of June 30, 2009

The portfolio provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (3.0%)
U.S. Government Securities (3.0%)
	U.S. Treasury Note	4.000%	11/15/12	2,520	2,702
	U.S. Treasury Note	4.250%	8/15/13	2,500	2,704
	U.S. Treasury Note	2.250%	5/31/14	3,000	2,960
Total U.S. Government and Agency Obligations (Cost $8,085)					8,366
Corporate Bonds (91.9%)
Finance (4.9%)
	Banking (3.1%)
	Bank America Capital II	8.000%	12/15/26	410	344
	Bank of America Capital Trust XI	6.625%	5/23/36	1,500	1,103
	Bank of America, NA	5.300%	3/15/17	2,895	2,474
	Citigroup, Inc.	5.000%	9/15/14	1,740	1,459
	Citigroup, Inc.	5.500%	2/15/[1]7	2,130	1,715
	Goldman Sachs Group, Inc.	6.750%	10/1/37	970	852
	NB Capital Trust IV	8.250%	4/15/27	750	634

	Finance Companies (1.1%)
	CIT Group, Inc.	5.800%	7/28/11	290	217
	CIT Group, Inc.	7.625%	11/30/12	275	193
	CIT Group, Inc.	5.000%	2/13/14	410	242
	CIT Group, Inc.	5.125%	9/30/14	186	109
	CIT Group, Inc.	5.000%	2/1/15	1,170	679
	CIT Group, Inc.	5.200%	6/1/15	1,250	712
	CIT Group, Inc.	5.400%	1/30/16	600	334
	CIT Group, Inc.	5.850%	9/15/16	284	164
	CIT Group, Inc.	5.650%	2/13/17	800	456
1	GMAC LLC	8.000%	11/1/31	128	89

	Insurance (0.4%)
	Provident Funding Mortgage
	Loan Trust	7.000%	7/15/18	805	660
	Unum Group	6.750%	12/15/28	585	376
	Unum Group	7.375%	6/15/32	175	108

	Other Finance (0.3%)
	Lender Process Services, Inc.	8.125%	7/1/16	860	847
					13,767
Industrial (75.9%)
	Basic Industry (9.2%)

	ArcelorMittal	6.500%	4/15/14	1,175	1,118
	Arch Western Finance	6.750%	7/1/13	2,245	2,049
1	Ashland Inc.	9.125%	6/1/17	690	718
2,3	Calpine Corp.	4.095%	3/29/14	1,668	1,464
	Cascades Inc.	7.250%	2/15/13	295	257
	Freeport-McMoRan
	Copper & Gold Inc.	8.250%	4/1/15	1,080	1,085
	Freeport-McMoRan
	Copper & Gold Inc.	8.375%	4/1/17	2,845	2,866
2	Freescale Semiconductor Inc
	Bank Loan	0.000	12/1/13	1,325	967
	Georgia-Pacific Corp.	8.125%	5/15/11	945	954
1	Georgia-Pacific Corp.	7.125%	1/15/17	2,290	2,124
	Georgia-Pacific Corp.	8.000%	1/15/24	550	468
	International Paper Co.	7.950%	6/15/18	1,120	1,077
	Methanex Corp.	8.750%	8/15/12	725	692
1	Mosaic Co.	7.625%	12/1/16	125	126
	Mosaic Global Holdings, Inc.	7.300%	1/15/28	640	538
	Neenah Paper Inc.	7.375%	11/15/14	810	522
	Novelis Inc.	7.250%	2/15/15	2,645	1,997
2	Rite Aid Bank Loan	8.750%	6/15/15	500	480
1	Teck Resources Ltd.	9.750%	5/15/14	545	570
1	Teck Resources Ltd.	10.750%	5/15/19	740	799
	Teck Resources Ltd.	6.125%	10/1/35	920	668
	US Steel Corp.	6.050%	6/1/17	465	391
	US Steel Corp.	7.000%	2/1/18	2,370	2,068
1	Vedanta Resources PLC	9.500%	7/18/18	1,985	1,727

	Capital Goods (5.0%)
	Alliant Techsystems Inc.	6.750%	4/1/16	715	656
1	Ashtead Capital Inc.	9.000%	8/15/16	513	435
1	Ashtead Holding PLC	8.625%	8/1/15	360	310
	Ball Corp.	6.625%	3/15/18	520	476
	Case New Holland Inc.	7.125%	3/1/14	1,810	1,647
	Crown Americas Inc.	7.750%	11/15/15	1,060	1,036
	L-3 Communications Corp.	7.625%	6/15/12	950	955
	L-3 Communications Corp.	6.375%	10/15/15	450	408
	Owens Corning, Inc.	6.500%	12/1/16	815	722
	Owens Corning, Inc.	9.000%	6/15/19	1,225	1,188
	Owens-Brockway
	Glass Container, Inc.	8.250%	5/15/13	85	85
1	Owens-Brockway
	Glass Container, Inc.	7.375%	5/15/16	95	91
	Texas Industries Inc.	7.250%	7/15/13	530	482
	Textron Financial Corp.	5.125%	11/1/10	140	131
	Textron Financial Corp.	5.125%	2/3/11	435	399
	Textron Financial Corp.	5.400%	4/28/13	1,115	912
	TransDigm, Inc.	7.750%	7/15/14	275	261
	United Rentals NA Inc.	6.500%	2/15/12	2,905	2,811
	United Rentals NA Inc.	7.750%	11/15/13	235	200
1	United Rentals NA Inc.	10.875%	6/15/16	810	778

	Communication (18.4%)
4	CanWest Media Inc.	8.000%	9/15/12	2,075	622
5	CCO Holdings
	Capital Corp. LLC	8.750%	11/15/13	550	522
[1,2,6]	Charter
	Communications OPT LLC	10.000%	4/30/12	1,980	1,911
1,6	Charter

	Communications OPT LLC	10.375%	4/30/14	2,880	2,758
	Citizens Communications	9.250%	5/15/11	1,805	1,888
	Cricket Communications I	9.375%	11/1/14	1,680	1,655
1	Cricket Communications I	10.000%	7/15/15	270	269
1	Cricket Communications I	7.750%	5/15/16	520	503
1	Crown Castle
	Holdings GS V LLC	7.750%	5/1/17	480	468
	CSC Holdings, Inc.	7.625%	4/1/11	190	188
	CSC Holdings, Inc.	6.750%	4/15/12	850	824
1	CSC Holdings, Inc.	8.500%	4/15/14	635	629
	CSC Holdings, Inc.	7.875%	2/15/18	1,190	1,107
	CSC Holdings, Inc.	7.625%	7/15/18	2,485	2,295
1	CSC Holdings, Inc.	8.625%	2/15/19	895	875

6

Vanguard High Yield Bond Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	DirecTV Holdings LLC	6.375%	6/15/15	1,815	1,670
	DirecTV Holdings LLC	7.625%	5/15/16	1,105	1,072
	EchoStar DBS Corp.	6.375%	10/1/11	445	433
	Frontier Communications	8.250%	5/1/14	1,575	1,488
	GCI Inc.	7.250%	2/15/14	1,410	1,283
1	Intelsat Corp.	9.250%	8/15/14	2,025	1,954
1	Intelsat Jackson Holdings, Ltd.	9.500%	6/15/16	295	294
	Intelsat Ltd.	7.625%	4/15/12	1,000	885
	Intelsat Ltd.	6.500%	11/1/13	1,245	1,046
	Intelsat Subsidiary
	Holding Co. Ltd.	8.500%	1/15/13	1,635	1,578
	Intelsat Subsidiary
	Holding Co. Ltd.	8.875%	1/15/15	505	485
	Interpublic Group of Cos.	6.250%	11/15/14	700	612
1	Interpublic Group of Cos.	10.000%	7/15/17	850	863
	Lamar Media Corp.	7.250%	1/1/13	330	313
	Lamar Media Corp.	6.625%	8/15/15	530	464
	Liberty Media LLC	5.700%	5/15/13	2,438	2,121
	Liberty Media LLC	8.500%	7/15/29	270	186
	Liberty Media LLC	8.250%	2/1/30	1,230	843
	Mediacom Broadband LLC	8.500%	10/15/15	1,325	1,192
	Mediacom LLC/Mediacom
	Capital Corp.	9.500%	1/15/13	1,060	1,012
5	Medianews Group Inc.	6.875%	10/1/13	745	—
	MetroPCS Wireless Inc.	9.250%	11/1/14	1,790	1,779
1	MetroPCS Wireless Inc.	9.250%	11/1/14	875	870
7	Quebecor Media Inc.	7.750%	3/15/11	1,200	1,086
	Quebecor Media Inc.	7.750%	3/15/16	1,340	1,213
	Qwest Capital Funding, Inc.	7.900%	8/15/10	360	360
	Qwest Capital Funding, Inc.	7.250%	2/15/11	1,075	1,036
	Qwest Communications
	International Inc.	7.250%	2/15/11	190	185
	Qwest Communications
	International Inc.	8.875%	3/15/12	2,350	2,350
	Qwest Communications
	International Inc.	7.500%	2/15/14	1,000	911
	Qwest Communications
	International Inc.	7.500%	10/1/14	440	419
	Sprint Capital Corp.	7.625%	1/30/11	1,300	1,287
	Sprint Capital Corp.	6.900%	5/1/19	680	564
	Sprint Nextel Corp.	6.000%	12/1/16	741	606
	US West
	Communications Group	6.875%	9/15/33	550	399
1	Videotron Ltee	9.125%	4/15/18	275	280
	Videotron Ltee	9.125%	4/15/18	420	427
	Windstream Corp.	8.125%	8/1/13	435	421
	Windstream Corp.	8.625%	8/1/16	500	479
	Windstream Corp.	7.000%	3/15/19	250	217

	Consumer Cyclical (12.5%)
	AMC Entertainment Inc.	8.000%	3/1/14	720	616
1	AMC Entertainment Inc.	8.750%	6/1/19	1,245	1,176
	Corrections Corp. of America	6.250%	3/15/13	345	326
	Corrections Corp. of America	6.750%	1/31/14	265	251
	Federated Retail Holding	5.350%	3/15/12	1,020	928
	Federated Retail Holding	5.900%	12/1/16	630	515

	Ford Motor Credit Co.	7.375%	10/28/09	1,000	990
	Ford Motor Credit Co.	7.000%	10/1/13	3,345	2,693
2,3	Ford Motor Credit Co.	3.320%	12/15/13	2,940	2,153
2,3	Ford Motor Credit Co.	4.140%	12/15/13	1,478	1,083
	Ford Motor Credit Co.	8.000%	12/15/16	950	727
	Goodyear Tire & Rubber Co.	7.857%	8/15/11	195	190
	Goodyear Tire & Rubber Co.	8.625%	12/1/11	600	594
	Goodyear Tire & Rubber Co.	10.500%	5/15/16	275	278
	Host Hotels & Resorts LP	7.000%	8/15/12	605	585
	Host Hotels & Resorts LP	6.875%	11/1/14	1,290	1,148
	Host Hotels & Resorts LP	6.750%	6/1/16	360	310
	Host Marriott LP	7.125%	11/1/13	2,045	1,912
	Macy's Retail Holdings Inc.	7.450%	7/15/17	705	610
	Mandalay Resort Group	9.375%	2/15/10	805	769
	Marquee Holdings Inc.	9.505%	8/15/14	1,095	849
	MGM Mirage, Inc.	8.500%	9/15/10	1,820	1,656
	MGM Mirage, Inc.	8.375%	2/1/11	220	174
	MGM Mirage, Inc.	6.750%	9/1/12	1,270	895
1	MGM Mirage, Inc.	10.375%	5/15/14	455	477
	MGM Mirage, Inc.	6.625%	7/15/15	260	168
1	MGM Mirage, Inc.	11.125%	11/15/17	515	545
1,7	Rite Aid Corp	9.750%	6/12/16	720	720
	Rite Aid Corp	10.375%	7/15/16	1,100	984
	Rite Aid Corp.	7.500%	3/1/17	640	501
	Royal Caribbean Cruises	11.875%	7/15/15	570	555
	Seneca Gaming Corp.	7.250%	5/1/12	815	697
	Service Corp. International	7.375%	10/1/14	430	406
	Service Corp. International	6.750%	4/1/16	715	643
	Service Corp. International	7.000%	6/15/17	1,235	1,115
	Service Corp. International	7.625%	10/1/18	940	867
	Tenneco Automotive Inc.	10.250%	7/15/13	741	708
1	TRW Automotive Inc.	7.000%	3/15/14	2,635	1,897
1	TRW Automotive Inc.	7.250%	3/15/17	1,230	861
	Wynn Las Vegas LLC	6.625%	12/1/14	1,510	1,321
	Wynn Las Vegas LLC	6.625%	12/1/14	1,160	986

	Consumer Noncyclical (14.7%)
	Aramark Corp.	8.500%	2/1/15	2,565	2,475
	Bio-Rad Laboratories Inc.	7.500%	8/15/13	195	193
	Bio-Rad Laboratories Inc.	6.125%	12/15/14	290	262
1	Bio-Rad Laboratories Inc.	8.000%	9/15/16	355	351
	Biomet, Inc.	10.000%	10/15/17	1,685	1,715
	Biomet, Inc.	11.625%	10/15/17	480	469
	Community Health Systems	8.875%	7/15/15	3,390	3,322
	Constellation Brands Inc.	7.250%	9/1/16	1,780	1,642
	Constellation Brands Inc.	7.250%	5/15/17	730	673
2	Elan Financial PLC	4.883%	11/15/11	870	761
	Elan Financial PLC	7.750%	11/15/11	2,465	2,249
	Elan Financial PLC	8.875%	12/1/13	1,205	1,088
	HCA Inc.	5.750%	3/15/14	260	207
	HCA Inc.	6.375%	1/15/15	2,390	1,936
	HCA Inc.	6.500%	2/15/16	890	710
	HCA Inc.	9.250%	11/15/16	3,545	3,492
1	HCA Inc.	9.875%	2/15/17	1,655	1,692
1	HCA Inc.	8.500%	4/15/19	665	648
	HCA Inc.	7.690%	6/15/25	130	80
	Iasis Healthcare LLC	8.750%	6/15/14	550	539
	Omnicare, Inc.	6.125%	6/1/13	70	63
	Omnicare, Inc.	6.750%	12/15/13	490	444

	Omnicare, Inc.	6.875%	12/15/15	445	404
	Reynolds American, Inc.	7.250%	6/1/13	500	511
	Reynolds American, Inc.	7.300%	7/15/15	1,040	1,004
	Smithfield Foods, Inc.	8.000%	10/15/09	320	321
	Smithfield Foods, Inc.	7.000%	8/1/11	795	755
	Smithfield Foods, Inc.	10.000%	7/15/14	620	596
	Smithfield Foods, Inc.	7.750%	7/1/17	1,780	1,295
	SUPERVALU Inc.	7.500%	5/15/12	400	396
	SUPERVALU Inc.	7.500%	11/15/14	795	761
	SUPERVALU Inc.	8.000%	5/1/16	375	366
	Tenet Healthcare Corp.	7.375%	2/1/13	380	343
	Tenet Healthcare Corp.	9.250%	2/1/15	315	294
1	Tenet Healthcare Corp.	9.000%	5/1/15	1,212	1,224
1	Tenet Healthcare Corp.	10.000%	5/1/18	762	798
1	Tenet Healthcare Corp.	8.875%	7/1/19	2,105	2,110
1	Tyson Foods, Inc.	10.500%	3/1/14	775	848
	Tyson Foods, Inc.	7.850%	4/1/16	2,230	2,158
	Ventas Realty LP/Capital Corp.	6.625%	10/15/14	710	662
	Ventas Realty LP/Capital Corp.	7.125%	6/1/15	470	456
	Ventas Realty LP/Capital Corp.	6.500%	6/1/16	705	633

	Energy (10.5%)
	Chesapeake Energy Corp.	9.500%	2/15/15	440	442
	Chesapeake Energy Corp.	6.625%	1/15/16	1,020	893
	Chesapeake Energy Corp.	6.875%	1/15/16	1,130	994

7

Vanguard High Yield Bond Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Chesapeake Energy Corp.	6.500%	8/15/17	1,915	1,609
	Chesapeake Energy Corp.	6.250%	1/15/18	1,845	1,527
	Encore Acquisition Co.	6.250%	4/15/14	150	129
	Encore Acquisition Co.	6.000%	7/15/15	495	408
	Encore Acquisition Co.	9.500%	5/1/16	505	496
	Forest Oil Corp.	8.000%	12/15/11	400	399
	Forest Oil Corp.	7.750%	5/1/14	350	334
	Forest Oil Corp.	7.250%	6/15/19	950	855
	Hornbeck Offshore Services	6.125%	12/1/14	1,055	960
	Newfield Exploration Co.	6.625%	4/15/16	660	596
	Newfield Exploration Co.	7.125%	5/15/18	1,590	1,445
	Peabody Energy Corp.	6.875%	3/15/13	985	968
	Peabody Energy Corp.	7.375%	11/1/16	1,930	1,836
	Peabody Energy Corp.	7.875%	11/1/26	1,315	1,137
	Petrohawk Energy Corp.	9.125%	7/15/13	365	364
1	Petrohawk Energy Corp.	10.500%	8/1/14	1,015	1,040
	Petrohawk Energy Corp.	7.875%	6/1/15	810	749
1	Petroplus Finance Ltd.	6.750%	5/1/14	900	774
1	Petroplus Finance Ltd.	7.000%	5/1/17	1,100	913
	Pioneer Natural Resources Co.	5.875%	7/15/16	990	849
	Pioneer Natural Resources Co.	6.650%	3/15/17	1,875	1,636
	Pioneer Natural Resources Co.	6.875%	5/1/18	1,235	1,076
	Pioneer Natural Resources Co.	7.200%	1/15/28	345	268
	Plains Exploration
	& Production Co.	7.750%	6/15/15	275	257
	Plains Exploration
	& Production Co.	7.000%	3/15/17	440	385
	Plains Exploration
	& Production Co.	7.625%	6/1/18	500	448
	Pride International Inc.	7.375%	7/15/14	1,450	1,428
	Range Resources Corp.	7.500%	10/1/17	550	521
1	Sandridge Energy Inc.	9.875%	5/15/16	190	182
1	Sandridge Energy Inc.	8.000%	6/1/18	1,055	891
1	Southwestern Energy Co.	7.500%	2/1/18	1,250	1,203
	Whiting Petroleum Corp.	7.250%	5/1/12	520	497
	Whiting Petroleum Corp.	7.250%	5/1/13	535	507
	Whiting Petroleum Corp.	7.000%	2/1/14	75	70

	Other Industrial (0.6%)
	RBS Global & Rexnord Corp.	9.500%	8/1/14	850	725
	UCAR Finance, Inc.	10.250%	2/15/12	30	28
	Virgin Media Finance PLC	9.500%	8/15/16	820	808

	Technology (2.9%)
	Affiliated Computer Services	5.200%	6/1/15	1,125	956
	Flextronics International Ltd.	6.500%	5/15/13	345	332
	Flextronics International Ltd.	6.250%	11/15/14	1,605	1,497
	Freescale Semiconductor	8.875%	12/15/14	1,825	922
	Iron Mountain, Inc.	8.000%	6/15/20	225	210
	Seagate Technology
	HDD Holdings	6.375%	10/1/11	505	483
	Seagate Technology
	HDD Holdings	6.800%	10/1/16	635	546
1	Seagate
	Technology International	10.000%	5/1/14	1,320	1,379
	Sensata Technologies	8.000%	5/1/14	385	189

	SunGard Data Systems, Inc.	9.125%	8/15/13	1,750	1,654

	Transportation (2.1%)
2	Avis Budget Car Rental	3.383%	5/15/14	220	143
	Avis Budget Car Rental	7.625%	5/15/14	1,600	1,120
	Avis Budget Car Rental	7.750%	5/15/16	1,265	873
7	Continental Airlines, Inc.	9.798%	4/1/21	845	558
	Continental Airlines, Inc.	6.903%	4/19/22	590	395
	Hertz Corp.	8.875%	1/1/14	2,160	1,993
	Hertz Corp.	10.500%	1/1/16	890	796
					211,423
Utilities (11.1%)
	Electric (8.9%)
1	AES Corp.	8.750%	5/15/13	589	589
	AES Corp.	7.750%	10/15/15	1,390	1,293
	AES Corp.	8.000%	10/15/17	540	502
	AES Corp.	8.000%	6/1/20	565	509
	Aquila Inc.	11.875%	7/1/12	270	299
	Dynegy Inc.	8.375%	5/1/16	2,085	1,767
	Dynegy Inc.	7.750%	6/1/19	1,850	1,448
	Edison Mission Energy	7.500%	6/15/13	255	228
	Edison Mission Energy	7.000%	5/15/17	1,115	859
	Edison Mission Energy	7.200%	5/15/19	1,110	821
	Energy Future Holdings Corp.	5.550%	11/15/14	1,735	1,093
	Energy Future Holdings Corp.	6.500%	11/15/24	2,170	1,080
	Energy Future Holdings Corp.	6.550%	11/15/34	1,860	893
1	Intergen NV	9.000%	6/30/17	1,695	1,610
1	IPALCO Enterprises, Inc.	7.250%	4/1/16	340	323
	Mirant North America LLC	7.375%	12/31/13	1,915	1,838
	NRG Energy Inc.	7.250%	2/1/14	825	802
	NRG Energy Inc.	7.375%	2/1/16	2,605	2,462
	NRG Energy Inc.	7.375%	1/15/17	2,575	2,433
	Reliant Energy, Inc.	6.750%	12/15/14	1,814	1,755
	Reliant Energy, Inc.	7.875%	6/15/17	725	652
	Texas Competitive Electric
	Holdings Co. LLC	10.250%	11/1/15	2,475	1,547

	Natural Gas (2.2%)
	El Paso Corp.	12.000%	12/12/13	460	499
	El Paso Corp.	7.000%	6/15/17	805	733
	El Paso Corp.	7.250%	6/1/18	1,755	1,624
	Kinder Morgan Finance Co.	5.350%	1/5/11	135	132
	Kinder Morgan Finance Co.	5.700%	1/5/16	550	481
	Knight, Inc.	6.500%	9/1/12	270	263
	Suburban Propane Partners	6.875%	12/15/13	650	596
	Williams Cos., Inc.	7.500%	1/15/31	1,000	893
	Williams Partners
	LP / Finance Corp.	7.500%	6/15/11	450	450
	Williams Partners
	LP / Finance Corp.	7.250%	2/1/17	375	345
					30,819
Total Corporate Bonds (Cost $276,833)					256,009
Sovereign Bonds (U.S. Dollar-Denominated) (0.3%)
1	Fresenius US Finance II	9.000%	7/15/15	795	851
Total Sovereign Bonds (Cost $742)					851
Temporary Cash Investment (3.8%)
Repurchase Agreement (3.8%)
	Goldman Sachs & Co.
	(Dated 6/30/09, Repurchase

Value $10,400,000,
collateralized by Government
National Mortgage Assn.
5.500%, 2/15/39)
(Cost $10,400)	0.050%	7/1/09	10,400	10,400
Total Investments (99.0%) (Cost $296,060)				275,626
Other Assets and Liabilities (1.0%)
Other Assets				5,982
Liabilities				(3,078)
				2,904
Net Assets (100%)
Applicable to 43,326,185 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)				278,530
Net Asset Value Per Share				$6.43

8

Vanguard High Yield Bond Portfolio

At June 30, 2009, net assets consisted of:
Amount
($000)
Paid-in Capital	362,830
Undistributed Net Investment Income	8,930
Accumulated Net Realized Losses	(72,796)
Unrealized Appreciation (Depreciation)	(20,434)
Net Assets	278,530

•  See Note A in Notes to Financial Statements.

1  Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2009, the aggregate value of these securities was $42,543,000, representing 15.3% of net assets.

2  Adjustable-rate security.

3  Certain of the portfolio’s securities are senior, secured, high-yield floating-rate loans. These loans are debt obligations issued by public and private companies and are comparable to high-yield bonds from a ratings and leverage perspective. At June 30, 2009, the aggregate value of these securities was $4,700,000, representing 1.7% of net assets.

4  Non-income-producing. Security failed to make scheduled interest payment in March. Issuer received extension from creditors.

5  Non-income-producing—security in default.

6  Issuer has filed for bankruptcy; however, no interest payments have been missed.

7  The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.

See accompanying Notes, which are an integral part of the Financial Statements.

9

Vanguard High Yield Bond Portfolio

Statement of Operations

Six Months Ended
June 30, 2009
($000)
Investment Income
Income
Interest	10,227
Total Income	10,227
Expenses
Investment Advisory Fees—Note B	70
The Vanguard Group—Note C
Management and Administrative	244
Marketing and Distribution	28
Custodian Fees	5
Shareholders’ Reports and Proxies	12
Total Expenses	359
Net Investment Income	9,868
Realized Net Gain (Loss) on
Investment Securities Sold	(13,834)
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	45,471
Net Increase (Decrease) in Net Assets
Resulting from Operations	41,505

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2009	2008
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	9,868	19,198
Realized Net Gain (Loss)	(13,834)	(18,214)
Change in Unrealized Appreciation (Depreciation)	45,471	(54,668)
Net Increase (Decrease) in Net Assets Resulting from Operations	41,505	(53,684)
Distributions
Net Investment Income	(19,397)	(19,015)
Realized Capital Gain	—	—
Total Distributions	(19,397)	(19,015)
Capital Share Transactions
Issued	72,001	54,200
Issued in Lieu of Cash Distributions	19,397	19,015
Redeemed	(31,907)	(56,932)
Net Increase (Decrease) from Capital Share Transactions	59,491	16,283
Total Increase (Decrease)	81,599	(56,416)
Net Assets
Beginning of Period	196,931	253,347
End of Period[1]	278,530	196,931

1  Net Assets—End of Period includes undistributed net investment income of $8,930,000 and $18,459,000. See accompanying Notes, which are an integral part of the Financial Statements.

10

Vanguard High Yield Bond Portfolio

Financial Highlights

	Six Months
	Ended
For a Share Outstanding	June 30,	Year Ended December 31,
Throughout Each Period	2009	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$5.91	$8.21	$8.63	$8.59	$9.02	$8.95
Investment Operations
Net Investment Income	.258[1]	.580	.620	.580	.600[1]	.680
Net Realized and Unrealized Gain (Loss)
on Investments	.822	(2.260)	(.450)	.090	(.370)	.040
Total from Investment Operations	1.080	(1.680)	.170	.670	.230	.720
Distributions
Dividends from Net Investment Income	(.560)	(.620)	(.590)	(.630)	(.660)	(.650)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.560)	(.620)	(.590)	(.630)	(.660)	(.650)
Net Asset Value, End of Period	$6.43	$5.91	$8.21	$8.63	$8.59	$9.02

Total Return	19.68%	–21.95%	1.95%	8.27%	2.75%	8.53%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$279	$197	$253	$260	$247	$275
Ratio of Total Expenses to
Average Net Assets	0.31%[2]	0.24%	0.24%	0.24%	0.24%	0.24%
Ratio of Net Investment Income to
Average Net Assets	8.52%[2]	8.23%	7.28%	7.12%	6.97%	7.22%
Portfolio Turnover Rate	34%[2]	22%	28%	47%	46%	57%

1  Calculated based on average shares outstanding.

2  Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

11

Vanguard High Yield Bond Portfolio

Notes to Financial Statements

Vanguard Variable Insurance Fund High Yield Bond Portfolio is registered under the Investment

Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts. Certain of the portfolio’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Repurchase Agreements: The portfolio may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

3. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2005–2008) and for the period ended June 30, 2009, and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Wellington Management Company, LLP , provides investment advisory services to the portfolio for a fee calculated at an annual percentage rate of average net assets. For the six months ended June 30, 2009, the investment advisory fee represented an effective annual rate of 0.06% of the portfolio’s average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At June 30, 2009, the portfolio had contributed capital of $63,000 to Vanguard (included in Other Assets), representing 0.02% of the portfolio’s net assets and 0.03% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

D. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

At June 30, 2009, 100% of the portfolio’s investments were valued based on Level 2 inputs.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are

12

Vanguard High Yield Bond Portfolio

recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The portfolio’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at December 31, 2008, the portfolio had available realized losses of $58,949,000 to offset future net capital gains of $18,321,000 through December 31, 2009, $20,163,000 through December 31, 2010, $1,992,000 through December 31, 2011, $181,000 through December 31, 2015, $17,903,000 through December 31, 2016, and $389,000 through December 31, 2017. The portfolio will use these capital losses to offset net taxable capital gains, if any, realized during the year ending December 31, 2009; should the portfolio realize net capital losses for the year, the losses will be added to the loss carryforward balances above.

At June 30, 2009, the cost of investment securities for tax purposes was $296,060,000. Net unrealized depreciation of investment securities for tax purposes was $20,434,000, consisting of unrealized gains of $4,236,000 on securities that had risen in value since their purchase and $24,670,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended June 30, 2009, the portfolio purchased $73,729,000 of investment securities and sold $33,423,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $4,228,000 and $0, respectively.

G. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	June 30, 2009	December 31, 2008
	Shares	Shares
	(000)	(000)
Issued	11,759	7,953
Issued in Lieu of Cash Distributions	3,464	2,584
Redeemed	(5,195)	(8,108)
Net Increase (Decrease) in Shares Outstanding	10,028	2,429

H. In preparing the financial statements as of June 30, 2009, management considered the impact of subsequent events occurring through August 5, 2009, for potential recognition or disclosure in these financial statements.

13

Vanguard High Yield Bond Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended June 30, 2009
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
High Yield Bond Portfolio	12/31/2008	6/30/2009	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,196.79	$1.69
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.26	1.56

1  The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.31%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

14

Vanguard High Yield Bond Portfolio

Trustees Approve Advisory Agreement

The board of trustees of Vanguard Variable Insurance Fund High Yield Bond Portfolio has renewed the portfolio’s investment advisory agreement with Wellington Management Company, LLP. The board determined that the retention of Wellington Management was in the best interests of the portfolio and its shareholders.

The board based its decisions upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the agreement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the portfolio’s investment management over both the short and long term, and took into account the organizational depth and stability of the advisor. The board noted that Wellington Management, founded in 1928, is among the nation’s oldest and most respected institutional investment managers. The firm has advised the High Yield Bond Portfolio since its inception in 1996.

The firm and the portfolio’s management team have depth and stability. The portfolio manager is backed by a well-tenured team of fixed income research analysts who conduct detailed fundamental analysis. Wellington Management has seen a significant growth in assets in the past decade, has provided high-quality advisory services for the portfolio, and has demonstrated strong organizational depth and stability over both the short and long term.

The board concluded that the advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory agreement.

Investment performance

The board considered the short- and long-term performance of the portfolio, including any periods of outperformance or underperformance of a relevant benchmark and peer group. The board concluded that the advisor has carried out its investment strategy in disciplined fashion, and that results have been in line with expectations. Information about the portfolio’s most recent performance can be found on the Performance Summary page for this portfolio.

Cost

The board concluded that the portfolio’s expense ratio was well below the average expense ratio charged by funds in its peer group. The board noted that the portfolio’s advisory fee rate was also well below the peer-group average. Information about the portfolio’s expense ratio appears on the About Your Portfolio’s Expenses page as well as in the Financial Statements pages.

The board did not consider profitability of Wellington Management in determining whether to approve the advisory fee, because Wellington Management is independent of Vanguard and the advisory fee is the result of arm’s-length negotiations.

The benefit of economies of scale

The board concluded that the portfolio realizes economies of scale that are built into the negotiated advisory fee rate without any need for asset-level breakpoints. The advisory fee rate is very low relative to the average rate paid by funds in the portfolio’s peer group.

The board will consider whether to renew the advisory agreement again after a one-year period.

15

Vanguard® International Portfolio

International stocks led the global stock markets out of their long descent during the first half of 2009. Vanguard International Portfolio returned 14.15%, handily beating its comparative standards. The portfolio earned substantial returns in every region. Its roughly 20% stake in emerging markets produced especially strong returns.

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

A period of new strength in all corners of the globe

Although the first months of 2009 seemed at first to be the latest chapter in the brutal market that prevailed through much of 2008, the gloom cleared in early March. Stock markets rebounded around the globe, and Vanguard International Portfolio registered double-digit returns in the developed markets of Europe and the Pacific region and in emerging markets.

European stocks, which accounted for about 53% of the portfolio’s assets at the end of the period, returned more than 10%. The portfolio earned strong returns in the materials, information technology, and industrial sectors, all of which stand to benefit from the early stages of an economic recovery. In the Pacific region, which accounted for 23% of assets as of June 30, the portfolio earned modest single-digit returns in Japan, but much higher gains in the region’s smaller markets. Financial and energy stocks posted big returns.

Emerging market stocks, which made up about 23% of portfolio assets at the end of the period, were the standout. Emerging markets fell hard in 2008, but when the dust cleared, it became clear that these fast-growing, export-driven economies might be less vulnerable than the developed markets to turmoil in the global financial system. The portfolio’s emerging market holdings returned about 37%. Brazilian stocks, the portfolio’s largest emerging market exposure, were especially strong performers, with energy and financial stocks leading the way. Chinese stocks also rebounded sharply. Together, the portfolio’s relatively modest holdings in emerging markets added more than 8 percentage points to its 14.15% return.

The recent rally in emerging markets and more generally in international markets can serve as a reminder not to overreact to the market’s short-term swings, even in tumultuous periods such as 2008. International stocks badly trailed U.S. stocks in 2008. It would have been easy to decide a portfolio could do without them. But such a hasty reaction could have been costly, depriving a portfolio that experienced the downturn of a chance to participate in the recovery. Vanguard International Portfolio will no doubt experience dramatic highs and lows in the future, but our experience suggests that the best way to benefit from its potential to diversify a mix of all-U.S. assets is to stick with the portfolio through good times and bad.

A word on expenses

In the table below, you’ll note our estimated expense ratio for fiscal 2009 and, in the footnote, the actual expense ratio for the first half of the fiscal year. Both figures are up significantly from fiscal 2008.

As the value of portfolio assets has declined, the portfolio’s fixed expenses are expected to account for a modestly higher percentage of portfolio assets. The higher expense ratio also reflects the impact of an incentive fee.

Many of the Vanguard portfolios’ advisory contracts include a performance incentive-fee/penalty provision. If the advisor outperforms its benchmark, the firm’s fee increases; if it underperforms, the fee declines. The incentive fee structure helps ensure that the interests of the advisors and the portfolios’ investors remain aligned. During the past six months, the advisors’ strong performance relative to the benchmark resulted in an increase in the performance adjustment. The portfolio’s financial statements include more information about the incentive fee.

Total Returns
Six Months Ended
June 30, 2009
Vanguard International Portfolio	14.15%
MSCI EAFE Index	7.95
Average International Fund[1]	8.81

Expense Ratios[2]
Your Portfolio Compared With Its Peer Group
		Average
		International
	Portfolio	Fund
International Portfolio	0.49%	1.44%

1	Derived from data provided by Lipper Inc.
2

The portfolio expense ratio shown is from the prospectus dated April 29, 2009, and represents estimated costs for the current fiscal year based on the portfolio’s net assets as of the prospectus date. For the six months ended June 30, 2009, the portfolio's annualized expense ratio was 0.53%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2008.

1

Vanguard International Portfolio

Advisors’ Report

For the six months ended June 30, 2009, the International Portfolio returned 14.15%. The MSCI EAFE Index returned 7.95%, while the average return of international funds was 8.81%. The portfolio is overseen by three independent advisors. The use of multiple advisors provides exposure to distinct, yet complementary, investment approaches, enhancing the portfolio’s diversification. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the percentage of the portfolio’s assets each manages, and brief descriptions of their investment strategies are presented in the table below. Each advisor has also prepared a discussion of the investment environment that existed during the first half of 2009 and of the effect of this environment on the portfolio’s positioning. These reports were prepared on July 10, 2009.

Baillie Gifford Overseas Ltd.

Portfolio Manager:

James K. Anderson,

Chief Investment Officer and

Head of Global Equities

Stock markets were very buoyant in the first half of the year. Investors realized that they had overreacted to the huge financial disruptions following the collapse of Lehman Brothers last September. And, in fact, inventories were getting quite low, so activity was likely to pick up, and governments’ policies, which were highly stimulative, were bound to take effect. Investors were also encouraged by the fact that the emerging economies seemed to be coming through the crisis in good shape. China, in particular, has the financial resources to keep spending, and is obviously determined to do so.

This change of heart meant that markets came round to our own point of view: i.e., that much of the problem was a huge inventory correction, that policy would work eventually, and that China and its suppliers were going to lead the recovery. In the circumstances, the best thing we did as an advisor to the International Portfolio was to stick to our guns and not panic when prospects looked bleakest back in February. So there is very little change in the portfolio to report. We remain overweighted in capital goods and technology companies, and have a low exposure to financials, utilities, health care, and real estate. This is not a defensive portfolio in the traditional sense. We think that the best form of defense is attack, and that the really exciting opportunities lie in the developing world, especially in the consumer sector and in new technologies.

Sticking to our guns worked out in performance terms, and we won back almost all of the relative ground we had lost in the previous six months. Pretty much everything worked out as we had hoped. We were especially pleased to see the recovery in emerging-market banks, such as Itaú Unibanco Holding, Standard Chartered, and Turkiye Garanti Bankasi, as the market acknowledged their resilience and underlying stability. UBS, on the other hand, the Swiss bank and wealth manager, remained a problem. Privately, we had hoped it would turn the corner, but as of this writing, it was not yet in the clear with the IRS.

Vanguard International Portfolio Investment Advisors

	Portfolio Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Baillie Gifford Overseas Ltd.	50	649	Uses a bottom-up, stock-driven approach to select
			stocks that the advisor believes have above-average

			growth rates and trade at reasonable prices.
Schroder Investment Management	37	467	Uses fundamental research to identify high-quality
North America Inc.			companies, in developed and emerging markets,
			that the advisor believes have above-average
			growth potential.
M&G Investment	8	101	Uses a long-term, bottom-up investment approach that
Management Limited			focuses on identifying the stocks of underappreciated,
			quality companies that the advisor believes will deliver
			high returns and have the potential for growth.
Cash Investments	5	63	These short-term reserves are invested by Vanguard
			in equity index products to simulate investment in
			stocks. Each advisor may also maintain a modest
			cash position.

2

Vanguard International Portfolio

We are still fairly optimistic. Global growth is slowly picking up, policy will remain supportive as long as it has to be, and China is deeply impressive. But financial crises tend to cast a long shadow. There is a lot of debt in the West. The path to growth seems much smoother in the developing world.

Schroder Investment Management North America Inc.

Portfolio Managers:

Virginie Maisonneuve, CFA,

Head of Global and International Equities

Matthew Dobbs,

Head of Global Small Companies

Equity markets started 2009 with fears of a deepening recession and a meltdown in the financial system. However, in early March, an improvement in liquidity, and signs that the financial sector was stabilizing and that the sharp economic deterioration was abating, led to a dramatic change in investor sentiment. By the end of the six-month period, the MSCI EAFE Index was up about 8% in U.S. dollar terms, while the portfolio outperformed significantly.

Concerted actions by governments and monetary authorities around the world provided liquidity to help with necessary structural adjustments. Economic stimulus plans included budgets for infrastructure and climate change-related initiatives, benefiting some of our holdings, such as DongFang Electrical and Gamesa.

The portfolio’s outperformance was broad-based in terms of sectors and regions. It benefited from our emerging-markets and Asia-related exposure overall, as well as from our exposure to the financial sector in particular. In Europe, we have preferred more defensive financial names such as Admiral Group and Credit Suisse, while in emerging markets, companies like Itaú Unibanco and BM&F BOVESPA in Brazil, as well as Ping An Insurance, Swire Pacific, and Sun Hung Kai Properties in Asia have benefited the portfolio.

Our Asian consumer discretionary holdings also helped, and benefited from the quickly implemented stimulus package in China (for example, Shangri-La Asia). In Western Europe, market volatility in February gave us the opportunity to add oversold high-quality stocks such as BMW.

Another theme that benefited returns was the rebound in energy and materials, driven by higher oil and commodity prices. Sharp cuts in production last year in industries such as steel, together with the impact of increased spending on infrastructure this year, supported a number of our holdings.

Consumer staples was the only sector that detracted from performance, with companies such as Groupe Danone experiencing weak sales as consumers preferred cheaper private labels to premium products in this volatile environment.

We are cautious on the near-term outlook for the market as a whole. Although we believe the lows are behind us, volatility is likely to remain, as structural, fundamental improvements in the economic and corporate spheres take time to unfold. Employment and corporate bankruptcies are areas likely to remain problematic over the next 12 months, and we believe an improvement in end demand is needed for markets to go significantly higher.

In these volatile conditions, and to select companies that will do well in the postcrisis environment, we believe it is essential to focus on quality and continue to maintain a medium-term time horizon in evaluating a company’s earnings growth and valuation.

M&G Investment

Management Limited

Portfolio Managers:

Graham E. French

Greg Aldridge

Following continued declines in the first two months of 2009, global equities rallied strongly beginning in March and continued to gain for most of the second quarter as fears subsided and markets focused on prospects for a recovery in the global economy. As a result, investors’ risk appetite grew substantially, prompting a particularly strong recovery in emerging markets and, at the sector level, in more volatile financial and natural resource stocks. In contrast, some of the sectors that had been resilient in previous months, such as health care, acted as a drag on the portfolio’s relative returns.

3

Vanguard International Portfolio

In terms of performance, our exposure to technology proved particularly beneficial, with strong returns registered by a range of companies, including South Korean consumer electronics producer Samsung Electronics, Taiwanese computer manufacturer Compal Electronics, and Swedish mobile communications equipment maker Ericsson. The portfolio’s emerging market positions benefited from the resurgence in risk appetite, as financial and economic concerns eased. Holdings in Mobile Telephone Networks—the South African mobile phone business with strong positions in a number of underpenetrated markets across Africa and the Middle East—and Petrobras, the Brazilian oil and gas producer with exciting growth prospects, both boosted performance. Elsewhere, consumer electrical manufacturer Techtronic Industries and car distributor Inchcape both performed well, as investors’ focus moved from near-term worries to more attractive medium-term prospects.

By contrast, some of our more defensive holdings that had remained resilient during last year’s market turmoil lagged as the market rallied. In particular, health care companies Astellas Pharma, Novartis, and Roche all performed weakly. In other areas, Austrian brick manufacturer Wienerberger and Swiss cement producer Holcim both suffered from the continuing slowdown in construction. Our relative lack of exposure to financials also had a negative impact, as the sector rallied strongly in the second quarter of 2009, although our individual holdings in this sector performed well.

Portfolio changes were limited principally to establishing new positions in U.K.-based global security services business Group 4 Securicor (G4S) and South African oil and gas producer Sasol. G4S has strong market shares around the world and is exposed to global trends toward security outsourcing, while Sasol is a clearly differentiated energy producer with a proven process for converting coal and gas into liquid oil products on an industrial scale. During the period, we also exited from the positions in food producer Groupe Danone and Samsung Electronics, as we found more compelling valuations elsewhere.

In terms of the portfolio’s ongoing strategy, we will continue to focus on a broad range of businesses, in both cyclical and noncyclical areas, whose scarce assets distinguish them from their competitors and should enable them to generate high returns and growth over the long term. We believe this approach will enable the portfolio to ride out periods of volatility such as those that have affected financial markets over the past year, and thereby provide superior returns for investors in the long run.

4

Vanguard International Portfolio

Portfolio Profile

As of June 30, 2009

Portfolio Characteristics
		Comparative	Broad
	Portfolio	Index[1]	Index[2]
Number of Stocks	178	957	1,791
Turnover Rate[3]	44%	—	—
Expense Ratio[4]	0.49%	—	—
Short-Term Reserves	1.8%	—	—

Volatility Measures
	Portfolio Versus	Portfolio Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.97	0.98
Beta	1.08	1.01

Sector Diversification (% of equity exposure)
		Comparative	Broad
	Portfolio	Index[1]	Index[2]
Consumer Discretionary	11.9%	10.0%	8.5%
Consumer Staples	12.8	10.0	8.5
Energy	9.8	8.7	11.5
Financials	20.7	24.5	25.3
Health Care	6.8	8.4	6.5
Industrials	12.3	11.4	10.0
Information Technology	10.8	5.2	6.6
Materials	8.7	9.4	10.9
Telecommunication
Services	4.7	6.0	6.7
Utilities	1.5	6.4	5.5

Ten Largest Holdings[5] (% of total net assets)

Petroleo Brasileiro SA	integrated oil and gas	2.8%
Tesco PLC	food retail	2.2
SAP AG	application software	2.1
Canon, Inc.	office electronics	1.8
Teva Pharmaceutical Industries Ltd.
Sponsored ADR	pharmaceuticals	1.6
BG Group PLC	integrated oil and gas	1.5
L'Oreal SA	personal products	1.4
Standard Chartered PLC	diversified banks	1.4
Nestle SA (Registered)	packaged foods and meats	1.4
Atlas Copco AB A Shares	industrial machinery	1.4
Top Ten		17.6%

Allocation by Region

Market Diversification (% of equity exposure)
		Comparative	Broad
	Portfolio[6]	Index[1]	Index[2]
Europe
United Kingdom	16.7%	21.0%	15.1%
France	8.2	10.4	7.4
Switzerland	8.0	7.4	5.3
Germany	7.2	7.8	5.6
Sweden	3.3	2.4	1.7
Spain	3.2	4.5	3.2
Italy	2.3	3.5	2.5
Denmark	2.2	0.9	0.7
Netherlands	1.0	2.3	1.7
Other European
Markets	1.6	4.4	3.1
Subtotal	53.7%	64.6%	46.3%
Pacific
Japan	12.4%	24.1%	17.4%
Hong Kong	4.9	2.4	1.7
Australia	3.4	7.4	5.3
Singapore	1.3	1.4	1.0
Other Pacific
Markets	0.0	0.1	0.1
Subtotal	22.0%	35.4%	25.5%
Emerging Markets
Brazil	7.0%	—	3.1%
China	6.4	—	4.1
Israel	2.1	—	0.6
Mexico	1.5	—	0.9
Turkey	1.4	—	0.3
South Korea	1.2	—	2.6
Taiwan	1.0	—	2.5
Russia	1.0	—	1.3
Other Emerging
Markets	1.6	—	5.6
Subtotal	23.2%	—	21.0%
North America
Canada	1.1%	—	7.2%

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Equity Exposure. A measure that reflects a portfolio’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1	MSCI EAFE Index.
2	MSCI All Country World Index ex USA.
3	Annualized.
4

The expense ratio shown is from the prospectus dated April 29, 2009, and represents estimated costs for the current fiscal year based on the portfolio’s net assets as of the prospectus date. For the six months ended June 30, 2009, the International Portfolio's expense ratio was 0.53%.

5	The holdings listed exclude any temporary cash investments and equity index products.
6	Market percentages exclude currency contracts held by the portfolio..

5

Vanguard International Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Fiscal-Year Total Returns (%): December 31, 1998–June 30, 2009

Average Annual Total Returns: Periods Ended June 30, 2009

	Inception Date	One Year	Five Years	Ten Years
International Portfolio	6/3/1994	–29.90%	4.58%	2.92%

1	Six months ended June 30, 2009.

Note: See Financial Highlights table for dividend and capital gains information.

6

Vanguard International Portfolio

Financial Statements (unaudited)

Statement of Net Assets

As of June 30, 2009

The portfolio provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (94.0%)[1]
Australia (3.3%)
Woolworths Ltd.	714,800	15,165
Woodside Petroleum Ltd.	365,000	12,609
Brambles Ltd.	1,753,100	8,393
James Hardie Industries
NV	770,338	2,599
Amcor Ltd.	479,147	1,927
Sims Metal
Management Ltd.	81,717	1,702
		42,395
Austria (0.1%)
* Wienerberger AG	105,658	1,314

Belgium (0.1%)
* Barco NV	38,700	1,328

Brazil (6.8%)
Petroleo Brasileiro SA
Series A ADR	976,300	32,569
Itau Unibanco Banco
Multiplo SA	965,750	15,288
Redecard SA	640,929	9,813
Vale SA Preferred ADR	467,300	7,173
Banco Itau Holding
Financeira SA	388,705	6,128
Companhia Vale do
Rio Doce Pfd. Class A	342,558	5,262
BM&F BOVESPA SA	703,133	4,198
Petroleo Brasileiro SA Pfd.	165,858	2,756
Companhia Brasileira de
Distribuicao Grupo Pao
de Acucar ADR	49,577	1,910
Banco do Brasil SA	133,231	1,438
* Votorantim Celulose e
Papel SA Pfd.	86,000	920
		87,455
Canada (1.0%)
Niko Resources Ltd.	116,000	7,978
Canadian Pacific
Railway Ltd.	100,000	3,988

	Sherritt International Corp.	214,931	968
	Harry Winston
	Diamond Corp.	52,286	312
2	Harry Winston
	Diamond Corp.
	Private Placement	8,314	47
			13,293
China (6.2%)
	China Mobile
	(Hong Kong) Ltd.	1,331,000	13,326
	China Construction Bank	12,841,000	9,895
	China Unicom Ltd.	4,852,000	6,451
	CNOOC Ltd.	5,181,500	6,383
	Ctrip.com
	International Ltd. ADR	136,300	6,311
^	Ping An Insurance
	(Group) Co. of China Ltd.	834,000	5,598
	China Resources
	Enterprise Ltd.	2,530,000	5,047
	Want Want China
	Holdings Ltd.	8,136,000	4,585
*	Baidu.com, Inc.	14,700	4,426
	Dongfang
	Electrical Corp Ltd.	1,215,600	4,326
	Denway Motors Ltd.	8,976,000	3,572
	China Overseas Land &
	Investment Ltd.	1,344,480	3,103
	Tencent Holdings Ltd.	240,000	2,785
^	China Merchants
	Bank Co., Ltd. Class H	1,206,500	2,738
	Chaoda Modern
	Agriculture Holdings Ltd.	2,179,135	1,274
			79,820
Denmark (2.2%)
*	Vestas Wind Systems A/S	183,999	13,204
	Novo Nordisk A/S B Shares	163,900	8,927
	Novozymes A/S	48,600	3,954
	AP Moller-Maersk A/S
	B Shares	276	1,654
			27,739
Finland (0.8%)
	Nokia Oyj	744,000	10,898

France (7.6%)
	L'Oreal SA	246,700	18,518
	Essilor International SA	274,100	13,108
	Total SA	240,457	13,033
	ArcelorMittal
	(Amsterdam Shares)	338,975	11,218
	Axa	580,000	10,977
	Groupe Danone	174,000	8,628
	PPR	76,700	6,288
	BNP Paribas SA	70,000	4,565
	GDF Suez	118,714	4,444
^	Publicis Groupe SA	86,000	2,633
^	European Aeronautic
	Defence and Space Co.	141,287	2,294
	Societe Generale Class A	37,778	2,074
			97,780

Germany (6.8%)
SAP AG	672,143	27,100
E.On AG	301,843	10,715
Porsche AG	129,800	8,737
Adidas AG	224,062	8,538
Fresenius Medical Care
AG	140,000	6,291
ThyssenKrupp AG	230,000	5,730
Linde AG	69,600	5,718
Celesio AG	175,000	4,020
Deutsche Boerse AG	37,000	2,880
*,^ Q-Cells AG	115,330	2,358
Symrise AG	147,430	2,183
Siemens AG	30,714	2,124
		86,394
Hong Kong (4.8%)
Swire Pacific Ltd.
A Shares	1,681,000	16,874
Esprit Holdings Ltd.	2,386,121	13,257
Hong Kong Exchanges &
Clearing Ltd.	798,000	12,334
Sun Hung Kai
Properties Ltd.	519,000	6,445
Shangri-La Asia Ltd.	4,210,000	6,218
Li & Fung Ltd.	1,348,000	3,599
^ Techtronic
Industries Co., Ltd.	2,518,152	1,735
* Ports Design Limited	630,000	1,476
		61,938
India (0.5%)
Reliance Capital Ltd.	186,700	3,494
Housing Development
Finance Corp. Ltd.	54,100	2,641
		6,135
Indonesia (0.3%)
PT Telekomunikasi
Indonesia Tbk	5,721,500	4,236

Ireland (0.2%)
Kerry Group PLC
A Shares	101,358	2,310

Israel (1.9%)
Teva Pharmaceutical
Industries Ltd.
Sponsored ADR	421,632	20,803
Makhteshim-Agan
Industries Ltd.	756,318	3,726
		24,529
Italy (0.8%)
* Intesa Sanpaolo SpA	3,013,736	9,739

7

Vanguard International Portfolio

		Market
		Value•
	Shares	($000)
Japan (12.2%)
Canon, Inc.	701,600	22,917
Nintendo Co.	45,900	12,703
Toyota Motor Corp.	331,800	12,548
Rakuten, Inc.	14,952	9,010
SMC Corp.	81,600	8,762
Mitsui Sumitomo
Insurance Group
Holdings, Inc.	326,800	8,549
Japan Tobacco, Inc.	2,658	8,308
Honda Motor Co., Ltd.	280,400	7,714
Yamada Denki Co., Ltd.	129,870	7,556
Nippon Telegraph and
Telephone Corp.	157,800	6,427
Mitsubishi Corp.	321,900	5,940
Rohm Co., Ltd.	74,700	5,448
Hoya Corp.	271,800	5,445
Uni-Charm Corp.	64,800	4,950
Mitsubishi UFJ
Financial Group	789,300	4,874
Nomura Holdings Inc.	507,400	4,283
Sekisui Chemical Co.	659,000	4,131
THK Co., Inc.	247,400	3,688
Kyocera Corp.	44,200	3,318
Trend Micro Inc.	88,500	2,826
Ushio Inc.	158,800	2,533
Astellas Pharma Inc.	63,800	2,253
Yamaha Motor Co., Ltd.	175,000	1,944
		156,127
Luxembourg (0.1%)
Reinet Investments SA	67,635	892

Mexico (1.4%)
America Movil SA de
CV Series L ADR	212,200	8,217
Grupo Televisa SA ADR	310,000	5,270
Wal-Mart de Mexico SA	1,077,300	3,187
* Consorcio ARA SA de CV	2,211,433	957
		17,631
Netherlands (0.9%)
Unilever NV	381,800	9,234
TNT NV	80,595	1,575
ING Groep NV	98,286	996
		11,805
Norway (0.1%)
StatoilHydro ASA	95,645	1,889

Russia (1.0%)
OAO Gazprom-
Sponsored ADR
(London Shares)	615,449	12,497

Singapore (1.3%)
Jardine Matheson
Holdings Ltd.	378,600	10,348
Singapore Exchange Ltd.	849,000	4,134

DBS Group Holdings Ltd.	239,075	1,938
		16,420
South Africa (0.8%)
Impala Platinum
Holdings Ltd.	225,800	4,997
MTN Group Ltd.	229,144	3,519
Sasol Ltd.	44,200	1,546
		10,062
South Korea (1.0%)
Samsung
Electronics Co., Ltd.	14,800	6,843
Samsung Fire &
Marine Insurance Co.	24,600	3,617
Hankook Tire Co. Ltd.	147,430	1,919
		12,379
Spain (3.0%)
Banco Santander SA	1,447,925	17,503
Industria de Diseno
Textil SA	227,300	10,939
Gamesa Corporacion
Tecnologica SA	272,914	5,203
Telefonica SA	220,000	4,996
		38,641
Sweden (3.0%)
^ Atlas Copco AB A Shares	1,745,478	17,575
^ Sandvik AB	1,354,695	10,097
Svenska
Handelsbanken AB
A Shares	229,577	4,353
^ Oriflame Cosmetics SA	75,000	3,270
Telefonaktiebolaget LM
Ericsson AB Class B	270,288	2,663
		37,958
Switzerland (7.9%)
Nestle SA (Registered)	468,400	17,686
Syngenta AG	70,200	16,333
* UBS AG	1,095,918	13,456
Credit Suisse Group
(Registered)	258,000	11,821
Roche Holdings AG	86,501	11,786
* Compagnie Financiere
Richemont SA	409,477	8,537
Geberit AG	62,840	7,742
ABB Ltd.	295,900	4,672
Zurich Financial Services AG	21,000	3,712
Holcim Ltd. (Registered)	45,150	2,571
Novartis AG (Registered)	62,657	2,551
		100,867
Taiwan (1.0%)
Taiwan Semiconductor
Manufacturing Co., Ltd.	4,689,757	7,697
Chinatrust Financial
Holding	4,818,000	2,894
Compal Electronics Inc.	2,147,580	1,737
		12,328
Turkey (0.5%)
* Turkiye Garanti Bankasi
A.S.	2,586,000	6,913

United Kingdom (16.4%)
	Tesco PLC	4,905,100	28,645
	BG Group PLC	1,164,500	19,610
	Standard Chartered PLC	955,300	17,962
	BHP Billiton PLC	692,700	15,612
	British American Tobacco
	PLC	552,830	15,260
	HSBC Holdings PLC	1,754,406	14,616
	Rolls-Royce Group PLC	1,767,953	10,571
	Vodafone Group PLC	4,319,402	8,401
	AstraZeneca Group PLC	188,000	8,289
*	Cairn Energy PLC	181,301	7,010
	SABMiller PLC	315,000	6,432
	Admiral Group PLC	386,601	5,544
	Rexam PLC	1,089,794	5,122
	Capita Group PLC	416,129	4,906
	The Sage Group PLC	1,508,000	4,431
	Meggitt PLC	1,689,000	4,418
	Rio Tinto PLC	125,018	4,330
*	Signet Jewelers Ltd.	172,000	3,484
	Bunzl PLC	368,200	3,053
	Unilever PLC	122,858	2,887
	Intertek Testing Services
	PLC	159,715	2,747
	GlaxoSmithKline PLC	153,573	2,713
	Morrison Supermarkets
	PLC	638,000	2,492
	Lloyds Banking Group PLC	2,133,792	2,460
	Ultra Electronics Holdings
	PLC	124,086	2,230
	Group 4 Securicor PLC	614,292	2,116
	Victrex PLC	198,853	1,841
	Inchcape PLC	5,221,482	1,635
*	Rio Tinto PLC
	Rights Exp. 07/02/09	65,634	754
			209,571
Total Common Stocks
(Cost $1,427,121)			1,203,283
Temporary Cash Investments (7.9%)[1]
Money Market Fund (7.1%)
3,4	Vanguard Market
	Liquidity Fund, 0.395%	91,181,000	91,181

		Face
		Amount
		($000)
U.S. Government and Agency Obligations (0.8%)
5,6	Federal Home Loan
	Bank 0.471%, 9/29/09	2,000	1,999
5,6	Federal National
	Mortgage Assn.
	0.426%, 9/23/09	8,000	7,996
			9,995
Total Temporary Cash Investments
(Cost $101,170)			101,176
Total Investments (101.9%)
(Cost $1,528,291)			1,304,459
Other Assets and Liabilities (–1.9%)

Other Assets	5,631
Liabilities[4]	(30,533)
(24,902)
Net Assets (100%)
Applicable to 99,612,356 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	1,279,557
Net Asset Value Per Share	$12.85

8

Vanguard International Portfolio

At June 30, 2009, net assets consisted of:
Amount
($000)
Paid-in Capital	1,668,565
Undistributed Net Investment Income	14,464
Accumulated Net Realized Losses	(180,261)
Unrealized Appreciation (Depreciation)
Investment Securities	(223,832)
Futures Contracts	(154)
Foreign Currencies and
Forward Currency Contracts	775
Net Assets	1,279,557

•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
^	Part of security position is on loan to broker-dealers. The total value of securities on loan is $25,242,000.
1

The portfolio invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the portfolio's effective common stock and temporary cash investment positions represent 98.0% and 3.9%, respectively, of net assets.

2	Restricted security represents 0.0% of net assets.
3	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4	Includes $26,834,000 of collateral received for securities on loan.
5	The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.
6	Securities with a value of $9,995,000 have been segregated as initial margin for open futures contracts.

ADR—American Depositary Receipt.

See accompanying Notes, which are an integral part of the Financial Statements.

9

Vanguard International Portfolio

Statement of Operations

Six Months Ended
June 30, 2009
($000)
Investment Income
Income
Dividends[1]	18,894
Interest[2]	225
Security Lending	938
Total Income	20,057
Expenses
Investment Advisory Fees—Note B
Basic Fee	648
Performance Adjustment	212
The Vanguard Group—Note C
Management and Administrative	1,710
Marketing and Distribution	166
Custodian Fees	77
Shareholders' Reports and Proxies	40
Trustees' Fees and Expenses	1
Total Expenses	2,854
Net Investment Income	17,203
Realized Net Gain (Loss)
Investment Securities Sold	(113,033)
Futures Contracts	5,132
Foreign Currencies and
Forward Currency Contracts	(2,810)
Realized Net Gain (Loss)	(110,711)
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	242,457
Futures Contracts	(1,021)
Foreign Currencies and
Forward Currency Contracts	1,950
Change in Unrealized Appreciation
(Depreciation)	243,386
Net Increase (Decrease) in Net Assets
Resulting from Operations	149,878

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2009	2008
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	17,203	48,589
Realized Net Gain (Loss)	(110,711)	(68,841)
Change in Unrealized Appreciation (Depreciation)	243,386	(912,542)

Net Increase (Decrease) in Net Assets Resulting from Operations	149,878	(932,794)
Distributions
Net Investment Income	(47,854)	(42,670)
Realized Capital Gain[3]	—	(149,780)
Total Distributions	(47,854)	(192,450)
Capital Share Transactions
Issued	110,929	297,897
Issued in Lieu of Cash Distributions	47,854	192,450
Redeemed	(94,785)	(374,181)
Net Increase (Decrease) from Capital Share Transactions	63,998	116,166
Total Increase (Decrease)	166,022	(1,009,078)
Net Assets
Beginning of Period	1,113,535	2,122,613
End of Period[4]	1,279,557	1,113,535

1	Dividends are net of foreign withholding taxes of $1,959,000.
2	Interest income from an affiliated company of the portfolio was $129,000.
3	Includes fiscal 2008 short-term gain distributions totaling $18,287,000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
4	Net Assets—End of Period includes undistributed net investment income of $14,464,000 and $45,024,000.

See accompanying Notes, which are an integral part of the Financial Statements.

10

Vanguard International Portfolio

Financial Highlights

	Six
	Months
	Ended
For a Share Outstanding	June 30,	Year Ended December 31,
Throughout Each Period	2009	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$11.81	$23.84	$21.56	$17.37	$15.15	$12.84
Investment Operations
Net Investment Income	.183	.532	.510[1]	.430[1]	.250	.230
Net Realized and Unrealized Gain (Loss)
on Investments	1.377	(10.352)	3.070	4.160	2.190	2.240
Total from Investment Operations	1.560	(9.820)	3.580	4.590	2.440	2.470
Distributions
Dividends from Net Investment Income	(.520)	(.490)	(.400)	(.220)	(.220)	(.160)
Distributions from Realized Capital Gains	—	(1.720)	(.900)	(.180)	—	—
Total Distributions	(.520)	(2.210)	(1.300)	(.400)	(.220)	(.160)
Net Asset Value, End of Period	$12.85	$11.81	$23.84	$21.56	$17.37	$15.15

Total Return	14.15%	–44.87%	17.41%	26.75%	16.31%	19.42%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,280	$1,114	$2,123	$1,562	$840	$557
Ratio of Total Expenses to
Average Net Assets[2]	0.53%[3]	0.46%	0.45%	0.44%	0.41%	0.41%
Ratio of Net Investment Income to
Average Net Assets	3.19%[3]	2.90%	2.23%	2.22%	1.94%	1.99%
Portfolio Turnover Rate	44%[3]	59%	41%	29%	45%	36%

1 Calculated based on average shares outstanding.

2 Includes performance-based investment advisory fee increases (decreases) of 0.04%, 0.03%, 0.01%, 0.01%, (0.01%), and (0.01%).

3 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

11

Vanguard International Portfolio

Notes to Financial Statements

Vanguard Variable Insurance Fund International Portfolio is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts. The portfolio invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of United States corporations.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio's pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the portfolio's pricing time. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the portfolio's pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures and Forward Currency Contracts: The portfolio uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The portfolio may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market.

The portfolio may also enter into forward currency contracts to provide the appropriate currency exposure related to any open futures contracts or to protect the value of securities and related receivables and payables against changes in foreign exchange rates. The primary risk associated with the portfolio's use of these contracts is that a counterparty will fail to fulfill its obligation to pay gains due to the fund under the contracts. Counterparty risk is mitigated by entering into forward currency contracts only with highly rated counterparties, by a master netting arrangement between the portfolio and the counterparty, and by the posting of collateral by the counterparty. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the portfolio’s net assets decline below a certain level, triggering a payment by the portfolio if the portfolio is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the portfolio has posted. Any securities posted as collateral for open contracts are noted in the Statement of Net Assets.

Futures and forward currency contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures or forward currency contracts.

12

Vanguard International Portfolio

4. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio's tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2005–2008) and for the period ended June 30, 2009, and has concluded that no provision for federal income tax is required in the portfolio's financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Security Lending: The portfolio may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Baillie Gifford Overseas Ltd., Schroder Investment Management North America, Inc., and M&G Investment Management Limited each provide investment advisory services to a portion of the portfolio for fees calculated at an annual percentage rate of average net assets managed by the advisor. The basic fees of Baillie Gifford Overseas Ltd. and Schroder Investment Management North America, Inc., are subject to quarterly adjustments based on performance for the preceding three years relative to the Morgan Stanley Capital International Europe, Australasia, Far East Index. The basic fee of M&G Investment Management Limited is subject to quarterly adjustments based on performance since March 31, 2008, relative to the MSCI All Country World Index ex USA.

The Vanguard Group manages the cash reserves of the portfolio on an at-cost basis.

For the six months ended June 30, 2009, the aggregate investment advisory fee represented an effective annual basic rate of 0.12% of the portfolio’s average net assets before an increase of $212,000 (0.04%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At June 30, 2009, the portfolio had contributed capital of $300,000 to Vanguard (included in Other Assets), representing 0.02% of the portfolio's net assets and 0.12% of Vanguard’s capitalization. The portfolio's trustees and officers are also directors and officers of Vanguard.

D. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the portfolio's own assumptions used to determine the fair value of investments).

The following table summarizes the portfolio's investments as of June 30, 2009, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	149,871	1,053,365	47
Temporary Cash Investments	91,181	9,995	—
Futures Contracts—Liabilities[1]	(248)	—	—
Forward Currency Contracts—Assets	637	—	—
Total	241,441	1,063,360	47
1 Represents variation margin on the last day of the reporting period.

13

Vanguard International Portfolio

The following table summarizes changes in investments valued based on Level 3 inputs during the six months ended June 30, 2009:

Investments in
Common Stocks
Amount valued based on Level 3 Inputs	($000)
Balance as of December 31, 2008	36
Change in Unrealized Appreciation (Depreciation)	11
Balance as of June 30, 2009	47

E. At June 30, 2009, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

		Foreign
	Equity	Exchange
	Contracts[1]	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)
Other Assets	—	637	637
Liabilities	(248)	—	(248)
1 Represents variation margin on the last day of the reporting period.

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the six months ended June 30, 2009, were:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	5,132	—	5,132
Forward Currency Contracts	—	(2,901)	(2,901)
Realized Net Gain (Loss) on Derivatives	5,132	(2,901)	2,231

Change in Unrealized Appreciation
(Depreciation) on Derivatives
Futures Contracts	(1,021)	—	(1,021)
Forward Currency Contracts	-—	1,743	1,743
Change in Unrealized Appreciation
(Depreciation) on Derivatives	(1,021)	1,743	722

At June 30, 2009, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

			($000)
		Number of	Aggregate	Unrealized
		Long (Short)	Settlement	Appreciation
Futures Contracts	Expiration	Contracts	Value	(Depreciation)
MSCI Pan-Euro Index	September 2009	1,661	32,314	(212)
Topix Index	September 2009	198	18,972	58

14

Vanguard International Portfolio

At June 30, 2009, the fund had open forward currency contracts to receive and deliver currencies as follows:

					Unrealized
					Appreciation
	Contract Amount (000)				(Depreciation)
Contract Settlement Date		Receive		Deliver	($000)
9/23/09	EUR	23,189	USD	32,520	394
9/16/09	JPY	1,805,417	USD	18,729	243
EUR—Euro.
JPY—Japanese yen.
USD—U.S. dollar.

Unrealized appreciation (depreciation) on open forward currency contracts is treated as realized gain (loss) for tax purposes.

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended June 30, 2009, the portfolio realized net foreign currency gains of $91,000, which increased distributable net income for tax purposes; accordingly, such gains have been reclassified from accumulated net realized losses to undistributed net investment income.

The portfolio's tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at December 31, 2008, the portfolio had available realized losses of $70,422,000 to offset future net capital gains of $28,902,000 through December 31, 2016 and $41,520,000 through December 31, 2017. The portfolio will use these capital losses to offset net taxable capital gains, if any, realized during the year ending December 31, 2009; should the portfolio realize net capital losses for the year, the losses will be added to the loss carryforward balances above.

At June 30, 2009, the cost of investment securities for tax purposes was $1,528,291,000. Net unrealized depreciation of investment securities for tax purposes was $223,832,000, consisting of unrealized gains of $89,197,000 on securities that had risen in value since their purchase and $313,029,000 in unrealized losses on securities that had fallen in value since their purchase.

The portfolio had net unrealized foreign currency gains of $138,000 resulting from the translation of other assets and liabilities at June 30, 2009.

G. During the six months ended June 30, 2009, the portfolio purchased $252,083,000 of investment securities and sold $229,451,000 of investment securities, other than temporary cash investments.

H. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	June 30, 2009	December 31, 2008
	Shares	Shares
	(000)	(000)
Issued	9,530	17,818
Issued in Lieu of Cash Distributions	4,519	9,829
Redeemed	(8,763)	(22,366)

Net Increase (Decrease) in Shares Outstanding	5,286	5,281

I. In preparing the financial statements as of June 30, 2009, management considered the impact of subsequent events occurring through August 5, 2009, for potential recognition or disclosure in these financial statements.

15

Vanguard International Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended June 30, 2009
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
International Portfolio	12/31/2008	6/30/2009	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,141.49	$2.81
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.17	2.66
1

The calculations are based on expenses incurred in the most recent six-month period. The portfolio's annualized six-month expense ratio for that period is 0.53%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

16

Vanguard International Portfolio

Trustees Approve Advisory Agreements

The board of trustees of Vanguard Variable Insurance Fund International Portfolio has renewed the portfolio’s investment advisory agreements with Schroder Investment Management North America Inc. (Schroder Inc.), Baillie Gifford Overseas Ltd. (Baillie Gifford), and M&G Investment Management Limited (M&G), as well as the sub-advisory agreement with Schroder Investment Management North America Ltd. (Schroder Ltd.). The board determined that the retention of the advisors was in the best interests of the portfolio and its shareholders.

The board based its decisions upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the agreements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the portfolio’s investment management over both the short and long term, and took into account the organizational depth and stability of each firm. The board noted the following:

Schroder Investment Management North America Inc. Schroder Inc. is a subsidiary of Schroders plc, a firm founded more than 200 years ago, with investment management experience dating back to 1926. The firm has advised the portfolio since its inception in 1994. The advisor employs a sound process, selecting attractive growth stocks from developed and emerging markets outside the United States. Stocks are selected using a bottom-up approach, supported by Schroders’ worldwide network of analysts, economists, and strategists.

Baillie Gifford Overseas Ltd. Baillie Gifford, a unit of Baillie Gifford & Co., founded in 1908, is among the largest independently owned investment management firms in the United Kingdom. The firm has advised a portion of the portfolio since 2003. The advisor employs a sound process, which builds a diversified portfolio of high-quality, non-U.S. growth stocks from developed and emerging markets. Stocks are selected using fundamental research conducted by Baillie Gifford’s Edinburgh-based analysts.

M&G Investment Management Limited. M&G, founded in 1931, is based in London, England, and specializes in managing equity and fixed income portfolios for both institutional and retail clients worldwide. The firm has advised a portion of the portfolio since February 2008. The advisor employs a sound process, which builds a diversified portfolio of high-quality, non-U.S. growth stocks from developed and emerging markets. The advisor’s global equity team conducts intensive fundamental analysis on companies, including regular company visits.

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted the continuation of the advisory agreements.

Investment performance

The board considered the short- and long-term performance of the portfolio, including any periods of outperformance or underperformance of a relevant benchmark and peer group. The board concluded that Schroder, Baillie Gifford, and M&G have carried out the portfolio’s investment strategy in disciplined fashion, and the portfolio has performed in line with expectations. Information about the portfolio’s most recent performance can be found on the Performance Summary page for this portfolio.

Cost

The board concluded that the portfolio’s expense ratio was well below the average expense ratio charged by funds in its peer group. The board noted that the portfolio’s advisory fee rate was also well below the peer-group average. Information about the portfolio’s expense ratio appears on the About Your Portfolio’s Expenses page as well as in the Financial Statements pages.

The board did not consider profitability of the advisors in determining whether to approve the advisory fees, because the firms are independent of Vanguard, and the advisory fees are the result of arm’s length negotiations.

The benefit of economies of scale

The board concluded that the portfolio realizes economies of scale that are built into the advisory fee rates negotiated with each advisor without any need for asset-level breakpoints. The advisory fee rates are very low relative to the average rate paid by funds in the portfolio’s peer group.

The board will consider whether to renew the advisory agreements again after a one-year period.

17

Vanguard® Mid-Cap Index Portfolio

Reflecting the broad-based springtime rally in stocks, the Mid-Cap Index Portfolio returned about 8% for the six months ended June 30, 2009. The portfolio closely tracked its target index, the MSCI US Mid Cap 450 Index. Mid-cap stocks outperformed small-cap stocks and large-cap stocks for the period.

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Information technology stocks power a market rally

Turmoil was the markets’ theme for the first two months of 2009. Stocks continued to fall as the financial crisis that gripped most of the world in 2008 continued. In March, however, the markets shifted course, and some relief and recovery took hold. Investors were heartened by small signs that the economy was improving and began to move money back into stocks.

Eight of the ten sectors in the index advanced in the half-year, as the spring rally more than made up for losses earlier in the period. Information technology, one of the index’s largest sectors, made the largest contribution to return. Corporations that had cut their budgets during 2008 began to spend again on hardware, software, and communications equipment. Sharpened demand for computers and LCD televisions sent stocks in the electronic component subsector higher.

Signs of renewed demand also benefited the consumer discretionary sector. Although the personal savings rate has risen and consumer confidence remains weak, Americans have been trickling back to the malls. The energy sector rose behind a rally in oil prices, which drew investors to the stocks of energy equipment and services companies. Exports to China boosted the materials sector, which posted strong gains despite the tepid U.S. economy. Health care, consumer staples, and telecommunication services also notched double-digit returns, while the industrial sector returned about 5%.

The decline in the financial sector, the index’s largest, hurt the portfolio’s return. Despite pockets of improvement in investment banks and brokerage firms, the freeze in credit markets continued to hamper commercial banks, thrifts, mortgage companies, and insurers. Utilities also finished in negative territory.

Market volatility underscores the need for a long-term view

Investors had every right to feel discouraged or frustrated as the stock market’s steep losses in 2008 mounted further in the first two months of 2009. The recovery that began over the past four months of the period provided an encouraging reminder that equities still have a place in a diversified portfolio, although the financial markets face a long road back to their highs of less than two years ago.

Of course, nobody knows which direction the market will turn in the short term. However, if history is any guide, stocks can continue to serve investors who take a long-term view. Vanguard encourages you to build and maintain a portfolio of stock funds, bond funds, and short-term reserves that best suits your time horizon and appetite for risk. With its low costs, broad diversification, and historically close tracking of the U.S. mid-cap equity market, the Mid-Cap Index Portfolio can play an important part in your investment program.

A word on expenses

In the table below, you’ll note our estimated expense ratio for fiscal 2009 and, in the footnote, the actual expense ratio for the first half of the fiscal year. Both figures are up significantly from fiscal 2008. As the value of portfolio assets has declined, the portfolio’s fixed expenses are expected to account for a higher percentage of portfolio assets.

Total Returns
Six Months Ended
June 30, 2009
Vanguard Mid-Cap Index Portfolio	8.37%
MSCI® US Mid Cap 450 Index	8.36
Average Mid-Cap Core Fund[1]	9.21

Expense Ratios[2]
Your Portfolio Compared With Its Peer Group
		Average
		Mid-Cap
	Portfolio	Core Fund
Mid-Cap Index Portfolio	0.30%	1.30%

1	Derived from data provided by Lipper Inc.
2

The portfolio expense ratio shown is from the prospectus dated April 29, 2009, and represents estimated costs for the current fiscal year based on the portfolio’s net assets as of the prospectus date. For the six months ended June 30, 2009, the annualized expense ratio was 0.30%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2008.

1

Vanguard Mid-Cap Index Portfolio

Portfolio Profile

As of June 30, 2009

Portfolio Characteristics
		Target	Broad
	Portfolio	Index[1]	Index[2]
Number of Stocks	457	454	4,399
Median Market Cap	$3.7B	$3.7B	$24.2B
Price/Earnings Ratio	25.4x	25.2x	18.6x
Price/Book Ratio	1.7x	1.7x	1.9x
Yield[3]	1.5%	1.7%	2.2%
Return on Equity	15.9%	15.9%	19.7%
Earnings Growth Rate	12.4%	12.4%	13.5%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate[4]	45%	—	—
Expense Ratio[5]	0.30%	—	—
Short-Term Reserves	0.3%	—	—

Sector Diversification (% of equity exposure)
		Target	Broad
	Portfolio	Index[1]	Index[2]
Consumer Discretionary	14.6%	14.5%	9.7%
Consumer Staples	4.7	4.7	10.4
Energy	8.0	8.0	11.8
Financials	17.1	16.9	15.0
Health Care	11.0	11.0	13.6
Industrials	13.0	12.9	10.3
Information Technology	15.6	15.6	18.2
Materials	6.9	6.9	3.6
Telecommunication
Services	1.9	2.3	3.2
Utilities	7.2	7.2	4.2

Ten Largest Holdings[6] (% of total net assets)

Bunge Ltd.	agricultural products	0.5%
Fiserv, Inc.	data processing and
	outsourced services	0.5
Life Technologies Corp.	life sciences tools
	and services	0.5
Intercontinental-
Exchange Inc.	specialized finance	0.5
Computer Sciences Corp.	data processing and
	outsourced services	0.5
Rockwell Collins, Inc.	aerospace and
	defense	0.5
Range Resources Corp.	oil and gas
	exploration
	and production	0.5
El Paso Corp.	oil and gas storage
	and transportation	0.5
McAfee Inc.	systems software	0.5
Intuitive Surgical, Inc.	health care
	equipment	0.5
Top Ten		5.0%

Volatility Measures
	Portfolio Versus	Portfolio Versus
	Target Index[1]	Broad Index[2]
R-Squared	1.00	0.95
Beta	1.00	1.14

Investment Focus

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Equity Exposure. A measure that reflects a portfolio’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

1	MSCI US Mid Cap 450 Index.
2	Dow Jones U.S. Total Stock Market Index.
3	30-day SEC yield for the portfolio; annualized dividend yield for the indexes.
4	Annualized.
5

The expense ratio shown is from the prospectus dated April 29, 2009, and represents estimated costs for the current fiscal year based on the portfolio’s net assets as of the prospectus date. For the six months ended June 30, 2009, the annualized expense ratio was 0.30%.

6	The holdings listed exclude any temporary cash investments and equity index products.

2

Vanguard Mid-Cap Index Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Fiscal-Year Total Returns (%): February 9, 1999–June 30, 2009

Average Annual Total Returns: Periods Ended June 30, 2009

	Inception Date	One Year	Five Years	Ten Years
Mid-Cap Index Portfolio	2/9/1999	–31.56%	–0.26%	4.20%

1	Six months ended June 30, 2009.
2	S&P MidCap 400 Index until May 16, 2003; MSCI US Mid Cap 450 Index thereafter.

Note: See Financial Highlights table for dividend and capital gains information.

3

Vanguard Mid-Cap Index Portfolio

Financial Statements (unaudited)

Statement of Net Assets

As of June 30, 2009

The portfolio provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.8%)[1]
Consumer Discretionary (14.6%)
	H & R Block, Inc.	122,627	2,113
	Mattel, Inc.	129,450	2,078
	Genuine Parts Co.	57,733	1,938
*	O’Reilly Automotive, Inc.	48,789	1,858
	Ross Stores, Inc.	46,864	1,809
	Cablevision Systems
	NY Group Class A	87,728	1,703
	International Game
	Technology	106,890	1,700
	Tim Hortons, Inc.	65,684	1,612
*	Priceline.com, Inc.	14,069	1,569
	Darden Restaurants Inc.	47,104	1,553
	Starwood Hotels &
	Resorts Worldwide, Inc.	66,198	1,470
	BorgWarner, Inc.	41,748	1,426
	Advance Auto Parts, Inc.	34,357	1,425
*	ITT Educational Services, Inc.	14,013	1,411
*	Dollar Tree, Inc.	32,884	1,384
	Harley-Davidson, Inc.	84,535	1,370
	Family Dollar Stores, Inc.	48,113	1,362
*	GameStop Corp. Class A	56,409	1,242
	Limited Brands, Inc.	99,226	1,188
*	CarMax, Inc.	79,786	1,173
	DeVry, Inc.	23,340	1,168
	Nordstrom, Inc.	58,518	1,164
	Whirlpool Corp.	26,591	1,132
	Tiffany & Co.	44,532	1,129
	Strayer Education, Inc.	5,094	1,111
	Hasbro, Inc.	45,363	1,100
*	Discovery
	Communications Inc.
	Class A	48,481	1,093
	Polo Ralph Lauren Corp.	20,220	1,083
*	Expedia, Inc.	71,124	1,075

*	Discovery
	Communications Inc.
	Class C	50,961	1,046
	Newell Rubbermaid, Inc.	100,061	1,042
*	Liberty Media Corp.
	-Interactive Series A	204,376	1,024
	PetSmart, Inc.	45,989	987
	D. R. Horton, Inc.	103,059	965
*	Urban Outfitters, Inc.	45,531	950
	American Eagle
	Outfitters, Inc.	67,033	950
	Virgin Media Inc.	100,517	940
*	Wynn Resorts Ltd.	26,425	933
*	The Goodyear Tire &
	Rubber Co.	82,841	933
	Scripps Networks Interactive	32,229	897
	Autoliv, Inc.	30,257	870
	The Stanley Works	25,682	869
*	Interpublic Group of
	Cos., Inc.	171,751	867
*	Toll Brothers, Inc.	49,477	840
*	NVR, Inc.	1,651	829
	Leggett & Platt, Inc.	53,804	819
	Abercrombie & Fitch Co.	31,476	799
	Wyndham Worldwide Corp.	63,964	775
	Washington Post Co.
	Class B	2,190	771
*	Mohawk Industries, Inc.	21,058	751
*	LKQ Corp.	45,525	749
*	Netflix.com, Inc.	18,069	747
*	AutoNation, Inc.	41,581	721
	Pulte Homes, Inc.	79,300	700
*	Penn National Gaming, Inc.	24,027	699
	Royal Caribbean
	Cruises, Ltd.	50,088	678
*	Marvel Entertainment, Inc.	18,639	663
	Brinker International, Inc.	36,770	626
	Black & Decker Corp.	21,761	624
	Burger King Holdings Inc.	33,955	586
	Foot Locker, Inc.	55,857	585
	Wendy’s/Arby’s Group, Inc.	144,081	576
*	MGM Mirage, Inc.	83,132	531
	Guess ?, Inc.	20,378	525
*	Chipotle Mexican Grill, Inc.
	Class B	6,698	467
	Harman International
	Industries, Inc.	23,703	446
*	Chipotle Mexican Grill, Inc.	5,205	416
	WABCO Holdings Inc.	23,038	408
	Lennar Corp. Class A	41,772	405

*	Lamar Advertising Co.
	Class A	26,066	398
	Centex Corp.	44,821	379
	Weight Watchers
	International, Inc.	12,468	321
	Eastman Kodak Co.	97,929	290
*	Clear Channel Outdoor
	Holdings, Inc. Class A	15,219	81
	Lennar Corp. Class B	4,820	37
*	Krispy Kreme
	Doughnuts, Inc.
	Warrants Exp. 3/2/12	570	—
			72,954
Consumer Staples (4.7%)
	Bunge Ltd.	44,058	2,655
	J.M. Smucker Co.	42,905	2,088
*	Dr. Pepper Snapple
	Group, Inc.	91,810	1,945
	McCormick & Co., Inc.	42,644	1,387
	Church & Dwight, Inc.	25,376	1,378
	Tyson Foods, Inc.	106,004	1,337
	The Estee Lauder Cos. Inc.
	Class A	40,846	1,334
*	Dean Foods Co.	65,264	1,252
*	Ralcorp Holdings, Inc.	20,500	1,249
*	Energizer Holdings, Inc.	23,326	1,219
	SUPERVALU Inc.	76,539	991
	Whole Foods Market, Inc.	50,863	965
	Hormel Foods Corp.	26,753	924
*	Constellation Brands, Inc.
	Class A	70,477	894
*	Hansen Natural Corp.	28,452	877
	Alberto-Culver Co.	31,945	812
	Flowers Foods, Inc.	30,104	658
*	Smithfield Foods, Inc.	46,621	651
	PepsiAmericas, Inc.	22,940	615
*	Mead Johnson Nutrition Co.	11,858	377
			23,608
Energy (8.0%)
	Range Resources Corp.	56,564	2,342
	El Paso Corp.	252,753	2,333
*	Cameron International Corp.	78,602	2,225
	CONSOL Energy, Inc.	65,423	2,222
*	Petrohawk Energy Corp.	99,120	2,210
	ENSCO International, Inc.	51,427	1,793
*	FMC Technologies Inc.	45,287	1,702
*	Nabors Industries, Inc.	103,142	1,607
*	Pride International, Inc.	62,834	1,575
*	Newfield Exploration Co.	47,853	1,563
	BJ Services Co.	105,860	1,443
*	Denbury Resources, Inc.	89,562	1,319
*	Plains Exploration &
	Production Co.	43,435	1,188

*	Kinder Morgan
	Management, LLC	26,052	1,177
	Helmerich & Payne, Inc.	38,089	1,176
	Cabot Oil & Gas Corp.	37,411	1,146
	Pioneer Natural
	Resources Co.	41,793	1,066
	Sunoco, Inc.	42,273	981
*	Oceaneering
	International, Inc.	19,762	893
	Cimarex Energy Co.	30,132	854
*	EXCO Resources, Inc.	64,634	835
	Tidewater Inc.	18,664	800
	Arch Coal, Inc.	51,625	794
	Rowan Cos., Inc.	40,882	790
*	Dresser Rand Group, Inc.	29,671	774
	Patterson-UTI Energy, Inc.	55,322	712
*	Alpha Natural
	Resources, Inc.	25,683	675
	Tesoro Corp.	49,806	634
	Massey Energy Co.	30,923	604
*	Forest Oil Corp.	37,675	562
	Frontier Oil Corp.	37,473	491
*	Quicksilver Resources, Inc.	42,555	395
*	SandRidge Energy, Inc.	45,808	390
*	Exterran Holdings, Inc.	21,319	342
*	Continental Resources, Inc.	12,150	337
*	CNX Gas Corp.	11,039	290
			40,240

4

Vanguard Mid-Cap Index Portfolio

			Market
			Value•
		Shares	($000)
Financials (16.9%)
*	Intercontinental-
	Exchange Inc.	22,358	2,554
	HCP, Inc. REIT	98,597	2,089
	Unum Group	119,850	1,901
	People’s United
	Financial Inc.	125,893	1,893
	Fifth Third Bancorp	262,520	1,864
	Lincoln National Corp.	107,141	1,844
	Host Hotels & Resorts Inc.
	REIT	214,374	1,799
	Plum Creek Timber Co. Inc.
	REIT	60,161	1,792
	Discover Financial Services	173,992	1,787
*	SLM Corp.	169,340	1,739
	Ventas, Inc. REIT	56,630	1,691
	Avalonbay
	Communities, Inc. REIT	28,949	1,619
	Regions Financial Corp.	396,790	1,603
	Everest Re Group, Ltd.	22,232	1,591
	Willis Group Holdings Ltd.	60,211	1,549
	The Hartford Financial
	Services Group Inc.	117,889	1,399
	XL Capital Ltd. Class A	119,893	1,374
	Health Care Inc. REIT	39,353	1,342
	KeyCorp	255,026	1,336
	PartnerRe Ltd.	20,437	1,327
	Axis Capital Holdings Ltd.	48,790	1,277
	New York Community
	Bancorp, Inc.	118,702	1,269
	Kimco Realty Corp. REIT	124,873	1,255
	Legg Mason Inc.	51,350	1,252
	Cincinnati Financial Corp.	55,811	1,247
	ProLogis REIT	152,133	1,226
	Comerica, Inc.	54,826	1,160
	Torchmark Corp.	30,770	1,140
	W.R. Berkley Corp.	52,690	1,131
	Federal Realty
	Investment Trust REIT	21,407	1,103
*	Nasdaq OMX Group, Inc.	50,815	1,083
	Fidelity National
	Financial, Inc. Class A	79,894	1,081
	Eaton Vance Corp.	39,649	1,061
	RenaissanceRe
	Holdings Ltd.	22,273	1,037
	Rayonier Inc. REIT	28,496	1,036
	Assurant, Inc.	42,437	1,022
	HCC Insurance
	Holdings, Inc.	41,495	996

	Regency Centers Corp.
	REIT	28,453	993
	Nationwide Health
	Properties, Inc. REIT	37,016	953
	AMB Property Corp. REIT	50,581	951
*	Markel Corp.	3,374	951
	Digital Realty Trust, Inc. REIT	26,031	933
	First Horizon National Corp.	77,488	930
	Reinsurance Group of
	America, Inc.	26,299	918
*	Arch Capital Group Ltd.	15,376	901
	Cullen/Frost Bankers, Inc.	19,369	893
*	The St. Joe Co.	33,513	888
	SEI Investments Co.	48,371	873
	Brown & Brown, Inc.	43,485	867
*	Affiliated Managers
	Group, Inc.	14,872	865
	Old Republic
	International Corp.	84,945	837
	Transatlantic Holdings, Inc.	19,198	832
	Realty Income Corp. REIT	37,797	829
	Liberty Property Trust REIT	35,716	823
	Huntington Bancshares Inc.	196,471	821
	Federated Investors, Inc.	33,306	802
*	Jefferies Group, Inc.	35,503	757
	Commerce Bancshares, Inc.	23,310	742
	First American Corp.	28,542	740
*	CB Richard Ellis Group, Inc.	78,442	734
	Duke Realty Corp. REIT	77,187	677
	White Mountains
	Insurance Group Inc.	2,883	660
	Camden Property Trust REIT	23,588	651
	Janus Capital Group Inc.	57,004	650
	Raymond James
	Financial, Inc.	35,288	607
	American Financial
	Group, Inc.	27,078	584
	Marshall & Ilsley Corp.	120,879	580
	City National Corp.	15,696	578
	Weingarten Realty Investors
	REIT	39,419	572
	TCF Financial Corp.	41,511	555
	UDR, Inc. REIT	53,692	555
	Associated Banc-Corp.	43,820	548
	The Macerich Co. REIT	28,243	497
	Hospitality Properties Trust
	REIT	40,226	478
	Zions Bancorp	39,465	456
	Greenhill & Co., Inc.	5,633	407
	TFS Financial Corp.	34,041	362
	Mercury General Corp.	9,879	330
	BOK Financial Corp.	8,467	319
	Capitol Federal Financial	8,049	309

	Synovus Financial Corp.	102,492	307
	Odyssey Re Holdings Corp.	7,575	303
	Validus Holdings, Ltd.	12,887	283
			84,570
Health Care (11.0%)
*	Life Technologies Corp.	62,815	2,621
*	Intuitive Surgical, Inc.	14,201	2,324
*	Hospira, Inc.	57,702	2,223
*	Vertex Pharmaceuticals, Inc.	58,361	2,080
*	Humana Inc.	61,080	1,970
	AmerisourceBergen Corp.	110,216	1,955
*	DaVita, Inc.	37,533	1,856
*	Waters Corp.	35,603	1,832
*	Illumina, Inc.	43,829	1,707
*	Varian Medical Systems, Inc.	45,018	1,582
	DENTSPLY International Inc.	51,195	1,562
*	Cerner Corp.	24,973	1,556
*	Henry Schein, Inc.	32,308	1,549
*	Cephalon, Inc.	26,739	1,515
*	Mylan Inc.	110,412	1,441
*	Millipore Corp.	19,996	1,404
*	Edwards Lifesciences Corp.	20,156	1,371
*	Hologic, Inc.	92,933	1,322
	Beckman Coulter, Inc.	22,847	1,305
*	Myriad Genetics, Inc.	34,358	1,225
*	Alexion Pharmaceuticals, Inc.	29,588	1,217
*	Watson Pharmaceuticals, Inc.	35,960	1,211
*	Covance, Inc.	22,905	1,127
*	ResMed Inc.	27,444	1,118
	Omnicare, Inc.	42,860	1,104
*	Coventry Health Care Inc.	53,943	1,009
*	IDEXX Laboratories, Inc.	21,402	989
*	Inverness Medical
	Innovations, Inc.	26,833	955
*	Mettler-Toledo
	International Inc.	12,144	937
	Pharmaceutical Product
	Development, Inc.	38,265	889
*	King Pharmaceuticals, Inc.	89,095	858
*	Community Health
	Systems, Inc.	33,129	837
	IMS Health, Inc.	65,627	833
	Techne Corp.	12,894	823
*	Gen-Probe Inc.	18,963	815
*	Charles River
	Laboratories, Inc.	24,113	814
	Perrigo Co. (U.S.Shares)	28,288	786
*	Endo Pharmaceuticals
	Holdings, Inc.	42,237	757
*	Patterson Companies, Inc.	32,974	716
*	Amylin Pharmaceuticals, Inc.	49,799	672
*	Lincare Holdings, Inc.	26,839	631
*	Health Net Inc.	37,360	581

*	Kinetic Concepts, Inc.	19,216	524
*	Warner Chilcott Ltd.	36,158	475
*	Abraxis BioScience	2,810	104
*	Myriad Pharmaceuticals Inc.	8,673	40
			55,222
Industrials (13.0%)
	Rockwell Collins, Inc.	57,240	2,389
	Goodrich Corp.	44,830	2,240
	Dover Corp.	67,398	2,230
*	Iron Mountain, Inc.	65,691	1,889
	W.W. Grainger, Inc.	23,031	1,886
	Cooper Industries, Inc.
	Class A	60,568	1,881
*	Jacobs Engineering
	Group Inc.	44,547	1,875
*	McDermott
	International, Inc.	82,616	1,678
	Rockwell Automation, Inc.	51,298	1,648
*	Quanta Services, Inc.	71,124	1,645
	Pitney Bowes, Inc.	74,640	1,637
	Fastenal Co.	48,359	1,604
	The Dun & Bradstreet Corp.	19,330	1,570
*	Stericycle, Inc.	29,337	1,512
*	URS Corp.	30,147	1,493
	Roper Industries Inc.	32,477	1,471
*	Delta Air Lines Inc.	253,119	1,465
	Flowserve Corp.	20,253	1,414
	AMETEK, Inc.	38,662	1,337
	Joy Global Inc.	36,885	1,317
	Masco Corp.	130,254	1,248
	Robert Half International, Inc.	52,027	1,229
	Manpower Inc.	28,360	1,201
	Equifax, Inc.	45,747	1,194
	Cintas Corp.	49,728	1,136
	Pall Corp.	42,721	1,135
*	Foster Wheeler AG	45,711	1,086
	KBR Inc.	58,651	1,081
*	Navistar International Corp.	23,200	1,011
*	Alliant Techsystems, Inc.	11,836	975
	J.B. Hunt Transport
	Services, Inc.	31,902	974
*	Aecom Technology Corp.	30,391	972
*	AGCO Corp.	33,225	966
	SPX Corp.	19,693	964
*	IHS Inc. Class A	18,767	936
*	FTI Consulting, Inc.	18,320	929
	Textron, Inc.	95,917	926
	Donaldson Co., Inc.	26,445	916
*	Copart, Inc.	25,666	890
	Avery Dennison Corp.	34,580	888
	Pentair, Inc.	33,766	865
	R.R. Donnelley & Sons Co.	74,171	862

5

Vanguard Mid-Cap Index Portfolio

			Market
			Value•
		Shares	($000)
*	Shaw Group, Inc.	30,239	829
	Harsco Corp.	29,007	821
	Bucyrus International, Inc.	27,052	773
*	Covanta Holding Corp.	44,573	756
	MSC Industrial
	Direct Co., Inc. Class A	15,890	564
	Ryder System, Inc.	20,127	562
*	Kansas City Southern	32,949	531
*	Hertz Global Holdings Inc.	65,100	520
*	Spirit Aerosystems
	Holdings Inc.	37,176	511
*, ^	SunPower Corp. Class A	19,127	509
*	Monster Worldwide Inc.	42,160	498
*	Terex Corp.	37,979	458
*	AMR Corp.	100,571	404
*	SunPower Corp. Class B	15,067	361
*	Owens Corning Inc.	27,391	350
			65,012
Information Technology (15.6%)
*	Fiserv, Inc.	57,988	2,650
*	Computer Sciences Corp.	54,833	2,429
*	McAfee Inc.	55,288	2,333
*	BMC Software, Inc.	66,901	2,261
*	Marvell Technology
	Group Ltd.	188,593	2,195
*	Western Digital Corp.	80,638	2,137
*	Citrix Systems, Inc.	65,775	2,098
	Xilinx, Inc.	99,155	2,029
	Amphenol Corp. Class A	62,041	1,963
	Linear Technology Corp.	80,310	1,875
	Seagate Technology	177,418	1,856
	Maxim Integrated
	Products, Inc.	110,067	1,727
	Altera Corp.	105,934	1,725
	KLA-Tencor Corp.	61,581	1,555
*	Autodesk, Inc.	81,885	1,554
*	Micron Technology, Inc.	303,549	1,536
*	salesforce.com, inc.	39,739	1,517
*	Teradata Corp.	63,669	1,492
	Microchip Technology, Inc.	65,934	1,487
*	Affiliated Computer
	Services, Inc. Class A	32,824	1,458
*	MEMC Electronic
	Materials, Inc.	81,019	1,443
*	Red Hat, Inc.	68,802	1,385
	Fidelity National Information
	Services, Inc.	68,854	1,374
	Harris Corp.	48,389	1,372

*	SAIC, Inc.	73,395	1,361
*	VeriSign, Inc.	69,296	1,281
*	Flextronics International Ltd.	293,322	1,206
*	SanDisk Corp.	81,819	1,202
*	LAM Research Corp.	45,437	1,181
*	Akamai Technologies, Inc.	61,273	1,175
*	Avnet, Inc.	54,635	1,149
*	FLIR Systems, Inc.	50,269	1,134
	Global Payments Inc.	29,088	1,090
*	LSI Corp.	233,131	1,063
	National
	Semiconductor Corp.	82,973	1,041
*	ANSYS, Inc.	32,472	1,012
*	Synopsys, Inc.	51,363	1,002
*	Equinix, Inc.	13,658	993
*	Alliance Data Systems Corp.	23,366	962
	Lender Processing
	Services, Inc.	34,470	957
*	Ingram Micro, Inc. Class A	53,628	938

*	Sybase, Inc.	29,343	920
*	Arrow Electronics, Inc.	43,150	917
*	Hewitt Associates, Inc.	30,526	909
*	Nuance
	Communications, Inc.	71,505	864
*	Advanced Micro
	Devices, Inc.	219,358	849
*	Trimble Navigation Ltd.	43,183	848
*	Cree, Inc.	28,830	847
*	Metavante Technologies	32,531	841
	Broadridge Financial
	Solutions LLC	50,712	841
	Total System Services, Inc.	60,581	811
	FactSet Research
	Systems Inc.	16,202	808
*	Tellabs, Inc.	136,301	781
*	Dolby Laboratories Inc.	18,915	705
*	NCR Corp.	57,199	677
*	Novellus Systems, Inc.	35,377	591
	Intersil Corp.	44,296	557
*	IAC/InterActiveCorp	34,457	553
*	Cadence Design
	Systems, Inc.	92,478	546
*	DST Systems, Inc.	14,406	532
	Molex, Inc.	32,988	513
	Jabil Circuit, Inc.	65,490	486
*	Lexmark International, Inc.	28,203	447
	Molex, Inc. Class A	16,068	231
			78,272
Materials (6.9%)
	Sigma-Aldrich Corp.	44,203	2,191
	Vulcan Materials Co.	44,174	1,904
	United States Steel Corp.	50,631	1,809

*	Owens-Illinois, Inc.	60,473	1,694
	Ball Corp.	32,332	1,460
*	Crown Holdings, Inc.	57,579	1,390
	CF Industries Holdings, Inc.	16,599	1,231
	Celanese Corp. Series A	51,802	1,230
	FMC Corp.	24,959	1,181
	Martin Marietta
	Materials, Inc.	14,965	1,180
	Lubrizol Corp.	24,332	1,151
	Cliffs Natural Resources Inc.	46,706	1,143
	Allegheny Technologies Inc.	31,814	1,111
	Airgas, Inc.	26,473	1,073
	Sealed Air Corp.	57,205	1,055
*	Pactiv Corp.	47,531	1,031
	MeadWestvaco Corp.	61,789	1,014
	Steel Dynamics, Inc.	68,412	1,008
	Eastman Chemical Co.	26,275	996
	International Flavors &
	Fragrances, Inc.	28,435	930
	Reliance Steel &
	Aluminum Co.	23,876	917
	Bemis Co., Inc.	36,055	909
	Terra Industries, Inc.	35,953	871
	Sonoco Products Co.	36,066	864
	Nalco Holding Co.	49,659	836
	Valspar Corp.	34,331	773
	AK Steel Holding Corp.	40,075	769
	Walter Industries, Inc.	19,669	713
	Albemarle Corp.	26,382	675
	Commercial Metals Co.	40,617	651
	Scotts Miracle-Gro Co.	16,623	583
	Titanium Metals Corp.	42,896	394
			34,737
Telecommunication Services (1.9%)
	Windstream Corp.	159,821	1,336
*	MetroPCS
	Communications Inc.	89,017	1,185
*	NII Holdings Inc.	59,996	1,144
	Embarq Corp.	24,281	1,021
*	SBA Communications Corp.	38,111	935
*	Level 3
	Communications, Inc.	582,217	879
	Frontier
	Communications Corp.	112,510	803
*	Leap Wireless
	International, Inc.	22,337	736
	Telephone &
	Data Systems, Inc.	22,238	629
	Telephone &
	Data Systems, Inc.
	- Special Common Shares	14,085	366
*	U.S. Cellular Corp.	6,888	265
	CenturyTel, Inc.	6,019	185
			9,484

Utilities (7.2%)
*	NRG Energy, Inc.	85,528	2,220
	Questar Corp.	62,799	1,951
	DTE Energy Co.	59,087	1,891
	Wisconsin Energy Corp.	42,362	1,725
	EQT Corp.	45,016	1,571
	Allegheny Energy, Inc.	61,154	1,569
	Northeast Utilities	62,376	1,392
*	Calpine Corp.	124,283	1,386
	CenterPoint Energy Inc.	119,437	1,323
	SCANA Corp.	40,574	1,317
	NSTAR	38,623	1,240
	MDU Resources Group, Inc.	63,132	1,198
	NiSource, Inc.	99,211	1,157
	Pinnacle West Capital Corp.	36,541	1,102
	ONEOK, Inc.	36,224	1,068
	Pepco Holdings, Inc.	78,141	1,050
	Alliant Energy Corp.	39,994	1,045
	UGI Corp. Holding Co.	39,098	997
	CMS Energy Corp.	81,909	989
	Energen Corp.	24,654	984
	OGE Energy Corp.	34,323	972
	DPL Inc.	41,922	971
	National Fuel Gas Co.	25,881	934
	NV Energy Inc.	84,636	913
*	Mirant Corp.	56,487	889
	Aqua America, Inc.	48,882	875
	TECO Energy, Inc.	73,105	872
	Integrys Energy Group, Inc.	27,669	830
	American Water
	Works Co., Inc.	34,615	661
*	RRI Energy, Inc.	126,176	632
*	Dynegy, Inc.	181,474	412
			36,136
Total Common Stocks
(Cost $720,214)			500,235

6

Vanguard Mid-Cap Index Portfolio

		Market
		Value•
	Shares	($000)
Temporary Cash Investments (0.4%)[1]
Money Market Fund (0.3%)
2,3 Vanguard Market
Liquidity Fund, 0.395%	1,296,000	1,296

	Face
	Amount
	($000)
U.S. Government and Agency Obligations (0.1%)
4,5 Federal Home Loan
Mortgage Corp.
0.210%, 9/28/09	500	500
Total Temporary Cash Investments
(Cost $1,796)		1,796
Total Investments (100.2%)
(Cost $722,010)		502,031
Other Assets and Liabilities (–0.2%)
Other Assets		3,429
Liabilities[3]		(4,184)
		(755)
Net Assets (100%)
Applicable to 54,032,196 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		501,276
Net Asset Value Per Share		$9.28

At June 30, 2009, net assets consisted of:
Amount
($000)
Paid-in Capital	766,980
Undistributed Net Investment Income	1,326
Accumulated Net Realized Losses	(47,035)
Unrealized Appreciation (Depreciation)
Investment Securities	(219,979)
Futures Contracts	(16)
Net Assets	501,276

•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
^	Part of security position is on loan to broker-dealers. The total value of securities on loan is $269,000.
1

The portfolio invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the portfolio’s effective common stock and temporary cash investment positions represent 99.9% and 0.3%, respectively, of net assets.

2	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3	Includes $273,000 of collateral received for securities on loan.
4	The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.
5	Securities with a value of $500,000 have been segregated as initial margin for open futures contracts. REIT—Real Estate Investment Trust.

See accompanying Notes, which are an integral part of the Financial Statements.

7

Vanguard Mid-Cap Index Portfolio

Statement of Operations

Six Months Ended
June 30, 2009
($000)
Investment Income
Income
Dividends	3,288
Interest[1]	10
Security Lending	82
Total Income	3,380
Expenses
The Vanguard Group—Note B
Investment Advisory Services	50
Management and Administrative	500
Marketing and Distribution	70
Custodian Fees	35
Shareholders’ Reports and Proxies	25
Total Expenses	680
Net Investment Income	2,700
Realized Net Gain (Loss)
Investment Securities Sold	(42,687)
Futures Contracts	119
Realized Net Gain (Loss)	(42,568)
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	76,735
Futures Contracts	(42)
Change in Unrealized Appreciation
(Depreciation)	76,693
Net Increase (Decrease) in Net Assets
Resulting from Operations	36,825

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2009	2008
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	2,700	8,631
Realized Net Gain (Loss)	(42,568)	18,061
Change in Unrealized Appreciation (Depreciation)	76,693	(375,507)
Net Increase (Decrease) in Net Assets Resulting from Operations	36,825	(348,815)
Distributions
Net Investment Income	(8,890)	(10,944)
Realized Capital Gain[2]	(22,226)	(96,312)
Total Distributions	(31,116)	(107,256)
Capital Share Transactions
Issued	42,736	114,132
Issued in Lieu of Cash Distributions	31,116	107,256
Redeemed	(48,138)	(136,111)
Net Increase (Decrease) from Capital Share Transactions	25,714	85,277
Total Increase (Decrease)	31,423	(370,794)
Net Assets
Beginning of Period	469,853	840,647
End of Period[3]	501,276	469,853

1	Interest income from an affiliated company of the portfolio was $2,000.
2	Includes fiscal 2009 and 2008 short-term gain distributions totaling $0 and $10,069,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
3	Net Assets—End of Period includes undistributed net investment income of $1,326,000 and $7,516,000.

See accompanying Notes, which are an integral part of the Financial Statements.

8

Vanguard Mid-Cap Index Portfolio

Financial Highlights

	Six Months
	Ended
For a Share Outstanding	June 30,	Year Ended December 31,
Throughout Each Period	2009	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$9.22	$18.58	$19.85	$18.35	$16.27	$13.64
Investment Operations
Net Investment Income	.055	.180	.240	.250	.210	.160
Net Realized and Unrealized Gain (Loss)
on Investments	.635	(7.090)	.940	2.220	2.040	2.590
Total from Investment Operations	.690	(6.910)	1.180	2.470	2.250	2.750
Distributions
Dividends from Net Investment Income	(.180)	(.250)	(.260)	(.200)	(.170)	(.120)
Distributions from Realized Capital Gains	(.450)	(2.200)	(2.190)	(.770)	—	—
Total Distributions	(.630)	(2.450)	(2.450)	(.970)	(.170)	(.120)
Net Asset Value, End of Period	$9.28	$9.22	$18.58	$19.85	$18.35	$16.27

Total Return	8.37%	–41.81%	6.14%	13.75%	13.97%	20.32%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$501	$470	$841	$797	$677	$524
Ratio of Total Expenses to
Average Net Assets	0.30%[1]	0.24%	0.24%	0.24%	0.24%	0.24%
Ratio of Net Investment Income to
Average Net Assets	1.46%[1]	1.26%	1.25%	1.39%	1.30%	1.24%
Portfolio Turnover Rate	45%[1]	32%	35%	35%	21%	21%

1 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

9

Vanguard Mid-Cap Index Portfolio

Notes to Financial Statements

Vanguard Variable Insurance Fund Mid-Cap Index Portfolio is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The portfolio uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The portfolio may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The portfolio may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2005–2008) and for the period ended June 30, 2009, and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The portfolio may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At June 30, 2009, the portfolio had contributed capital of $119,000 to Vanguard (included in Other Assets), representing 0.02% of the portfolio’s net assets and 0.05% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

10

Vanguard Mid-Cap Index Portfolio

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

The following table summarizes the portfolio’s investments as of June 30, 2009, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	500,235	—	—
Temporary Cash Investments	1,296	500	—
Futures Contracts—Liabilities[1]	(2)	—	—
Total	501,529	500	—
1 Represents variation margin on the last day of the reporting period.

D. At June 30, 2009, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
		Number of	Aggregate	Unrealized
		Long (Short)	Settlement	Appreciation
Futures Contracts	Expiration	Contracts	Value	(Depreciation)
S&P MidCap 400 Index	September 2009	2	577	(16)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The portfolio’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at December 31, 2008, the portfolio had available realized losses of $4,167,000 to offset future net capital gains through December 31, 2017. The portfolio will use these capital losses to offset net taxable capital gains, if any, realized during the year ending December 31, 2009; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At June 30, 2009, the cost of investment securities for tax purposes was $722,010,000. Net unrealized depreciation of investment securities for tax purposes was $219,979,000, consisting of unrealized gains of $17,210,000 on securities that had risen in value since their purchase and $237,189,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended June 30, 2009, the portfolio purchased $103,123,000 of investment securities and sold $105,923,000 of investment securities, other than temporary cash investments.

G. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	June 30, 2009	December 31, 2008
	Shares	Shares
	(000)	(000)
Issued	4,942	8,416
Issued in Lieu of Cash Distributions	3,790	7,553
Redeemed	(5,639)	(10,280)
Net Increase (Decrease) in Shares Outstanding	3,093	5,689

H. In preparing the financial statements as of June 30, 2009, management considered the impact of subsequent events occurring through August 5, 2009, for potential recognition or disclosure in these financial statements.

11

Vanguard Mid-Cap Index Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended June 30, 2009
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Mid-Cap Index Portfolio	12/31/2008	6/30/2009	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,083.74	$1.55
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.31	1.51

1

The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.30%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

12

Vanguard Mid-Cap Index Portfolio

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Variable Insurance Fund Mid-Cap Index Portfolio has renewed the portfolio’s investment advisory arrangement with The Vanguard Group, Inc. Vanguard—through its Quantitative Equity Group—serves as the investment advisor for the portfolio. The board determined that continuing the portfolio’s internalized management structure was in the best interests of the portfolio and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the portfolio’s investment management over both the short and long term, and took into account the organizational depth and stability of the advisor. The board noted that Vanguard has been managing investments for more than three decades. The Quantitative Equity Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance

The board considered the short- and long-term performance of the portfolio, including any periods of outperformance or underperformance of its target index and peer group. The board concluded that the portfolio has performed in line with expectations, and that its results have been consistent with its investment strategies. Information about the portfolio’s most recent performance can be found on the Performance Summary page for this portfolio.

Cost

The board concluded that the portfolio’s expense ratio was well below the average expense ratio charged by funds in its peer group. The board noted that the portfolio’s advisory expense ratio was also well below its peer-group average. Information about the portfolio’s expense ratio appears on the About Your Portfolio’s Expenses page as well as in the Financial Statements pages.

The board does not conduct a profitability analysis of Vanguard, because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that the portfolio’s low-cost arrangement with Vanguard ensures that the portfolio will realize economies of scale as it grows, with the cost to shareholders declining as portfolio assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

13

Vanguard® Money Market Portfolio

The Money Market Portfolio returned 0.47% for the six months ended June 30, 2009, among the portfolio’s lowest returns on record. Despite this low point, the portfolio substantially outperformed its benchmark index and peer group.

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses. The portfolio maintained a net asset value of $1 per share.

The portfolio’s 7-day SEC yield declined to 0.37% at June 30 from 2.42% six months earlier.

Yields continue to slide in response to Fed cuts

The portfolio’s returns and yields, which react quickly to changes in short-term interest rates, have fallen steadily since the Federal Reserve began cutting short-term rates in September 2007 in response to the credit crisis and economic slump. In December 2008, the central bank cut its target federal funds rate to an unprecedented low of 0% to 0.25%, and during the most recent six-month period it continued to signal its intention to keep rates low for the foreseeable future. The Fed’s actions weighed on the returns of just about all money market instruments.

Nevertheless, the portfolio’s 0.47% return outpaced that of its benchmark (0.10%) and the average return of its peers (0.13%). The portfolio outdid its benchmark in part because of its holdings of certificates of deposit and commercial paper, which had higher yields than its Treasury and agency securities, and its low costs.

As the Fed has kept short-term interest rates near 0%, however, even low-cost portfolios have struggled to maintain positive yields. After the close of the period, the trustees of Vanguard Variable Insurance Fund Money Market Portfolio agreed to temporarily limit certain net expenses in excess of the portfolio’s daily yield so as to maintain a zero or positive yield during this period of unusually low interest rates. Vanguard may terminate the temporary expense limitation at any time.

A word on expenses and the guarantee program

In the accompanying table, you’ll note our estimated expense ratio for fiscal 2009 and, in the footnote, the actual expense ratio for the first half of the fiscal year. Both figures are up significantly from fiscal 2008. As the value of portfolio assets has declined, the portfolio’s fixed expenses are expected to account for a higher percentage of portfolio assets. The higher expense ratio also includes the cost of participating in the U.S. Treasury’s temporary guarantee program, which provides a guarantee to money market fund shareholders based on the number of shares they owned at the close of business on September 19, 2008. The program is scheduled to expire on September 18, 2009.

Some details of the program:

• Any increase in the number of shares that an investor held after the close of business on September 19, 2008, will not be guaranteed.

• If a shareholder closes his or her account in the fund, any future investment in the fund will not be guaranteed.

• If the number of shares an investor holds fluctuates over the period, the investor will be covered for either the number of shares held as of the close of business on September 19, 2008, or the current amount, whichever is less.

Total Returns
Six Months Ended
June 30, 2009
Vanguard Money Market Portfolio (7-Day SEC Yield: 0.37%)	0.47%
Citigroup 3-Month U.S. Treasury Bill Index	0.10
Average Money Market Fund[1]	0.13

Expense Ratios[2]
Your Portfolio Compared With Its Peer Group

		Average Money
	Portfolio	Market Fund
Money Market Portfolio	0.22%	0.89%

1	Derived from data provided by Lipper Inc.
2

The portfolio expense ratio shown is from the prospectus dated April 29, 2009, and represents estimated costs for the current fiscal year based on the portfolio’s net assets as of the prospectus date. For the six months ended June 30, 2009, the portfolio’s annualized expense ratio was 0.22%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2008.

1

Vanguard Money Market Portfolio

Portfolio Profile

As of June 30, 2009

Financial Attributes

Yield[1]	0.4%
Average Weighted Maturity	73 days
Average Quality[2]	Aa1
Expense Ratio[3]	0.22%

Sector Diversification[4] (% of portfolio)

Banker's Acceptances	0.0%
Finance
Commercial Paper	16.4
Certificates of Deposit	36.3
Treasury/Agency	45.2
Other	2.1

Distribution by Credit Quality[2] (% of portfolio)

Aaa	52.0%
Aa	37.7
A	10.3

7-Day SEC Yield. A money market portfolio’s 7-day SEC yield is calculated by annualizing its income distributions for the previous seven days, as required by the U.S. Securities and Exchange Commission.

1 7-day SEC yield.

2 Source: Moody’s Investors Service.

3 The expense ratio shown is from the prospectus dated April 29, 2009, and represents estimated costs for the current fiscal year based on the portfolio’s net assets as of the prospectus date. For the six months ended June 30, 2009, the portfolio’s annualized expense ratio was 0.22%.

4 The agency sector may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

2

Vanguard Money Market Portfolio

Performance Summary

Investment returns will fluctuate. All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions. An investment in a money market portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the portfolio. For details on the portfolio’s participation in the U.S. Treasury temporary guarantee program, please see the note on the first page of the Money Market Portfolio section. The portfolio’s 7-day SEC annualized yield as of June 30, 2009, was 0.37%. This annualized yield reflects the current earnings of the portfolio more closely than do the average annual returns. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Fiscal-Year Total Returns (%): December 31, 1998–June 30, 2009

Average Annual Total Returns: Periods Ended June 30, 2009

	Inception Date	One Year	Five Years	Ten Years
Money Market Portfolio	5/2/1991	1.70%	3.50%	3.41%

1	Six months ended June 30, 2009.
2	Derived from data provided by Lipper Inc.

Note: See Financial Highlights table for dividend information.

3

Vanguard Money Market Portfolio

Financial Statements (unaudited)

Statement of Net Assets

As of June 30, 2009

The portfolio provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market
			Maturity	Amount	Value•
		Yield[1]	Date	($000)	($000)
U.S. Government and Agency Obligations (45.7%)
2	Federal Home Loan Bank	0.451%	7/13/09	10,000	9,999
2	Federal Home Loan Bank	0.630%	7/31/09	1,559	1,558
2,3	Federal Home Loan Bank	0.790%	8/13/09	18,190	18,183
2	Federal Home Loan Bank	0.205%–
		0.290%	8/19/09	6,522	6,520
2,3	Federal Home Loan Bank	0.601%	9/29/09	60,000	60,000
2	Federal Home Loan Bank	0.391%	1/13/10	4,100	4,091
2	Federal Home Loan Bank	0.411%	1/21/10	4,750	4,739
2	Federal Home Loan Bank	0.411%	1/25/10	6,000	5,986
2,3	Federal Home Loan
	Mortgage Corp.	1.211%	7/7/09	56,630	56,623
2	Federal Home Loan
	Mortgage Corp.	0.531%	7/13/09	25,000	24,996
2	Federal Home Loan
	Mortgage Corp.	0.461%–
		0.531%	7/20/09	17,500	17,496
2	Federal Home Loan
	Mortgage Corp.	0.572%	7/27/09	20,000	19,992
2	Federal Home Loan
	Mortgage Corp.	0.300%	8/3/09	2,000	1,999
2	Federal Home Loan
	Mortgage Corp.	0.857%	12/7/09	2,290	2,281
2	Federal National
	Mortgage Assn.	0.505%–
		0.644%	7/22/09	30,500	30,490
2	Federal National
	Mortgage Assn.	0.531%	7/29/09	15,000	14,994
2	Federal National
	Mortgage Assn.	0.488%	8/10/09	1,000	999
2,3	Federal National
	Mortgage Assn.	0.800%	8/13/09	40,000	39,993

2	Federal National
	Mortgage Assn.	0.230%	9/21/09	5,000	4,997
2	Federal National
	Mortgage Assn.	0.826%	11/16/09	10,000	9,969
2	Federal National
	Mortgage Assn.	0.846%	12/1/09	62,000	61,779
2	Federal National
	Mortgage Assn.	0.867%	12/14/09	32,167	32,039
	U.S. Treasury Bill	0.195%–
		0.391%	8/6/09	34,000	33,990
	U.S. Treasury Bill	0.190%–
		0.481%	8/13/09	108,920	108,864
	U.S. Treasury Bill	0.471%	8/20/09	70,000	69,954
	U.S. Treasury Bill	0.496%	8/27/09	75,000	74,941
	U.S. Treasury Bill	0.401%	10/8/09	40,000	39,956
	U.S. Treasury Bill	0.371%	10/15/09	40,000	39,956
	U.S. Treasury Bill	0.346%	12/10/09	20,000	19,969
	U.S. Treasury Bill	0.336%	12/24/09	25,000	24,959
	U.S. Treasury Bill	0.351%	12/31/09	20,000	19,965
Total U.S. Government and Agency Obligations (Cost $862,277)					862,277
Commercial Paper (16.5%)
Finance—Auto (1.0%)
	Toyota Motor Credit Corp.	0.350%	7/6/09	10,000	9,999
	Toyota Motor Credit Corp.	0.350%	7/7/09	8,000	8,000
					17,999
Finance—Other (1.2%)
	General Electric Capital Corp.	0.250%	9/14/09	8,000	7,996
	General Electric Capital Corp.	0.350%	10/5/09	15,000	14,986
					22,982
Foreign Banks (10.9%)
4	Australia & New Zealand
	Banking Group, Ltd.	0.511%	7/31/09	4,000	3,998
4	Australia & New Zealand
	Banking Group, Ltd.	0.531%	9/8/09	3,430	3,427
4	Australia & New Zealand
	Banking Group, Ltd.	0.391%	9/18/09	2,000	1,998
4	Australia & New Zealand
	Banking Group, Ltd.	0.803%	10/23/09	3,500	3,491
4	Australia & New Zealand
	Banking Group, Ltd.	0.451%–
		0.572%	11/23/09	7,000	6,985
4	Australia & New Zealand
	Banking Group, Ltd.	0.451%	12/7/09	5,000	4,990
	CBA (Delaware) Finance Inc.	0.330%	8/25/09	3,000	2,999
	CBA (Delaware) Finance Inc.	0.330%	9/4/09	2,976	2,974
	CBA (Delaware) Finance Inc.	0.491%	9/8/09	2,000	1,998
	CBA (Delaware) Finance Inc.	0.391%	10/6/09	2,500	2,497
	CBA (Delaware) Finance Inc.	0.461%	11/25/09	2,500	2,495
	CBA (Delaware) Finance Inc.	0.491%	12/14/09	2,000	1,996

	CBA (Delaware) Finance Inc.	0.501%	12/21/09	19,000	18,954
4	Danske Corp.	0.691%	7/13/09	2,325	2,325
4	Danske Corp.	0.701%	7/16/09	10,000	9,997
4	Danske Corp.	0.551%–
		0.651%	7/20/09	18,000	17,994
4	Danske Corp.	0.350%–
		0.390%	8/13/09	1,000	1,000
4	Danske Corp.	0.350%	8/31/09	10,500	10,493
4	Danske Corp.	0.894%	10/28/09	3,000	2,991
4	Danske Corp.	0.803%	11/2/09	4,000	3,989
4	Danske Corp.	0.592%	12/15/09	8,000	7,978
	Nordea North America Inc.	0.310%	7/21/09	8,000	7,999
	Nordea North America Inc.	0.270%	8/3/09	10,000	9,998
	Santander Central Hispano
	Finance (Delaware), Inc.	0.852%	7/8/09	4,000	3,999
	Santander Central Hispano
	Finance (Delaware), Inc.	1.044%	9/8/09	3,000	2,994
	Santander Central Hispano
	Finance (Delaware), Inc.	0.651%	9/18/09	2,000	1,997
	Santander Central Hispano
	Finance (Delaware), Inc.	0.501%	11/18/09	4,000	3,992
	Santander Central Hispano
	Finance (Delaware), Inc.	0.652%	12/2/09	2,000	1,994

4

Vanguard Money Market Portfolio

				Face	Market
			Maturity	Amount	Value•
		Yield[1]	Date	($000)	($000)
	Santander Central Hispano
	Finance (Delaware), Inc.	0.652%	12/4/09	3,000	2,992
	Santander Central Hispano
	Finance (Delaware), Inc.	0.803%	12/9/09	4,685	4,668
4	Straight-A Funding LLC	0.430%	8/10/09	4,000	3,998
4	Westpac Banking Corp.	0.551%	7/2/09	8,000	8,000
4	Westpac Banking Corp.	0.531%	7/15/09	7,000	6,999
4	Westpac Banking Corp.	0.400%	9/4/09	5,000	4,996
4	Westpac Banking Corp.	0.370%	10/5/09	2,000	1,998
4	Westpac Banking Corp.	0.844%	10/27/09	5,000	4,986
4	Westpac Banking Corp.	0.813%	11/4/09	8,000	7,977
4	Westpac Banking Corp.	0.471%	11/23/09	5,000	4,991
4	Westpac Banking Corp.	0.451%	12/7/09	5,000	4,990
					205,137
Foreign Government (1.7%)
	Caisse d’Amortissement
	de la Dette Sociale	0.521%	9/21/09	1,000	999
	Caisse d’Amortissement
	de la Dette Sociale	0.591%	10/1/09	5,000	4,993
	Caisse d’Amortissement
	de la Dette Sociale	0.542%	12/11/09	7,225	7,207
4	Kreditanstalt
	Fuer Wiederaufbau	0.330%	9/8/09	6,000	5,996
4	Kreditanstalt
	Fuer Wiederaufbau	0.330%	9/9/09	6,000	5,996
4	Kreditanstalt
	Fuer Wiederaufbau	0.310%	9/21/09	7,000	6,995
					32,186
Foreign Industrial (1.4%)
4	BP Capital Markets PLC	0.481%	7/1/09	8,500	8,500
4	Nestle Capital Corp.	0.401%	7/7/09	4,000	4,000
4	Nestle Capital Corp.	0.673%–
		0.704%	1/19/10	7,725	7,695
4	Nestle Capital Corp.	0.603%	2/17/10	2,000	1,992
4	Procter & Gamble
	International Funding SCA	0.501%	7/1/09	1,000	1,000
4	Total Capital Canada, Ltd.	0.501%	7/14/09	1,000	1,000
4	Total Capital Canada, Ltd.	0.400%	8/13/09	1,000	999
4	Total Capital Canada, Ltd.	0.300%	8/27/09	2,000	1,999
					27,185
Industrial (0.3%)
	Chevron Corp.	0.220%	7/6/09	2,000	2,000
	Chevron Corp.	0.240%	7/17/09	1,000	1,000
	Merck & Co. Inc.	0.200%	7/6/09	892	892
4	Pfizer Inc.	0.280%	9/1/09	2,000	1,999
					5,891

Total Commercial Paper (Cost $311,380)				311,380
Certificates of Deposit (36.5%)
Domestic Banks (2.2%)
Bank of America, NA	0.400%	8/26/09	10,000	10,000
Bank of America, NA	0.400%	9/17/09	7,000	7,000
State Street Bank & Trust Co.	0.900%	7/6/09	10,000	10,000
State Street Bank & Trust Co.	0.900%	7/7/09	10,000	10,000
State Street Bank & Trust Co.	0.500%	8/10/09	5,000	5,000
				42,000
Eurodollar Certificates of Deposit (12.7%)
Australia & New Zealand
Banking Group, Ltd.	0.500%	7/27/09	4,000	4,000
Australia & New Zealand
Banking Group, Ltd.	0.500%	7/30/09	2,000	2,000
Australia & New Zealand
Banking Group, Ltd.	0.330%	9/3/09	8,000	8,000
Australia & New Zealand
Banking Group, Ltd.	0.800%	10/30/09	2,000	2,000
Australia & New Zealand
Banking Group, Ltd.	0.600%	11/16/09	3,000	3,000
Bank of Nova Scotia	0.500%	12/14/09	2,000	2,000
Commonwealth Bank
of Australia	0.510%	7/31/09	10,000	10,000
Commonwealth Bank
of Australia	0.550%	8/3/09	10,000	10,000
Commonwealth Bank
of Australia	0.500%	12/17/09	8,000	8,000
Credit Agricole S.A.	0.850%	7/15/09	10,000	10,000
Credit Agricole S.A.	0.750%	7/17/09	5,000	5,000
Credit Agricole S.A.	0.650%	7/24/09	5,000	5,000
Credit Agricole S.A.	0.500%	8/3/09	5,000	5,000
Credit Agricole S.A.	0.500%	10/26/09	8,000	8,000
Credit Agricole S.A.	0.450%	11/2/09	5,000	5,000
Credit Agricole S.A.	0.600%	11/19/09	8,000	8,000
Credit Agricole S.A.	0.650%	12/2/09	7,000	7,000
HSBC Bank PLC	0.450%	8/3/09	8,000	8,000
HSBC Bank PLC	0.380%	8/20/09	5,000	5,000
HSBC Bank PLC	0.350%	9/24/09	17,000	17,000
ING Bank N.V.	0.410%	7/20/09	10,000	10,000
ING Bank N.V.	0.550%	8/19/09	15,000	15,000
ING Bank N.V.	0.470%	8/28/09	9,000	9,000
Lloyds TSB Bank PLC	1.400%	7/15/09	3,000	3,000
National Australia Bank Ltd.	0.630%	7/8/09	5,000	5,000
National Australia Bank Ltd.	0.370%	9/3/09	8,000	8,000
National Australia Bank Ltd.	0.370%	9/11/09	8,000	8,000
National Australia Bank Ltd.	1.000%	10/21/09	5,000	5,000
National Australia Bank Ltd.	1.000%	11/5/09	5,000	5,000
National Australia Bank Ltd.	1.010%	11/5/09	2,000	2,000

National Australia Bank Ltd.	0.500%	12/16/09	5,000	5,000
Societe Generale	0.800%	7/1/09	25,000	25,000
Societe Generale	0.970%	11/2/09	2,000	2,000
Societe Generale	0.940%	11/6/09	7,000	7,000
				241,000
Yankee Certificates of Deposit (21.6%)
Banco Bilbao Vizcaya Argentaria,
SA (New York Branch)	0.810%	7/15/09	10,000	10,000
Banco Bilbao Vizcaya Argentaria,
SA (New York Branch)	0.400%	8/31/09	10,000	10,000
Banco Bilbao Vizcaya Argentaria,
SA (New York Branch)	1.105%	10/29/09	5,000	5,001
Banco Bilbao Vizcaya Argentaria,
SA (New York Branch)	1.010%	11/6/09	5,000	5,000
Banco Bilbao Vizcaya Argentaria,
SA (New York Branch)	0.650%	12/1/09	1,000	1,000
Banco Bilbao Vizcaya Argentaria,
SA (New York Branch)	0.700%	12/2/09	5,000	5,000
Banco Bilbao Vizcaya Argentaria,
SA (New York Branch)	0.600%	12/9/09	5,000	5,000
Bank of Montreal
(Chicago Branch)	0.250%	7/6/09	5,000	5,000
Bank of Montreal
(Chicago Branch)	0.600%	7/9/09	10,000	10,000
Bank of Montreal
(Chicago Branch)	0.320%	9/1/09	10,000	10,000
Bank of Montreal
(Chicago Branch)	0.350%	9/16/09	2,000	2,000
Bank of Nova Scotia
(Houston Branch)	0.590%	7/7/09	20,000	20,000
Bank of Nova Scotia
(Houston Branch)	0.750%	7/13/09	3,000	3,000
Bank of Nova Scotia
(Houston Branch)	0.850%	10/27/09	5,000	5,000
Bank of Nova Scotia
(Houston Branch)	0.780%	11/2/09	5,000	5,000
Bank of Nova Scotia
(Houston Branch)	0.460%	11/23/09	4,000	4,000

5

Vanguard Money Market Portfolio

			Face	Market
		Maturity	Amount	Value•
	Yield[1]	Date	($000)	($000)
Bank of Nova Scotia
(Houston Branch)	0.470%	12/2/09	4,000	4,000
Bank of Nova Scotia
(Houston Branch)	0.500%	12/15/09	5,000	5,000
Bank of Nova Scotia
(Houston Branch)	0.500%	12/23/09	5,000	5,000
BNP Paribas (New York Branch)	0.920%	10/28/09	3,000	3,000
BNP Paribas (New York Branch)	0.870%	11/5/09	10,000	10,000
BNP Paribas (New York Branch)	0.750%	11/16/09	10,000	10,000
BNP Paribas (New York Branch)	0.500%	12/24/09	20,000	20,000
Dexia Credit Local SA
(New York Branch)	1.000%	7/6/09	7,000	7,000
Dexia Credit Local SA
(New York Branch)	1.150%	8/4/09	7,000	7,000
DNB NOR Bank ASA
(New York Branch)	3.190%	8/24/09	9,500	9,540
DNB NOR Bank ASA
(New York Branch)	0.500%	1/4/10	5,000	5,000
Fortis Bank SA/NV
(New York Branch)	0.750%	9/8/09	8,000	8,000
Lloyds TSB Bank PLC
(New York Branch)	1.050%	7/16/09	3,040	3,040
Lloyds TSB Bank PLC
(New York Branch)	1.040%	7/21/09	10,000	10,000
Lloyds TSB Bank PLC
(New York Branch)	1.020%	7/27/09	4,000	4,000
Lloyds TSB Bank PLC
(New York Branch)	0.610%	8/31/09	5,000	5,000
Lloyds TSB Bank PLC
(New York Branch)	0.580%	9/11/09	5,000	5,000
National Australia Bank Ltd.
(New York Branch)	0.325%	8/27/09	10,000	10,000
Nordea Bank Finland PLC
(New York Branch)	0.350%	7/6/09	5,000	5,000
Nordea Bank Finland PLC
(New York Branch)	0.450%	9/1/09	5,000	5,000
Nordea Bank Finland PLC
(New York Branch)	0.410%	9/8/09	4,000	4,000
Nordea Bank Finland PLC
(New York Branch)	0.510%	9/29/09	1,000	1,000
Nordea Bank Finland PLC
(New York Branch)	0.470%	10/5/09	4,000	4,000
Nordea Bank Finland PLC
(New York Branch)	1.300%	10/13/09	1,755	1,758
Nordea Bank Finland PLC

(New York Branch)	0.590%	10/29/09	3,000	3,000
Nordea Bank Finland PLC
(New York Branch)	0.530%	11/5/09	4,000	4,000
Rabobank Nederland NV
(New York Branch)	0.800%	7/28/09	20,000	20,000
Rabobank Nederland NV
(New York Branch)	0.350%	8/31/09	10,000	10,000
Rabobank Nederland NV
(New York Branch)	0.400%	10/5/09	8,000	8,000
Rabobank Nederland NV
(New York Branch)	0.750%	11/5/09	5,000	5,000
Rabobank Nederland NV
(New York Branch)	0.700%	11/9/09	5,000	5,000
Rabobank Nederland NV
(New York Branch)	0.550%	11/23/09	8,000	8,000
Royal Bank of Scotland PLC
(Connecticut Branch)	1.200%	7/17/09	5,000	5,000
Royal Bank of Scotland PLC
(Connecticut Branch)	1.200%	7/20/09	2,000	2,000
Royal Bank of Scotland PLC
(Connecticut Branch)	1.000%	8/6/09	10,000	10,000
Royal Bank of Scotland PLC
(Connecticut Branch)	0.660%	9/1/09	10,000	10,000
Royal Bank of Scotland PLC
(Connecticut Branch)	0.650%	9/10/09	5,000	5,000
Svenska Handelsbanken
(New York Branch)	0.600%	7/24/09	10,000	10,000
Svenska Handelsbanken
(New York Branch)	0.570%	7/29/09	5,000	5,000
Svenska Handelsbanken
(New York Branch)	0.550%	8/5/09	5,000	5,000
Svenska Handelsbanken
(New York Branch)	0.350%	9/10/09	3,000	3,000
Svenska Handelsbanken
(New York Branch)	0.350%	9/16/09	8,000	8,000
Toronto Dominion Bank
(New York Branch)	0.800%	7/16/09	9,000	9,000
Toronto Dominion Bank
(New York Branch)	0.420%	10/2/09	3,000	3,000
Toronto Dominion Bank
(New York Branch)	0.500%	11/20/09	4,000	4,000
Toronto Dominion Bank
(New York Branch)	0.500%	11/23/09	1,000	1,000
Toronto Dominion Bank
(New York Branch)	0.550%	11/30/09	4,000	4,000
Toronto Dominion Bank
(New York Branch)	0.500%	12/16/09	3,000	3,000
Westpac Banking Corp.
(New York Branch)	0.480%	12/16/09	1,000	1,000
				407,339

Total Certificates of Deposit (Cost $690,339)					690,339
Repurchase Agreements (2.1%)
	BNP Paribas Securities Corp.
	(Dated 5/29/09, Repurchase
	Value $24,005,000 collateralized
	by U.S. Treasury Inflation
	Adjusted Bond 2.000%,
	1/15/26, U.S. Treasury
	Inflation Adjusted Note
	2.125%-2.375%,
	1/15/17-1/15/19)	0.190%	7/6/09	24,000	24,000
	RBS Securities, Inc.
	(Dated 5/29/09, Repurchase
	Value $8,002,000 collateralized
	by U.S. Treasury Note 2.000%,
	9/30/10)	0.180%	7/6/09	8,000	8,000
	RBS Securities, Inc.
	(Dated 5/29/09, Repurchase
	Value $8,002,000 collateralized
	by Federal Home Loan
	Mortgage Corp. 2.375%,
	5/28/10)	0.190%	7/6/09	8,000	8,000
Total Repurchase Agreements (Cost $40,000)					40,000
Medium Term Note (0.1%)
Industrial (0.1%)
3	Procter & Gamble Co.
	(Cost $2,003)	0.663%	9/9/09	2,000	2,003

				Shares
Money Market Fund (0.3%)
5	Vanguard Municipal Cash
	Management Fund
	(Cost $5,476)	0.318%		5,476,000	5,476
Total Investments (101.2%) (Cost $1,911,475)					1,911,475

6

Vanguard Money Market Portfolio

Market
Value•
($000)
Other Assets and Liabilities (–1.2%)
Other Assets	23,287
Liabilities	(45,721)
(22,434)
Net Assets (100%)
Applicable to 1,888,651,643 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	1,889,041
Net Asset Value Per Share	$1.00

At June 30, 2009, net assets consisted of:
Amount
($000)
Paid-in Capital	1,888,652
Undistributed Net Investment Income	—
Accumulated Net Realized Gains	389
Net Assets	1,889,041

•	See Note A in Notes to Financial Statements.

1 Represents annualized yield at date of purchase for discount securities, and coupon for coupon-bearing securities.

2 The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.

3 Adjustable-rate security.

4 Security exempt from registration under Section 4(2) of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration only to dealers in that program or other “accredited investors.” At June 30, 2009, the aggregate value of these securities was $178,762,000, representing 9.5% of net assets.

5 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.

7

Vanguard Money Market Portfolio

Statement of Operations

Six Months Ended
June 30, 2009
($000)
Investment Income
Income
Interest	11,913
Total Income	11,913
Expenses
The Vanguard Group—Note B
Investment Advisory Services	85
Management and Administrative	1,330
Marketing and Distribution	338
Money Market Guarantee Program	416
Custodian Fees	20
Shareholders’ Reports and Proxies	33
Trustees’ Fees and Expenses	2
Total Expenses	2,224
Net Investment Income	9,689
Realized Net Gain (Loss) on
Investment Securities Sold	106
Net Increase (Decrease) in Net Assets
Resulting from Operations	9,795

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2009	2008
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	9,689	53,570
Realized Net Gain (Loss)	106	257
Net Increase (Decrease) in Net Assets Resulting from Operations	9,795	53,827
Distributions
Net Investment Income	(9,689)	(53,570)
Realized Capital Gain	—	—
Total Distributions	(9,689)	(53,570)
Capital Share Transactions (at $1.00)
Issued	396,391	1,101,704
Issued in Lieu of Cash Distributions	9,689	53,570
Redeemed	(624,440)	(784,212)
Net Increase (Decrease) from Capital Share Transactions	(218,360)	371,062
Total Increase (Decrease)	(218,254)	371,319
Net Assets
Beginning of Period	2,107,295	1,735,976
End of Period	1,889,041	2,107,295

See accompanying Notes, which are an integral part of the Financial Statements.

8

Vanguard Money Market Portfolio

Financial Highlights

	Six Months
	Ended
For a Share Outstanding	June 30,	Year Ended December 31,
Throughout Each Period	2009	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Investment Operations
Net Investment Income	.005	.028	.051	.049	.031	.012
Net Realized and Unrealized Gain (Loss)
on Investments	—	—	—	—	—	—
Total from Investment Operations	.005	.028	.051	.049	.031	.012
Distributions
Dividends from Net Investment Income	(.005)	(.028)	(.051)	(.049)	(.031)	(.012)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.005)	(.028)	(.051)	(.049)	(.031)	(.012)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return	0.47%	2.83%	5.25%	5.03%	3.17%	1.26%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,889	$2,107	$1,736	$1,310	$939	$840
Ratio of Total Expenses to
Average Net Assets	0.22%[1,2]	0.16%[2]	0.15%	0.15%	0.15%	0.15%
Ratio of Net Investment Income to
Average Net Assets	0.96%[1]	2.78%	5.12%	4.96%	3.14%	1.26%

1 Annualized.

2	Includes fees to participate in the Treasury Temporary Guarantee Program for Money Market Funds of 0.03% for 2009 and 0.01% for 2008.

See Note D in Notes to Financial Statements.

Notes to Financial Statements

Vanguard Variable Insurance Fund Money Market Portfolio is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts. The portfolio invests in short-term debt instruments of companies primarily operating in specific industries, particularly financial services; the issuers’ abilities to meet their obligations may be affected by economic developments in such industries.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued at amortized cost, which approximates market value. Investments in Vanguard Municipal Cash Management Fund are valued at that fund’s net asset value.

2. Repurchase Agreements: The portfolio may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

3. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2005–2008) and for the period ended June 30, 2009, and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

4. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month.

9

Vanguard Money Market Portfolio

5. Other: Interest income includes income distributions received from Vanguard Municipal Cash Management Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At June 30, 2009, the portfolio had contributed capital of $454,000 to Vanguard (included in Other Assets), representing 0.02% of the portfolio’s net assets and 0.18% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

The portfolio’s investment in Vanguard Municipal Cash Management Fund is valued based on Level 1 inputs. All of the portfolio’s other investments were valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, securities valued at amortized cost are considered to be valued using Level 2 inputs.

D. On October 7, 2008, the board of trustees approved the portfolio’s participation in a temporary program introduced by the U.S. Treasury to guarantee the account values of shareholders in a money market portfolio in the event the portfolio’s net asset value falls below $0.995 and the portfolio’s trustees decide to liquidate the portfolio. The program covers the lesser of a shareholder’s account value on September 19, 2008, or on the date of liquidation. To participate, the portfolio was required to pay a fee of 0.01% of its net assets as of September 19, 2008, for coverage through December 18, 2008. In December 2008, the U.S. Treasury extended the program through April 30, 2009, and the portfolio’s trustees approved the portfolio’s continuing participation in the program at a cost of an additional 0.015% of its net assets as of September 19, 2008. In March 2009, the U.S. Treasury extended the program through September 18, 2009, and the portfolio’s trustees approved the portfolio’s continuing participation in the program at a cost of an additional 0.015% of its net assets as of September 19, 2008.

E. In preparing the financial statements as of June 30, 2009, management considered the impact of subsequent events occurring through August 5, 2009, for potential recognition or disclosure in these financial statements. Beginning in July 2009, Vanguard has voluntarily agreed to temporarily limit certain net operating expenses in excess of the portfolio’s daily yield so as to maintain a zero or positive yield for the portfolio. Vanguard may terminate the temporary expense limitation at any time.

10

Vanguard Money Market Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended June 30, 2009
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Money Market Portfolio	12/31/2008	6/30/2009	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,004.69	$1.09
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.70	1.10

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.22%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

11

Vanguard Money Market Portfolio

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Variable Insurance Fund Money Market Portfolio has renewed the portfolio’s investment advisory arrangement with The Vanguard Group, Inc. Vanguard—through its Fixed Income Group—serves as the investment advisor for the portfolio. The board determined that continuing the portfolio’s internalized management structure was in the best interests of the portfolio and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the portfolio’s investment management over both the short and long term, and took into account the organizational depth and stability of the advisor. The board noted that Vanguard has been managing investments for more than three decades. The Fixed Income Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance

The board considered the short- and long-term performance of the portfolio, including any periods of outperformance or underperformance of a relevant benchmark and peer group. The board concluded that the portfolio has performed in line with expectations, slightly outperforming the average money market fund, and that its results have been consistent with its investment objective. Information about the portfolio’s most recent performance can be found on the Performance Summary page for this portfolio.

Cost

The board concluded that the portfolio’s expense ratio was well below the average expense ratio charged by funds in its peer group. The board noted that the portfolio’s advisory expense ratio was also well below the peer-group average. Information about the portfolio’s expense ratio appears on the About Your Portfolio’s Expenses page as well as in the Financial Statements pages.

The board does not conduct a profitability analysis of Vanguard, because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that the portfolio’s low-cost arrangement with Vanguard ensures that the portfolio will realize economies of scale as it grows, with the cost to shareholders declining as portfolio assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

12

Vanguard® REIT Index Portfolio

Although real estate investments participated in the broad stock market’s springtime rally, they could not fully recover the ground lost earlier in the year. The REIT Index Portfolio returned about –12% for the six months ended June 30, 2009, closely tracking its target index, while the broad U.S. stock market returned about 5%.

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Despite the springtime rally, REITs declined in the period

The broad U.S. stock market resembled a rollercoaster over the past six months, and the ride for REITs was even more pronounced. After returning about –33% for the first quarter of 2009, the MSCI US REIT Index reversed course to climb about 30% over the next three months. Indeed, in the April–June period, real estate stocks notched their best quarterly result in history, but the rebound couldn’t offset the severe first-quarter decline. As the subprime-mortgage crisis continued, worries about large amounts of debt and declining property values carried over from 2008 to dampen performance in early 2009.

The second-quarter rally was triggered when many REITs tapped the capital markets to repair their troubled balance sheets, a renovation that was aided by the Federal Reserve’s campaign to keep interest rates low.

All six subsectors that make up the index recorded double-digit declines for the half-year. Particularly volatile were retail and specialized REITs, which are most sensitive to recessions and consumer spending trends and account for more than half of the index’s holdings. Retail REITs, which suffered some of the biggest losses when budget-conscious consumers trimmed spending, recovered a bit in the second quarter as investors became more sanguine about the strength of retail landlords.

Specialized REITs, which include hotels, were hurt by the spending cuts of businesses as well as consumers, but they received a second-quarter bounce after raising capital and restoring investors’ confidence in their financial strength. Similarly, the stocks of office REITs rose after these companies solidified their balance sheets.

Market volatility underscores the need for perspective on risk

Investors had every right to feel discouraged or frustrated as the stock market’s steep losses in 2008 mounted further in the first two months of 2009. The recovery that began over the past four months of the period provided an encouraging reminder that equities—including REITs—can still have a place in a diversified portfolio, although the financial markets face a long road back to their highs of less than two years ago.

The REIT Index Portfolio features very low costs, an established record of closely tracking its index, and broad diversification among REITs. For these reasons, investors who can accept the risk and volatility inherent to sector funds may find that an appropriate allocation to the REIT Index Portfolio offers valuable diversification to a balanced investment program that includes stocks and bonds.

Total Returns
Six Months Ended
June 30, 2009
Vanguard REIT Index Portfolio	–11.93%
U.S. REIT Spliced Index[1]	–12.06
MSCI US REIT Index	–12.42
Average Real Estate Fund[2]	–9.52

Expense Ratios[3]
Your Portfolio Compared With Its Peer Group
		Average Real
	Portfolio	Estate Fund
REIT Index Portfolio	0.31%	1.42%

1	The spliced index consists of the MSCI US REIT Index adjusted to include a 2% cash position (Lipper Money Market Average) through April 30, 2009, and the MSCI US REIT Index thereafter.
2	Derived from data provided by Lipper Inc.
3

The portfolio expense ratio shown is from the prospectus dated April 29, 2009, and represents estimated costs for the current fiscal year based on the portfolio’s net assets as of the prospectus date. For the six months ended June 30, 2009, the annualized expense ratio was 0.31%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2008.

1

Vanguard REIT Index Portfolio

Portfolio Profile

As of June 30, 2009

Portfolio Characteristics
		Target	Broad
	Portfolio	Index[1]	Index[2]
Number of Stocks	96	97	4,399
Median Market Cap	$3.0B	$3.0B	$24.2B
Price/Earnings Ratio	43.2x	43.2x	18.6x
Price/Book Ratio	1.2x	1.2x	1.9x
Yield	5.9%[3]	6.1%	2.2%
Return on Equity	9.1%	9.1%	19.7%
Earnings Growth Rate	–4.1%	–3.9%	13.5%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate[4]	25%	—	—
Expense Ratio[5]	0.31%	—	—
Short-Term Reserves	0.1%	—	—

Volatility Measures
	Portfolio Versus	Portfolio Versus
	Spliced Index[6]	Broad Index[2]
R-Squared	1.00	0.67
Beta	1.00	1.61

Portfolio Allocation by REIT Type

Specialized	28.1%
Retail	25.4
Office	16.7
Residential	15.4
Diversified	8.7
Industrial	5.7

Ten Largest Holdings[7] (% of total net assets)

Simon Property Group, Inc. REIT	9.6%
Public Storage, Inc. REIT	5.6
Vornado Realty Trust REIT	4.8
Boston Properties, Inc. REIT	4.4
Equity Residential REIT	4.1
HCP, Inc. REIT	3.9
Host Hotels & Resorts Inc. REIT	3.3
Ventas, Inc. REIT	3.1
Avalonbay Communities, Inc. REIT	3.0
Health Care Inc. REIT	2.5
Top Ten	44.3%

Investment Focus

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

Yield. A snapshot of the level of dividends, interest, capital gains distributions, and return-of-capital distributions received by the portfolio. The index yield is based on the current annualized rate of dividends and other distributions provided by securities in the index.

1	MSCI US REIT Index.
2	Dow Jones U.S. Total Stock Market Index.
3

This dividend yield may include some payments that represent a return of capital, capital gains distribution, or both by the underlying REITs. These amounts are determined by each REIT at the end of its fiscal year.

4	Annualized.
5

The expense ratio shown is from the prospectus dated April 29, 2009, and represents estimated costs for the current fiscal year based on the portfolio’s net assets as of the prospectus date. For the six months ended June 30, 2009, the annualized expense ratio was 0.31%.

6	MSCI US REIT Index adjusted to include a 2% cash position (Lipper Money Market Average) through April 30, 2009; MSCI US REIT Index thereafter.
7	The holdings listed exclude any temporary cash investments and equity index products.

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Vanguard REIT Index Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Fiscal-Year Total Returns (%): February 9, 1999–June 30, 2009

Average Annual Total Returns: Periods Ended June 30, 2009

	Inception Date	One Year	Five Years	Ten Years
REIT Index Portfolio	2/9/1999	–42.76%	–2.87%	5.12%

1	Six months ended June 30, 2009.
2	MSCI US REIT Index adjusted to include a 2% cash position (Lipper Money Market Average) through April 30, 2009; MSCI US REIT Index thereafter.

Note: See Financial Highlights table for dividend and capital gains information.

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Vanguard REIT Index Portfolio

Financial Statements (unaudited)

Statement of Net Assets

As of June 30, 2009

The portfolio provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Real Estate Investment Trusts (100.0%)
Diversified REITs (8.7%)
Vornado Realty Trust REIT	247,904	11,163
Liberty Property Trust REIT	155,313	3,579
Washington REIT	91,044	2,037
PS Business Parks, Inc.
REIT	24,175	1,171
Investors Real Estate Trust
REIT	99,776	887
Cousins Properties, Inc.
REIT	65,549	557
Colonial Properties Trust
REIT	71,311	528
CapLease, Inc. REIT	72,972	201
Winthrop Realty Trust REIT	20,394	182
Gramercy Capital Corp. REIT	69,752	112
		20,417
Industrial REITs (5.6%)
ProLogis REIT	659,575	5,316
AMB Property Corp. REIT	220,092	4,140
EastGroup Properties, Inc.
REIT	39,460	1,303
DCT Industrial Trust Inc.
REIT	315,148	1,286
DuPont Fabros
Technology Inc. REIT	55,645	524
First Potomac REIT	42,921	418
First Industrial Realty Trust
REIT	64,759	282
		13,269
Office REITs (16.7%)
Boston Properties, Inc.
REIT	214,193	10,217
Digital Realty Trust, Inc.
REIT	113,173	4,057
Duke Realty Corp. REIT	335,815	2,945

Mack-Cali Realty Corp. REIT	120,622	2,750
SL Green Realty Corp. REIT	116,590	2,675
Corporate Office
Properties Trust, Inc. REIT	85,451	2,506
Highwood Properties, Inc.
REIT	109,799	2,456
Alexandria Real Estate
Equities, Inc. REIT	61,709	2,209
BioMed Realty Trust, Inc.
REIT	152,505	1,560
HRPT Properties Trust REIT	357,961	1,453
Brandywine Realty Trust
REIT	193,645	1,443
Douglas Emmett, Inc. REIT	153,246	1,378
Kilroy Realty Corp. REIT	65,564	1,347
Franklin Street
Properties Corp. REIT	94,130	1,247
Lexington Realty Trust REIT	132,477	450
Parkway Properties Inc. REIT	34,136	444
		39,137
Residential REITs (15.4%)
Equity Residential REIT	428,650	9,529
Avalonbay
Communities, Inc. REIT	125,588	7,025
Camden Property Trust
REIT	102,761	2,836
Essex Property Trust, Inc.
REIT	42,057	2,617
UDR, Inc. REIT	233,875	2,416
BRE Properties Inc.
Class A REIT	80,367	1,910
American Campus
Communities, Inc. REIT	80,055	1,776
Home Properties, Inc. REIT	51,011	1,739
Apartment Investment &
Management Co. Class A
REIT	184,273	1,631
Mid-America Apartment
Communities, Inc. REIT	44,284	1,626
Equity Lifestyle
Properties, Inc. REIT	41,296	1,535
Post Properties, Inc. REIT	69,677	936
Sun Communities, Inc. REIT	26,994	372
Education Realty Trust, Inc.
REIT	41,641	179
		36,127
Retail REITs (25.4%)
Simon Property Group, Inc.
REIT	436,347	22,441
Kimco Realty Corp. REIT	541,210	5,439
Federal Realty
Investment Trust REIT	92,853	4,784

	Regency Centers Corp.
	REIT	123,672	4,317
^	Realty Income Corp. REIT	164,001	3,595
	Weingarten Realty Investors
	REIT	171,872	2,494
	Taubman Co. REIT	83,344	2,239
	The Macerich Co. REIT	123,090	2,168
	National Retail Properties
	REIT	124,196	2,155
	Tanger Factory Outlet
	Centers, Inc. REIT	49,766	1,614
	CBL & Associates
	Properties, Inc. REIT	192,166	1,036
	Developers Diversified
	Realty Corp. REIT	205,767	1,004
^	Equity One, Inc. REIT	67,786	899
	Alexander's, Inc. REIT	3,213	866
	Inland Real Estate Corp.
	REIT	117,029	819
	Acadia Realty Trust REIT	57,975	757
	Saul Centers, Inc. REIT	21,015	621
	Getty Realty Holding Corp.
	REIT	29,125	550
	Urstadt Biddle Properties
	Class A REIT	32,364	456
	Cedar Shopping Centers, Inc.
	REIT	70,225	317
	Ramco-Gershenson
	Properties Trust REIT	29,504	295
^	Pennsylvania REIT	57,687	288
	Kite Realty Group Trust REIT	91,324	267
	Glimcher Realty Trust REIT	57,969	168
			59,589
Specialized REITs (28.2%)
	Public Storage, Inc. REIT	199,644	13,073
	HCP, Inc. REIT	428,140	9,072
	Host Hotels & Resorts Inc.
	REIT	930,706	7,809
	Ventas, Inc. REIT	245,432	7,329
	Health Care Inc. REIT	170,892	5,827
	Nationwide Health
	Properties, Inc. REIT	160,890	4,141
	Senior Housing
	Properties Trust REIT	188,427	3,075
	Hospitality Properties Trust
	REIT	174,889	2,079
	Omega Healthcare
	Investors, Inc. REIT	129,526	2,010
	Healthcare Realty Trust Inc.
	REIT	93,246	1,569
	LaSalle Hotel Properties
	REIT	96,710	1,193
	Entertainment

Properties Trust REIT	54,545	1,124
Extra Space Storage Inc.
REIT	127,716	1,066
DiamondRock
Hospitality Co. REIT	166,370	1,042
National Health Investors
REIT	36,894	986
Sovran Self Storage, Inc.
REIT	34,493	849
Medical Properties Trust Inc.
REIT	122,765	745
LTC Properties, Inc. REIT	32,735	670
Sunstone Hotel
Investors, Inc. REIT	114,024	610
Universal Health
Realty Income REIT	17,832	562
U-Store-It Trust REIT	73,272	359
Ashford Hospitality Trust
REIT	119,920	337
FelCor Lodging Trust, Inc.
REIT	100,846	248
Hersha Hospitality Trust
REIT	74,447	185
Strategic Hotels and
Resorts, Inc. REIT	119,251	132
		66,092
Total Real Estate Investment Trusts
(Cost $470,174)		234,631

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Vanguard REIT Index Portfolio

		Market
		Value•
	Shares	($000)
Temporary Cash Investments (0.7%)
1,2 Vanguard Market
Liquidity Fund, 0.395%
(Cost $1,491)	1,490,965	1,491
Total Investments (100.7%)
(Cost $471,665)		236,122
Other Assets and Liabilities (–0.7%)
Other Assets		1,218
Liabilities[2]		(2,748)
		(1,530)
Net Assets (100%)
Applicable to 41,449,204 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		234,592
Net Asset Value Per Share		$5.66

At June 30, 2009, net assets consisted of:
Amount
($000)
Paid-in Capital	484,258
Undistributed Net Investment Income	3,789
Accumulated Net Realized Losses	(17,912)
Unrealized Appreciation (Depreciation)	(235,543)
Net Assets	234,592

•	See Note A in Notes to Financial Statements.
^	Part of security position is on loan to broker-dealers. The total value of securities on loan is $1,273,000.
1	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
2	Includes $1,347,000 of collateral received for securities on loan.

REIT—Real Estate Investment Trust.

See accompanying Notes, which are an integral part of the Financial Statements.

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Vanguard REIT Index Portfolio

Statement of Operations

Six Months Ended
June 30, 2009
($000)
Investment Income
Income
Dividends	5,100
Interest[1]	11
Security Lending	36
Total Income	5,147
Expenses
The Vanguard Group—Note B
Investment Advisory Services	33
Management and Administrative	231
Marketing and Distribution	36
Custodian Fees	12
Shareholders’ Reports and Proxies	17
Total Expenses	329
Net Investment Income	4,818
Realized Net Gain (Loss)
Capital Gain Distributions Received	1,704
Investment Securities Sold	(19,523)
Realized Net Gain (Loss)	(17,819)
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	(19,744)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(32,745)

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2009	2008
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	4,818	12,140
Realized Net Gain (Loss)	(17,819)	16,489
Change in Unrealized Appreciation (Depreciation)	(19,744)	(185,825)
Net Increase (Decrease) in Net Assets Resulting from Operations	(32,745)	(157,196)
Distributions
Net Investment Income	(12,390)	(12,463)
Realized Capital Gain[2]	(16,542)	(127,591)
Total Distributions	(28,932)	(140,054)
Capital Share Transactions
Issued	28,970	95,347
Issued in Lieu of Cash Distributions	28,932	140,054
Redeemed	(24,153)	(79,154)
Net Increase (Decrease) from Capital Share Transactions	33,749	156,247
Total Increase (Decrease)	(27,928)	(141,003)
Net Assets
Beginning of Period	262,520	403,523
End of Period[3]	234,592	262,520

1	Interest income from an affiliated company of the portfolio was $11,000.
2	Includes fiscal 2009 and 2008 short-term gain distributions totaling $1,139,000 and $3,169,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
3	Net Assets—End of Period includes undistributed net investment income of $3,789,000 and $11,361,000.

See accompanying Notes, which are an integral part of the Financial Statements.

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Vanguard REIT Index Portfolio

Financial Highlights

	Six Months
	Ended
For a Share Outstanding	June 30,	Year Ended December 31,
Throughout Each Period	2009	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$7.65	$18.92	$24.98	$20.26	$20.09	$16.09
Investment Operations
Net Investment Income	.130	.392[1]	.510[1]	.440	.500	.536
Net Realized and Unrealized Gain (Loss)
on Investments	(1.256)	(5.032)	(4.230)	6.280	1.530	4.229
Total from Investment Operations	(1.126)	(4.640)	(3.720)	6.720	2.030	4.765
Distributions
Dividends from Net Investment Income	(.370)	(.590)	(.460)	(.480)	(.580)	(.460)
Distributions from Realized Capital Gains	(.494)	(6.040)	(1.880)	(1.520)	(1.280)	(.305)
Total Distributions	(.864)	(6.630)	(2.340)	(2.000)	(1.860)	(.765)
Net Asset Value, End of Period	$5.66	$7.65	$18.92	$24.98	$20.26	$20.09

Total Return	–11.93%	–37.25%	–16.60%	34.93%	11.83%	30.51%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$235	$263	$404	$645	$453	$412
Ratio of Total Expenses to
Average Net Assets	0.31%[2]	0.30%	0.30%	0.31%	0.31%	0.31%
Ratio of Net Investment Income to
Average Net Assets	4.54%[2]	3.24%	2.25%	2.14%	2.61%	3.52%
Portfolio Turnover Rate	25%[2]	15%	29%	19%	21%	24%
1 Calculated based on average shares outstanding.
2 Annualized.

Notes to Financial Statements

Vanguard Variable Insurance Fund REIT Index Portfolio is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2005–2008) and for the period ended June 30, 2009, and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

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Vanguard REIT Index Portfolio

4. Security Lending: The portfolio may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

5. Other: Distributions received from REITs are recorded on the ex-dividend date. Each REIT reports annually the tax character of its distributions. Dividend income, capital gain distributions received and unrealized appreciation (depreciation) reflect the amounts of taxable income, capital gain, and return of capital reported by the REITs, and management’s estimates of such amounts for REIT distributions for which actual information has not been reported. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At June 30, 2009, the portfolio had contributed capital of $57,000 to Vanguard (included in Other Assets), representing 0.02% of the portfolio’s net assets and 0.02% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

At June 30, 2009, 100% of the portfolio’s investments were valued based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The portfolio’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At June 30, 2009, the cost of investment securities for tax purposes was $471,665,000. Net unrealized depreciation of investment securities for tax purposes was $235,543,000, consisting of unrealized gains of $872,000 on securities that had risen in value since their purchase and $236,415,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended June 30, 2009, the portfolio purchased $45,543,000 of investment securities and sold $27,119,000 of investment securities, other than temporary cash investments.

F. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	June 30, 2009	December 31, 2008
	Shares	Shares
	(000)	(000)
Issued	5,139	8,097
Issued in Lieu of Cash Distributions	6,373	11,661
Redeemed	(4,398)	(6,748)
Net Increase (Decrease) in Shares Outstanding	7,114	13,010

G. In preparing the financial statements as of June 30, 2009, management considered the impact of subsequent events occurring through August 5, 2009, for potential recognition or disclosure in these financial statements.

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Vanguard REIT Index Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended June 30, 2009
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
REIT Index Portfolio	12/31/2008	6/30/2009	Period[1]
Based on Actual Portfolio Return	$1,000.00	$880.67	$1.45
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.26	1.56

1

The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.31%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

9

Vanguard REIT Index Portfolio

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Variable Insurance Fund REIT Index Portfolio has renewed the portfolio’s investment advisory arrangement with The Vanguard Group, Inc. Vanguard—through its Quantitative Equity Group—serves as the investment advisor for the portfolio. The board determined that continuing the portfolio’s internalized management structure was in the best interests of the portfolio and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the portfolio’s investment management over both the short and long term, and took into account the organizational depth and stability of the advisor. The board noted that Vanguard has been managing investments for more than three decades. The Quantitative Equity Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance

The board considered the short- and long-term performance of the portfolio, including any periods of outperformance or underperformance of its target index and peer group. The board concluded that the portfolio has performed in line with expectations, and that its results have been consistent with its investment strategies. Information about the portfolio’s most recent performance can be found on the Performance Summary page for this portfolio.

Cost

The board concluded that the portfolio’s expense ratio was well below the average expense ratio charged by funds in its peer group. The board noted that the portfolio’s advisory expense ratio was also well below its peer-group average. Information about the portfolio’s expense ratio appears on the About Your Portfolio’s Expenses page as well as in the Financial Statements pages.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that the portfolio’s low-cost arrangement with Vanguard ensures that the portfolio will realize economies of scale as it grows, with the cost to shareholders declining as portfolio assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

10

Vanguard® Short-Term Investment-Grade Portfolio

For the six months ended June 30, 2009, the Short-Term Investment-Grade Portfolio returned about 8%, outpacing its benchmark and peers.

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

As of June 30, the portfolio’s yield was 4.00%, down from 5.78% six months earlier.

Return of appetite for risk underpinned the portfolio’s return

Changes in market sentiment both helped and held back the returns of the Short-Term Investment-Grade Portfolio during the six months ended June 30.

The portfolio benefited from a sharp reversal in what bond investors wanted—from strong demand for U.S. Treasury securities, deemed to be the safest of investments, to strong demand for corporate bonds, especially those of lower credit quality. This helped boost the portfolio’s return to 8.13%, its strongest performance ever for a fiscal six-month period. As bond prices rose, the portfolio’s yield declined (bond prices and yields move in opposite directions).

Despite the strong result, the portfolio’s return was held back a bit. Bond investors favored not just risky investments, but the riskiest: For example, the Barclays Capital U.S. Corporate High Yield Bond Index climbed by about 30% during the period. By contrast, the portfolio focuses on high-quality investment-grade offerings. These include bonds from the financial (mostly large banks) and industrial sectors, each representing about a third of assets, on average.

The portfolio holds a modest amount of short-term Treasury securities to serve as a source of liquidity, especially when credit is tight. These assets acted as a headwind to performance, as Treasury securities of all maturities slid in value in response to the U-turn in investor demand.

Helping compensate for this drag on performance was the advisor’s selection of asset-backed securities (ABS), which represented about 20% of assets, on average. These securities consist of bonds backed by high-quality auto and credit-card receivables. The ABS market is supported by two government programs that were put in place to lessen the financial crisis (the Term Asset-Backed Securities Loan Facility and the Public-Private Investment Program). During the six-month period, ABS investments climbed almost 16%, as measured by the Barclays Capital Asset-Backed Securities Index.

Advisor’s skill, low costs make for a solid foundation

The dramatic change in investor demand during the six-month period—not to mention general economic uncertainty and the occasional financial crisis—put a premium on portfolio management skills. The portfolio’s advisor, Vanguard Fixed Income Group, has navigated the historically unique markets of the past two years extraordinarily well.

The portfolio has also been helped by its low-cost structure, a hallmark of Vanguard investments. Lower costs allow an investment manager to pass along a greater portion of a portfolio’s return to its investors. And lower costs reduce the incentive to take extra risks in an attempt to recoup expenses and achieve competitive returns.

A word on expenses

In the accompanying table, you’ll note our estimated expense ratio for fiscal 2009 and, in the footnote, the actual expense ratio for the first half of the fiscal year. Both figures are up significantly from fiscal 2008. As the value of portfolio assets has declined, the portfolio’s fixed expenses are expected to account for a higher percentage of portfolio assets.

Total Returns
Six Months Ended
June 30, 2009
Vanguard Short-Term Investment-Grade Portfolio	8.13%
Barclays Capital U.S. 1–5 Year Credit Bond Index	7.37
Average 1–5 Year Investment Grade Debt Fund[1]	5.13

Expense Ratios[2]
Your Portfolio Compared With Its Peer Group
		Average 1–5 Year
		Investment Grade
	Portfolio	Debt Fund
Short-Term Investment-Grade Portfolio	0.22%	0.90%

1	Derived from data provided by Lipper Inc.
2

The portfolio expense ratio shown is from the prospectus dated April 29, 2009, and represents estimated costs for the current fiscal year based on the portfolio’s net assets as of the prospectus date. For the six months ended June 30, 2009, the portfolio’s annualized expense ratio was 0.22%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2008.

1

Vanguard Short-Term Investment-Grade Portfolio

Portfolio Profile

As of June 30, 2009

Financial Attributes
		Comparative	Broad
	Portfolio	Index[1]	Index[2]
Number of Issues	898	1,388	8,866
Yield[3]	4.0%	4.4%	4.1%
Yield to Maturity	4.6%[4]	4.4%	4.1%
Average Coupon	4.3%	5.4%	4.9%
Average
Effective Maturity	2.6 years	3.1 years	6.7 years
Average Quality[5]	Aa3	A1	Aa1
Average Duration	2.0 years	2.8 years	4.3 years
Expense Ratio[6]	0.22%	—	—
Short-Term Reserves	3.7%	—	—

Volatility Measures
	Portfolio Versus	Portfolio Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.86	0.29
Beta	0.76	0.50

Distribution by Maturity (% of portfolio)

Under 1 Year	20.2%
1–3 Years	41.9
3–5 Years	33.2
Over 5 Years	4.7

Sector Diversification[7] (% of portfolio)

Asset-Backed/Commercial Mortgage-Backed	25.1%
Finance	28.6
Foreign	1.0
Government Mortgage-Backed	2.8
Industrial	27.0
Treasury/Agency	4.2
Utilities	5.2
Other	2.4
Short-Term Reserves	3.7

Distribution by Credit Quality[5] (% of portfolio)

Aaa	33.9%
Aa	16.4
A	26.8
Baa	16.6
Ba	0.7
B	0.2
Other	5.4

Investment Focus

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

1 Barclays Capital U.S. 1–5 Year Credit Bond Index.

2 Barclays Capital U.S. Aggregate Bond Index.

3 30-day SEC yield for the portfolio; index yield assumes that all bonds are called or prepaid at the earliest possible dates.

4 Before expenses.

5 Source: Moody’s Investors Service.

6 The expense ratio shown is from the prospectus dated April 29, 2009, and represents estimated costs for the current fiscal year based on the portfolio’s net assets as of the prospectus date. For the six months ended June 30, 2009, the portfolio’s annualized expense ratio was 0.22%.

7 The agency sector may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

2

Vanguard Short-Term Investment-Grade Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Fiscal-Year Total Returns (%): February 8, 1999–June 30, 2009

Average Annual Total Returns: Periods Ended June 30, 2009

					Since Inception
	Inception Date	One Year	Five Years	Capital	Income	Total
Short-Term Investment-Grade Portfolio	2/8/1999	3.36%	3.89%	0.45%	4.27%	4.72%

1	Six months ended June 30, 2009.

Note: See Financial Highlights table for dividend and capital gains information.

3

Vanguard Short-Term Investment-Grade Portfolio

Financial Statements (unaudited)

Statement of Net Assets

As of June 30, 2009

The portfolio provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (5.4%)
U.S. Government Securities (2.3%)
	U.S. Treasury Note	0.875%	2/28/11	8,000	7,995
	U.S. Treasury Note	1.375%	2/15/12	1,200	1,199
	U.S. Treasury Note	1.375%	3/15/12	500	499
	U.S. Treasury Note	4.875%	6/30/12	200	219
	U.S. Treasury Note	4.250%	9/30/12	2,800	3,023
	U.S. Treasury Note	1.875%	4/30/14	364	354
					13,289
Agency Notes (0.4%)
1,2	Federal Farm Credit Bank	0.280%	5/4/10	2,000	2,000

Conventional Mortgage-Backed Securities (1.5%)
2,3	Federal Home Loan
	Mortgage Corp.	5.000%	12/1/37–
			9/1/38	4,029	4,097
2,3	Federal Home Loan
	Mortgage Corp.	5.500%	10/1/38	371	383
2,3	Federal Home Loan
	Mortgage Corp.	6.000%	4/1/17	161	171
2,3	Federal National
	Mortgage Assn.	5.000%	5/1/38–
			7/1/38	2,349	2,395
2,3	Federal National
	Mortgage Assn.	5.500%	2/1/38	1,367	1,413
2,3	Federal National
	Mortgage Assn.	6.000%	12/1/16	199	212
2,3	Federal National
	Mortgage Assn.	6.500%	9/1/16	211	224
2,3	Federal National
	Mortgage Assn.	7.000%	4/1/13	9	9
					8,904

Nonconventional Mortgage-Backed Securities (1.2%)
2,3	Federal Home Loan
	Mortgage Corp.	4.073%	6/1/33	369	374
2,3	Federal Home Loan
	Mortgage Corp.	4.091%	6/1/33	104	105
2,3	Federal Home Loan
	Mortgage Corp.	4.159%	5/1/33	81	83
2,3	Federal Home Loan
	Mortgage Corp.	4.195%	5/1/33	116	118
2,3	Federal Home Loan
	Mortgage Corp.	4.461%	2/1/33	55	57
2,3	Federal Home Loan
	Mortgage Corp.	4.479%	7/1/33	438	446
2,3	Federal Home Loan
	Mortgage Corp.	4.876%	8/1/33	106	109
2,3	Federal Home Loan
	Mortgage Corp.	4.978%	1/1/33	36	37
2,3	Federal Home Loan
	Mortgage Corp.	5.203%	10/1/32	32	33
2,3	Federal Home Loan
	Mortgage Corp.	5.237%	9/1/32	30	30
2,3	Federal Home Loan
	Mortgage Corp.	5.254%	9/1/32	35	35
2,3	Federal Home Loan
	Mortgage Corp.	5.268%	9/1/32	42	44
2,3	Federal Home Loan
	Mortgage Corp.	5.374%	8/1/32	23	23
2,3	Federal Home Loan
	Mortgage Corp.	5.555%	8/1/33	73	75
2,3	Federal Home Loan
	Mortgage Corp.	5.857%	8/1/37	736	771
2,3	Federal National
	Mortgage Assn.	2.830%	5/1/33	228	229
2,3	Federal National
	Mortgage Assn.	3.228%	6/1/33	243	243
2,3	Federal National
	Mortgage Assn.	3.593%	4/1/33	296	303
2,3	Federal National
	Mortgage Assn.	3.785%	4/1/33	93	95
2,3	Federal National
	Mortgage Assn.	4.042%	5/1/33	313	317
2,3	Federal National
	Mortgage Assn.	4.046%	5/1/33	450	457
2,3	Federal National
	Mortgage Assn.	4.131%	12/1/32	28	27
2,3	Federal National
	Mortgage Assn.	4.147%	5/1/33	56	57
2,3	Federal National
	Mortgage Assn.	4.277%	7/1/33	149	153

2,3	Federal National
	Mortgage Assn.	4.838%	7/1/33	594	605
2,3	Federal National
	Mortgage Assn.	4.869%	7/1/33	273	280
2,3	Federal National
	Mortgage Assn.	4.969%	8/1/33	96	99
2,3	Federal National
	Mortgage Assn.	5.044%	8/1/33	28	29
2,3	Federal National
	Mortgage Assn.	5.046%	10/1/33	128	132
2,3	Federal National
	Mortgage Assn.	5.060%	7/1/32	20	20
2,3	Federal National
	Mortgage Assn.	5.126%	9/1/33	264	271
2,3	Federal National
	Mortgage Assn.	5.192%	8/1/33	195	199
2,3	Federal National
	Mortgage Assn.	5.203%	9/1/32	13	13
2,3	Federal National
	Mortgage Assn.	5.215%	9/1/32	13	13
2,3	Federal National
	Mortgage Assn.	5.254%	9/1/33	491	504
2,3	Federal National
	Mortgage Assn.	5.371%	8/1/33	82	84
2,3	Federal National
	Mortgage Assn.	5.375%	8/1/33	122	124
2,3	Federal National
	Mortgage Assn.	5.415%	8/1/33	217	223
2,3	Federal National
	Mortgage Assn.	5.479%	8/1/37	157	163

4

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
2,3	Federal National
	Mortgage Assn.	5.580%	2/1/37	153	160
					7,140
Total U.S. Government and Agency Obligations (Cost $31,158)					31,333
Corporate Bonds (87.7%)
Asset-Backed/Commercial Mortgage-Backed Securities (26.7%)
1,3	American Express Credit
	Account Master Trust	0.359%	2/15/13	800	790
1,3	American Express Credit
	Account Master Trust	0.349%	12/15/13	500	487
1,3	American Express
	Issuance Trust	0.349%	8/15/11	500	495
4	BA Covered Bond Issuer	5.500%	6/14/12	800	791
3	Banc of America Commercial
	Mortgage, Inc.	5.334%	9/10/45	330	321
3	Banc of America Funding Corp.	5.567%	9/20/46	1,339	760
3	Banc of America
	Mortgage Securities	5.566%	9/25/32	5	4
3	Banc of America
	Mortgage Securities	3.918%	5/25/33	93	78
3	Banc of America
	Mortgage Securities	5.455%	2/25/34	138	121
3	Banc of America
	Securities Auto Trust	5.180%	6/18/10	71	71
1,3	Bank of America
	Credit Card Trust	0.899%	4/15/13	2,850	2,823
1,3	Bank of America
	Credit Card Trust	0.339%	6/17/13	400	392
1,3	Bank of America
	Credit Card Trust	0.349%	11/15/13	200	195
1,3	Bank of America
	Credit Card Trust	1.519%	12/16/13	3,875	3,857
1,3	Bank of America
	Credit Card Trust	0.319%	4/15/14	669	646
1,3	Bank of America
	Credit Card Trust	1.019%	12/15/14	2,600	2,532
1,3	Bank One Issuance Trust	0.439%	5/15/14	385	375
1,3	Bear Stearns Adjustable
	Rate Mortgage Trust	5.760%	10/25/36	1,395	790
1,3	Bear Stearns Adjustable
	Rate Mortgage Trust	5.456%	5/25/47	1,290	748
3	Bear Stearns Commercial
	Mortgage Securities, Inc.	5.540%	9/11/41	250	221
3	Bear Stearns Commercial
	Mortgage Securities, Inc.	5.478%	10/12/41	1,100	1,076

3	Bear Stearns Commercial
	Mortgage Securities, Inc.	4.254%	7/11/42	211	207
3	Bear Stearns Commercial
	Mortgage Securities, Inc.	5.330%	1/12/45	250	237
3	Bear Stearns Commercial
	Mortgage Securities, Inc.	5.574%	6/11/50	1,000	908
3	Bear Stearns Commercial
	Mortgage Securities, Inc.	5.613%	6/11/50	930	855
[1,3,4]	BMW Floorplan Master
	Owner Trust	0.319%	9/17/11	2,500	2,465
3	BMW Vehicle Lease Trust	2.910%	3/15/12	1,700	1,710
3	BMW Vehicle Lease Trust	3.660%	8/15/13	300	300
3	BMW Vehicle Lease Trust	4.590%	8/15/13	468	472
3,4	Cabela’s Master
	Credit Card Trust	4.310%	12/16/13	1,400	1,414
3	Capital Auto Receivables
	Asset Trust	4.980%	5/15/11	147	149
3	Capital Auto Receivables
	Asset Trust	5.000%	12/15/11	360	369
3	Capital One Auto
	Finance Trust	5.250%	8/15/11	229	230
3	Capital One Multi-Asset
	Execution Trust	4.150%	7/16/12	880	881
1,3	Capital One Multi-Asset
	Execution Trust	0.319%	2/15/13	550	546
1,3	Capital One Multi-Asset
	Execution Trust	0.609%	7/15/13	725	716
3	Capital One Multi-Asset
	Execution Trust	4.850%	2/18/14	2,445	2,535
3	Capital One Multi-Asset
	Execution Trust	5.300%	2/18/14	100	104
1,3	Capital One Multi-Asset
	Execution Trust	0.349%	3/17/14	2,980	2,897
3	Capital One Multi-Asset
	Execution Trust	3.200%	4/15/14	3,800	3,824
1,3	Capital One Multi-Asset
	Execution Trust	1.033%	6/16/14	10	10
1,3	Capital One Multi-Asset
	Execution Trust	0.449%	8/15/14	125	121
1,3	Capital One Multi-Asset
	Execution Trust	0.399%	9/15/15	300	283
1,3	Capital One Multi-Asset
	Execution Trust	0.379%	1/15/16	255	240
3	Capital One Multi-Asset
	Execution Trust	5.050%	2/15/16	1,200	1,246
1,3	Capital One Multi-Asset
	Execution Trust	0.349%	4/15/16	400	371
1,3	Capital One Multi-Asset
	Execution Trust	0.529%	12/15/16	75	69

1,3	Capital One Multi-Asset
	Execution Trust	0.409%	6/17/19	280	240
3	Chase Issuance Trust	4.960%	9/17/12	460	473
1,3	Chase Issuance Trust	0.359%	10/15/12	600	593
3	Chase Issuance Trust	4.650%	12/17/12	100	103
1,3	Chase Issuance Trust	0.339%	3/15/13	450	443
3	Chase Issuance Trust	4.260%	5/15/13	1,000	1,032
1,3	Chase Issuance Trust	0.339%	11/15/13	150	146
1,3	Chase Issuance Trust	0.929%	6/16/14	1,500	1,451
1,3	Chase Issuance Trust	0.389%	12/15/14	300	289
1,3	Chase Issuance Trust	0.389%	12/15/14	305	291
3	Chase Issuance Trust	4.650%	3/15/15	4,000	4,136
3	Chase Issuance Trust	5.400%	7/15/15	2,000	2,118
1,3	Chase Issuance Trust	0.439%	9/15/15	100	95
1,3	Chase Issuance Trust	2.129%	9/15/15	1,400	1,402
3	Citibank Credit Card
	Issuance Trust	5.500%	6/22/12	1,100	1,130
1,3	Citibank Credit Card
	Issuance Trust	1.129%	7/12/12	1,000	989
3	Citibank Credit Card
	Issuance Trust	4.750%	10/22/12	1,000	1,028
3	Citibank Credit Card
	Issuance Trust	5.450%	5/10/13	704	740
1,3	Citibank Credit Card
	Issuance Trust	0.665%	8/20/14	700	676
1,3	Citibank Credit Card
	Issuance Trust	0.385%	10/20/14	500	477
3	Citibank Credit Card
	Issuance Trust	4.850%	4/22/15	5,275	5,461
3	Citibank Credit Card
	Issuance Trust	4.900%	6/23/16	2,000	2,077
1,3	Citibank Credit Card
	Issuance Trust	1.515%	5/22/17	500	488
3	Citibank Credit Card
	Issuance Trust	5.650%	9/20/19	600	612
1,3	Citibank Credit Card
	Issuance Trust	1.690%	5/20/20	1,500	1,422
[1,3,4]	Citibank Omni Master Trust	2.453%	5/16/16	1,300	1,299
3	Citigroup Commercial
	Mortgage Trust	5.888%	12/10/49	1,000	920
3	Citigroup Mortgage
	Loan Trust Inc.	5.910%	7/25/37	771	482

5

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
3	Citigroup Mortgage
	Loan Trust, Inc.	4.685%	3/25/34	145	122
3	Citigroup/Deutsche Bank
	Commercial Mortgage Trust	5.655%	11/15/44	330	301
3	Citigroup/Deutsche Bank
	Commercial Mortgage Trust	5.205%	12/11/49	1,325	1,229
3	CNH Equipment Trust	4.120%	5/15/12	500	505
3	CNH Equipment Trust	5.280%	11/15/12	320	334
3	CNH Equipment Trust	2.970%	3/15/13	870	871
[1,3,4]	CNH Wholesale Master
	Note Trust	0.379%	7/15/12	650	650
3	Commercial Mortgage
	Pass-Through Certificates	5.811%	12/10/49	400	374
3	Countrywide Home Loans	4.099%	5/25/33	105	86
3	Countrywide Home Loans	4.206%	11/19/33	153	128
3	Countrywide Home Loans	5.308%	3/20/36	660	325
3	Countrywide Home Loans	5.373%	2/25/47	852	428
3	Credit Suisse Mortgage
	Capital Certificates	5.512%	2/15/39	480	465
3	Credit Suisse Mortgage
	Capital Certificates	5.912%	6/15/39	825	748
3	Credit Suisse Mortgage
	Capital Certificates	5.589%	9/15/40	700	623
3	DaimlerChrysler Auto Trust	5.330%	8/8/10	31	31
3	DaimlerChrysler Auto Trust	4.980%	2/8/11	258	260
3	DaimlerChrysler Auto Trust	3.700%	6/8/12	800	801
3	DaimlerChrysler Auto Trust	4.710%	9/10/12	500	509
1,3	DaimlerChrysler Master
	Owner Trust	0.349%	11/15/11	329	320
3	Discover Card Master Trust	5.100%	10/15/13	1,150	1,187
3	Discover Card Master Trust	5.650%	12/15/15	1,900	1,967
3	Discover Card Master Trust	5.650%	3/16/20	570	553
3	Fifth Third Auto Trust	4.070%	1/17/12	1,650	1,661
3	First Horizon
	Mortgage Pass-Though Trust	5.485%	1/25/37	1,350	810
3	First Horizon
	Mortgage Pass-Through Trust	5.650%	11/25/36	560	409
3	First Union National
	Bank-Bank of America, N.A.
	Commercial Mortgage Trust	6.136%	3/15/33	115	117
1,3	Fleet Home Equity Loan Trust	0.565%	1/20/33	112	68
3,4	Ford Credit Auto Lease Trust	3.710%	1/15/14	530	527
3	Ford Credit Auto Owner Trust	5.160%	11/15/10	213	215
3	Ford Credit Auto Owner Trust	5.250%	9/15/11	1,000	1,022
3	Ford Credit Auto Owner Trust	5.150%	11/15/11	545	554

3	Ford Credit Auto Owner Trust	3.960%	4/15/12	500	507
3	Ford Credit Auto Owner Trust	4.280%	5/15/12	2,300	2,340
3	Ford Credit Auto Owner Trust	4.950%	3/15/13	150	157
3	Ford Credit Auto Owner Trust	2.790%	8/15/13	1,600	1,603
3	Ford Credit Auto Owner Trust	4.500%	7/15/14	370	372
1,3	Ford Credit Floorplan Master
	Owner Trust	0.569%	6/15/13	1,375	1,137
1,3	GE Capital Commercial
	Mortgage Corp.	5.515%	3/10/44	290	236
3	GE Capital Commercial
	Mortgage Corp.	4.974%	7/10/45	95	81
3	GE Capital Commercial
	Mortgage Corp.	4.353%	6/10/48	449	446
1,3	GE Capital Credit Card
	Master Note Trust	0.359%	3/15/13	400	392
3	GMAC Mortgage Corp.
	Loan Trust	5.303%	11/19/35	254	191
[1,3,4]	Golden Credit Card Trust	1.319%	7/15/17	2,200	2,057
1,3	Granite Master Issuer PLC	0.359%	12/17/54	153	101
1,3	Granite Master Issuer PLC	0.385%	12/20/54	460	320
3	Harley-Davidson
	Motorcycle Trust	5.240%	1/15/12	43	43
3	Harley-Davidson
	Motorcycle Trust	5.220%	3/15/12	415	420
3	Harley-Davidson
	Motorcycle Trust	5.100%	5/15/12	330	333
3,4	Harley-Davidson
	Motorcycle Trust	5.040%	10/15/12	342	347
3	Harley-Davidson
	Motorcycle Trust	3.190%	11/15/13	530	531
3	Honda Auto Receivables
	Owner Trust	5.100%	3/18/11	550	557
3	Honda Auto Receivables
	Owner Trust	5.460%	5/23/11	301	306
3	Honda Auto Receivables
	Owner Trust	4.470%	1/18/12	850	867
3	Honda Auto Receivables
	Owner Trust	5.090%	7/18/13	130	134
3	Hyundai Auto Receivables Trust	5.110%	4/15/11	291	295
3	John Deere Owner Trust	5.040%	7/15/11	166	167
3,4	JP Morgan Auto
	Receivables Trust	5.220%	9/15/12	1,300	1,340
3	JP Morgan Mortgage Trust	5.295%	7/25/35	1,168	860
3	JPMorgan Chase Commercial
	Mortgage Securities	6.260%	3/15/33	136	137
3	JPMorgan Chase Commercial
	Mortgage Securities	4.625%	3/15/46	498	491
3	JPMorgan Chase Commercial
	Mortgage Securities	5.298%	5/15/47	400	375

3	JPMorgan Chase Commercial
	Mortgage Securities	5.991%	6/15/49	1,200	1,112
3	JPMorgan Chase Commercial
	Mortgage Securities	5.629%	2/12/51	550	513
3	JPMorgan Chase Commercial
	Mortgage Securities	5.827%	2/15/51	1,020	943
[1,3,4]	Kildare Securities Ltd.	0.710%	12/10/43	941	669
3	LB-UBS Commercial
	Mortgage Trust	5.303%	2/15/40	800	749
3	LB-UBS Commercial
	Mortgage Trust	5.318%	2/15/40	500	477
3	Master Adjustable Rate
	Mortgages Trust	3.751%	4/25/34	170	141
3	MBNA Credit Card
	Master Note Trust	4.500%	1/15/13	450	460
3	Merrill Lynch Mortgage
	Investors Trust	3.049%	2/25/33	122	92
3	Merrill Lynch Mortgage
	Investors Trust	3.639%	7/25/33	62	61
3	Merrill Lynch Mortgage
	Investors Trust	4.564%	2/25/34	86	72
3	Merrill Lynch Mortgage Trust	4.556%	6/12/43	381	365
3	Merrill Lynch Mortgage Trust	5.918%	6/12/50	900	864
3	Merrill Lynch Mortgage Trust	5.425%	2/12/51	100	90
3	Merrill Lynch/Countrywide
	Commercial Mortgage Trust	5.282%	8/12/48	500	484
3	Merrill Lynch/Countrywide
	Commercial Mortgage Trust	5.693%	6/12/50	250	231
3	Merrill Lynch/Countrywide
	Commercial Mortgage Trust	5.331%	3/12/51	400	387
3	MLCC Mortgage Investors, Inc.	5.444%	5/25/36	763	636
3	Morgan Stanley Capital I	5.802%	6/11/42	1,850	1,750
3	Morgan Stanley Capital I	5.374%	3/12/44	570	557
3	Morgan Stanley Capital I	5.623%	12/12/49	400	363
3	Morgan Stanley Capital I	5.090%	10/12/52	475	467
1,3	Morgan Stanley Dean Witter
	Credit Card Home Equity
	Line of Credit Trust	0.584%	11/25/15	58	34
3	Morgan Stanley
	Mortgage Loan Trust	3.643%	2/25/34	222	182
3	Morgan Stanley
	Mortgage Loan Trust	5.379%	6/25/36	743	588
1,3	National City Credit Card
	Master Trust	0.369%	8/15/12	1,200	1,177

6

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
1,3	National City Credit Card
	Master Trust	0.369%	3/17/14	575	527
3	Nissan Auto Lease Trust	2.920%	12/15/11	930	927
3	Nissan Auto Lease Trust	3.510%	11/17/14	140	140
3	Nissan Auto Receivables
	Owner Trust	5.030%	5/16/11	243	247
3	Nissan Auto Receivables
	Owner Trust	3.890%	8/15/11	975	989
3	Nissan Auto Receivables
	Owner Trust	4.460%	4/16/12	1,275	1,309
3	Nissan Auto Receivables
	Owner Trust	5.450%	6/15/12	512	524
3	Nissan Auto Receivables
	Owner Trust	5.930%	7/16/12	900	956
3	Nissan Auto Receivables
	Owner Trust	3.200%	2/15/13	300	306
3	Nissan Auto Receivables
	Owner Trust	5.000%	9/15/14	1,750	1,841
3	Nissan Auto Receivables
	Owner Trust	4.740%	8/17/15	470	485
[1,3,4]	Nordstrom Private Label
	Credit Card Master Trust	0.379%	5/15/15	2,000	1,780
1,3	Permanent Master Issuer PLC	1.181%	1/15/16	700	673
3	PG&E Energy Recovery
	Funding LLC	4.370%	6/25/14	1,000	1,044
3	Provident Funding Mortgage
	Loan Trust	3.842%	4/25/34	277	228
3	Residential Funding
	Mortgage Securities I	5.841%	8/25/36	1,110	681
3	Residential Funding
	Mortgage Securities I	5.949%	9/25/36	434	243
3	Salomon Brothers
	Mortgage Securities VII	5.552%	9/25/33	325	276
3	Sequoia Mortgage Trust	5.615%	9/20/46	1,315	747
1,3	Swift Master Auto
	Receivables Trust	0.419%	6/15/12	300	280
1,3	Swift Master Auto
	Receivables Trust	0.969%	10/15/12	200	184
3	Thornburg Mortgage
	Securities Trust	3.410%	3/25/44	224	191
3	USAA Auto Owner Trust	4.900%	2/15/12	477	488
3	USAA Auto Owner Trust	4.160%	4/16/12	3,420	3,471
3	USAA Auto Owner Trust	4.640%	10/15/12	1,700	1,754
3	USAA Auto Owner Trust	3.020%	6/17/13	2,000	2,031
3	USAA Auto Owner Trust	4.500%	10/15/13	660	683

3	USAA Auto Owner Trust	4.710%	2/18/14	1,725	1,792
3	Volkswagen Auto Lease Trust	3.410%	4/16/12	1,050	1,065
3	Volkswagen Auto Loan
	Enhanced Trust	5.470%	3/20/13	2,375	2,516
1,3	Wachovia Asset
	Securitization, Inc.	0.574%	6/25/33	38	15
3	Wachovia Auto Loan
	Owner Trust	5.100%	7/20/11	46	46
3	Wachovia Auto Owner Trust	5.390%	9/20/11	368	373
1,3	Wachovia Bank Commercial
	Mortgage Trust	5.384%	10/15/44	983	896
3	Wachovia Bank Commercial
	Mortgage Trust	5.569%	5/15/46	700	646
3	Wachovia Bank Commercial
	Mortgage Trust	5.275%	11/15/48	390	367
3	Washington Mutual Mortgage
	Pass-Through Certificates	4.522%	1/25/33	31	25
3	Washington Mutual Mortgage
	Pass-Through Certificates	3.686%	8/25/33	71	60
3	Washington Mutual Mortgage
	Pass-Through Certificates	4.542%	9/25/33	86	71
3	Wells Fargo Home Equity Trust	3.970%	5/25/34	280	267
3	Wells Fargo Mortgage Backed
	Securities Trust	5.627%	10/25/36	1,254	878
3	World Omni Auto
	Receivables Trust	5.230%	2/15/11	79	80
3	World Omni Auto
	Receivables Trust	3.940%	10/15/12	360	365
3	World Omni Auto
	Receivables Trust	5.130%	4/15/13	550	572
3	World Omni Auto
	Receivables Trust	3.330%	5/15/13	680	681
3	World Omni Auto
	Receivables Trust	5.120%	5/15/14	410	407
					154,279
Finance (29.6%)
	Banking (19.3%)
	American Express Bank, FSB	5.500%	4/16/13	675	662
1	American Express
	Centurion Bank	0.478%	11/16/09	225	221
	American Express
	Centurion Bank	5.200%	11/26/10	675	687
	American Express Co.	7.250%	5/20/14	1,500	1,557
1	American Express Credit Corp.	0.470%	10/4/10	400	383
1,4	ANZ National Bank
	International Ltd.	1.014%	8/7/09	400	399
4	ANZ National Bank
	International Ltd.	6.200%	7/19/13	450	462
	Astoria Financial Corp.	5.750%	10/15/12	250	227

3,4	Banco Mercantil del Norte	6.135%	10/13/16	450	393
1,4	Banco Santander Chile	0.983%	12/9/09	400	397
3	Bank of America
	Capital Trust XIV	5.630%	12/31/49	1,371	679
	Bank of America Corp.	5.375%	8/15/11	1,031	1,061
5	Bank of America Corp.	2.100%	4/30/12	3,000	3,010
	Bank of America Corp.	4.875%	1/15/13	1,000	983
	Bank of New York Mellon	7.300%	12/1/09	100	102
	Bank of New York Mellon	4.950%	1/14/11	300	310
	Bank of New York Mellon	5.125%	11/1/11	100	105
	Bank of New York Mellon	4.950%	11/1/12	50	53
	Bank of New York Mellon	4.500%	4/1/13	575	593
	Bank of New York Mellon	4.300%	5/15/14	1,500	1,533
4	Bank of Scotland PLC	4.000%	9/15/09	2,000	1,987
1	Barclays Bank PLC	1.066%	8/10/09	1,050	1,050
	Barclays Bank PLC	7.400%	12/15/09	150	153
	Barclays Bank PLC	5.450%	9/12/12	450	472
3,4	Barclays Bank PLC	7.375%	12/15/49	100	65
	BB&T Corp.	6.500%	8/1/11	1,375	1,424
	BB&T Corp.	5.700%	4/30/14	775	792
1	Bear Stearns Co., Inc.	0.902%	9/9/09	2,010	2,008
	Bear Stearns Co., Inc.	4.500%	10/28/10	387	398
1	Bear Stearns Co., Inc.	1.269%	1/31/11	110	108
	Bear Stearns Co., Inc.	6.950%	8/10/12	2,550	2,781
4	BNP Paribas	5.125%	1/15/15	500	457
1,4	BTMU Curacao Holdings NV	0.930%	12/19/16	835	647
	Capital One Bank USA N.A.	5.750%	9/15/10	100	103
	Capital One Bank USA N.A.	6.500%	6/13/13	125	124
	Capital One Financial Corp.	4.800%	2/21/12	750	736
	Capital One Financial Corp.	7.375%	5/23/14	300	309
3,4	CBG Florida REIT Corp.	7.114%	2/15/49	560	95
	Charter One Bank N.A.	5.500%	4/26/11	380	386
5	Citigroup Funding, Inc.	2.000%	3/30/12	2,000	2,009
	Citigroup, Inc.	6.500%	1/18/11	375	381
	Citigroup, Inc.	5.100%	9/29/11	400	397
	Citigroup, Inc.	5.625%	8/27/12	925	862
	Citigroup, Inc.	5.300%	10/17/12	1,335	1,287
	Citigroup, Inc.	5.500%	4/11/13	1,785	1,684
	Citigroup, Inc.	6.500%	8/19/13	400	388
	Citigroup, Inc.	6.125%	11/21/17	475	421
4	Commonwealth
	Bank of Australia	5.000%	11/6/12	400	406
3,4	Commonwealth
	Bank of Australia	6.024%	3/15/49	450	274

7

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
1,4	Compass Bank	1.749%	10/9/09	1,070	1,069
	Countrywide Financial Corp.	5.800%	6/7/12	1,000	1,001
1,4	Credit Agricole	0.714%	5/28/10	2,125	2,098
3,4	Credit Agricole	6.637%	5/31/49	175	105
1	Credit Suisse First
	Boston USA, Inc.	1.083%	8/15/10	600	597
	Credit Suisse First
	Boston USA, Inc.	5.250%	3/2/11	300	315
	Credit Suisse First
	Boston USA, Inc.	5.500%	8/16/11	850	901
	Credit Suisse First
	Boston USA, Inc.	6.125%	11/15/11	1,435	1,541
	Credit Suisse First
	Boston USA, Inc.	6.500%	1/15/12	155	168
	Credit Suisse First
	Boston USA, Inc.	5.125%	1/15/14	140	144
	Credit Suisse New York	3.450%	7/2/12	2,200	2,224
	Credit Suisse New York	5.000%	5/15/13	445	444
	Credit Suisse New York	5.500%	5/1/14	1,265	1,317
1	Deutsche Bank
	New York Branch	0.902%	8/21/09	1,050	1,049
1,4	Development Bank
	of Singapore Ltd.	1.074%	5/16/17	1,250	1,090
1,4	DnB NOR Bank ASA	1.209%	10/13/09	1,400	1,393
	Fifth Third Bancorp.	4.200%	2/23/10	600	600
	Fifth Third Bancorp.	6.250%	5/1/13	225	223
1	First Tennessee Bank	0.754%	12/17/09	500	499
	FirstStar Bank	7.125%	12/1/09	85	87
3	Goldman Sachs Capital II	5.793%	12/29/49	425	265
1	Goldman Sachs Group, Inc.	1.430%	7/23/09	160	160
1	Goldman Sachs Group, Inc.	0.692%	12/23/09	250	250
1	Goldman Sachs Group, Inc.	0.901%	6/28/10	2,045	2,034
	Goldman Sachs Group, Inc.	6.600%	1/15/12	100	107
	Goldman Sachs Group, Inc.	5.700%	9/1/12	100	104
	Goldman Sachs Group, Inc.	5.450%	11/1/12	1,050	1,096
	Goldman Sachs Group, Inc.	6.000%	5/1/14	605	633
	Goldman Sachs Group, Inc.	5.625%	1/15/17	130	121
	Goldman Sachs Group, Inc.	6.150%	4/1/18	500	490
	HSBC Bank PLC	6.950%	3/15/11	725	753
1	HSBC Bank USA	0.759%	12/14/09	1,500	1,497
4	ICICI Bank Ltd.	5.750%	1/12/12	200	196
1	Independence Community Bank	3.027%	4/1/14	315	227
	JPMorgan Chase & Co.	4.600%	1/17/11	1,800	1,854
	JPMorgan Chase & Co.	4.850%	6/16/11	900	933
	JPMorgan Chase & Co.	6.625%	3/15/12	1,060	1,121

	JPMorgan Chase & Co.	5.375%	10/1/12	1,165	1,223
	JPMorgan Chase & Co.	4.750%	5/1/13	550	561
	JPMorgan Chase & Co.	4.891%	9/1/15	560	476
3	JPMorgan Chase & Co.	7.900%	12/29/49	450	387
	KeyCorp	6.500%	5/14/13	500	492
3,4	Lloyds TSB Group PLC	6.267%	11/14/49	475	163
	M&I Marshall & Ilsley Bank	5.150%	2/22/12	500	433
1,4	Manufacturers &
	Traders Trust Co.	2.707%	4/1/13	400	344
3	Mellon Capital IV	6.244%	6/29/49	750	510
1	Merrill Lynch & Co., Inc.	1.236%	2/5/10	1,385	1,373
	Merrill Lynch & Co., Inc.	4.250%	2/8/10	1,075	1,086
	Merrill Lynch & Co., Inc.	4.790%	8/4/10	645	648
	Merrill Lynch & Co., Inc.	5.770%	7/25/11	625	645
	Merrill Lynch & Co., Inc.	6.050%	8/15/12	425	432
	Merrill Lynch & Co., Inc.	5.450%	2/5/13	550	536
1	Morgan Stanley	1.411%	1/15/10	1,300	1,293
	Morgan Stanley	6.750%	4/15/11	1,574	1,657
5	Morgan Stanley	3.250%	12/1/11	1,000	1,037
	Morgan Stanley	6.600%	4/1/12	475	504
	Morgan Stanley	5.250%	11/2/12	700	722
	Morgan Stanley	5.300%	3/1/13	375	380
	Morgan Stanley	6.000%	5/13/14	840	854
	Morgan Stanley	6.625%	4/1/18	815	809
	National Australia Bank	8.600%	5/19/10	420	443
	National City Bank -
	Cleveland OH	4.500%	3/15/10	1,850	1,885
	National City Bank -
	Cleveland OH	6.200%	12/15/11	400	412
	National City Bank -
	Cleveland OH	4.625%	5/1/13	650	613
	North Fork Bancorp., Inc.	5.875%	8/15/12	134	130
	Northern Trust Corp.	5.500%	8/15/13	250	265
	PNC Funding Corp.	5.125%	12/14/10	660	666
4	Rabobank Nederland NV	4.200%	5/13/14	1,960	1,954
	Santander Financial Issuances	6.375%	2/15/11	1,100	1,073
1,4	Santander U.S. Debt, S.A.
	Unipersonal	0.697%	11/20/09	1,900	1,876
	Sanwa Bank Ltd.	7.400%	6/15/11	250	258
4	Scotland International Finance	7.700%	8/15/10	900	886
3,4	Societe Generale	5.922%	12/5/49	200	124
	Sovereign Bancorp, Inc.	4.800%	9/1/10	170	168
1	Sovereign Bancorp, Inc.	2.738%	8/1/13	45	34
3	State Street Capital Trust III	8.250%	3/15/42	175	152
	State Street Corp.	7.650%	6/15/10	175	184
1,4	Unicredit Luxembourg Finance	1.479%	1/13/17	1,175	790
	US Bancorp	4.200%	5/15/14	1,500	1,521
	US Bank NA	6.375%	8/1/11	1,355	1,450
	US Bank NA	6.300%	2/4/14	350	380

	US Bank NA	4.950%	10/30/14	350	367
3	USB Capital IX	6.189%	4/15/49	1,190	794
3,4	USB Realty Corp.	6.091%	12/15/49	270	157
	Wachovia Bank NA	7.800%	8/18/10	1,000	1,050
	Wachovia Bank NA	4.800%	11/1/14	100	96
	Wachovia Bank NA	4.875%	2/1/15	200	194
	Wachovia Bank NA	5.000%	8/15/15	250	239
3	Wachovia Capital Trust III	5.800%	3/15/11	585	351
	Wachovia Corp.	4.375%	6/1/10	100	102
	Wachovia Corp.	5.350%	3/15/11	700	720
1	Wachovia Corp.	1.261%	10/15/11	550	524
	Wachovia Corp.	5.300%	10/15/11	1,900	1,976
	Wachovia Corp.	5.500%	5/1/13	1,175	1,215
6	Washington Mutual Bank	5.550%	6/16/10	210	55
6	Washington Mutual Bank	6.875%	6/15/11	517	1
	Washington Mutual
	Finance Corp.	6.875%	5/15/11	150	153
	Wells Fargo & Co.	4.625%	8/9/10	120	123
	Wells Fargo & Co.	4.875%	1/12/11	2,475	2,547
	Wells Fargo & Co.	5.300%	8/26/11	500	522
	Wells Fargo & Co.	5.250%	10/23/12	425	439
	Wells Fargo Bank NA	6.450%	2/1/11	1,396	1,458
	Wells Fargo Bank NA	4.750%	2/9/15	775	752
1	Zions Bancorp.	2.150%	12/10/09	1,400	1,261

	Brokerage (0.2%)
	Charles Schwab Corp.	4.950%	6/1/14	585	598
	Jefferies Group Inc.	5.875%	6/8/14	150	136
	Jefferies Group Inc.	8.500%	7/15/19	220	219
1,6	Lehman Brothers
	Holdings E-Capital Trust I	2.998%	8/19/65	210	—
1,6	Lehman Brothers Holdings, Inc.	2.911%	8/21/09	550	82
1,6	Lehman Brothers Holdings, Inc.	2.907%	11/16/09	880	132
1,6	Lehman Brothers Holdings, Inc.	2.951%	5/25/10	445	67
6	Lehman Brothers Holdings, Inc.	5.750%	7/18/11	1,600	240
6	Lehman Brothers Holdings, Inc.	5.625%	1/24/13	220	33

	Finance Companies (4.7%)
	American General Finance Corp.	5.375%	9/1/09	435	422
	American General Finance Corp.	3.875%	10/1/09	1,000	956
	American General Finance Corp.	4.875%	5/15/10	200	170
	American General Finance Corp.	5.200%	12/15/11	290	189
	American General Finance Corp.	4.875%	7/15/12	380	226
1	General Electric Capital Corp.	1.016%	5/10/10	1,600	1,583
	General Electric Capital Corp.	5.500%	4/28/11	575	596
	General Electric Capital Corp.	5.875%	2/15/12	32	34

8

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	General Electric Capital Corp.	4.375%	3/3/12	350	356
5	General Electric Capital Corp.	2.250%	3/12/12	2,000	2,020
	General Electric Capital Corp.	5.000%	4/10/12	500	512
	General Electric Capital Corp.	6.000%	6/15/12	400	423
7	General Electric Capital Corp.	5.250%	10/19/12	2,713	2,799
	General Electric Capital Corp.	5.450%	1/15/13	1,200	1,244
	General Electric Capital Corp.	4.800%	5/1/13	1,510	1,531
	General Electric Capital Corp.	5.900%	5/13/14	60	62
3	General Electric Capital Corp.	6.375%	11/15/67	375	247
5	GMAC LLC	2.200%	12/19/12	1,000	997
	HSBC Finance Corp.	4.625%	9/15/10	1,070	1,078
	HSBC Finance Corp.	5.250%	1/14/11	2,100	2,112
	HSBC Finance Corp.	6.750%	5/15/11	1,225	1,259
	HSBC Finance Corp.	5.700%	6/1/11	1,175	1,184
	HSBC Finance Corp.	6.375%	10/15/11	526	537
	HSBC Finance Corp.	5.900%	6/19/12	1,720	1,722
	HSBC Finance Corp.	5.250%	1/15/14	350	343
	International Lease
	Finance Corp.	4.750%	7/1/09	155	150
	International Lease
	Finance Corp.	4.875%	9/1/10	300	273
	International Lease
	Finance Corp.	5.125%	11/1/10	250	222
	International Lease
	Finance Corp.	5.450%	3/24/11	600	511
	International Lease
	Finance Corp.	5.750%	6/15/11	425	358
	International Lease
	Finance Corp.	4.750%	1/13/12	1,900	1,496
	International Lease
	Finance Corp.	5.300%	5/1/12	750	577
	SLM Corp.	4.500%	7/26/10	1,000	948

	Insurance (3.9%)
	Aetna, Inc.	5.750%	6/15/11	170	178
	Allstate Corp.	6.200%	5/16/14	540	568
4	Berkshire Hathaway
	Finance Corp.	4.000%	4/15/12	1,100	1,127
	Berkshire Hathaway
	Finance Corp.	4.500%	1/15/13	650	677
	Berkshire Hathaway
	Finance Corp.	5.000%	8/15/13	50	52
3	Chubb Corp.	6.375%	3/29/67	80	63
4	ING Security Life
	Institutional Funding	4.250%	1/15/10	200	196

4	Jackson National Life
	Global Funding	5.375%	5/8/13	450	435
4	John Hancock Global Funding II	7.900%	7/2/10	1,000	1,027
4	Liberty Mutual Group, Inc.	4.875%	2/1/10	200	196
3,4	Liberty Mutual Group, Inc.	7.000%	3/15/37	175	104
3	Lincoln National Corp.	6.050%	4/20/67	195	119
1,4	MassMutual Global Funding II	1.167%	4/21/11	2,700	2,608
1,4	MassMutual Global Funding II	0.789%	12/6/13	350	323
1,4	Merna Reinsurance Ltd.	2.347%	7/7/10	420	392
1,4	MetLife Global Funding I	1.014%	5/18/10	1,100	1,076
4	MetLife Global Funding I	5.125%	4/10/13	1,160	1,173
4	MetLife Global Funding I	5.125%	6/10/14	220	218
4	Monumental Global Funding II	4.375%	7/30/09	400	399
4	Monumental Global Funding II	4.625%	3/15/10	350	349
4	New York Life Global Funding	4.625%	8/16/10	220	225
4	New York Life Global Funding	5.250%	10/16/12	220	233
3,4	Oil Insurance Ltd.	7.558%	6/30/49	300	146
4	PRICOA Global Funding I	4.200%	1/15/10	390	391
4	PRICOA Global Funding I	5.450%	6/11/14	340	339
	Principal Financial Group, Inc.	7.875%	5/15/14	400	412
4	Principal Life Global Funding I	4.400%	10/1/10	200	200
4	Principal Life Global Funding I	6.250%	2/15/12	100	103
4	Principal Life Global Funding I	5.125%	10/15/13	360	338
	Principal Life Income
	Funding Trusts	5.125%	3/1/11	600	613
	Principal Life Income
	Funding Trusts	5.300%	4/24/13	340	340
3	Progressive Corp.	6.700%	6/15/37	160	113
	Prudential Financial, Inc.	5.800%	6/15/12	560	561
	Prudential Financial, Inc.	5.100%	9/20/14	250	234
	Prudential Financial, Inc.	6.200%	1/15/15	150	147
4	TIAA Global Markets	4.950%	7/15/13	140	144
	Travelers Cos. Inc.	5.375%	6/15/12	250	254
3	Travelers Cos. Inc.	6.250%	3/15/37	350	281
	Travelers Property
	Casualty Corp.	5.000%	3/15/13	640	644
	UnitedHealth Group, Inc.	5.125%	11/15/10	430	446
	UnitedHealth Group, Inc.	5.250%	3/15/11	530	554
	UnitedHealth Group, Inc.	5.500%	11/15/12	805	834
	UnitedHealth Group, Inc.	4.875%	2/15/13	220	220
	UnitedHealth Group, Inc.	4.875%	4/1/13	490	489
	WellPoint Inc.	4.250%	12/15/09	400	403
	WellPoint Inc.	5.000%	1/15/11	300	308
	WellPoint Inc.	6.375%	1/15/12	250	262
	WellPoint Inc.	6.800%	8/1/12	175	186
	WellPoint Inc.	6.000%	2/15/14	955	977
	Willis North America Inc.	5.125%	7/15/10	170	167
4	Xlliac Global Funding	4.800%	8/10/10	330	307
3,4	ZFS Finance USA Trust I	5.875%	5/9/32	325	229

	Other Finance (0.3%)
1	Paccar Financial Corp.	0.904%	5/17/10	1,575	1,568

	Real Estate Investment Trusts (1.2%)
	Arden Realty LP	5.200%	9/1/11	180	184
	AvalonBay Communities, Inc.	5.500%	1/15/12	225	226
	Boston Properties, Inc.	6.250%	1/15/13	268	267
	Brandywine
	Operating Partnership	5.750%	4/1/12	390	354
	Developers Diversified
	Realty Corp.	5.250%	4/15/11	170	144
	Health Care Property
	Investors, Inc.	6.450%	6/25/12	300	295
	Health Care REIT, Inc.	8.000%	9/12/12	485	498
	Kimco Realty Corp.	4.820%	8/15/11	325	311
	Liberty Property LP	6.375%	8/15/12	200	191
	Regency Centers LP	7.950%	1/15/11	100	99
	Simon Property Group, L.P.	4.875%	8/15/10	350	353
	Simon Property Group, L.P.	5.375%	6/1/11	120	121
	Simon Property Group, L.P.	5.600%	9/1/11	220	224
	Simon Property Group, L.P.	6.350%	8/28/12	65	66
	Simon Property Group, L.P.	5.300%	5/30/13	644	620
	Simon Property Group, L.P.	6.750%	5/15/14	1,200	1,208
4	WEA Finance/ WCI Finanace	5.400%	10/1/12	400	379
4	WEA Finance/WT Finance	7.500%	6/2/14	800	802
4	Westfield Capital Corp. Ltd.	4.375%	11/15/10	450	443
					171,029
Industrial (26.7%)
	Basic Industry (1.3%)
	Air Products & Chemicals Inc.	4.150%	2/1/13	300	300
	Alcoa, Inc.	6.000%	7/15/13	550	537
	ArcelorMittal	5.375%	6/1/13	375	359
	Barrick Gold Finance Inc.	6.125%	9/15/13	550	587
	BHP Billiton Finance (USA) Ltd.	4.800%	4/15/13	175	183
	BHP Billiton Finance (USA) Ltd.	5.500%	4/1/14	475	510
	Dow Chemical Co.	7.600%	5/15/14	1,350	1,392
	International Paper Co.	7.950%	6/15/18	175	168
	PPG Industries, Inc.	5.750%	3/15/13	380	395
	Rio Tinto Finance USA Ltd.	5.875%	7/15/13	915	921
	Rio Tinto Finance USA Ltd.	8.950%	5/1/14	800	887
	Rohm & Haas Co.	5.600%	3/15/13	470	464
	Weyerhaeuser Co.	6.750%	3/15/12	221	221
1,4	Xstrata Finance Dubai Ltd.	1.270%	11/13/09	250	243

9

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Capital Goods (3.2%)
	3M Co.	4.500%	11/1/11	500	532
	Allied Waste North America Inc.	6.125%	2/15/14	100	99
	Allied Waste North America Inc.	6.875%	6/1/17	200	198
4	BAE Systems Holdings Inc.	4.750%	8/15/10	745	751
	Boeing Capital Corp.	6.100%	3/1/11	450	480
	Boeing Capital Corp.	6.500%	2/15/12	775	851
	Boeing Co.	5.000%	3/15/14	750	790
1	Caterpillar Financial
	Services Corp.	1.006%	8/11/09	900	900
	Caterpillar Financial
	Services Corp.	4.300%	6/1/10	20	21
	Caterpillar Financial
	Services Corp.	5.750%	2/15/12	1,500	1,584
	Caterpillar Financial
	Services Corp.	4.250%	2/8/13	1,470	1,477
	Cooper Industries, Inc.	5.250%	11/15/12	300	322
	CRH America Inc.	5.625%	9/30/11	675	663
	CRH America Inc.	6.950%	3/15/12	200	201
	Emerson Electric Co.	4.125%	4/15/15	230	237
	General Dynamics Corp.	1.800%	7/15/11	225	226
	General Dynamics Corp.	5.250%	2/1/14	340	364
1	Honeywell International, Inc.	1.142%	7/27/09	200	200
	Honeywell International, Inc.	6.125%	11/1/11	185	203
	Honeywell International, Inc.	4.250%	3/1/13	75	78
4	Illinois Tool Works, Inc.	5.150%	4/1/14	575	605
	Ingersoll-Rand Global
	Holding Co. Ltd.	6.000%	8/15/13	455	458
1	John Deere Capital Corp.	1.412%	10/16/09	800	800
	John Deere Capital Corp.	5.400%	10/17/11	600	642
	John Deere Capital Corp.	7.000%	3/15/12	650	716
	John Deere Capital Corp.	5.250%	10/1/12	1,750	1,849
	Lafarge SA	6.150%	7/15/11	50	51
	Litton Industries, Inc.	8.000%	10/15/09	100	102
1	Martin Marietta Materials, Inc	1.189%	4/30/10	425	418
	Northrop Grumman
	Systems Corp.	7.125%	2/15/11	200	216
	Raytheon Co.	4.850%	1/15/11	695	724
	Roper Industries Inc.	6.625%	8/15/13	350	356
	Textron Financial Corp.	4.600%	5/3/10	270	259
	Textron Financial Corp.	5.400%	4/28/13	330	270
	Tyco International Group SA	6.375%	10/15/11	235	248
	Tyco International Group SA	8.500%	1/15/19	400	443

	Communication (6.4%)
1	AT&T Inc.	1.116%	2/5/10	800	800
	AT&T Inc.	7.300%	11/15/11	1,130	1,241
	AT&T Inc.	5.875%	2/1/12	1,500	1,605
	AT&T Inc.	6.700%	11/15/13	500	548
	AT&T Wireless	7.875%	3/1/11	1,000	1,080
	AT&T Wireless	8.125%	5/1/12	200	224
	British Sky Broadcasting Corp.	8.200%	7/15/09	1,090	1,092
	British Telecommunications PLC	9.125%	12/15/10	2,080	2,209
	CBS Corp.	8.200%	5/15/14	500	513
	Comcast Cable
	Communications, Inc.	6.750%	1/30/11	965	1,020
	Comcast Corp.	5.850%	1/15/10	470	481
	Comcast Corp.	5.500%	3/15/11	640	669
	Comcast Corp.	5.300%	1/15/14	400	412
	Cox Communications, Inc.	7.875%	8/15/09	563	567
	Cox Communications, Inc.	4.625%	1/15/10	600	604
	Cox Communications, Inc.	7.125%	10/1/12	100	107
	Cox Communications, Inc.	4.625%	6/1/13	100	98
	Deutsche Telekom
	International Finance	8.500%	6/15/10	525	552
	Deutsche Telekom
	International Finance	5.250%	7/22/13	200	206
	Deutsche Telekom
	International Finance	5.875%	8/20/13	735	772
	France Telecom	7.750%	3/1/11	2,770	2,994
	France Telecom	4.375%	7/8/14	500	503
3	NYNEX Corp.	9.550%	5/1/10	51	53
	Reed Elsevier Capital	7.750%	1/15/14	200	214
	Rogers Communications Inc.	7.250%	12/15/12	240	261
	Rogers Communications Inc.	6.375%	3/1/14	500	536
	Telecom Italia Capital S.A.	4.000%	1/15/10	1,000	1,006
	Telecom Italia Capital S.A.	4.875%	10/1/10	300	303
	Telecom Italia Capital S.A.	6.175%	6/18/14	425	430
	Telefonica Emisiones SAU	5.984%	6/20/11	2,860	3,020
	Telefonica Europe BV	7.750%	9/15/10	380	401
	Telefonos de Mexico SA	4.750%	1/27/10	430	435
	Time Warner Cable Inc.	5.400%	7/2/12	250	260
	Time Warner Cable Inc.	6.200%	7/1/13	850	895
	Time Warner Cable Inc.	7.500%	4/1/14	325	358
	Verizon Communications Inc.	4.350%	2/15/13	100	102
	Verizon Communications Inc.	5.250%	4/15/13	1,400	1,474
	Verizon Communications Inc.	5.500%	2/15/18	475	481
	Verizon Global Funding Corp.	7.250%	12/1/10	740	789
	Verizon Global Funding Corp.	6.875%	6/15/12	415	457
	Verizon Global Funding Corp.	7.375%	9/1/12	300	337
4	Verizon Wireless Capital LLC	3.750%	5/20/11	1,450	1,477
4	Verizon Wireless Capital LLC	5.250%	2/1/12	450	472
4	Verizon Wireless Capital LLC	7.375%	11/15/13	300	336

4	Verizon Wireless Capital LLC	5.550%	2/1/14	350	370
4	Vivendi	5.750%	4/4/13	450	453
	Vodafone Group PLC	7.750%	2/15/10	1,202	1,245
	Vodafone Group PLC	5.500%	6/15/11	1,050	1,107
	Vodafone Group PLC	5.350%	2/27/12	390	411
	Vodafone Group PLC	5.000%	12/16/13	570	591
	Vodafone Group PLC	4.150%	6/10/14	500	492

	Consumer Cyclical (3.0%)
4	American Honda Finance	5.125%	12/15/10	520	513
4	American Honda Finance	4.625%	4/2/13	450	423
	Autozone, Inc.	6.500%	1/15/14	450	469
	Best Buy Co.	6.750%	7/15/13	350	363
	Centex Corp.	5.800%	9/15/09	205	206
	CVS Caremark Corp.	4.000%	9/15/09	225	226
3	CVS Caremark Corp.	6.302%	6/1/37	375	278
3,4	CVS Pass-Through Trust	6.117%	1/10/13	500	509
	Daimler Finanace North
	America LLC	6.500%	11/15/13	480	493
	DaimlerChrysler North
	America Holding Corp.	7.200%	9/1/09	250	250
	DaimlerChrysler North
	America Holding Corp.	4.875%	6/15/10	690	690
	DaimlerChrysler North
	America Holding Corp.	8.000%	6/15/10	110	114
	DaimlerChrysler North
	America Holding Corp.	5.875%	3/15/11	900	913
	DaimlerChrysler North
	America Holding Corp.	7.300%	1/15/12	450	465
	Darden Restaurants Inc.	5.625%	10/15/12	150	152
	Federated Retail Holding	5.350%	3/15/12	525	478
4	Harley-Davidson Funding Corp.	5.250%	12/15/12	250	234
4	Harley-Davidson Inc.	5.000%	12/15/10	200	197
	J.C. Penney Corp., Inc.	8.000%	3/1/10	100	101
	J.C. Penney Corp., Inc.	9.000%	8/1/12	510	517
	K. Hovnanian Enterprises	6.250%	1/15/16	160	77
	Lennar Corp.	5.125%	10/1/10	100	96
	Lowe’s Cos., Inc.	8.250%	6/1/10	200	212
	Lowe’s Cos., Inc.	5.600%	9/15/12	425	457
	Macys Retail Holdings Inc.	6.625%	4/1/11	385	370
	McDonald’s Corp.	4.300%	3/1/13	300	312
	MGM Mirage, Inc.	6.750%	4/1/13	100	66
4	Nissan Motor Acceptance Corp.	4.625%	3/8/10	680	662
4	Nissan Motor Acceptance Corp.	5.625%	3/14/11	800	780
	Nordstrom, Inc.	6.750%	6/1/14	75	78

10

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Staples Inc.	7.750%	4/1/11	100	106
	Target Corp.	5.875%	3/1/12	400	432
	Target Corp.	5.125%	1/15/13	220	234
1	The Walt Disney Co.	1.192%	7/16/10	450	450
	The Walt Disney Co.	5.700%	7/15/11	85	91
	The Walt Disney Co.	6.375%	3/1/12	35	38
	The Walt Disney Co.	4.500%	12/15/13	757	790
1	Time Warner, Inc.	1.150%	11/13/09	500	499
	Time Warner, Inc.	6.875%	5/1/12	110	117
3	Toyota Motor Credit Corp.	2.750%	8/6/09	25	25
	Viacom Inc.	5.750%	4/30/11	100	103
	Wal-Mart Stores, Inc.	4.250%	4/15/13	1,325	1,387
	Wal-Mart Stores, Inc.	3.200%	5/15/14	425	423
	Walgreen Co.	4.875%	8/1/13	600	634
	Western Union Co.	5.400%	11/17/11	500	521
	Western Union Co.	6.500%	2/26/14	500	536
	Yum! Brands, Inc.	8.875%	4/15/11	200	218

	Consumer Noncyclical (6.3%)
	Abbott Laboratories	3.750%	3/15/11	150	155
	Abbott Laboratories	5.600%	5/15/11	380	408
	Abbott Laboratories	5.150%	11/30/12	1,150	1,249
	Altria Group, Inc.	8.500%	11/10/13	1,250	1,427
	AmerisourceBergen Corp.	5.625%	9/15/12	260	267
	Amgen Inc.	4.000%	11/18/09	750	759
4	Anheuser-Busch Cos., Inc.	7.200%	1/15/14	850	906
4	Anheuser-Busch InBev
	Worldwide Inc.	5.375%	11/15/14	300	303
1	AstraZeneca PLC	0.947%	9/11/09	850	849
	AstraZeneca PLC	5.400%	9/15/12	350	379
	AstraZeneca PLC	5.400%	6/1/14	240	261
	Avon Products, Inc.	5.625%	3/1/14	225	237
	Baxter Finco, BV	4.750%	10/15/10	440	456
	Becton, Dickinson & Co.	7.150%	10/1/09	100	101
	Biogen Idec Inc.	6.000%	3/1/13	895	914
	Bristol-Myers Squibb Co.	5.250%	8/15/13	130	139
1	Cardinal Health, Inc.	1.462%	10/2/09	425	423
4	Cargill Inc.	5.200%	1/22/13	950	955
	Clorox Co.	5.000%	3/1/13	75	78
	Coca-Cola Co.	3.625%	3/15/14	500	507
	Coca-Cola Enterprises Inc.	5.000%	8/15/13	500	525
	Coca-Cola Enterprises Inc.	7.375%	3/3/14	350	401
	Coca-Cola Enterprises Inc.	4.250%	3/1/15	100	101
	Covidien International	5.150%	10/15/10	420	430
	Delhaize America Inc.	5.875%	2/1/14	50	51

	Diageo Capital PLC	5.200%	1/30/13	150	157
	Express Scripts, Inc.	5.250%	6/15/12	650	671
1	General Mills, Inc.	1.231%	1/22/10	650	648
	General Mills, Inc.	5.650%	9/10/12	320	345
	General Mills, Inc.	5.250%	8/15/13	400	419
	GlaxoSmithKline Capital Inc.	4.850%	5/15/13	680	713
	H.J. Heinz Co.	5.350%	7/15/13	175	182
	Hasbro Inc.	6.125%	5/15/14	200	206
	Hershey Foods Corp.	5.300%	9/1/11	125	134
	Hormel Foods Corp.	6.625%	6/1/11	100	108
1	Hospira, Inc.	1.078%	3/30/10	300	297
	Kellogg Co.	6.600%	4/1/11	620	667
	Kellogg Co.	5.125%	12/3/12	230	246
	Kellogg Co.	4.250%	3/6/13	350	361
	Kraft Foods, Inc.	4.125%	11/12/09	1,025	1,035
	Kraft Foods, Inc.	5.625%	8/11/10	300	310
	Kraft Foods, Inc.	5.625%	11/1/11	600	637
	Kraft Foods, Inc.	6.250%	6/1/12	500	540
	Kraft Foods, Inc.	6.750%	2/19/14	400	442
	Kroger Co.	6.750%	4/15/12	300	325
	Kroger Co.	6.200%	6/15/12	65	70
	Kroger Co.	5.000%	4/15/13	275	282
	Kroger Co.	7.500%	1/15/14	375	421
	Mckesson Corp.	6.500%	2/15/14	220	234
	Medco Health Solutions	6.125%	3/15/13	700	724
	Medtronic Inc.	4.375%	9/15/10	200	206
	Medtronic Inc.	4.500%	3/15/14	250	263
	Merck & Co.	1.875%	6/30/11	1,100	1,107
	Molson Coors Capital Finance	4.850%	9/22/10	150	152
	Novartis Capital Corp.	4.125%	2/10/14	250	257
	PepsiAmericas Inc.	5.625%	5/31/11	110	116
	PepsiAmericas Inc.	4.375%	2/15/14	375	379
	PepsiCo, Inc.	4.650%	2/15/13	220	232
	Pfizer, Inc.	4.450%	3/15/12	1,500	1,578
	Pfizer, Inc.	5.350%	3/15/15	1,125	1,214
	Philip Morris International Inc.	6.875%	3/17/14	315	353
	Philips Electronics NV	4.625%	3/11/13	335	343
	Procter & Gamble Co.	4.600%	1/15/14	300	316
	Reynolds American, Inc.	7.625%	6/1/16	75	75
4	Roche Holdings, Inc.	4.500%	3/1/12	800	843
4	Roche Holdings, Inc.	5.000%	3/1/14	100	105
1,4	SABMiller PLC	1.508%	7/1/09	325	325
4	SABMiller PLC	6.200%	7/1/11	1,125	1,181
	Safeway, Inc.	7.500%	9/15/09	700	708
	Safeway, Inc.	4.950%	8/16/10	325	334
	Safeway, Inc.	6.250%	3/15/14	250	269
	Sysco Corp.	4.200%	2/12/13	220	225
	Unilever Capital Corp.	3.650%	2/15/14	600	610
	Whirlpool Corp.	5.500%	3/1/13	325	311

	Wyeth	6.950%	3/15/11	1,950	2,113
	Wyeth	5.500%	3/15/13	350	373

	Energy (2.6%)
	Anadarko Finance Co.	6.750%	5/1/11	360	378
	Anadarko Petroleum Corp.	5.750%	6/15/14	175	178
	BP Capital Markets PLC	3.125%	3/10/12	400	409
	BP Capital Markets PLC	3.625%	5/8/14	1,250	1,257
	Canadian Natural Resources	6.700%	7/15/11	200	213
	Canadian Natural Resources	5.150%	2/1/13	330	336
4	Canadian Oil Sands	4.800%	8/10/09	296	297
	Chevron Corp.	3.450%	3/3/12	550	567
	Conoco Funding Co.	6.350%	10/15/11	1,235	1,345
	ConocoPhillips	8.750%	5/25/10	655	701
	ConocoPhillips	9.375%	2/15/11	350	389
	ConocoPhillips	4.750%	2/1/14	850	884
	ConocoPhillips	4.600%	1/15/15	400	411
	Devon Energy Corp.	5.625%	1/15/14	150	159
	Devon Financing Corp.	6.875%	9/30/11	890	969
	EOG Resources Inc.	6.125%	10/1/13	275	298
	Kerr McGee Corp.	6.875%	9/15/11	925	971
	Marathon Oil Corp.	6.125%	3/15/12	570	603
4	Nabors Industries Inc.	9.250%	1/15/19	220	251
3,4	Petroleum Co. of
	Trinidad & Tobago	6.000%	5/8/22	150	125
3,4	PF Export Receivables
	Master Trust	3.748%	6/1/13	148	133
3,4	PF Export Receivables
	Master Trust	6.436%	6/1/15	276	277
	Shell International Finance BV	4.000%	3/21/14	1,200	1,231
	Transocean Inc.	5.250%	3/15/13	425	441
	Weatherford International Inc.	5.950%	6/15/12	275	286
	Weatherford International Inc.	5.150%	3/15/13	400	400
	XTO Energy, Inc.	5.000%	8/1/10	700	718
	XTO Energy, Inc.	5.900%	8/1/12	650	692
	XTO Energy, Inc.	4.625%	6/15/13	215	217

	Technology (2.5%)
	Agilent Technologies Inc.	6.500%	11/1/17	200	172
	Cisco Systems Inc.	5.250%	2/22/11	2,475	2,621
	Dell Inc.	3.375%	6/15/12	225	229
	Dell Inc.	4.700%	4/15/13	235	243
	Dell Inc.	5.625%	4/15/14	250	267
	Dun & Bradstreet Corp.	6.000%	4/1/13	600	606

11

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Electronic Data Systems	6.000%	8/1/13	300	325
	Fiserv, Inc.	6.125%	11/20/12	1,260	1,309
1	Hewlett-Packard Co.	0.689%	6/15/10	525	526
	Hewlett-Packard Co.	2.250%	5/27/11	750	756
	Hewlett-Packard Co.	2.950%	8/15/12	250	253
	Hewlett-Packard Co.	6.125%	3/1/14	180	198
	Hewlett-Packard Co.	4.750%	6/2/14	500	522
	International Business
	Machines Corp.	4.950%	3/22/11	850	899
	International Business
	Machines Corp.	4.750%	11/29/12	350	376
	Intuit Inc.	5.400%	3/15/12	200	204
	Lexmark International Inc.	5.900%	6/1/13	500	480
	Microsoft Corp.	2.950%	6/1/14	750	745
1	Oracle Corp.	0.966%	5/14/10	2,100	2,101
	Oracle Corp.	5.000%	1/15/11	560	586
	Oracle Corp.	4.950%	4/15/13	487	512
	Oracle Corp.	3.750%	7/8/14	375	375
	Xerox Corp.	6.875%	8/15/11	270	279

	Transportation (1.4%)
3	American Airlines, Inc.	3.857%	7/9/10	162	151
	American Airlines, Inc.	6.817%	5/23/11	179	148
	American Airlines, Inc.	7.858%	10/1/11	360	339
	Burlington Northern
	Santa Fe Corp.	5.900%	7/1/12	100	107
	Canadian National Railway Co.	6.375%	10/15/11	170	184
	Continental Airlines, Inc.	7.056%	9/15/09	95	94
3	Continental Airlines, Inc.	6.900%	1/2/18	71	62
3	Continental Airlines, Inc.	9.798%	4/1/21	173	114
	CSX Corp.	4.875%	11/1/09	125	126
	CSX Corp.	6.750%	3/15/11	400	419
	Delta Air Lines, Inc.	7.570%	11/18/10	1,050	1,013
3	Delta Air Lines, Inc.	6.821%	8/10/22	227	192
3	Delta Air Lines, Inc.	8.021%	8/10/22	110	71
1,4	ERAC USA Finance Co.	0.914%	8/28/09	500	496
4	ERAC USA Finance Co.	7.950%	12/15/09	235	235
4	ERAC USA Finance Co.	8.000%	1/15/11	200	202
	FedEx Corp.	5.500%	8/15/09	575	578
	Greenbrier Co. Inc.	8.375%	5/15/15	125	70
1,3	JetBlue Airways 2004-1 G-1
	Pass Through Trust	1.004%	12/15/13	333	266
1	JetBlue Airways 2004-1 G-2
	Pass Through Trust	1.049%	3/15/14	625	378
1	JetBlue Airways 2004-2 G-2

	Pass Through Trust	1.333%	11/15/16	440	242
	Norfolk Southern Corp.	8.625%	5/15/10	230	244
	Norfolk Southern Corp.	6.750%	2/15/11	370	390
	Ryder System Inc.	6.000%	3/1/13	450	439
4	Southwest Airlines Co.	10.500%	12/15/11	625	670
	Union Pacific Corp.	3.625%	6/1/10	420	427
	Union Pacific Corp.	5.450%	1/31/13	100	103
					153,792
Utilities (4.7%)
	Electric (3.2%)
4	AES Panama SA	6.350%	12/21/16	200	189
1	Alabama Power Co.	0.851%	8/25/09	590	590
	Alabama Power Co.	4.850%	12/15/12	160	169
	American Water Capital Corp.	6.085%	10/15/17	675	652
	Appalachian Power Co.	5.650%	8/15/12	380	399
	Carolina Power & Light Co.	6.500%	7/15/12	450	490
	Carolina Power & Light Co.	5.125%	9/15/13	110	117
	Commonwealth Edison Co.	6.150%	3/15/12	500	530
	Consolidated Edison Co.
	of New York	8.125%	5/1/10	130	136
	Consumers Energy Co.	4.400%	8/15/09	220	221
	Consumers Energy Co.	4.000%	5/15/10	1,720	1,746
3	Dominion Resources, Inc.	6.300%	9/30/66	940	631
4	EDP Finance BV	5.375%	11/2/12	350	366
	Entergy Arkansas Inc.	5.400%	8/1/13	240	241
	FirstEnergy Corp.	6.450%	11/15/11	230	241
	Florida Power Corp.	6.650%	7/15/11	100	108
	Florida Power Corp.	4.800%	3/1/13	180	188
1	FPL Group Capital, Inc.	1.494%	6/17/11	550	555
4	FPL Group Capital, Inc.	7.590%	7/10/18	450	385
3	FPL Group Capital, Inc.	6.350%	10/1/66	205	164
3,4	GWF Energy LLC	6.131%	12/30/11	117	119
4	Israel Electric Corp. Ltd.	7.250%	1/15/19	50	49
	MidAmerican Energy Co.	5.650%	7/15/12	750	810
	National Rural Utilities
	Cooperative Finance Corp.	5.500%	7/1/13	400	418
	Nevada Power Co.	8.250%	6/1/11	200	215
	Nevada Power Co.	6.500%	4/15/12	200	213
	Northeast Utilities	7.250%	4/1/12	345	364
	Northeast Utilities	5.650%	6/1/13	550	545
	Northern States Power Co.	4.750%	8/1/10	200	202
	Northern States Power Co.	8.000%	8/28/12	525	605
	NSTAR	8.000%	2/15/10	200	208
	NSTAR Electric Co.	4.875%	10/15/12	130	134
	Ohio Power Co.	5.300%	11/1/10	370	382
	Oncor Electric Delivery Co.	5.950%	9/1/13	470	492
	Pacific Gas & Electric Co.	4.200%	3/1/11	725	749
	Pacific Gas & Electric Co.	6.250%	12/1/13	100	111
	PECO Energy Co.	5.950%	11/1/11	300	323

1	Pepco Holdings, Inc.	1.293%	6/1/10	250	237
	PG&E Corp.	5.750%	4/1/14	300	321
3	PPL Capital Funding, Inc.	6.700%	3/30/67	450	334
	PPL Electric Utilities Corp.	6.250%	8/15/09	430	432
	Progress Energy, Inc.	6.850%	4/15/12	300	326
	Progress Energy, Inc.	6.050%	3/15/14	250	267
	Public Service Co. of Colorado	6.875%	7/15/09	512	513
	Public Service Electric & Gas	5.125%	9/1/12	155	161
	Sierra Pacific Power Co.	5.450%	9/1/13	240	247
	Southern California Edison Co.	7.625%	1/15/10	50	51
	Southern California Edison Co.	5.750%	3/15/14	300	326
	Southern Co.	4.150%	5/15/14	100	101
	Tampa Electric Co.	6.875%	6/15/12	470	503
	Tampa Electric Co.	6.375%	8/15/12	167	177
	Wisconsin Electric Power Co.	6.000%	4/1/14	150	164
	Wisconsin Energy Corp.	6.500%	4/1/11	400	425

	Natural Gas (1.5%)
	AGL Capital Corp.	7.125%	1/14/11	100	104
3	Enbridge Energy Partners	8.050%	10/1/37	105	77
	Energy Transfer Partners LP	5.650%	8/1/12	390	400
	Energy Transfer Partners LP	6.000%	7/1/13	200	206
	Enterprise Products
	Operating LP	4.600%	8/1/12	500	502
	Enterprise Products
	Operating LP	5.650%	4/1/13	575	589
	Enterprise Products
	Operating LP	9.750%	1/31/14	250	288
3	Enterprise Products
	Operating LP	8.375%	8/1/66	450	361
4	Gulf South Pipeline Co.	5.750%	8/15/12	520	531
	Kinder Morgan
	Energy Partners LP	6.750%	3/15/11	100	105
4	NGPL Pipeco LLC	6.514%	12/15/12	550	581
	ONEOK Partners, LP	8.875%	6/15/10	200	210
	ONEOK Partners, LP	5.900%	4/1/12	200	211
	Plains All American Pipeline LP	4.750%	8/15/09	550	551
1,4	Rockies Express Pipeline LLC	4.500%	8/20/09	1,600	1,596
4	Rockies Express Pipeline LLC	6.250%	7/15/13	250	259
	Southern Union Co.	6.089%	2/16/10	420	421
3	Southern Union Co.	7.200%	11/1/66	400	274
	Teppco Partners, LP	5.900%	4/15/13	880	876
3	TransCanada PipeLines Ltd.	6.350%	5/15/67	175	124
					26,908
Total Corporate Bonds (Cost $516,457)					506,008

12

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
Sovereign Bonds (U.S. Dollar-Denominated) (1.0%)
1	Bank of Ireland	0.663%	12/18/09	1,400	1,378
4	Emirate of Abu Dhabi	5.500%	4/8/14	80	81
	Export-Import Bank of Korea	5.500%	10/17/12	400	410
4	Gaz Capital SA	6.212%	11/22/16	250	210
4	Hana Bank	6.500%	4/9/12	120	124
4	Industrial Bank of Korea	7.125%	4/23/14	150	155
	Korea Development Bank	5.300%	1/17/13	450	443
4	Mubadala Development Co.	5.750%	5/6/14	400	389
	Petrobras International
	Finance Co.	9.125%	7/2/13	125	150
3,4	Petroleum Export/Cayman	4.623%	6/15/10	156	150
3,4	Petroleum Export/Cayman	5.265%	6/15/11	114	107
4	Petronas Capital Ltd.	7.000%	5/22/12	100	110
3,4	Qatar Petroleum	5.579%	5/30/11	222	226
3,4	Ras Laffan Liquefied
	Natural Gas Co. Ltd.	3.437%	9/15/09	84	84
3,4	Ras Laffan Liquefied
	Natural Gas Co. Ltd. II	5.298%	9/30/20	300	275
4	State of Qatar	5.150%	4/9/14	100	100
4	Taqa Abu Dhabi National
	Energy Co.	5.620%	10/25/12	200	204
4	Taqa Abu Dhabi National
	Energy Co.	5.875%	10/27/16	350	326
4	TDIC Finance, Ltd.	6.500%	7/2/14	400	402
4	Trans Capital Investment	5.670%	3/5/14	575	494
Total Sovereign Bonds (Cost $5,979)					5,818
Taxable Municipal Bonds (0.5%)
	Duke Univ.	4.200%	4/1/14	180	187
1	Florida Hurricane Catastrophe
	Fund Finance Corp. Rev.	1.099%	10/15/12	1,090	931
	Louisiana Public Facs. Auth.
	Systems Rev.	4.500%	2/1/14	1,600	1,664
	New York City NY IDA
	Special Fac. Rev. (American
	Airlines Inc. J.F.K
	International Project)	7.500%	8/1/16	75	68
Total Taxable Municipal Bonds (Cost $2,942)					2,850

				Shares
Convertible Preferred Stock (0.0%)
6	Lehman Brothers
	Holdings (Cost $700)	7.250%		700	1
Preferred Stocks (0.5%)
	Southern California Edison Co.	5.349%		31,080	2,510
	Goldman Sachs Group, Inc.	6.050%		26,000	417
	Santander Financial	6.800%		9,200	179
	Aspen Insurance Holdings	7.401%		5,950	95
	Fannie Mae	5.948%		21,600	22
Total Preferred Stocks (Cost $4,634)					3,223
Temporary Cash Investment (4.7%)
Money Market Fund (4.7%)
8	Vanguard Market Liquidity
	Fund (Cost $27,028)	0.395%		27,028,315	27,028
Total Investments (99.8%) (Cost $588,898)					576,261

Market
Value•
($000)
Other Assets and Liabilities (0.2%)
Other Assets	10,685
Liabilities	(9,794)
891
Net Assets (100%)
Applicable to 56,561,366 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	577,152
Net Asset Value Per Share	$10.20

At June 30, 2009, net assets consisted of:
Amount
($000)
Paid-in Capital	582,115
Undistributed Net Investment Income	10,699
Overdistributed Net Realized Gains	(3,470)
Unrealized Appreciation (Depreciation)
Investment Securities	(12,637)
Futures Contracts	4
Swap Contracts	441
Net Assets	577,152

•	See Note A in Notes to Financial Statements.

1 Adjustable-rate security.

2 The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.

3 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.

4 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2009, the aggregate value of these securities was $67,909,000, representing 11.8% of net assets.

5 Guaranteed by the Federal Deposit Insurance Corporation (FDIC) as part of the Temporary Liquidity Guarantee Program.

6 Non-income-producing security—security in default.

7 Securities with a value of $516,000 have been segregated as initial margin for open futures contracts.

8 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

IDA—Industrial Development Authority Bond.

See accompanying Notes, which are an integral part of the Financial Statements.

13

Vanguard Short-Term Investment-Grade Portfolio

Statement of Operations

Six Months Ended
June 30, 2009
($000)
Investment Income
Income
Dividends	138
Interest[1]	11,857
Total Income	11,995
Expenses
The Vanguard Group—Note B
Investment Advisory Services	30
Management and Administrative	435
Marketing and Distribution	68
Custodian Fees	11
Shareholders' Reports and Proxies	14
Total Expenses	558
Net Investment Income	11,437
Realized Net Gain (Loss)
Investment Securities Sold	(1,820)
Futures Contracts	576
Swap Contracts	1,287
Realized Net Gain (Loss)	43
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	30,817
Futures Contracts	60
Swap Contracts	(1,216)
Change in Unrealized Appreciation
(Depreciation)	29,661
Net Increase (Decrease) in Net Assets
Resulting from Operations	41,141

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2009	2008
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	11,437	22,539
Realized Net Gain (Loss)	43	1,711
Change in Unrealized Appreciation (Depreciation)	29,661	(42,628)
Net Increase (Decrease) in Net Assets Resulting from Operations	41,141	(18,378)
Distributions
Net Investment Income	(23,350)	(20,849)
Realized Capital Gain	(2,832)	—
Total Distributions	(26,182)	(20,849)
Capital Share Transactions
Issued	128,542	138,780
Issued in Lieu of Cash Distributions	26,182	20,849
Redeemed	(46,659)	(129,855)
Net Increase (Decrease) from Capital Share Transactions	108,065	29,774
Total Increase (Decrease)	123,024	(9,453)
Net Assets
Beginning of Period	454,128	463,581
End of Period[2]	577,152	454,128

1 Interest income from an affiliated company of the portfolio was $29,000.

2 Net Assets—End of Period includes undistributed net investment income of $10,699,000 and $22,161,000.

See accompanying Notes, which are an integral part of the Financial Statements.

14

Vanguard Short-Term Investment-Grade Portfolio

Financial Highlights

	Six Months
	Ended
For a Share Outstanding	June 30,	Year Ended December 31,
Throughout Each Period	2009	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$9.95	$10.77	$10.63	$10.52	$10.62	$10.74
Investment Operations
Net Investment Income	.224[1]	.480	.520[1]	.470	.380	.330
Net Realized and Unrealized Gain
(Loss) on Investments	.553	(.830)	.090	.030	(.140)	(.110)
Total from Investment Operations	.777	(.350)	.610	.500	.240	.220
Distributions
Dividends from Net Investment Income	(.470)	(.470)	(.470)	(.390)	(.340)	(.340)
Distributions from Realized Capital Gains	(.057)	—	—	—	—	—
Total Distributions	(.527)	(.470)	(.470)	(.390)	(.340)	(.340)
Net Asset Value, End of Period	$10.20	$9.95	$10.77	$10.63	$10.52	$10.62

Total Return	8.13%	–3.45%	5.93%	4.92%	2.34%	2.07%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$577	$454	$464	$401	$373	$394
Ratio of Total Expenses to
Average Net Assets	0.22%[2]	0.15%	0.15%	0.15%	0.15%	0.15%
Ratio of Net Investment Income to
Average Net Assets	4.50%[2]	4.62%	4.92%	4.55%	3.58%	3.16%
Portfolio Turnover Rate	76%[2]	50%	59%	48%	35%	49%

1	Calculated based on average shares outstanding.
2	Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

15

Vanguard Short-Term Investment-Grade Portfolio

Notes to Financial Statements

Vanguard Variable Insurance Fund Short-Term Investment-Grade Portfolio is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts. Certain of the portfolio’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The portfolio uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Swap Contracts: The portfolio may invest in credit default swaps to adjust the overall credit risk of the portfolio to actively overweight or underweight credit risk to a specific bond issuer. The portfolio has sold credit protection through credit default swaps, to simulate investments in long bond positions that are either unavailable or considered to be less attractively priced in the bond market. The portfolio has also purchased credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an upfront payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional principal amount. If the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer the notional amount and take delivery of a debt instrument of the reference issuer of the same notional par amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for debt instruments of the relevant reference entity, as determined either in a market auction for credit default swaps of the reference entity or pursuant to a pre-agreed-upon valuation procedure.

The portfolio has also entered into interest rate swap transactions to adjust the portfolio’s sensitivity to changes in interest rates and maintain the ability to generate income at prevailing market rates. Under the terms of the swaps, one party pays the other an amount that is a fixed percentage rate applied to a notional principal amount. In return, the counterparty agrees to pay a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount.

The portfolio is subject to credit risk through its investment in swap transactions to earn the total return on the Commercial Mortgage-Backed Securities (CMBS) Index. Under the terms of the swaps, the portfolio receives the total return (either receiving the increase or paying the decrease) on the CMBS Index, applied to a notional principal amount. In return, the portfolio agrees to pay the counter-party a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount. At the same time, the portfolio invests an amount equal to the notional amount of the swaps in high-quality floating-rate securities.

16

Vanguard Short-Term Investment-Grade Portfolio

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily and the change in value is recorded as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the portfolio under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract. The primary risks associated with selling credit protection are that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the portfolio (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the portfolio) will be significantly less than the amount paid by the portfolio and, in a physically settled swap, the portfolio may receive an illiquid debt instrument. A primary risk for all types of swaps is that a counterparty will default on its obligation to pay net amounts due to the portfolio. The portfolio’s maximum risk of loss from counterparty credit risk is the amount of unrealized appreciation on the swap contract. This risk is mitigated by entering into swaps only with highly rated counterparties, by a master netting arrangement between the portfolio and the counterparty, and by the posting of collateral by the counterparty. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the portfolio’s net assets decline below a certain level, triggering a payment by the portfolio if the portfolio is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the portfolio has posted. Any securities posted as collateral for open contracts are noted in the Statement of Net Assets.

4. Mortgage Dollar Rolls: The portfolio has entered into mortgage-dollar-roll transactions, in which the portfolio sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are invested in high-quality short-term fixed income securities. The portfolio forgoes principal and interest paid on the securities, and is compensated by interest earned on the proceeds of the initial sale and by a lower price on the securities to be repurchased. The portfolio accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the portfolio’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold (Other Assets) or Payables for Investment Securities Purchased (Liabilities) in the Statement of Net Assets. The primary risk associated with mortgage dollar rolls is that a counterparty will default on its obligations to deliver purchased securities.

5. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2005–2008) and for the period ended June 30, 2009, and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

6. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At June 30, 2009, the portfolio had contributed capital of $130,000 to Vanguard (included in Other Assets), representing 0.02% of the portfolio’s net assets and 0.05% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

17

Vanguard Short-Term Investment-Grade Portfolio

The following table summarizes the portfolio’s investments as of June 30, 2009, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	31,333	—
Corporate Bonds	—	506,008	—
Sovereign Bonds	—	5,818	—
Taxable Municipal Bonds	—	2,850	—
Convertible Preferred Stocks	1	—	—
Preferred Stocks	3,223	—	—
Temporary Cash Investments	27,028	—	—
Futures Contracts—Assets[1]	83	—	—
Futures Contracts—Liabilities[1]	(20)	—	—
Swap Contracts—Assets	—	733	—
Swap Contracts—Liabilities	—	(292)	—
Total	30,315	546,450	—
1 Represents variation margin on the last day of the reporting period.

D. At June 30, 2009, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

	Interest Rate	Credit
	Contracts	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)
Other Assets	739	77	816
Liabilities	(222)	(90)	(312)

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the six months ended June 30, 2009, were:

	Interest Rate	Credit
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	576	—	576
Swap Contracts	1,237	50	1,287
Realized Net Gain (Loss) on Derivatives	1,813	50	1,863

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	60	—	60
Swap Contracts	(1,230)	14	(1,216)
Change in Unrealized Appreciation (Depreciation) on Derivatives	(1,170)	14	(1,156)

At June 30, 2009, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
		Number of	Aggregate	Unrealized
		Long (Short)	Settlement	Appreciation
Futures Contracts	Expiration	Contracts	Value	(Depreciation)
5-Year U.S. Treasury Note	September 2009	(329)	37,742	9
2-Year U.S. Treasury Note	September 2009	129	27,892	4
10-Year U.S. Treasury Note	September 2009	(28)	3,255	(9)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

18

Vanguard Short-Term Investment-Grade Portfolio

At June 30, 2009, the portfolio had the following open swap contracts:

Credit Default Swaps
				Up-front
				Premium	Periodic	Unrealized
			Notional	Received	Premium	Appreciation
	Termination		Amount	(Paid)	Received	(Depreciation)
Reference Entity	Date	Counterparty[1]	(000)	($000)	(Paid)	($000)
Credit Protection Sold/
Moody’s Rating
Burlington Northern
Santa Fe Corp./Baa1	6/20/12	DBAG	400	—	0.400%	(1)
Johnson & Johnson/Aaa	9/20/12	GSCM	410	—	0.070%	(4)
Johnson & Johnson/Aaa	9/20/12	UBSAG	160	—	0.080%	(1)
Lloyds TBS Bank/Aa3	6/20/14	DBAG	300	—	1.550%	(3)
Royal Bank of
Scotland Group/Aa3	6/20/14	BOANA	460	—	1.800%	7

Credit Protection Purchased
AT&T Inc.	6/20/13	GSCM	300	—	(1.040%)	—
Merrill Lynch	9/20/13	BOANA	300	—	(2.900%)	(1)
Banco Santander	6/20/14	BOANA	460	—	(1.680%)	2
BBVA Senior Finance	6/20/14	DBAG	300	—	(0.950%)	1
Citigroup Inc.	6/20/14	BOANA	1,120	(47)	(5.000%)	(80)
						(80)

Interest Rate Swaps
			Fixed	Floating	Unrealized
		Notional	Interest Rate	Interest Rate	Appreciation
		Amount	Received	Received	(Depreciation)
Termination Date	Counterparty[1]	($000)	(Paid)	(Paid)	($000)
5/18/10	BARC	1,100	2.55	(0.85)[2]	16
8/15/10	JPMC	12,000	4.04	(0.88)[2]	406
9/30/10	BARC	4,873	3.44	(0.60)[2]	145
11/6/10	BARC	2,204	1.35	(0.32)[3]	11
11/6/10	BARC	2,204	1.35	(0.32)[3]	11
11/6/10	GSCM	2,204	1.36	(0.32)[3]	11
11/6/10	WFC	2,204	1.36	(0.32)[3]	12
11/15/10	WFC	700	1.08	(0.32)[3]	1
11/15/10	WFC	650	0.99	(0.32)[3]	—
12/15/10	WFC	450	1.02	(0.32)[3]	—
5/15/11	BOANA	2,900	1.56	(0.32)[3]	13
5/16/11	JPMC	80	1.09	(0.32)[3]	—
6/15/11	GSCM	175	1.32	(0.32)[3]	—
6/15/11	WFC	25	1.32	(0.32)[3]	—
7/15/11	JPMC	375	1.29	(0.32)[3]	(1)
7/15/11	WFC	400	1.32	(0.32)[3]	(1)
7/15/11	BARC	2,500	1.20	(0.32)[3]	(11)
7/15/11	GSCM	400	1.30	(0.32)[3]	(1)
7/15/11	WFC	200	1.30	(0.32)[3]	(1)
8/15/11	GSCM	10	1.58	(0.88)[2]	—
9/15/11	WFC	150	1.41	(0.32)[3]	—
9/15/11	BARC	385	1.40	(0.32)[3]	(1)
10/6/11	WFC	1,808	1.72	(0.32)[3]	5
10/6/11	BARC	1,808	1.72	(0.32)[3]	5
10/15/11	WFC	125	1.51	(0.32)[3]	—
11/15/11	GSCM	289	1.36	(0.32)[3]	(2)

19

Vanguard Short-Term Investment-Grade Portfolio

			Fixed	Floating	Unrealized
		Notional	Interest Rate	Interest Rate	Appreciation
		Amount	Received	Received	(Depreciation)
Termination Date	Counterparty[1]	($000)	(Paid)	(Paid)	($000)
11/15/11	WFC	350	1.48	(0.32)[3]	(2)
11/15/11	WFC	30	1.50	(0.32)[3]	—
12/6/11	WFC	4,298	2.02	(0.63)[2]	20
5/15/12	GSCM	1,300	1.90	(0.32)[3]	(3)
7/15/12	GSCM	1,000	1.73	(0.32)[3]	(10)
8/20/12	WFC	700	1.77	(0.32)[3]	(8)
9/6/12	GSCM	2,045	2.07	(0.32)[3]	(6)
9/6/12	BOANA	2,045	2.07	(0.32)[3]	(6)
10/15/12	WFC	130	1.80	(0.32)[3]	(2)
10/20/12	BARC	500	1.76	(0.32)[3]	(7)
11/15/12	WFC	175	1.90	(0.32)[3]	(2)
11/15/12	BARC	300	1.95	(0.32)[3]	(3)
12/6/12	BARC	1,900	2.33	(0.63)[2]	(3)
2/15/13	WFC	100	1.96	(0.32)[3]	(1)
3/15/13	WFC	55	2.10	(0.32)[3]	(1)
3/15/13	WFC	200	2.17	(0.32)[3]	(2)
6/15/13	GSCM	225	2.35	(0.32)[3]	(1)
9/15/13	WFC	1,000	2.33	(0.63)[2]	(15)
9/16/13	GSCM	400	2.29	(0.62)[2]	(6)
11/17/13	JPMC	175	2.17	(0.32)[3]	(4)
12/1/13	GSCM	1,020	2.58	(0.67)[2]	(8)
12/1/13	WFC	2,923	2.58	(0.67)[2]	(22)
12/1/13	GSCM	2,923	2.58	(0.67)[2]	(21)
3/6/14	GSCM	3,074	2.45	(0.32)[3]	(43)
5/15/14	GSCM	75	2.30	(0.32)[3]	(2)
8/15/16	GSCM	280	3.03	(0.32)[3]	(6)
					454

Total Return Swaps
			Floating
			Interest	Unrealized
		Notional	Rate	Appreciation
		Amount	Received	(Depreciation)
Reference Entity/Termination Date	Counterparty[1]	($000)	(Paid)	($000)
Commercial Mortgage-Backed Securities Index
11/1/09	BARC	2,000	(0.32)[3]	67

1 BARC—Barclays Bank PLC.

BOANA—Bank of America N.A.

DBAG—Deutsche Bank AG.

GSCM—Goldman Sachs Bank USA.

JPMC—JPMorgan Chase Bank.

UBSAG—UBS AG.

WFC—Wachovia Bank N.A.

2 Based on three-month London InterBank Offered Rate (LIBOR) as of the most recent payment date.

3 Based on one-month London InterBank Offered Rate (LIBOR) as of the most recent payment date.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse

20

Vanguard Short-Term Investment-Grade Portfolio

at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The portfolio’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

Realized and unrealized gains (losses) on certain of the portfolio’s swap contracts are treated as ordinary income (loss) for tax purposes; the effect on the portfolio’s income dividends to shareholders is offset by a change in principal return. Realized gains of $451,000 on swap contracts have been reclassified from accumulated net realized losses to undistributed net investment income.

The portfolio had realized losses totaling $1,486,000 through December 31, 2008, which are deferred for tax purposes and reduce the amount of tax-basis unrealized appreciation on investment securities.

At June 30, 2009, the cost of investment securities for tax purposes was $590,384,000. Net unrealized depreciation of investment securities for tax purposes was $14,123,000, consisting of unrealized gains of $10,421,000 on securities that had risen in value since their purchase and $24,544,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended June 30, 2009, the portfolio purchased $153,142,000 of investment securities and sold $88,929,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $78,229,000 and $90,387,000, respectively.

G. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	June 30, 2009	December 31, 2008
	Shares	Shares
	(000)	(000)
Issued	12,864	13,301
Issued in Lieu of Cash Distributions	2,724	1,997
Redeemed	(4,671)	(12,689)
Net Increase (Decrease) in Shares Outstanding	10,917	2,609

H. In preparing the financial statements as of June 30, 2009, management considered the impact of subsequent events occurring through August 5, 2009, for potential recognition or disclosure in these financial statements.

21

Vanguard Short-Term Investment-Grade Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended June 30, 2009
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Short-Term Investment-Grade Portfolio	12/31/2008	6/30/2009	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,081.34	$1.14
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.70	1.10

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.22%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

22

Vanguard Short-Term Investment-Grade Portfolio

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Variable Insurance Fund Short-Term Investment-Grade Portfolio has renewed the portfolio’s investment advisory arrangement with The Vanguard Group, Inc. Vanguard—through its Fixed Income Group—serves as the investment advisor for the portfolio. The board determined that continuing the portfolio’s internalized management structure was in the best interests of the portfolio and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the portfolio’s investment management over both the short and long term, and took into account the organizational depth and stability of the advisor. The board noted that Vanguard has been managing investments for more than three decades. The Fixed Income Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance

The board considered the short- and long-term performance of the portfolio, including any periods of outperformance or underperformance of a relevant benchmark and peer group. The board concluded that the portfolio had slightly outperformed its peer group, and that its performance results have been consistent with its investment strategies. Information about the portfolio’s most recent performance can be found on the Performance Summary page for this portfolio.

Cost

The board concluded that the portfolio’s expense ratio was well below the average expense ratio charged by funds in its peer group. The board noted that the portfolio’s advisory expense ratio was also well below its peer-group average. Information about the portfolio’s expense ratio appears on the About Your Portfolio’s Expenses page as well as in the Financial Statements pages.

The board does not conduct a profitability analysis of Vanguard, because of Vanguard’s unique

“at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that the portfolio’s low-cost arrangement with Vanguard ensures that the portfolio will realize economies of scale as it grows, with the cost to shareholders declining as portfolio assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

Vanguard® Small Company Growth Portfolio

Vanguard Small Company Growth Portfolio returned 12.87% during the first half of the 2009 fiscal year, as stock prices rebounded from their early March lows. The portfolio outperformed the average return of its peer group, but finished the period a few steps behind its benchmark index.

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

A few shortfalls occurred in a period of general strength

When the broad stock market began to recover in early March, small-capitalization growth stocks led the way. Information technology and consumer discretionary stocks, two sectors that are especially sensitive to stirrings of economic growth, performed strongly as the worst of the downturn seemed to fade in the rearview mirror. The portfolio’s technology stocks outperformed those in the index, though its consumer discretionary stocks fell short.

The portfolio also earned strong returns, on both an absolute and a relative basis, in the financial sector. Standouts included smaller investment banks and asset management firms, both of which avoided the landmines that felled the sector’s giants in late 2008. Commercial banks and thrifts continued to struggle.

Among the portfolio’s weaker sectors was consumer staples—companies such as food processors, packagers, and retailers. These stocks have been among the market’s better performers during the past year and a half, but they posted a small negative return in the recent six-month period, in large part because of weakness among supermarkets. The portfolio’s selections trailed the return of the index’s consumer staples sector.

The industrial sector was another undistinguished performer for the portfolio. These holdings registered a six-month return of about 4%, as the strong performance of commercial-services companies such as office-furniture distributors was offset by weakness in airlines and aerospace.

On balance, the portfolio’s six-month performance was consistent with our expectations, delivering much of the rebound in small-capitalization growth stocks to its investors. Compared with its peer group, the portfolio managed to capture more of the market’s rally, even as it fell a bit short of the index return. Over time, we expect the portfolio’s skilled advisors, Granahan Investment Management and Vanguard Quantitative Equity Group, to deliver competitive returns, relative to both the index and competing portfolios

A word on expenses

In the table below, you’ll note our estimated expense ratio for fiscal 2009 and, in the footnote, the actual expense ratio for the first half of the fiscal year. Both figures are up significantly from fiscal 2008.

As the value of portfolio assets has declined, the portfolio’s fixed expenses are expected to account for a modestly higher percentage of portfolio assets. The higher expense ratio also reflects higher advisory fees, both an increase in the base fee and the impact of an incentive fee.

Many of the Vanguard portfolios’ advisory contracts include a performance incentive-fee/penalty provision. If the advisor outperforms its benchmark, the firm’s fee increases; if it underperforms, the fee declines. The incentive fee structure helps ensure that the interests of the advisors and the portfolios’ investors remain aligned. During the past six months, the advisors’ strong performance relative to the benchmark resulted in an increase in the performance adjustment. The portfolio’s financial statements include more information about the incentive fee.

Total Returns
Six Months Ended
June 30, 2009
Vanguard Small Company Growth Portfolio	12.87%
Russell 2500 Growth Index	14.52
Average Small-Cap Growth Fund[1]	11.41

Expense Ratios[2]
Your Portfolio Compared With Its Peer Group
		Average
		Small-Cap
	Portfolio	Growth Fund
Small Company Growth Portfolio	0.39%	1.61%

1	Derived from data provided by Lipper Inc.
2

The portfolio expense ratio shown is from the prospectus dated April 29, 2009, and represents estimated costs for the current fiscal year based on the portfolio’s net assets as of the prospectus date.
For the six months ended June 30, 2009, the portfolio’s annualized expense ratio was 0.40%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2008.

1

Vanguard Small Company Growth Portfolio

Advisors’ Report

The Small Company Growth Portfolio returned 12.87% for the six months ended June 30, 2009. The portfolio outperformed the average return of its peer group, but trailed the 14.52% return of the Russell 2500 Growth Index. The portfolio is overseen by two independent advisors. The use of multiple advisors provides exposure to distinct, yet complementary, investment approaches, enhancing the portfolio’s diversification. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the percentage of the portfolio’s assets each manages, and brief descriptions of their investment strategies are presented in the table below. Each advisor has also prepared a discussion of the investment environment that existed during the first half of 2009 and of the effect of this environment on the portfolio’s positioning. (Please note that the Granahan discussion refers to industry sectors as defined by Russell classifications, rather than by the Global Industry Classification Standard used elsewhere in this report.) These reports were prepared on July 10, 2009.

Granahan Investment Management, Inc.

Portfolio Managers:

John J. Granahan, CFA,

Founder and President

Gary C. Hatton, CFA,

Executive Vice President

Jane M. White, Executive Vice President

Robert F. Granahan, CFA, Vice President

Susan E. McGarry, Vice President

The investment environment

In what was a welcome respite from 2008’s decline, equities rebounded in the first half of 2009. Specifically, the recovery began in early March, following a weak first two months. We suggested in our December annual report to you that with forward guidance by managements appearing very conservative, these lowered expectations might possibly be creating some investment opportunities. As it turned out, first-quarter earnings did generally match the conservative guidance.

While the better market has given rise to more optimism about the downturn’s bottoming, our sense is that this optimism should be selective. Clearly, the U.S. consumer still faces significant headwinds that will mean continued emphasis on saving rather than spending. Corporate priorities will probably remain in cost-cutting mode, rather than expansion mode, for some time. This, however, means continued opportunities for companies that offer cost-cutting solutions and fast-payback products and services. Also, countries with notable financial strength, like China, seem to be having greater success in moving their economies forward, a situation that offers opportunities to many of our companies in technology, alternative energy, and infrastructure solutions, for example.

Successes

Technology was by far the strongest contributor to our performance for this fiscal period. Three important holdings returned close to 100% each. Two of these, Riverbed Technology and Blue Coat Systems, are leading providers of optimization software for wide area networks, a growing application in information technology spending by enterprises. The third company, Radiant Systems, which supplies management

Vanguard Small Company Growth Portfolio Investment Advisors

	Portfolio Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Granahan Investment	66	308	Bases its investment process on the beliefs that
Management, Inc.			earnings drive stock prices and that small, dynamic
			companies with exceptional growth prospects
			have the greatest long-term potential. A bottom-up,
			fundamental approach places companies in one of
			three life-cycle categories: core growth, pioneer,
			and special situation. In each, the process looks
			for companies with strong earnings growth and
			leadership in their markets.
Vanguard Quantitative	29	132	Employs a quantitative fundamental management
Equity Group			approach, using models that assess valuation, market
			sentiment, and earnings quality of companies as
			compared with their peers.
Cash Investments	5	21	These short-term reserves are invested by Vanguard
			in equity index products to simulate investment in
			stocks. Each advisor may also maintain a modest
			cash position.

2

Vanguard Small Company Growth Portfolio

software and systems to the hospitality and retail industries, saw its stock rebound sharply on good execution in a very difficult environment. Crucell was also a significant plus for performance, driven by strong pediatric vaccine sales along with renewed investor interest in vaccine companies.

Shortfalls

From a sector standpoint, our consumer stocks proved to be the biggest penalty to performance, followed by health care. In the consumer discretionary sector, our underweighting hurt, as did poor selection. For example, Marchex, a provider of marketing services to online advertisers, is seeing significant business contraction. Footwear company SKECHERS USA suffered from poor execution in its inventory management. We eliminated SKECHERS from the portfolio and reduced our position in Marchex. Health care, our largest sector, was a slight penalty on balance, as the negative impact of stocks like Dyax (plasma research) and DURECT (drug delivery technologies) more than offset strong performers like ImmunoGen (cancer research) and Bruker (mass spectrometry).

Vanguard Quantitative Equity Group

James P. Stetler, Principal

The equity market’s returns from the first two quarters of 2009 were a contrast in results. The market’s negative momentum from 2008 continued through most of the first calendar quarter, with small-capitalization growth stocks returning about –6% as measured by the Russell 2500 Growth Index. The first two months of the year were the worst during the six-month period, returning about –14%. Market reaction to the U.S. government’s initial stimulus announcements was full of skepticism, and stocks headed south. However, as more details were released and additional plans revealed, March brought about a turnaround from January and February, with a rebound of about 10%. March’s recovery continued through April and May as the benchmark returned more than 19% before slowing in June with an advance of about 2%.

The heart and soul of our portfolio’s performance relative to the Russell 2500 Growth Index derive from our ability to accurately rank stocks against their industry and market-cap peers, predicting the outperformers versus the underperformers, and effectively implementing those decisions in our portfolio. This evaluation process analyzes companies by several criteria: their relative valuation characteristics, their market sentiment/momentum factors, the quality and direction of their earnings, and management decisions about certain company attributes. We still believe strongly that the formula for long-term success is finding companies with attractive valuation and market-sentiment characteristics and quality balance sheets. Unfortunately, these characteristics have not been rewarded over recent periods, as the market recovery has generally been led by companies with poor balance sheets and recent earnings disappointments. These are not the types of companies generally favored by our models.

Our stock-selection results were strongest in the materials and telecommunication services sectors, where we benefited from positions in NewMarket Corp., BWAY Holding, and Syniverse Technologies. Our stock selection was most disappointing in the health care and technology sectors, where relative performance was restrained most by underweighted positions or nonholdings in companies like ON Semiconductor, Palm Inc., and Life Technologies.

3

Vanguard Small Company Growth Portfolio

Portfolio Profile

As of June 30, 2009

Portfolio Characteristics
		Comparative	Broad
	Portfolio	Index[1]	Index[2]
Number of Stocks	676	1,583	4,399
Median Market Cap	$1.1B	$1.6B	$24.2B
Price/Earnings Ratio	31.0x	38.1x	18.6x
Price/Book Ratio	2.3x	2.6x	1.9x
Yield[3]	0.3%	0.8%	2.2%
Return on Equity	11.9%	14.8%	19.7%
Earnings Growth Rate	16.3%	13.8%	13.5%
Foreign Holdings	3.2%	0.0%	0.0%
Turnover Rate[4]	64%	—	—
Expense Ratio[5]	0.39%	—	—
Short-Term Reserves	2.1%	—	—

Volatility Measures
	Portfolio Versus	Portfolio Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.96	0.91
Beta	0.92	1.09

Sector Diversification (% of equity exposure)
		Comparative	Broad
	Portfolio	Index[1]	Index[2]
Consumer Discretionary	12.2%	16.2%	9.7%
Consumer Staples	3.9	4.6	10.4
Energy	2.6	4.0	11.8
Financials	5.7	8.3	15.0
Health Care	28.5	20.5	13.6
Industrials	16.7	15.3	10.3
Information Technology	24.9	23.8	18.2
Materials	4.1	4.5	3.6
Telecommunication Services	0.6	1.7	3.2
Utilities	0.8	1.1	4.2

Ten Largest Holdings[6] (% of total net assets)

Riverbed Technology, Inc.	communications equipment	1.1%
Haemonetics Corp.	health care supplies	1.0
Crucell NV ADR	biotechnology	1.0
Edwards Lifesciences Corp.	health care equipment	1.0
Monro Muffler Brake, Inc.	automotive retail	1.0
Isis Pharmaceuticals, Inc.	biotechnology	0.9
The Dun & Bradstreet Corp.	research and consulting services	0.9
Sensient Technologies Corp.	specialty chemicals	0.9
Ruddick Corp.	food retail	0.9
ImmunoGen, Inc.	biotechnology	0.9
Top Ten		9.6%

Investment Focus

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Equity Exposure. A measure that reflects a portfolio’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

1 Russell 2500 Growth Index.

2 Dow Jones U.S. Total Stock Market Index.

3 30-day SEC yield for the portfolio; annualized dividend yield for the indexes.

4 Annualized.

5 The expense ratio shown is from the prospectus dated April 29, 2009, and represents estimated costs for the current fiscal year based on the portfolio’s net assets as of the prospectus date. For the six months ended June 30, 2009, the Small Company Growth Portfolio’s expense ratio was 0.40%.

6 The holdings listed exclude any temporary cash investments and equity index products.

4

Vanguard Small Company Growth Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Fiscal-Year Total Returns (%): December 31, 1998–June 30, 2009

Average Annual Total Returns: Periods Ended June 30, 2009

	Inception Date	One Year	Five Years	Ten Years
Small Company Growth Portfolio	6/3/1996	–19.78%	–2.00%	6.29%

1 Six months ended June 30, 2009.

Note: See Financial Highlights table for dividend and capital gains information.

5

Vanguard Small Company Growth Portfolio

Financial Statements (unaudited)

Statement of Net Assets

As of June 30, 2009

The portfolio provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (94.3%)[1]
Consumer Discretionary (11.3%)
	Monro Muffler Brake, Inc.	170,475	4,383
*	WMS Industries, Inc.	73,900	2,329
	Matthews International Corp.	68,200	2,122
*	ITT Educational Services, Inc.	21,000	2,114
*	GameStop Corp. Class A	87,800	1,932
	Ross Stores, Inc.	46,826	1,807
*	Jos. A. Bank Clothiers, Inc.	45,220	1,558
*	NVR, Inc.	2,856	1,435
*	The Wet Seal, Inc. Class A	460,700	1,414
*	Capella Education Co.	21,100	1,265
*	Deckers Outdoor Corp.	18,000	1,265
*	O’Reilly Automotive, Inc.	32,700	1,245
	Tempur-Pedic International Inc.	93,986	1,228
	Aaron Rents, Inc.	39,200	1,169
*	Interpublic Group of Cos., Inc.	220,383	1,113
*	The Dress Barn, Inc.	70,000	1,001
	Guess ?, Inc.	34,300	884
*	MarineMax, Inc.	246,900	849
*	Aeropostale, Inc.	24,406	836
*	The Warnaco Group, Inc.	24,300	787
	Brinker International, Inc.	45,043	767
*	Dollar Tree, Inc.	18,091	762
*	FGX International Holdings Ltd.	66,900	761
	Advance Auto Parts, Inc.	18,092	751
*	True Religion Apparel, Inc.	33,300	743
	The Buckle, Inc.	23,148	735
*	Big Lots Inc.	34,200	719
	CKE Restaurants Inc.	81,500	691
*	Buffalo Wild Wings Inc.	21,100	686
*	Bally Technologies Inc.	20,300	607
	DeVry, Inc.	11,900	595
*	Marvel Entertainment, Inc.	15,000	534
*	Hot Topic, Inc.	69,356	507
	Harte-Hanks, Inc.	53,300	493
*	CEC Entertainment Inc.	15,900	469
*	Panera Bread Co.	8,600	429
	BorgWarner, Inc.	12,400	423
*	Fossil, Inc.	17,400	419
*	Steven Madden, Ltd.	15,151	386

	Tupperware Brands Corp.	14,607	380
	Burger King Holdings Inc.	19,901	344
	WABCO Holdings Inc.	18,000	319
*	Brink’s Home Security Holdings, Inc.	10,800	306
	Interactive Data Corp.	13,000	301
	Strayer Education, Inc.	1,330	290
*	Denny’s Corp.	134,200	289
*	A.C. Moore Arts & Crafts, Inc.	75,000	282
*	Jo-Ann Stores, Inc.	13,008	269
*	Wonder Auto Technology, Inc.	26,100	264
	Polaris Industries, Inc.	7,600	244
*	Sally Beauty Co. Inc.	37,442	238
	John Wiley & Sons Class A	7,012	233
*	Chipotle Mexican Grill, Inc.	2,900	232
	Standard Motor Products, Inc.	28,009	232
*	Carter’s, Inc.	9,349	230
*	Einstein Noah Restaurant Group Inc.	25,500	221
*	Pre-Paid Legal Services, Inc.	4,700	205
*	American Public Education, Inc.	5,100	202
	Group 1 Automotive, Inc.	7,600	198
*	Corinthian Colleges, Inc.	11,300	191
	Macy’s Inc.	16,000	188
*	Fuel Systems Solutions, Inc.	9,200	186
	DineEquity, Inc.	5,500	172
*	Coinstar, Inc.	6,300	168
*	Isle of Capri Casinos, Inc.	12,519	167
*,^	Under Armour, Inc.	7,000	157
*	AnnTaylor Stores Corp.	18,500	148
	Cracker Barrel Old Country Store Inc.	5,200	145
	Regis Corp.	8,300	145
	Spartan Motors, Inc.	12,700	144
*	Fuqi International, Inc.	6,800	141
*	Lincoln Educational Services	6,400	134
	Cato Corp. Class A	7,524	131
*	Smith & Wesson Holding Corp.	22,951	130
	Family Dollar Stores, Inc.	4,600	130
	National Presto Industries, Inc.	1,675	127
*	Stein Mart, Inc.	13,700	121
	Sturm, Ruger & Co., Inc.	9,251	115
*	Dorman Products, Inc.	7,333	101
*	P.F. Chang’s China Bistro, Inc.	3,152	101
	PetSmart, Inc.	4,500	97
*	Kirkland’s, Inc.	7,435	89
*	Timberland Co.	6,418	85
	RadioShack Corp.	5,974	83
*	Citi Trends Inc.	3,162	82
	MDC Holdings, Inc.	2,670	80
*	Life Time Fitness, Inc.	3,800	76
*	Steiner Leisure Ltd.	2,400	73
*	Hovnanian Enterprises Inc. Class A	30,400	72
Wolverine World Wide, Inc.		3,200	71
Weight Watchers International, Inc.		2,600	67
Fred’s, Inc.		5,000	63
Finish Line, Inc.		8,300	62
Hasbro, Inc.		2,500	61
*	Warner Music Group Corp.	10,200	60
*	Papa John’s International, Inc.	2,100	52
*	Valassis Communications, Inc.	5,700	35
Cinemark Holdings Inc.		3,000	34

*	Domino’s Pizza, Inc.	4,183	31
*	Caribou Coffee Co.	4,531	29
*	Amerigon Inc.	4,500	27
*	CKX, Inc.	3,200	23
*	Maidenform Brands, Inc.	1,700	20
	Books-a-Million Inc.	2,508	18
*	Dolan Media Co.	1,300	17
*	AFC Enterprises, Inc.	1,591	11
	Wyndham Worldwide Corp.	800	10
*	Carrols Restaurant Group Inc.	913	6
*	Krispy Kreme Doughnuts, Inc.
	Warrants Exp. 3/2/12	1,122	—
			51,968
Consumer Staples (3.6%)
	Ruddick Corp.	176,500	4,135
	PriceSmart, Inc.	173,700	2,910
*	Chattem, Inc.	41,650	2,836
	Diamond Foods, Inc.	65,600	1,830
*	Dean Foods Co.	46,642	895
	Lancaster Colony Corp.	15,475	682
	Church & Dwight, Inc.	11,300	614
*	Energizer Holdings, Inc.	8,900	465
	Herbalife Ltd.	9,900	312
	Spartan Stores, Inc.	23,330	290
*	The Pantry, Inc.	16,033	266
	Cal-Maine Foods, Inc.	9,900	247
*	Darling International, Inc.	34,500	228
*	Green Mountain Coffee Roasters, Inc.	3,450	204
*	Revlon, Inc.	31,510	171
	Coca-Cola Bottling Co.	2,572	142
	Village Super Market Inc. Class A	3,494	104
*	China Sky One Medical Inc.	7,000	94
	Alberto-Culver Co.	2,600	66
*	BJ’s Wholesale Club, Inc.	1,787	58
*	American Italian Pasta Co.	1,952	57
*	Orchids Paper Products Co.	2,435	50

6

Vanguard Small Company Growth Portfolio

			Market
			Value•
		Shares	($000)
	Calavo Growers, Inc.	2,500	50
	Whole Foods Market, Inc.	2,600	49
*	Schiff Nutrition International, Inc.	3,300	17
	Weis Markets, Inc.	301	10
			16,782
Energy (2.3%)
*	Tesco Corp.	170,525	1,354
*	Dresser Rand Group, Inc.	35,800	934
*	Atwood Oceanics, Inc.	29,450	734
*	SEACOR Holdings Inc.	9,700	730
	CARBO Ceramics Inc.	21,100	722
*	Oceaneering International, Inc.	15,250	689
*	Alpha Natural Resources, Inc.	26,000	683
	Tesoro Corp.	48,300	615
	Tidewater Inc.	14,000	600
	St. Mary Land & Exploration Co.	26,900	561
*	Arena Resources, Inc.	15,000	478
	Rowan Cos., Inc.	20,800	402
*,^	Clean Energy Fuels Corp.	40,400	348
*	Contango Oil & Gas Co.	7,845	333
*	James River Coal Co.	16,400	248
*	Gulfmark Offshore, Inc.	7,900	218
	Ship Finance International Ltd.	18,200	201
	Frontier Oil Corp.	13,400	176
*	Comstock Resources, Inc.	5,200	172
*	Endeavor International Corp.	63,400	86
	Nordic American Tanker Shipping Ltd.	2,400	76
	Foundation Coal Holdings, Inc.	2,700	76
*	ATP Oil & Gas Corp.	8,600	60
*	Matrix Service Co.	4,779	55
*	Cal Dive International, Inc.	6,000	52
*	Veneco Inc.	4,300	33
	Holly Corp.	1,100	20
*	CVR Energy, Inc.	2,500	18
*	Willbros Group, Inc.	1,100	14
*	Isramco, Inc.	89	9
			10,697
Exchange-Traded Fund (1.1%)
2	Vanguard Small-Cap Growth ETF	104,300	5,006

Financials (4.8%)
*	Jefferies Group, Inc.	155,000	3,306
	Cash America International Inc.	111,055	2,598
	Waddell & Reed Financial, Inc.	59,400	1,566
*	Harris & Harris Group, Inc.	197,150	1,149
	SEI Investments Co.	53,700	969
	QC Holdings Inc.	184,536	949
	Federated Investors, Inc.	32,300	778
*	Safeguard Scientifics, Inc.	563,950	744
	Axis Capital Holdings Ltd.	27,400	717
	Westamerica Bancorporation	14,195	704
*	Knight Capital Group, Inc. Class A	35,100	598
*	The St. Joe Co.	19,734	523
	BOK Financial Corp.	12,173	459
	Cullen/Frost Bankers, Inc.	8,500	392
	Calamos Asset Management, Inc.	25,500	360

*	Dollar Financial Corp.	23,500	324
	Advance America, Cash Advance Centers, Inc.	72,179	320
	Digital Realty Trust, Inc. REIT	8,422	302
	MHI Hospitality Corp.	213,400	297
*	CB Richard Ellis Group, Inc.	26,851	251
	Gamco Investors Inc. Class A	4,867	236
*	Credit Acceptance Corp.	10,514	230
*	Nelnet, Inc.	15,632	212
	Equity Lifestyle Properties, Inc. REIT	5,700	212
	Odyssey Re Holdings Corp.	5,000	200
	Nationwide Health Properties, Inc. REIT	7,304	188
	Assured Guaranty Ltd.	14,552	180
*	Pinnacle Financial Partners, Inc.	13,500	180
*	World Acceptance Corp.	8,900	177
	Capitol Federal Financial	4,599	176
	Health Care Inc. REIT	5,125	175
	PS Business Parks, Inc. REIT	3,532	171
*	Investment Technology Group, Inc.	8,000	163
	Washington REIT	7,000	157
	Saul Centers, Inc. REIT	4,854	144
	Tanger Factory Outlet Centers, Inc. REIT	4,400	143
	Highwood Properties, Inc. REIT	6,000	134
	Associated Estates Realty Corp. REIT	22,315	133
	Endurance Specialty Holdings Ltd.	4,480	131
	Sun Communities, Inc. REIT	9,500	131
	City Holding Co.	4,279	130
*	Stifel Financial Corp.	2,700	130
	First Financial Bankshares, Inc.	2,300	116
*	Primus Guaranty, Ltd.	43,200	102
*	Nasdaq OMX Group, Inc.	4,000	85
*	First Cash Financial Services, Inc.	4,600	81
	Rayonier Inc. REIT	2,100	76
	Life Partners Holdings	4,200	60
	Eaton Vance Corp.	2,200	59
	Getty Realty Holding Corp. REIT	2,800	53
*	Affiliated Managers Group, Inc.	900	52
*	TD Ameritrade Holding Corp.	2,905	51
	Amtrust Financial Services Inc.	4,428	50
*	Hallmark Financial Services, Inc.	5,692	41
	United Financial Bancorp, Inc.	2,878	40
	Mid-America Apartment Communities, Inc. REIT	1,000	37
	Ames National Corp.	1,472	36
	Great Southern Bancorp, Inc.	1,716	35
	Arrow Financial Corp.	1,219	33
	Southside Bancshares, Inc.	1,357	31
	Suffolk Bancorp	700	18
*	TradeStation Group, Inc.	1,800	15
	Danvers Bancorp, Inc.	1,000	13
	BGC Partners, Inc.	3,500	13
			22,136
Health Care (27.2%)
	Biotechnology (10.4%)
*	Crucell NV ADR	190,150	4,575
*	Isis Pharmaceuticals, Inc.	264,750	4,368
*	ImmunoGen, Inc.	462,618	3,983
*	Alkermes, Inc.	327,150	3,540
*	Medarex, Inc.	421,250	3,517
*	Regeneron Pharmaceuticals, Inc.	195,300	3,500
	PDL BioPharma Inc.	410,190	3,241

*	QLT Inc.	1,447,138	3,068
*	BioMarin Pharmaceutical Inc.	184,500	2,880
*	Seattle Genetics, Inc.	278,450	2,707
*	Dyax Corp.	841,000	1,800
*	Cubist Pharmaceuticals, Inc.	78,600	1,441
*	Vertex Pharmaceuticals, Inc.	36,650	1,306
*	Cepheid, Inc.	133,300	1,256
*	Myriad Genetics, Inc.	28,700	1,023
*	XOMA Ltd.	1,160,900	952
*	DUSA Pharmaceuticals, Inc.	820,900	903
*	Alexion Pharmaceuticals, Inc.	17,300	711
*	Facet Biotech Corp.	71,738	666
*	Dendreon Corp.	24,918	619
*	Alnylam Pharmaceuticals Inc.	17,000	379
	Martek Biosciences Corp.	14,700	311
*	Onyx Pharmaceuticals, Inc.	10,700	302
*	Emergent BioSolutions Inc.	12,400	178
*	Cell Therapeutics, Inc.	80,400	138
*	Maxygen Inc.	14,600	98
*	Vanda Parmaceuticals, Inc.	7,900	93
*	Medivation Inc.	3,509	79
*	Oxigene, Inc.	34,570	75
*	Enzon Pharmaceuticals, Inc.	7,500	59
*	Idera Pharmaceuticals, Inc.	6,600	39
*	BioCryst Pharmaceuticals, Inc.	6,000	24
*	OncoGenex Pharmaceutical Inc.	900	20
*	Micromet, Inc.	3,856	19
*	Myriad Pharmaceuticals Inc.	4,075	19
*	Osiris Therapeutics, Inc.	1,200	16
*	NeurogesX, Inc.	1,800	10
			47,915
	Health Care Services (1.2%)
*	Amedisys Inc.	36,050	1,191
*	HMS Holdings Corp.	23,900	973
*	Emergency Medical Services LP Class A	19,400	714
	Omnicare, Inc.	23,500	605
*	LHC Group Inc.	25,400	564

7

Vanguard Small Company Growth Portfolio

			Market
			Value•
		Shares	($000)
	Chemed Corp.	11,600	458
*	Lincare Holdings, Inc.	18,800	442
*	Gentiva Health Services, Inc.	15,500	255
*	Odyssey Healthcare, Inc.	14,735	152
*	RehabCare Group, Inc.	3,885	93
*	BioScrip Inc.	11,223	67
*	Bio-Reference
	Laboratories, Inc.	1,233	39
*	Allied Healthcare
	International Inc.	6,998	15
*	Continucare Corp.	6,314	15
			5,583
	Health Care Distributors (1.5%)
*	Henry Schein, Inc.	78,300	3,754
*	MWI Veterinary Supply Inc.	80,250	2,798
	Owens & Minor, Inc.	9,000	394
			6,946
	Health Care Equipment (4.6%)
*	Edwards Lifesciences Corp.	66,400	4,517
*	IDEXX Laboratories, Inc.	57,000	2,633
*	Conceptus, Inc.	154,800	2,616
	Invacare Corp.	136,850	2,415
*	AngioDynamics, Inc.	158,900	2,109
*	ResMed Inc.	27,445	1,118
	Beckman Coulter, Inc.	18,900	1,080
*	Cyberonics, Inc.	50,600	842
*,^	BIOLASE Technology, Inc.	429,823	726
*	American Medical Systems
	Holdings, Inc.	45,800	724
	STERIS Corp.	23,900	623
*	Gen-Probe Inc.	10,700	460
*	Thoratec Corp.	15,400	413
*	Masimo Corp.	14,900	359
*	Synovis Life
	Technologies, Inc.	10,300	214
*	Cantel Medical Corp.	5,060	82
*	Kensey Nash Corp.	1,800	47
*	Symmetry Medical Inc.	1,900	18
*	Aspect Medical
	Systems, Inc.	2,985	18
			21,014
	Health Care Facilities (0.6%)
*	Sun Healthcare Group Inc.	179,565	1,515
*	Community Health
	Systems, Inc.	17,500	442
*	Psychiatric Solutions, Inc.	15,200	346
	Ensign Group Inc.	16,000	228
*	Tenet Healthcare Corp.	47,600	134
*	Health Management
	Associates Class A	24,400	120
*	HealthSouth Corp.	5,935	86
*	RadNet, Inc.	30,283	68
			2,939
	Health Care Supplies (2.1%)
*	Haemonetics Corp.	81,850	4,666

*	Align Technology, Inc.	233,050	2,470
	Meridian Bioscience Inc.	98,600	2,226
*	Merit Medical Systems, Inc.	18,600	303
	Atrion Corp.	1,444	194
			9,859
	Health Care Technology (0.3%)
*	AthenaHealth Inc.	31,900	1,180
	Allscripts Healthcare
	Solutions, Inc.	7,800	124
			1,304
	Life Sciences Tools & Services (4.3%)
*	Nektar Therapeutics	569,150	3,688
*	Mettler-Toledo
	International Inc.	43,850	3,383
*	ICON PLC - ADR	109,500	2,363
*	Luminex Corp.	125,800	2,332
*	Bruker BioSciences Corp.	250,850	2,323
*	Bio-Rad Laboratories, Inc.
	Class A	28,100	2,121
*	PAREXEL International Corp.	81,950	1,178
*	Exelixis, Inc.	219,450	1,069
*	Dionex Corp.	9,900	604
*	Millipore Corp.	3,900	274
	Pharmaceutical Product
	Development, Inc.	6,800	158
	Techne Corp.	2,100	134
*	Kendle International Inc.	9,400	115
*	Cambrex Corp.	21,090	87
*	Accelrys Inc.	8,500	50
*	eResearch Technology, Inc.	6,200	39
			19,918
	Managed Health Care (0.1%)
*	Centene Corp.	19,400	388
*	Triple-S Management Corp.	6,428	100
*	AMERIGROUP Corp.	3,372	90
			578
	Pharmaceuticals (2.1%)
*	Impax Laboratories, Inc.	419,400	3,087
*	DURECT Corp.	845,950	2,013
*	Watson
	Pharmaceuticals, Inc.	22,840	770
*	Mylan Inc.	57,100	745
*	Valeant Pharmaceuticals
	International	27,700	712
*	Warner Chilcott Ltd.	49,300	648
	Perrigo Co. (U.S.Shares)	12,900	358
*	The Medicines Co.	32,500	273
*	Auxilium
	Pharmaceuticals, Inc.	8,300	261
*	Questcor
	Pharmaceuticals, Inc.	48,500	243
*,^	Acura Pharmaceuticals Inc.	33,300	199
*	Noven Pharmaceuticals, Inc.	6,409	92
*	Sucampo
	Pharmaceuticals Inc.	5,900	36
			9,437
			125,493
Industrials (15.7%)
The Dun & Bradstreet Corp.		51,649	4,194

^	Ritchie Brothers
	Auctioneers Inc.	136,860	3,209
	MSC Industrial
	Direct Co., Inc. Class A	84,150	2,986
*	Stericycle, Inc.	57,900	2,984
	Comfort Systems USA, Inc.	254,350	2,607
*	RBC Bearings Inc.	126,450	2,586
	Watsco, Inc.	49,000	2,398
*	APAC Teleservices, Inc.	449,296	2,305
	Kennametal, Inc.	118,750	2,278
	Tennant Co.	108,150	1,989
*	Exponent, Inc.	70,280	1,723
	Healthcare Services
	Group, Inc.	94,750	1,694
	Equifax, Inc.	64,250	1,677
	McGrath RentCorp	87,400	1,666
*	The Advisory Board Co.	62,460	1,605
*	TrueBlue, Inc.	184,750	1,552
*	Genesee & Wyoming Inc.
	Class A	53,700	1,424
*	Kirby Corp.	43,000	1,367
*	GeoEye Inc.	57,700	1,359
*	Celadon Group Inc.	153,000	1,284
*	Resources Connection, Inc.	58,950	1,012
*	IHS Inc. Class A	20,100	1,002
*	BTU International, Inc.	182,177	955
	Mine Safety Appliances Co.	38,940	938
*	DigitalGlobe Inc.	47,650	915
	J.B. Hunt Transport
	Services, Inc.	29,900	913
	American Ecology Corp.	46,000	824
*	American
	Superconductor Corp.	29,850	784
*	TransDigm Group, Inc.	21,400	775
*	EnerNOC Inc.	35,100	761
	Watson Wyatt &
	Co. Holdings	20,200	758
*	Flow International Corp.	319,600	751
	Bucyrus International, Inc.	25,800	737
*	Sykes Enterprises, Inc.	34,777	629
*	Aecom Technology Corp.	19,400	621
*	CBIZ Inc.	85,393	608
	Heartland Express, Inc.	39,340	579
*	EMCOR Group, Inc.	26,800	539
*	Kadant Inc.	45,600	515
*	Alliant Techsystems, Inc.	5,900	486
*	URS Corp.	9,800	485
*	GrafTech International Ltd.	42,900	485
	The Brink’s Co.	16,400	476
	Harsco Corp.	16,389	464
*	JetBlue Airways Corp.	108,200	462
	Valmont Industries, Inc.	6,300	454
*	Sterling
	Construction Co., Inc.	28,900	441
*	AirTran Holdings, Inc.	69,525	430
	Herman Miller, Inc.	26,100	400
	Knoll, Inc.	51,000	387
*	CoStar Group, Inc.	9,600	383
	The Toro Co.	12,000	359

*	Chart Industries, Inc.	19,700	358
*	Continental Airlines, Inc.
	Class B	39,700	352
*	Esterline Technologies Corp.	12,800	346
	HEICO Corp.	9,500	344
*	Hawaiian Holdings, Inc.	56,297	339
	Acuity Brands, Inc.	11,900	334
*	Allegiant Travel Co.	8,400	333
	GATX Corp.	11,400	293
*	Trex Co., Inc.	21,800	291
*	Navistar International Corp.	6,600	288
	Robbins & Myers, Inc.	14,600	281
	Hubbell Inc. Class B	8,700	279
*	Shaw Group, Inc.	10,000	274
*	Mobile Mini, Inc.	18,000	264
	Roper Industries Inc.	5,100	231
*	RSC Holdings Inc.	34,000	228
*	GT Solar International Inc.	41,200	219
	AMETEK, Inc.	6,300	218
	Pall Corp.	8,200	218
*	American Reprographics Co.	24,400	203
*	Energy Conversion
	Devices, Inc.	13,400	190

8

Vanguard Small Company Growth Portfolio

			Market
			Value•
		Shares	($000)
*	Beacon Roofing Supply, Inc.	11,983	173
*	North American Galvanizing
	& Coatings Inc.	26,315	159
*	Huron Consulting Group Inc.	3,200	148
*	DynCorp International Inc.
	Class A	8,400	141
	AAON, Inc.	7,000	139
	Encore Wire Corp.	6,500	139
*	Avis Budget Group, Inc.	24,200	137
*	Geo Group Inc.	7,200	134
	Donaldson Co., Inc.	3,700	128
	Copa Holdings SA Class A	3,100	126
	Apogee Enterprises, Inc.	9,114	112
	Robert Half International, Inc.	4,720	111
*	Powell Industries, Inc.	2,932	109
	CIRCOR International, Inc.	4,228	100
	Ampco-Pittsburgh Corp.	3,800	89
*	Air Transport Services
	Group Inc.	33,700	78
*	Michael Baker Corp.	1,800	76
*	Force Protection, Inc.	8,500	75
*	AMR Corp.	18,600	75
*	Clean Harbors Inc.	1,300	70
*	Corrections Corp. of America	4,100	70
	ABM Industries Inc.	3,839	69
	Raven Industries, Inc.	2,170	56
	American Science &
	Engineering, Inc.	800	55
*	Stanley Inc.	1,400	46
	Preformed Line Products Co.	1,000	44
	Applied Signal
	Technology, Inc.	1,600	41
*	General Cable Corp.	1,000	38
*	WESCO International, Inc.	1,500	38
	Textainer Group Holdings Ltd.	2,872	33
	The Standard Register Co.	9,100	30
*	Pike Electric Corp.	2,000	24
	TAL International Group, Inc.	2,200	24
*	Altra Holdings Inc.	2,700	20
	Granite Construction Co.	600	20
*	Orbital Sciences Corp.	1,200	18
*	Orion Marine Group, Inc.	941	18
	Cubic Corp.	470	17
*	Furmanite Corp.	3,600	16
*	La Barge, Inc.	1,700	16
	Omega Flex Inc.	1,000	15
*	Thomas & Betts Corp.	501	14
			72,139
Information Technology (23.3%)
*	Riverbed Technology, Inc.	216,800	5,028
	FactSet Research
	Systems Inc.	75,800	3,780
*	Blue Coat Systems, Inc.	198,896	3,290
*	Euronet Worldwide, Inc.	158,900	3,081
*	Radiant Systems, Inc.	332,300	2,758
*	Polycom, Inc.	126,100	2,556

*	FEI Co.	110,630	2,533
*	PROS Holdings, Inc.	308,000	2,501
*	Ariba, Inc.	235,999	2,322
*	PMC Sierra Inc.	280,844	2,236
*	Red Hat, Inc.	108,250	2,179
*	Concur Technologies, Inc.	68,100	2,117
*	OSI Systems Inc.	99,400	2,072
*	Vocus, Inc.	102,800	2,031
*	Verigy Ltd.	157,000	1,911
*	j2 Global
	Communications, Inc.	83,100	1,875
*	Littelfuse, Inc.	89,500	1,786
*	Acme Packet, Inc.	171,778	1,738
*	Teradyne, Inc.	244,200	1,675
*	Netezza Corp.	197,500	1,643
*	VeriFone Holdings, Inc.	210,100	1,578
*	Solera Holdings, Inc.	60,573	1,539
*	Cogent Inc.	136,700	1,467
*	Cymer, Inc.	46,300	1,376
*	Netlogic Microsystems Inc.	36,600	1,334
*	SuccessFactors Inc.	139,900	1,284
*	Ceva, Inc.	147,500	1,280
*	Pericom
	Semiconductor Corp.	150,800	1,270
*	MKS Instruments, Inc.	91,700	1,210
*	Semitool, Inc.	258,500	1,194
*	Starent Networks Corp.	48,800	1,191
*	Atheros
	Communications, Inc.	59,100	1,137
	Marchex, Inc.	336,190	1,133
*	Trimble Navigation Ltd.	55,370	1,087
*	Compellent
	Technologies, Inc.	71,250	1,087
*	Sycamore Networks, Inc.	343,000	1,074
*	Hewitt Associates, Inc.	33,700	1,004
*	Alliance Data Systems Corp.	22,600	931
*	Sohu.com Inc.	14,800	930
*	Harris Stratex Networks, Inc.
	Class A	140,725	912
*	Sybase, Inc.	28,893	905
*	Monolithic Power Systems	40,000	896
	Broadridge Financial
	Solutions LLC	53,000	879
*	Varian Semiconductor
	Equipment Associates, Inc.	35,100	842
*	DemandTec, Inc.	93,640	824
	Power Integrations, Inc.	33,600	799
*	Skyworks Solutions, Inc.	80,800	790
*	Dolby Laboratories Inc.	20,656	770
*	SkillSoft PLC	94,100	734
*	Stratasys, Inc.	64,200	706
	Heartland Payment
	Systems, Inc.	72,600	695
*	Ness Technologies Inc.	170,800	668
*	TiVo Inc.	57,900	607
*	FLIR Systems, Inc.	26,700	602
*	Cree, Inc.	20,101	591
	Syntel, Inc.	18,286	575
*	salesforce.com, inc.	15,000	573

*	Silicon Laboratories Inc.	15,000	569
*	Genpact, Ltd.	46,296	544
*	EarthLink, Inc.	71,900	533
*	NVE Corp.	10,500	510
*	DealerTrack Holdings Inc.	30,000	510
*	Semtech Corp.	32,010	509
*	McAfee Inc.	11,700	494
*	OpNext, Inc.	219,800	470
*	SPSS, Inc.	13,800	460
Diebold, Inc.		17,200	453
*	ScanSource, Inc.	18,041	442
*	QLogic Corp.	34,615	439
*	NAPCO Security
Technologies Inc.		365,836	432
*	Lawson Software, Inc.	75,631	422
*	Multi-Fineline Electronix, Inc.	19,700	422
*	SAIC, Inc.	22,045	409
*	Sapient Corp.	63,900	402
*	Rudolph Technologies, Inc.	72,500	400
*	Gartner, Inc. Class A	26,000	397
*	Silicon Motion
	Technology Corp. ADR	102,000	372
*	3Com Corp.	78,917	372
*	Advanced Analogic
	Technologies, Inc.	77,500	356
*	Cadence Design
	Systems, Inc.	60,030	354
*	Synaptics Inc.	8,829	341
*	ManTech International Corp.	7,900	340
*	Parametric Technology Corp.	27,900	326
*	S1 Corp.	44,900	310
*	Benchmark Electronics, Inc.	20,900	301
*	JDA Software Group, Inc.	19,100	286
*	Nuance
	Communications, Inc.	23,600	285
*,^	AuthenTec, Inc.	156,800	281
	Jack Henry &
	Associates Inc.	13,300	276
*	LivePerson, Inc.	67,116	268
*	Comtech
	Telecommunications Corp.	8,400	268
*	Art Technology Group, Inc.	69,985	266
*	Plexus Corp.	12,900	264
*	Applied Micro Circuits Corp.	32,186	262
*	ATMI, Inc.	16,600	258
*	Tessera Technologies, Inc.	10,172	257
*	Anixter International Inc.	6,800	256
	Total System Services, Inc.	19,000	254
	Cass Information
	Systems, Inc.	7,700	252
*	Tekelec	14,946	252
	iGATE Corp.	37,027	245
	Ulticom, Inc.	110,080	226
*	Metavante Technologies	7,800	202
*	EMS Technologies, Inc.	9,500	199
*	Manhattan Associates, Inc.	10,400	189
*	Forrester Research, Inc.	7,700	189
*	Aruba Networks, Inc.	21,067	184
*	Advanced Micro

	Devices, Inc.	47,300	183
*	Rambus Inc.	11,300	175
*	Shanda Interactive
	Entertainment, Ltd.	3,300	173
*	Kopin Corp.	45,102	166
*	Tech Data Corp.	4,800	157
*	ValueClick, Inc.	14,900	157
	Pegasystems Inc.	5,851	154
*	Global Cash Access, Inc.	17,862	142
*	TNS Inc.	7,200	135
*	Actuate Software Corp.	27,139	130
	ADTRAN Inc.	6,000	129
*	CSG Systems
	International, Inc.	9,700	128
*	Arris Group Inc.	9,769	119
*	F5 Networks, Inc.	3,300	114
*	NeuStar, Inc. Class A	5,147	114
*	Wright Express Corp.	4,016	102
	Take-Two Interactive
	Software, Inc.	10,500	99
*	Maxwell Technologies, Inc.	6,700	93
*	RAE Systems, Inc.	67,099	93

9

Vanguard Small Company Growth Portfolio

			Market
			Value•
		Shares	($000)
*	SeaChange
	International, Inc.	11,397	92
*	Exar Corp.	12,637	91
*	NCI, Inc.	2,982	91
*	Intellon Corp.	20,862	89
*	Sigma Designs, Inc.	5,480	88
*	CACI International, Inc.	2,000	85
*	Ultratech, Inc.	6,800	84
*	Wind River Systems Inc.	7,200	82
*	SYNNEX Corp.	3,226	81
*	NetScout Systems, Inc.	8,145	76
*	STEC Inc.	3,100	72
*	MIPS Technologies, Inc.	23,125	69
*	AsiaInfo Holdings, Inc.	3,600	62
*	Loral Space and
	Communications Ltd.	2,300	59
*	BigBand Networks Inc.	11,400	59
*	RF Micro Devices, Inc.	15,600	59
	IXYS Corp.	5,600	57
*	TeleTech Holdings, Inc.	3,674	56
*	Hittite Microwave Corp.	1,500	52
*	InterDigital, Inc.	2,000	49
*	ON Semiconductor Corp.	7,100	49
*	CPI International, Inc.	5,100	44
*	Entrust, Inc.	24,113	44
*	Saba Software, Inc.	11,265	43
*	Atmel Corp.	11,600	43
*	Cirrus Logic, Inc.	8,300	37
*	Net 1 UEPS
	Technologies, Inc.	2,700	37
*	Techwell, Inc.	4,267	36
	Acxiom Corp.	4,072	36
*	Volterra Semiconductor Corp.	2,700	35
	Daktronics, Inc.	4,200	32
*	Intermec, Inc.	2,200	28
*	Palm, Inc.	1,700	28
*	Ebix, Inc.	800	25
*	ViaSat, Inc.	800	21
	Micrel, Inc.	2,700	20
*	Entropic
	Communications Inc.	8,600	19
*	Equinix, Inc.	200	15
	Intersil Corp.	906	11
*	Nanometrics Inc.	3,795	10
*	Quantum Corp.	11,400	9
			107,532
Materials (3.9%)
	Sensient Technologies Corp.	184,150	4,156
	AptarGroup Inc.	106,300	3,590
*	OM Group, Inc.	53,800	1,561
	Arch Chemicals, Inc.	41,700	1,025
	Ball Corp.	17,300	781
*	Fronteer Development
	Group, Inc.	195,000	669
	FMC Corp.	13,300	629
	NewMarket Corp.	8,800	592

*	Pactiv Corp.	23,730	515
*	Crown Holdings, Inc.	20,867	504
	Compass Minerals
	International, Inc.	8,700	478
*	LSB Industries, Inc.	29,250	473
	Silgan Holdings, Inc.	9,200	451
	Koppers Holdings, Inc.	14,226	375
	Terra Industries, Inc.	14,400	349
	Rock-Tenn Co.	7,563	289
*	BWAY Holding Co.	13,726	241
*	Clearwater Paper Corp.	6,680	169
	Stepan Co.	3,702	163
	Innophos Holdings Inc.	8,372	141
	Walter Industries, Inc.	3,600	130
	Worthington Industries, Inc.	10,100	129
	International Flavors &
	Fragrances, Inc.	3,500	115
*	Boise, Inc.	49,437	85
*	Landec Corp.	9,700	66
*	GenTek, Inc.	2,500	56
*	Omnova Solutions Inc.	12,766	42
*	AEP Industries, Inc.	1,200	32
	Schnitzer Steel
	Industries, Inc. Class A	500	26
*	General Steel Holdings, Inc.	2,500	10
			17,842
Telecommunication Services (0.5%)
*	Clearwire Corp. 132,600		733
	NTELOS Holdings Corp.	28,200	519
*	Syniverse Holdings Inc.	26,900	431
*	Premiere Global Services, Inc.	26,000	282
	USA Mobility, Inc.	17,616	225
*	Centennial
	Communications Corp.
	Class A	8,100	68
*	FiberNet Telecom Group, Inc.	3,212	40
*	Cogent Communications
	Group, Inc.	2,800	23
*	SBA Communications Corp.	922	23
	Consolidated
	Communications
	Holdings, Inc.	1,400	16
*	Neutral Tandem, Inc.	500	15
			2,375
Utilities (0.6%)
	Ormat Technologies Inc.	45,359	1,828
	DPL Inc.	27,500	637
	CenterPoint Energy Inc.	30,300	336
	New Jersey Resources Corp.	2,481	92
			2,893
Total Common Stocks
(Cost $526,445)			434,863
Temporary Cash Investments (6.4%)[1]
Money Market Fund (6.0%)
3,4 Vanguard Market
Liquidity Fund, 0.395%		27,734,882	27,735

		Face

	Amount
	($000)
U.S. Government and Agency Obligations (0.4%)
5,6 Federal Home Loan
Mortgage Corp.
0.210%, 9/28/09	2,000	1,999
5,6 Federal National
Mortgage Assn.
0.541%, 7/30/09	100	100
		2,099
Total Temporary Cash Investments
(Cost $29,834)		29,834
Total Investments (100.7%)
(Cost $556,279)		464,697
Other Assets and Liabilities (–0.7%)
Other Assets		14,884
Liabilities[4]		(18,336)
		(3,452)
Net Assets (100%)
Applicable to 42,315,472 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		461,245
Net Asset Value Per Share		$10.90

At June 30, 2009, net assets consisted of:
Amount
($000)
Paid-in Capital	679,090
Overdistributed Net Investment Income	(444)
Accumulated Net Realized Losses	(125,794)
Unrealized Appreciation (Depreciation)
Investment Securities	(91,582)
Futures Contracts	(25)
Net Assets	461,245

•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
^	Part of security position is on loan to broker-dealers. The total value of securities on loan is $4,035,000.
1

The portfolio invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the portfolio’s effective common stock and temporary cash investment positions represent 97.7% and 3.0%, respectively, of net assets.

2	Considered an affiliated company of the portfolio as the issuer is another member of The Vanguard Group.
3	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4	Includes $4,274,000 of collateral received for securities on loan.
5	Securities with a value of $2,099,000 have been segregated as initial margin for open futures contracts.
6	The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.

ADR—American Depositary Receipt.

REIT—Real Estate Investment Trust.

See accompanying Notes, which are an integral part of the Financial Statements.

10

Vanguard Small Company Growth Portfolio

Statement of Operations

Six Months Ended
June 30, 2009
($000)
Investment Income
Income
Dividends[1]	1,167
Interest[1]	80
Security Lending	397
Total Income	1,644
Expenses
Investment Advisory Fees—Note B	307
The Vanguard Group—Note C
Management and Administrative	394
Marketing and Distribution	64
Custodian Fees	18
Shareholders’ Reports and Proxies	28
Total Expenses	811
Net Investment Income	833
Realized Net Gain (Loss)
Investment Securities Sold[1]	(58,247)
Futures Contracts	3,420
Realized Net Gain (Loss)	(54,827)
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	103,986
Futures Contracts	(557)
Change in Unrealized Appreciation
(Depreciation)	103,429
Net Increase (Decrease) in Net Assets
Resulting from Operations	49,435

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2009	2008
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	833	4,888
Realized Net Gain (Loss)	(54,827)	(66,429)
Change in Unrealized Appreciation (Depreciation)	103,429	(233,247)
Net Increase (Decrease) in Net Assets Resulting from Operations	49,435	(294,788)
Distributions
Net Investment Income	(4,881)	(4,275)
Realized Capital Gain[2]	—	(66,695)
Total Distributions	(4,881)	(70,970)
Capital Share Transactions
Issued	39,503	78,819
Issued in Lieu of Cash Distributions	4,881	70,970

Redeemed	(59,462)	(146,713)
Net Increase (Decrease) from Capital Share Transactions	(15,078)	3,076
Total Increase (Decrease)	29,476	(362,682)
Net Assets
Beginning of Period	431,769	794,451
End of Period[3]	461,245	431,769

1	Dividend income, interest income, and realized net gain (loss) from affiliated companies of the portfolio were $1,000, $69,000, and $0, respectively.
2	Includes fiscal 2008 short-term gain distributions totaling $20,522,000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
3	Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($444,000) and $3,604,000. See accompanying Notes, which are an integral part of the Financial Statements.

11

Vanguard Small Company Growth Portfolio

Financial Highlights

	Six
	Months
	Ended
For a Share Outstanding	June 30,	Year Ended December 31,
Throughout Each Period	2009	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$9.78	$18.15	$19.32	$19.61	$19.48	$16.91
Investment Operations
Net Investment Income	.028	.110	.094[1]	.095	.070	(.001)
Net Realized and Unrealized Gain (Loss)
on Investments	1.212	(6.820)	.620	2.000	1.031	2.586
Total from Investment Operations	1.240	(6.710)	.714	2.095	1.101	2.585
Distributions
Dividends from Net Investment Income	(.120)	(.100)	(.101)	(.075)	—	(.015)
Distributions from Realized Capital Gains	—	(1.560)	(1.783)	(2.310)	(.971)	—
Total Distributions	(.120)	(1.660)	(1.884)	(2.385)	(.971)	(.015)
Net Asset Value, End of Period	$10.90	$9.78	$18.15	$19.32	$19.61	$19.48

Total Return	12.87%	–39.47%	3.77%	10.21%	6.26%	15.30%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$461	$432	$794	$823	$744	$752
Ratio of Total Expenses to
Average Net Assets[2]	0.40%[3]	0.33%	0.36%	0.38%	0.40%	0.46%
Ratio of Net Investment Income (Loss)
to Average Net Assets	0.60%[3]	0.80%	0.49%	0.51%	0.35%	(0.01%)
Portfolio Turnover Rate	64%[3]	94%	75%	79%	71%	80%

1	Calculated based on average shares outstanding.
2	Includes performance-based investment advisory fee increases (decreases) of 0.00%, (0.03%), (0.06%), (0.04%), (0.02%), and 0.04%.
3	Annualized.

Notes to Financial Statements

Vanguard Variable Insurance Fund Small Company Growth Portfolio is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The portfolio uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The portfolio may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market.

12

Vanguard Small Company Growth Portfolio

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2005–2008) and for the period ended June 30, 2009, and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The portfolio may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Granahan Investment Management, Inc., provides investment advisory services to a portion of the portfolio for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee for Granahan Investment Management, Inc., is subject to quarterly adjustments based on performance for the preceding three years relative to the Russell 2500 Growth Index.

The Vanguard Group provides investment advisory services to a portion of the portfolio on an at-cost basis; the portfolio paid Vanguard advisory fees of $101,000 for the six months ended June 30, 2009.

For the six months ended June 30, 2009, the aggregate investment advisory fee represented an effective annual basic rate of 0.15% of the portfolio’s average net assets, with no adjustment required based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At June 30, 2009, the portfolio had contributed capital of $103,000 to Vanguard (included in Other Assets), representing 0.02% of the portfolio’s net assets and 0.04% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

D. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

The following table summarizes the portfolio’s investments as of June 30, 2009, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	434,863	—	—
Temporary Cash Investments	27,735	2,099	—
Futures Contracts—Liabilities[1]	(26)	—	—
Total	462,572	2,099	—
1 Represents variation margin on the last day of the reporting period.

13

Vanguard Small Company Growth Portfolio

The following table summarizes changes in investments valued based on Level 3 inputs during the period ended June 30, 2009:

Investments
in Securities
Amount valued based on Level 3 Inputs	($000)
Balance as of December 31, 2008	3,659
Transfers in and/or out of Level 3	(2,172)
Change in Unrealized Appreciation (Depreciation)	(1,487)
Balance as of June 30, 2009	—

E. At June 30, 2009, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
		Number of	Aggregate	Unrealized
		Long (Short)	Settlement	Appreciation
Futures Contracts	Expiration	Contracts	Value	(Depreciation)
E-mini Russell 2000 Index	September 2009	313	15,875	(25)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The portfolio’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at December 31, 2008, the portfolio had available realized losses of $70,084,000 to offset future net capital gains of $30,166,000 through December 31, 2016, and $39,918,000 through December 31, 2017. The portfolio will use these capital losses to offset net taxable capital gains, if any, realized during the year ending December 31, 2009; should the portfolio realize net capital losses for the year, the losses will be added to the loss carryforward balances above.

At June 30, 2009, the cost of investment securities for tax purposes was $556,279,000. Net unrealized depreciation of investment securities for tax purposes was $91,582,000, consisting of unrealized gains of $30,812,000 on securities that had risen in value since their purchase and $122,394,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the six months ended June 30, 2009, the portfolio purchased $121,924,000 of investment securities and sold $137,534,000 of investment securities, other than temporary cash investments.

H. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	June 30, 2009	December 31, 2008
	Shares	Shares
	(000)	(000)
Issued	4,030	6,019
Issued in Lieu of Cash Distributions	517	5,273

Redeemed	(6,359)	(10,939)
Net Increase (Decrease) in Shares Outstanding	(1,812)	353

I. In preparing the financial statements as of June 30, 2009, management considered the impact of subsequent events occurring through August 5, 2009, for potential recognition or disclosure in these financial statements.

14

Vanguard Small Company Growth Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended June 30, 2009
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Small Company Growth Portfolio	12/31/2008	6/30/2009	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,128.69	$2.11
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.81	2.01

1

The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.40%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

15

Vanguard Small Company Growth Portfolio

Trustees Approve Advisory Arrangements

The board of trustees of Vanguard Variable Insurance Fund Small Company Growth Portfolio has renewed the portfolio’s investment advisory arrangements with Granahan Investment Management, Inc. (Granahan) and The Vanguard Group, Inc. (through its Quantitative Equity Group). The board concluded that the retention of the advisors was in the best interests of the portfolio and its shareholders.

The board based its decisions upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the portfolio’s investment management over both short- and long-term periods, and took into account the organizational depth and stability of each firm. The board noted the following:

Granahan Investment Management. Founded in 1985, Granahan has been an advisor to the portfolio since its inception in 1996. The firm uses fundamental research to select a portfolio of 125–175 stocks with sustainable growth characteristics. The advisor achieves portfolio diversification through dedicated allocations to three categories of growth companies: core growth (40%–70% of sub-portfolio assets), companies with strong market position, based on proprietary products or services; pioneer (15%–30%), companies with unique technology or innovations; and special value (15%–30%), companies with growth potential overlooked by the market.

The Vanguard Group. Vanguard has been managing investments for more than three decades. The Quantitative Equity Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth. Vanguard has managed a portion of the portfolio since 2008.

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted the continuation of the advisory arrangements.

Investment performance

The board considered the short- and long-term performance of the portfolio, including any periods of outperformance or underperformance of a relevant benchmark and peer group. The board concluded that each advisor has carried out the portfolio’s investment strategy in disciplined fashion and that performance results have allowed the portfolio to remain competitive versus its benchmark and peer funds. Information about the portfolio’s most recent performance can be found on the Performance Summary page for this portfolio.

Cost

The board concluded that the portfolio’s expense ratio was well below the average expense ratio charged by funds in its peer group. The board noted that the portfolio’s advisory expense ratio was also well below the peer-group average. Information about the portfolio’s expense ratio appears on the About Your Portfolio’s Expenses page as well as in the Financial Statements pages.

The board did not consider profitability of Granahan in determining whether to approve the advisory fee, because Granahan is independent of Vanguard, and the advisory fee is the result of arm’s-length negotiations. The board does not conduct a profitability analysis of Vanguard, because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that the portfolio realizes economies of scale that are built into the negotiated advisory fee rate with Granahan without any need for asset-level breakpoints.

Granahan’s advisory fee rate is very low relative to the average rate paid by funds in the portfolio’s peer group. The board also concluded that the portfolio’s low-cost arrangement with Vanguard ensures that the portfolio will realize economies of scale as it grows, with the cost to shareholders declining as the portfolio’s assets managed by Vanguard increase.

The board will consider whether to renew the advisory arrangements again after a one-year period.

16

Vanguard® Total Bond Market Index Portfolio

For the six months ended June 30, 2009, the Total Bond Market Index Portfolio returned about 2%, in line with the return of its benchmark index, the Barclays Capital U.S. Aggregate Bond Index, but behind the average return of its peer group.

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

As of June 30, the portfolio yielded 4.06%, compared with 4.31% six months earlier.

Changing attitude toward risk affected portfolio’s results

Vanguard Total Bond Market Index Portfolio is composed of investment-grade corporate bonds and U.S. government-related securities, including a large proportion of U.S. Treasury bonds. In 2008, investors flocked to Treasuries—deemed the safest bonds based on credit quality—amid the rampant uncertainty created by the credit-market crisis and worsening economic slump. This rush into Treasuries boosted the portfolio’s return, even though the prices of corporate bonds declined, as investors shunned what they perceived to be overly risky assets.

During the six months ended June 30, the extraordinary demand for Treasuries subsided, as government efforts to deal with the credit crisis whetted investors’ appetite for risk. Investors then seem to have rushed headlong into corporate debt—the riskier, the better. During the period, Treasuries returned about –4%, investment-grade corporate bonds rose about 7%, and high-yield securities—the riskiest of bonds—gained about 30%, as measured by the Barclays Capital U.S. Treasury, U.S. Credit, and U.S. Corporate High Yield Bond Indexes, respectively. This time, corporate bonds bolstered the portfolio’s return.

Portfolio’s experience offers a lesson in diversification

As the experience of 2008 shows, diversification among asset classes potentially benefits investors. Despite the stock market’s huge drop in 2008, the portfolio earned a positive return because of its Treasury holdings. The portfolio also earned a positive return during the six months ended June 30, but by a different route—through its corporate bond holdings, as noted above.

This is just one example, and, to be fair, diversification does not always pay off in the short term, as many well-diversified stock and bond investors learned in 2008. Over the long term, however, we believe that a low-cost portfolio, balanced among stocks, bonds, and money market investments and based on your goals, time horizon, and appetite for risk, has the potential to do so.

Total Returns
Six Months Ended
June 30, 2009
Vanguard Total Bond Market Index Portfolio	2.07%
Barclays Capital U.S. Aggregate Bond Index	1.90
Average Intermediate-Term Investment Grade Debt Fund[1]	5.38

Expense Ratios[2]
Your Portfolio Compared With Its Peer Group
		Average
		Intermediate-Term
		Investment Grade
	Portfolio	Debt Fund
Total Bond Market Index Portfolio	0.22%	0.94%

1	Derived from data provided by Lipper Inc.
2

The portfolio expense ratio shown is from the prospectus dated April 29, 2009, and represents estimated costs for the current fiscal year based on the portfolio’s net assets as of the prospectus date. For the six months ended June 30, 2009, the portfolio’s annualized expense ratio was 0.22%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2008.

Vanguard Total Bond Market Index Portfolio

Portfolio Profile

As of June 30, 2009

Financial Attributes
		Target
	Portfolio	Index[1]
Number of Issues	2,824	8,866
Yield[2]	4.1%	4.1%
Yield to Maturity	4.0%[3]	4.1%
Average Coupon	5.1%	4.9%
Average Effective Maturity	6.6 years	6.7 years
Average Quality[4]	Aa1	Aa1
Average Duration	4.3 years	4.3 years
Expense Ratio[5]	0.22%	—
Short-Term Reserves	0.6%	—

Volatility Measures
Portfolio Versus
Target Index[1]
R-Squared	0.99
Beta	0.99

Distribution by Maturity (% of portfolio)

Under 1 Year	1.7%
1–5 Years	48.3
5–10 Years	37.2
10–20 Years	6.8
20–30 Years	5.9
Over 30 Years	0.1

Sector Diversification[6] (% of portfolio)

Asset-Backed/Commercial Mortgage-Backed	4.1%
Finance	6.6
Foreign	3.5
Government Mortgage-Backed	38.3
Industrial	9.9
Treasury/Agency	35.0
Utilities	2.0
Other	0.6

Distribution by Credit Quality[4] (% of portfolio)

Aaa	79.5%
Aa	3.5
A	9.6
Baa	7.4

Investment Focus

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

1 Barclays Capital U.S. Aggregate Bond Index.

2 30-day SEC yield for the portfolio; index yield assumes that all bonds are called or prepaid at the earliest possible date.

3 Before expenses.

4 Source: Moody’s Investors Service.

5 The expense ratio shown is from the prospectus dated April 29, 2009, and represents estimated costs for the current fiscal year based on the portfolio’s net assets as of the prospectus date. For the six months ended June 30, 2009, the portfolio’s annualized expense ratio was 0.22%.

6 The agency sector may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

Vanguard Total Bond Market Index Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Fiscal-Year Total Returns (%): December 31, 1998–June 30, 2009

Average Annual Total Returns: Periods Ended June 30, 2009
						Ten Years
	Inception Date	One Year	Five Years	Capital	Income	Total
Total Bond Market Index Portfolio	4/29/1991	6.28%	5.04%	0.92%	4.82%	5.74%

1	Six months ended June 30, 2009.

Note: See Financial Highlights table for dividend and capital gains information.

Vanguard Total Bond Market Index Portfolio

Financial Statements (unaudited)

Statement of Net Assets

As of June 30, 2009

The portfolio provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (71.8%)
U.S. Government Securities (26.2%)
U.S. Treasury Bond	12.500%	8/15/14	275	279
U.S. Treasury Bond	11.250%	2/15/15	5,775	8,328
U.S. Treasury Bond	10.625%	8/15/15	35	50
U.S. Treasury Bond	9.875%	11/15/15	1,450	2,027
U.S. Treasury Bond	9.250%	2/15/16	75	103
U.S. Treasury Bond	7.250%	5/15/16	685	859
U.S. Treasury Bond	7.500%	11/15/16	2,200	2,806
U.S. Treasury Bond	8.750%	5/15/17	6,875	9,412
U.S. Treasury Bond	8.875%	8/15/17	6,850	9,470
U.S. Treasury Bond	9.125%	5/15/18	450	644
U.S. Treasury Bond	8.875%	2/15/19	1,835	2,617
U.S. Treasury Bond	8.125%	8/15/19	195	267
U.S. Treasury Bond	8.500%	2/15/20	65	91
U.S. Treasury Bond	8.750%	5/15/20	150	214
U.S. Treasury Bond	8.750%	8/15/20	9,075	12,994
U.S. Treasury Bond	7.875%	2/15/21	2,880	3,909
U.S. Treasury Bond	8.125%	5/15/21	360	498
U.S. Treasury Bond	8.000%	11/15/21	1,195	1,648
U.S. Treasury Bond	7.250%	8/15/22	210	276
U.S. Treasury Bond	7.625%	11/15/22	40	54
U.S. Treasury Bond	7.125%	2/15/23	2,190	2,860
U.S. Treasury Bond	6.250%	8/15/23	7,300	8,887
U.S. Treasury Bond	6.875%	8/15/25	75	98
U.S. Treasury Bond	6.000%	2/15/26	425	512
U.S. Treasury Bond	6.750%	8/15/26	5,455	7,092
U.S. Treasury Bond	6.500%	11/15/26	475	604
U.S. Treasury Bond	6.625%	2/15/27	1,765	2,273
U.S. Treasury Bond	6.375%	8/15/27	110	139
U.S. Treasury Bond	5.500%	8/15/28	20	23
U.S. Treasury Bond	5.250%	11/15/28	1,110	1,246
U.S. Treasury Bond	5.250%	2/15/29	2,400	2,696

U.S. Treasury Bond	6.125%	8/15/29	480	597
U.S. Treasury Bond	5.375%	2/15/31	2,350	2,694
U.S. Treasury Bond	4.500%	2/15/36	5,450	5,606
U.S. Treasury Bond	4.750%	2/15/37	3,075	3,291
U.S. Treasury Bond	5.000%	5/15/37	750	834
U.S. Treasury Bond	4.375%	2/15/38	750	756
U.S. Treasury Bond	3.500%	2/15/39	7,300	6,302
U.S. Treasury
Inflation-Indexed Note	3.500%	1/15/11	1,800	2,301
U.S. Treasury Note	2.625%	5/31/10	1,900	1,937
U.S. Treasury Note	2.875%	6/30/10	4,500	4,604
U.S. Treasury Note	2.750%	7/31/10	1,025	1,049
U.S. Treasury Note	4.125%	8/15/10	3,040	3,161
U.S. Treasury Note	2.375%	8/31/10	6,175	6,303
U.S. Treasury Note	2.000%	9/30/10	6,325	6,435
U.S. Treasury Note	1.500%	10/31/10	14,850	15,012
U.S. Treasury Note	4.500%	11/15/10	2,175	2,288
U.S. Treasury Note	1.250%	11/30/10	13,725	13,826
U.S. Treasury Note	4.375%	12/15/10	6,650	6,998
U.S. Treasury Note	0.875%	12/31/10	7,805	7,816
U.S. Treasury Note	0.875%	1/31/11	6,550	6,554
U.S. Treasury Note	4.500%	2/28/11	3,785	4,013
U.S. Treasury Note	0.875%	3/31/11	8,150	8,140
U.S. Treasury Note	0.875%	4/30/11	325	324
U.S. Treasury Note	4.875%	4/30/11	3,450	3,689
U.S. Treasury Note	0.875%	5/31/11	8,150	8,122
U.S. Treasury Note	1.125%	6/30/11	5,250	5,251
U.S. Treasury Note	5.125%	6/30/11	10,550	11,382
U.S. Treasury Note	4.875%	7/31/11	575	619
U.S. Treasury Note	4.625%	8/31/11	5,075	5,442
U.S. Treasury Note	4.500%	9/30/11	2,510	2,690
U.S. Treasury Note	1.750%	11/15/11	125	126
U.S. Treasury Note	4.625%	12/31/11	50	54
U.S. Treasury Note	4.750%	1/31/12	350	380
U.S. Treasury Note	4.625%	2/29/12	750	813
U.S. Treasury Note	4.500%	3/31/12	800	866
U.S. Treasury Note	1.375%	4/15/12	2,875	2,865
U.S. Treasury Note	4.500%	4/30/12	200	216
U.S. Treasury Note	1.375%	5/15/12	4,575	4,551
U.S. Treasury Note	4.750%	5/31/12	2,400	2,617
U.S. Treasury Note	1.875%	6/15/12	1,075	1,083
U.S. Treasury Note	4.875%	6/30/12	5,900	6,466
U.S. Treasury Note	4.625%	7/31/12	5,200	5,664
U.S. Treasury Note	4.125%	8/31/12	250	269
U.S. Treasury Note	4.250%	9/30/12	225	243
U.S. Treasury Note	3.875%	10/31/12	24,425	26,120
U.S. Treasury Note	3.375%	11/30/12	325	342
U.S. Treasury Note	2.750%	2/28/13	580	597
U.S. Treasury Note	3.625%	5/15/13	4,925	5,211

U.S. Treasury Note	3.500%	5/31/13	12,725	13,413
U.S. Treasury Note	3.375%	6/30/13	575	603
U.S. Treasury Note	3.375%	7/31/13	425	445
U.S. Treasury Note	3.125%	8/31/13	1,225	1,269
U.S. Treasury Note	3.125%	9/30/13	4,600	4,760
U.S. Treasury Note	2.750%	10/31/13	3,100	3,159
U.S. Treasury Note	4.250%	11/15/13	2,950	3,189
U.S. Treasury Note	2.000%	11/30/13	1,400	1,380
U.S. Treasury Note	1.500%	12/31/13	250	241
U.S. Treasury Note	1.750%	1/31/14	2,925	2,844
U.S. Treasury Note	1.875%	2/28/14	1,225	1,194
U.S. Treasury Note	1.750%	3/31/14	3,250	3,144
U.S. Treasury Note	2.250%	5/31/14	5,900	5,823
U.S. Treasury Note	2.625%	6/30/14	13,675	13,722
U.S. Treasury Note	4.250%	8/15/14	225	243
U.S. Treasury Note	4.000%	2/15/15	125	133
U.S. Treasury Note	4.125%	5/15/15	12,675	13,527
U.S. Treasury Note	4.250%	8/15/15	100	107
U.S. Treasury Note	2.375%	3/31/16	650	619
U.S. Treasury Note	2.625%	4/30/16	225	218
U.S. Treasury Note	5.125%	5/15/16	12,175	13,655
U.S. Treasury Note	3.250%	5/31/16	525	527
U.S. Treasury Note	3.250%	6/30/16	1,075	1,078
U.S. Treasury Note	4.875%	8/15/16	2,525	2,792
U.S. Treasury Note	4.625%	11/15/16	250	272
U.S. Treasury Note	4.625%	2/15/17	400	435
U.S. Treasury Note	4.750%	8/15/17	6,825	7,481
U.S. Treasury Note	3.500%	2/15/18	4,550	4,573
U.S. Treasury Note	3.875%	5/15/18	3,000	3,091
U.S. Treasury Note	4.000%	8/15/18	3,325	3,449

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	U.S. Treasury Note	3.750%	11/15/18	7,300	7,424
	U.S. Treasury Note	2.750%	2/15/19	3,050	2,856
	U.S. Treasury Note	3.125%	5/15/19	6,675	6,454
					413,615
Agency Bonds and Notes (7.3%)
	Agency for International
	Development - Egypt
	(U.S. Government Guaranteed)	4.450%	9/15/15	350	366
1	Federal Farm Credit Bank	5.250%	9/13/10	150	158
1	Federal Farm Credit Bank	3.750%	12/6/10	450	468
1	Federal Farm Credit Bank	2.625%	4/21/11	350	358
1	Federal Farm Credit Bank	5.375%	7/18/11	550	594
1	Federal Farm Credit Bank	3.875%	8/25/11	350	368
1	Federal Farm Credit Bank	2.250%	4/24/12	2,675	2,700
1	Federal Farm Credit Bank	2.125%	6/18/12	375	376
1	Federal Farm Credit Bank	4.500%	10/17/12	100	107
1	Federal Farm Credit Bank	3.875%	10/7/13	150	156
1	Federal Farm Credit Bank	2.625%	4/17/14	250	247
1	Federal Farm Credit Bank	4.875%	12/16/15	175	187
1	Federal Farm Credit Bank	5.125%	8/25/16	225	245
1	Federal Farm Credit Bank	4.875%	1/17/17	250	268
1	Federal Farm Credit Bank	5.150%	11/15/19	500	536
1	Federal Home Loan Bank	3.500%	7/16/10	1,325	1,365
1	Federal Home Loan Bank	3.375%	8/13/10	50	51
1	Federal Home Loan Bank	3.375%	10/20/10	975	1,008
1	Federal Home Loan Bank	4.750%	12/10/10	125	132
1	Federal Home Loan Bank	3.625%	12/17/10	250	260
1	Federal Home Loan Bank	1.625%	3/16/11	500	504
1	Federal Home Loan Bank	1.375%	5/16/11	400	401
1	Federal Home Loan Bank	3.125%	6/10/11	375	387
1	Federal Home Loan Bank	3.375%	6/24/11	1,500	1,560
1	Federal Home Loan Bank	3.625%	7/1/11	525	549
1	Federal Home Loan Bank	1.625%	7/27/11	375	377
1	Federal Home Loan Bank	5.375%	8/19/11	3,125	3,388
1	Federal Home Loan Bank	3.750%	9/9/11	125	131
1	Federal Home Loan Bank	3.625%	9/16/11	275	289
1	Federal Home Loan Bank	4.875%	11/18/11	400	431
1	Federal Home Loan Bank	2.250%	4/13/12	500	506
1	Federal Home Loan Bank	1.875%	6/20/12	450	449
1	Federal Home Loan Bank	4.625%	10/10/12	250	270
1	Federal Home Loan Bank	3.375%	2/27/13	300	312
1	Federal Home Loan Bank	3.875%	6/14/13	825	868
1	Federal Home Loan Bank	5.125%	8/14/13	725	796

1	Federal Home Loan Bank	4.000%	9/6/13	400	422
1	Federal Home Loan Bank	5.250%	9/13/13	875	961
1	Federal Home Loan Bank	4.500%	9/16/13	1,125	1,207
1	Federal Home Loan Bank	3.625%	10/18/13	750	776
1	Federal Home Loan Bank	4.875%	11/27/13	675	729
1	Federal Home Loan Bank	5.500%	8/13/14	1,600	1,784
1	Federal Home Loan Bank	5.375%	5/18/16	1,800	1,991
1	Federal Home Loan Bank	5.625%	6/13/16	75	72
1	Federal Home Loan Bank	5.125%	10/19/16	525	570
1	Federal Home Loan Bank	4.750%	12/16/16	2,100	2,251
1	Federal Home Loan Bank	4.875%	5/17/17	125	134
1	Federal Home Loan Bank	5.000%	11/17/17	125	134
1	Federal Home Loan Bank	5.250%	12/11/20	425	456
1	Federal Home Loan Bank	5.625%	6/11/21	35	38
1	Federal Home Loan
	Mortgage Corp.	3.250%	7/16/10	1,275	1,310
1	Federal Home Loan
	Mortgage Corp.	5.125%	8/23/10	2,500	2,625
1	Federal Home Loan
	Mortgage Corp.	5.000%	10/18/10	125	132
1	Federal Home Loan
	Mortgage Corp.	3.125%	10/25/10	275	284
1	Federal Home Loan
	Mortgage Corp.	4.750%	1/18/11	150	159
1	Federal Home Loan
	Mortgage Corp.	3.250%	2/25/11	500	518
1	Federal Home Loan
	Mortgage Corp.	1.625%	4/26/11	675	679
1	Federal Home Loan
	Mortgage Corp.	6.000%	6/15/11	2,700	2,945
1	Federal Home Loan
	Mortgage Corp.	3.875%	6/29/11	1,000	1,051
1	Federal Home Loan
	Mortgage Corp.	5.250%	7/18/11	4,250	4,588
1	Federal Home Loan
	Mortgage Corp.	5.750%	1/15/12	2,250	2,483
1	Federal Home Loan
	Mortgage Corp.	2.125%	3/23/12	800	808
1	Federal Home Loan
	Mortgage Corp.	1.750%	6/15/12	800	796
1	Federal Home Loan
	Mortgage Corp.	5.500%	8/20/12	2,000	2,213
1	Federal Home Loan
	Mortgage Corp.	4.625%	10/25/12	1,075	1,162
1	Federal Home Loan
	Mortgage Corp.	4.125%	12/21/12	425	453
1	Federal Home Loan
	Mortgage Corp.	4.500%	1/15/13	650	702
1	Federal Home Loan

	Mortgage Corp.	3.750%	6/28/13	600	630
1	Federal Home Loan
	Mortgage Corp.	4.500%	7/15/13	275	296
1	Federal Home Loan
	Mortgage Corp.	4.875%	11/15/13	450	491
1	Federal Home Loan
	Mortgage Corp.	2.500%	4/23/14	2,650	2,608
1	Federal Home Loan
	Mortgage Corp.	5.000%	7/15/14	3,500	3,844
1	Federal Home Loan
	Mortgage Corp.	3.000%	7/28/14	500	502
1	Federal Home Loan
	Mortgage Corp.	5.250%	4/18/16	625	689
1	Federal Home Loan
	Mortgage Corp.	5.500%	7/18/16	375	420
1	Federal Home Loan
	Mortgage Corp.	5.125%	10/18/16	1,000	1,096
1	Federal Home Loan
	Mortgage Corp.	5.500%	8/23/17	1,000	1,124
1	Federal Home Loan
	Mortgage Corp.	4.875%	6/13/18	550	593
1	Federal Home Loan
	Mortgage Corp.	5.000%	12/14/18	615	579
1	Federal Home Loan
	Mortgage Corp.	3.750%	3/27/19	375	369
1	Federal Home Loan
	Mortgage Corp.	6.750%	9/15/29	400	491
1	Federal Home Loan
	Mortgage Corp.	6.750%	3/15/31	1,525	1,902
1	Federal Home Loan
	Mortgage Corp.	6.250%	7/15/32	250	298
1	Federal National
	Mortgage Assn.	3.000%	7/12/10	1,900	1,947
1	Federal National
	Mortgage Assn.	4.250%	8/15/10	1,200	1,247
1	Federal National
	Mortgage Assn.	2.875%	10/12/10	400	411
1	Federal National
	Mortgage Assn.	4.750%	12/15/10	1,075	1,136
1	Federal National
	Mortgage Assn.	6.250%	2/1/11	400	420
1	Federal National
	Mortgage Assn.	5.500%	3/15/11	4,500	4,828
1	Federal National
	Mortgage Assn.	1.750%	3/23/11	800	807

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
1	Federal National
	Mortgage Assn.	5.125%	4/15/11	925	989
1	Federal National
	Mortgage Assn.	1.375%	4/28/11	800	801
1	Federal National
	Mortgage Assn.	3.375%	5/19/11	1,000	1,039
1	Federal National
	Mortgage Assn.	5.000%	10/15/11	1,025	1,107
1	Federal National
	Mortgage Assn.	2.000%	1/9/12	1,000	1,011
1	Federal National
	Mortgage Assn.	6.125%	3/15/12	1,450	1,619
1	Federal National
	Mortgage Assn.	1.875%	4/20/12	325	326
1	Federal National
	Mortgage Assn.	4.875%	5/18/12	750	814
1	Federal National
	Mortgage Assn.	5.250%	8/1/12	150	156
1	Federal National
	Mortgage Assn.	4.375%	9/15/12	350	376
1	Federal National
	Mortgage Assn.	3.625%	2/12/13	425	446
1	Federal National
	Mortgage Assn.	4.750%	2/21/13	600	651
1	Federal National
	Mortgage Assn.	4.375%	3/15/13	1,850	1,988
1	Federal National
	Mortgage Assn.	4.625%	5/1/13	750	762
1	Federal National
	Mortgage Assn.	4.625%	10/15/13	2,950	3,188
1	Federal National
	Mortgage Assn.	2.875%	12/11/13	1,775	1,790
1	Federal National
	Mortgage Assn.	2.750%	3/13/14	675	673
1	Federal National
	Mortgage Assn.	2.500%	5/15/14	675	663
1	Federal National
	Mortgage Assn.	4.625%	10/15/14	1,000	1,078
1	Federal National
	Mortgage Assn.	4.375%	10/15/15	500	528
1	Federal National
	Mortgage Assn.	5.250%	9/15/16	1,150	1,269
1	Federal National
	Mortgage Assn.	4.875%	12/15/16	1,500	1,621

1	Federal National
	Mortgage Assn.	5.000%	2/13/17	650	798
1	Federal National
	Mortgage Assn.	5.000%	5/11/17	2,000	2,179
1	Federal National
	Mortgage Assn.	5.375%	6/12/17	1,000	1,114
1	Federal National
	Mortgage Assn.	6.250%	5/15/29	175	205
1	Federal National
	Mortgage Assn.	7.125%	1/15/30	925	1,191
1	Federal National
	Mortgage Assn.	7.250%	5/15/30	300	392
1	Federal National
	Mortgage Assn.	6.625%	11/15/30	600	738
1	Federal National
	Mortgage Assn.	5.625%	7/15/37	125	130
1	Financing Corp.	9.650%	11/2/18	225	324
	Private Export Funding Corp.	4.375%	3/15/19	200	203
	State of Israel
	(U.S. Government Guaranteed)	5.500%	9/18/23	150	160
	State of Israel
	(U.S. Government Guaranteed)	5.500%	12/4/23	50	52
	State of Israel
	(U.S. Government Guaranteed)	5.500%	4/26/24	325	336
1	Tennessee Valley Auth.	5.500%	7/18/17	275	300
1	Tennessee Valley Auth.	4.500%	4/1/18	150	153
1	Tennessee Valley Auth.	6.750%	11/1/25	50	61
1	Tennessee Valley Auth.	7.125%	5/1/30	1,000	1,220
1	Tennessee Valley Auth.	4.650%	6/15/35	175	157
1	Tennessee Valley Auth.	5.500%	6/15/38	100	101
1	Tennessee Valley Auth.	4.875%	1/15/48	100	91
1	Tennessee Valley Auth.	5.375%	4/1/56	50	50
					115,179
Conventional Mortgage-Backed Securities (36.1%)
1,2	Federal Home Loan
	Mortgage Corp.	4.000%	7/1/10–
			7/1/39	9,062	8,923
1,2	Federal Home Loan
	Mortgage Corp.	4.500%	11/1/09–
			7/1/39	26,688	26,926
1,2	Federal Home Loan
	Mortgage Corp.	5.000%	11/1/17–
			9/1/38	49,116	50,244
1,2	Federal Home Loan
	Mortgage Corp.	5.500%	12/1/13–
			1/1/38	55,954	57,936
1,2	Federal Home Loan
	Mortgage Corp.	6.000%	11/1/10–
			7/1/39	36,577	38,290

1,2	Federal Home Loan
	Mortgage Corp.	6.500%	11/1/10–
			11/1/38	9,009	9,597
1,2	Federal Home Loan
	Mortgage Corp.	7.000%	4/1/11–
			2/1/37	2,444	2,644
1,2	Federal Home Loan
	Mortgage Corp.	7.500%	10/1/09–12/1/30	196	209
1,2	Federal Home Loan
	Mortgage Corp.	8.000%	10/1/09–7/1/30	176	192
1,2	Federal Home Loan
	Mortgage Corp.	8.500%	3/1/23–11/1/30	65	72
1,2	Federal Home Loan
	Mortgage Corp.	9.000%	5/1/27–5/1/30	6	7
1,2	Federal Home Loan
	Mortgage Corp.	9.500%	1/1/25–2/1/25	3	4
1,2	Federal Home Loan
	Mortgage Corp.	10.000%	3/1/17–11/1/19	4	4
1,2	Federal National
	Mortgage Assn.	4.000%	12/1/10–
			7/1/39	14,674	14,473
1,2	Federal National
	Mortgage Assn.	4.500%	9/1/11–
			7/1/39	36,898	37,319
1,2	Federal National
	Mortgage Assn.	5.000%	9/1/09–
			5/1/37	66,535	68,174
1,2	Federal National
	Mortgage Assn.	5.500%	3/1/17–
			7/1/39	84,930	88,048
1,2	Federal National
	Mortgage Assn.	6.000%	8/1/11–
			9/1/38	56,994	59,820
1,2	Federal National
	Mortgage Assn.	6.500%	5/1/11–
			3/1/38	17,997	19,253
1,2	Federal National
	Mortgage Assn.	7.000%	11/1/10–
			11/1/37	5,649	6,134
1,2	Federal National
	Mortgage Assn.	7.500%	11/1/11–7/1/32	261	287
1,2	Federal National
	Mortgage Assn.	8.000%	4/1/10–11/1/30	94	105
1,2	Federal National
	Mortgage Assn.	8.500%	7/1/22–4/1/31	37	42

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
1,2	Federal National
	Mortgage Assn.	9.000%	6/1/22–12/1/24	11	11
1,2	Federal National
	Mortgage Assn.	9.500%	12/1/18–2/1/25	6	6
1,2	Federal National
	Mortgage Assn.	10.000%	8/1/20–8/1/21	2	4
1,2	Federal National
	Mortgage Assn.	10.500%	8/1/20	1	1
2	Government National
	Mortgage Assn.	4.000%	7/1/39	2,100	2,033
2	Government National
	Mortgage Assn.	4.500%	8/15/18–
			7/1/39	7,690	7,692
2	Government National
	Mortgage Assn.	5.000%	3/15/18–
			2/15/39	16,691	17,048
2	Government National
	Mortgage Assn.	5.500%	6/15/18–
			2/15/39	23,777	24,585
2	Government National
	Mortgage Assn.	6.000%	4/15/11–
			1/20/39	20,480	21,363
2	Government National
	Mortgage Assn.	6.500%	5/15/13–
			12/15/38	7,487	7,963
2	Government National
	Mortgage Assn.	7.000%	11/15/11–
			8/20/36	622	673
2	Government National
	Mortgage Assn.	7.500%	6/15/12–1/15/31	208	224
2	Government National
	Mortgage Assn.	8.000%	2/15/22–
			12/15/30	126	138
2	Government National
	Mortgage Assn.	8.500%	2/15/22–7/15/30	36	39
2	Government National
	Mortgage Assn.	9.000%	4/15/16–7/15/30	60	65
2	Government National
	Mortgage Assn.	9.500%	4/15/17–12/15/21	9	12
2	Government National
	Mortgage Assn.	10.000%	5/15/20	1	1
2	Government National
	Mortgage Assn.	10.500%	5/15/19	11	12
					570,573

Nonconventional Mortgage-Backed Securities (2.2%)
1,2	Federal Home Loan
	Mortgage Corp.	4.378%	12/1/34	320	325
1,2	Federal Home Loan
	Mortgage Corp.	4.386%	1/1/35	19	20
1,2	Federal Home Loan
	Mortgage Corp.	4.431%	9/1/34	161	164
1,2	Federal Home Loan
	Mortgage Corp.	4.595%	11/1/34	298	305
1,2	Federal Home Loan
	Mortgage Corp.	4.595%	4/1/35	393	405
1,2	Federal Home Loan
	Mortgage Corp.	4.643%	7/1/35	275	282
1,2	Federal Home Loan
	Mortgage Corp.	4.664%	12/1/35	431	443
1,2	Federal Home Loan
	Mortgage Corp.	4.685%	12/1/34	165	170
1,2	Federal Home Loan
	Mortgage Corp.	4.797%	7/1/35	342	351
1,2	Federal Home Loan
	Mortgage Corp.	4.833%	3/1/36	350	358
1,2	Federal Home Loan
	Mortgage Corp.	5.002%	5/1/35	350	362
1,2	Federal Home Loan
	Mortgage Corp.	5.270%	3/1/36	399	412
1,2	Federal Home Loan
	Mortgage Corp.	5.293%	3/1/38	404	417
1,2	Federal Home Loan
	Mortgage Corp.	5.314%	12/1/36	108	111
1,2	Federal Home Loan
	Mortgage Corp.	5.330%	12/1/35	267	278
1,2	Federal Home Loan
	Mortgage Corp.	5.425%	4/1/37	501	522
1,2	Federal Home Loan
	Mortgage Corp.	5.451%	3/1/37	298	311
1,2	Federal Home Loan
	Mortgage Corp.	5.496%	2/1/36	304	316
1,2	Federal Home Loan
	Mortgage Corp.	5.560%	7/1/36	237	246
1,2	Federal Home Loan
	Mortgage Corp.	5.573%	5/1/36	337	348
1,2	Federal Home Loan
	Mortgage Corp.	5.594%	4/1/37	367	380
1,2	Federal Home Loan
	Mortgage Corp.	5.671%	12/1/36	510	532
1,2	Federal Home Loan
	Mortgage Corp.	5.684%	3/1/37	666	694
1,2	Federal Home Loan
	Mortgage Corp.	5.721%	9/1/36	1,046	1,092

1,2	Federal Home Loan
	Mortgage Corp.	5.773%	5/1/36	192	200
1,2	Federal Home Loan
	Mortgage Corp.	5.809%	4/1/37	431	447
1,2	Federal Home Loan
	Mortgage Corp.	5.823%	10/1/37	545	571
1,2	Federal Home Loan
	Mortgage Corp.	5.827%	6/1/37	1,173	1,227
1,2	Federal Home Loan
	Mortgage Corp.	5.883%	12/1/36	231	242
1,2	Federal Home Loan
	Mortgage Corp.	5.891%	5/1/37	534	557
1,2	Federal Home Loan
	Mortgage Corp.	5.974%	10/1/37	118	123
1,2	Federal Home Loan
	Mortgage Corp.	6.066%	8/1/37	414	434
1,2	Federal Home Loan
	Mortgage Corp.	6.096%	12/1/36	405	425
1,2	Federal Home Loan
	Mortgage Corp.	6.234%	6/1/37	287	300
1,2	Federal Home Loan
	Mortgage Corp.	6.510%	2/1/37	332	350
1,2	Federal National
	Mortgage Assn.	4.132%	5/1/34	159	162
1,2	Federal National
	Mortgage Assn.	4.415%	7/1/35	171	175
1,2	Federal National
	Mortgage Assn.	4.415%	8/1/35	899	920
1,2	Federal National
	Mortgage Assn.	4.569%	1/1/35	346	349
1,2	Federal National
	Mortgage Assn.	4.572%	11/1/34	371	382
1,2	Federal National
	Mortgage Assn.	4.621%	8/1/35	876	901
1,2	Federal National
	Mortgage Assn.	4.625%	9/1/34	305	313
1,2	Federal National
	Mortgage Assn.	4.645%	11/1/33	97	100
1,2	Federal National
	Mortgage Assn.	4.672%	10/1/34	181	183
1,2	Federal National
	Mortgage Assn.	4.713%	11/1/34	216	218
1,2	Federal National
	Mortgage Assn.	4.757%	9/1/34	62	63

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
1,2	Federal National
	Mortgage Assn.	4.764%	6/1/34	141	145
1,2	Federal National
	Mortgage Assn.	4.771%	4/1/36	313	327
1,2	Federal National
	Mortgage Assn.	4.796%	12/1/35	458	471
1,2	Federal National
	Mortgage Assn.	4.826%	9/1/35	288	299
1,2	Federal National
	Mortgage Assn.	4.840%	4/1/37	514	531
1,2	Federal National
	Mortgage Assn.	4.951%	7/1/35	100	103
1,2	Federal National
	Mortgage Assn.	5.034%	8/1/37	593	613
1,2	Federal National
	Mortgage Assn.	5.037%	11/1/35	272	281
1,2	Federal National
	Mortgage Assn.	5.055%	12/1/33	127	131
1,2	Federal National
	Mortgage Assn.	5.067%	2/1/36	102	105
1,2	Federal National
	Mortgage Assn.	5.072%	12/1/35	606	626
1,2	Federal National
	Mortgage Assn.	5.107%	1/1/36	286	295
1,2	Federal National
	Mortgage Assn.	5.115%	12/1/35	645	677
1,2	Federal National
	Mortgage Assn.	5.163%	3/1/38	391	403
1,2	Federal National
	Mortgage Assn.	5.256%	3/1/37	300	311
1,2	Federal National
	Mortgage Assn.	5.257%	8/1/38	40	42
1,2	Federal National
	Mortgage Assn.	5.317%	7/1/38	50	52
1,2	Federal National
	Mortgage Assn.	5.340%	12/1/35	325	337
1,2	Federal National
	Mortgage Assn.	5.450%	5/1/37	268	278
1,2	Federal National
	Mortgage Assn.	5.454%	2/1/36	430	445
1,2	Federal National
	Mortgage Assn.	5.575%	1/1/37	352	367
1,2	Federal National
	Mortgage Assn.	5.608%	7/1/36	122	126
1,2	Federal National

	Mortgage Assn.	5.624%	5/1/36	181	189
1,2	Federal National
	Mortgage Assn.	5.629%	3/1/37	325	338
1,2	Federal National
	Mortgage Assn.	5.649%	6/1/37	175	182
1,2	Federal National
	Mortgage Assn.	5.659%	6/1/36	164	170
1,2	Federal National
	Mortgage Assn.	5.665%	2/1/37	928	961
1,2	Federal National
	Mortgage Assn.	5.673%	3/1/37	1,147	1,197
1,2	Federal National
	Mortgage Assn.	5.687%	2/1/37	713	742
1,2	Federal National
	Mortgage Assn.	5.721%	9/1/36	180	187
1,2	Federal National
	Mortgage Assn.	5.733%	3/1/37	1,020	1,064
1,2	Federal National
	Mortgage Assn.	5.758%	4/1/36	338	351
1,2	Federal National
	Mortgage Assn.	5.760%	12/1/37	710	740
1,2	Federal National
	Mortgage Assn.	5.764%	1/1/36	176	182
1,2	Federal National
	Mortgage Assn.	5.766%	4/1/37	224	232
1,2	Federal National
	Mortgage Assn.	5.799%	4/1/37	409	427
1,2	Federal National
	Mortgage Assn.	5.875%	9/1/36	839	873
1,2	Federal National
	Mortgage Assn.	5.933%	11/1/36	722	758
1,2	Federal National
	Mortgage Assn.	5.985%	10/1/37	524	548
1,2	Federal National
	Mortgage Assn.	6.057%	8/1/37	319	332
1,2	Federal National
	Mortgage Assn.	6.130%	6/1/36	76	80
1,2	Federal National
	Mortgage Assn.	6.562%	9/1/37	443	465
					34,469
Total U.S. Government and Agency Obligations (Cost $1,101,913)					1,133,836
Corporate Bonds (23.8%)
Asset-Backed/Commercial Mortgage-Backed Securities (4.2%)
2	Banc of America
	Commercial Mortgage, Inc.	6.503%	4/15/36	622	611
2	Banc of America
	Commercial Mortgage, Inc.	4.050%	11/10/38	140	134
2	Banc of America
	Commercial Mortgage, Inc.	4.153%	11/10/38	50	47

2	Banc of America
	Commercial Mortgage, Inc.	4.877%	7/10/42	510	458
2	Banc of America
	Commercial Mortgage, Inc.	4.727%	7/10/43	100	67
2	Banc of America
	Commercial Mortgage, Inc.	5.372%	9/10/45	250	204
2,3	Banc of America
	Commercial Mortgage, Inc.	5.421%	9/10/45	5	3
2	Banc of America
	Commercial Mortgage, Inc.	5.115%	10/10/45	700	591
2,3	Banc of America
	Commercial Mortgage, Inc.	5.120%	10/10/45	700	595
2,3	Banc of America
	Commercial Mortgage, Inc.	5.176%	10/10/45	10	6
2	Banc of America
	Commercial Mortgage, Inc.	5.634%	7/10/46	500	428
2	Banc of America
	Commercial Mortgage, Inc.	5.675%	7/10/46	120	70
2,3	Banc of America
	Commercial Mortgage, Inc.	5.351%	9/10/47	20	13
2	Banc of America
	Commercial Mortgage, Inc.	5.414%	9/10/47	320	267
2,3	Banc of America
	Commercial Mortgage, Inc.	6.354%	2/10/51	725	553
2	Bear Stearns Commercial
	Mortgage Securities, Inc.	5.610%	11/15/33	1,100	1,075
2	Bear Stearns Commercial
	Mortgage Securities, Inc.	5.629%	4/12/38	175	151
2,3	Bear Stearns Commercial
	Mortgage Securities, Inc.	5.630%	4/12/38	125	64
2,3	Bear Stearns Commercial
	Mortgage Securities, Inc.	5.942%	9/11/38	105	62
2	Bear Stearns Commercial
	Mortgage Securities, Inc.	4.680%	8/13/39	100	93
2	Bear Stearns Commercial
	Mortgage Securities, Inc.	5.856%	6/11/40	1,100	1,051
2	Bear Stearns Commercial
	Mortgage Securities, Inc.	5.582%	9/11/41	95	60
2	Bear Stearns Commercial
	Mortgage Securities, Inc.	4.521%	11/11/41	100	96
2	Bear Stearns Commercial
	Mortgage Securities, Inc.	5.742%	9/11/42	825	690

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
2	Bear Stearns Commercial
	Mortgage Securities, Inc.	5.793%	9/11/42	175	157
2	Bear Stearns Commercial
	Mortgage Securities, Inc.	5.127%	10/12/42	397	395
2	Bear Stearns Commercial
	Mortgage Securities, Inc.	5.298%	10/12/42	1,000	870
2,3	Bear Stearns Commercial
	Mortgage Securities, Inc.	5.513%	1/12/45	50	27
2	Bear Stearns Commercial
	Mortgage Securities, Inc.	5.613%	6/11/50	275	253
2	Bear Stearns Commercial
	Mortgage Securities, Inc.	5.694%	6/11/50	1,200	978
2	Bear Stearns Commercial
	Mortgage Securities, Inc.	5.700%	6/11/50	400	309
2,3	Bear Stearns Commercial
	Mortgage Securities, Inc.	5.915%	6/11/50	200	111
2	Capital Auto Receivables
	Asset Trust	4.680%	10/15/12	475	487
2	Capital One Multi-Asset
	Execution Trust	5.300%	2/18/14	275	287
2	Capital One Multi-Asset
	Execution Trust	5.050%	12/17/18	1,000	991
2	Capital One Multi-Asset
	Execution Trust	5.750%	7/15/20	100	104
2	CDC Commercial
	Mortgage Trust	5.676%	11/15/30	275	256
2	Chase Issuance Trust	4.650%	12/17/12	900	925
2	Chase Issuance Trust	4.650%	3/15/15	1,000	1,034
2	Chase Issuance Trust	5.400%	7/15/15	250	265
2	Citibank Credit Card
	Issuance Trust	5.450%	5/10/13	115	121
2	Citibank Credit Card
	Issuance Trust	4.900%	6/23/16	525	545
2	Citibank Credit Card
	Issuance Trust	4.150%	7/7/17	100	97
2	Citibank Credit Card
	Issuance Trust	5.650%	9/20/19	125	127
2	Citigroup Commercial
	Mortgage Trust	4.830%	5/15/43	25	17
2,3	Citigroup Commercial
	Mortgage Trust	5.917%	3/15/49	575	468
2,3	Citigroup Commercial
	Mortgage Trust	5.888%	12/10/49	350	271
2,3	Citigroup/Deutsche Bank
	Commercial Mortgage Trust	5.399%	7/15/44	250	159

2	Citigroup/Deutsche Bank
	Commercial Mortgage Trust	5.399%	7/15/44	760	674
2	Citigroup/Deutsche Bank
	Commercial Mortgage Trust	5.886%	11/15/44	500	392
2	Citigroup/Deutsche Bank
	Commercial Mortgage Trust	5.648%	10/15/48	250	157
2	Citigroup/Deutsche Bank
	Commercial Mortgage Trust	5.205%	12/11/49	650	603
2	Citigroup/Deutsche Bank
	Commercial Mortgage Trust	5.322%	12/11/49	350	256
2,4	Commercial Mortgage
	Lease-Backed Certificates	6.746%	6/20/31	728	749
2	Commercial Mortgage
	Pass Through Certificates	5.116%	6/10/44	500	419
2	Commercial Mortgage
	Pass-Through Certificates	5.960%	6/10/46	350	281
2	Commercial Mortgage
	Pass-Through Certificates	5.248%	12/10/46	150	141
2,3	Commercial Mortgage
	Pass-Through Certificates	6.010%	12/10/49	550	441
2	Countrywide Home Loans	4.099%	5/25/33	142	117
2	Credit Suisse First Boston
	Mortgage Securities Corp.	6.380%	12/18/35	435	431
2,3	Credit Suisse First Boston
	Mortgage Securities Corp.	4.750%	1/15/37	200	179
2	Credit Suisse First Boston
	Mortgage Securities Corp.	4.877%	4/15/37	5	3
2	Credit Suisse First Boston
	Mortgage Securities Corp.	3.936%	5/15/38	210	190
2,3	Credit Suisse First Boston
	Mortgage Securities Corp.	5.100%	8/15/38	50	31
2	Credit Suisse First Boston
	Mortgage Securities Corp.	5.100%	8/15/38	850	726
2	Credit Suisse Mortgage
	Capital Certificates	6.020%	6/15/38	30	18
2	Credit Suisse Mortgage
	Capital Certificates	6.020%	6/15/38	400	332
2	Credit Suisse Mortgage
	Capital Certificates	5.609%	2/15/39	1,200	986
2,3	Credit Suisse Mortgage
	Capital Certificates	5.732%	2/15/39	145	91
2,3	Credit Suisse Mortgage
	Capital Certificates	5.912%	6/15/39	850	570
2	Credit Suisse Mortgage
	Capital Certificates	5.509%	9/15/39	50	30
2	Credit Suisse Mortgage
	Capital Certificates	5.311%	12/15/39	450	313
2	Credit Suisse Mortgage
	Capital Certificates	5.383%	2/15/40	175	118

2,3	CWCapital Cobalt	6.015%	5/15/46	1,000	686
2	DaimlerChrysler Auto Trust	4.200%	7/8/10	21	21
2	DaimlerChrysler Auto Trust	5.330%	8/8/10	29	29
2	DaimlerChrysler Auto Trust	3.700%	6/8/12	500	501
2	Discover Card Master Trust	5.650%	12/15/15	600	621
2	Discover Card Master Trust	5.650%	3/16/20	225	218
2	Fifth Third Auto Trust	4.070%	1/17/12	1,000	1,007
2,3	First Union Commercial
	Mortgage Trust	6.754%	10/15/35	244	245
2	First Union National Bank
	Commercial Mortgage Trust	6.223%	12/12/33	300	291
2	Ford Credit Auto Owner Trust	4.370%	10/15/12	450	467
2	GE Capital Commercial
	Mortgage Corp.	5.994%	12/10/35	353	343
2,3	GE Capital Commercial
	Mortgage Corp.	5.515%	3/10/44	1,175	957
2,3	GE Capital Commercial
	Mortgage Corp.	5.513%	11/10/45	150	95
2	GE Capital Credit Card
	Master Note Trust	5.080%	9/15/12	1,350	1,359
2	GMAC Commercial
	Mortgage Securities, Inc.	4.908%	3/10/38	150	127
2	GMAC Commercial
	Mortgage Securities, Inc.	4.646%	4/10/40	100	95
2	GMAC Commercial
	Mortgage Securities, Inc.	4.864%	12/10/41	300	253
2	GMAC Commercial
	Mortgage Securities, Inc.	4.754%	5/10/43	50	39
2	Greenwich Capital
	Commercial Funding Corp.	4.948%	1/11/35	100	86
2	Greenwich Capital
	Commercial Funding Corp.	5.317%	6/10/36	700	657
2	Greenwich Capital
	Commercial Funding Corp.	5.117%	4/10/37	300	294
2	Greenwich Capital
	Commercial Funding Corp.	5.224%	4/10/37	650	561
2,3	Greenwich Capital
	Commercial Funding Corp.	5.277%	4/10/37	105	68
2,3	Greenwich Capital
	Commercial Funding Corp.	6.115%	7/10/38	75	40
2	Greenwich Capital
	Commercial Funding Corp.	5.475%	3/10/39	25	13

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
2	Greenwich Capital
	Commercial Funding Corp.	4.799%	8/10/42	325	290
2	GS Mortgage Securities Corp. II	5.506%	4/10/38	375	367
2,3	GS Mortgage Securities Corp. II	5.553%	4/10/38	200	170
2,3	GS Mortgage Securities Corp. II	5.622%	4/10/38	25	15
2	GS Mortgage Securities Corp. II	5.396%	8/10/38	600	562
2	Honda Auto Receivables
	Owner Trust	5.120%	10/15/10	182	183
2	Honda Auto Receivables
	Owner Trust	4.880%	9/18/14	225	235
2	JPMorgan Chase Commercial
	Mortgage Securities	6.260%	3/15/33	91	91
2	JPMorgan Chase Commercial
	Mortgage Securities	4.200%	7/12/35	675	678
2,3	JPMorgan Chase Commercial
	Mortgage Securities	4.948%	9/12/37	25	15
2	JPMorgan Chase Commercial
	Mortgage Securities	4.404%	1/12/39	150	124
2,3	JPMorgan Chase Commercial
	Mortgage Securities	5.551%	6/12/41	450	406
2	JPMorgan Chase Commercial
	Mortgage Securities	4.697%	7/15/42	500	426
2	JPMorgan Chase Commercial
	Mortgage Securities	4.780%	7/15/42	105	66
2,3	JPMorgan Chase Commercial
	Mortgage Securities	5.498%	1/12/43	5	3
2	JPMorgan Chase Commercial
	Mortgage Securities	5.160%	4/15/43	562	564
2,3	JPMorgan Chase Commercial
	Mortgage Securities	5.629%	12/12/44	75	42
2,3	JPMorgan Chase Commercial
	Mortgage Securities	5.386%	12/15/44	105	63
2,3	JPMorgan Chase Commercial
	Mortgage Securities	6.065%	4/15/45	30	18
2	JPMorgan Chase Commercial
	Mortgage Securities	6.065%	4/15/45	550	428
2	JPMorgan Chase Commercial
	Mortgage Securities	5.440%	5/15/45	15	9
2	JPMorgan Chase Commercial
	Mortgage Securities	5.447%	5/15/45	150	120
2	JPMorgan Chase Commercial
	Mortgage Securities	5.991%	6/15/49	275	255
2	JPMorgan Chase Commercial
	Mortgage Securities	6.006%	6/15/49	300	237
2	JPMorgan Chase Commercial

	Mortgage Securities	5.794%	2/12/51	935	693
2	JPMorgan Chase Commercial
	Mortgage Securities	5.855%	2/12/51	250	223
2	JPMorgan Chase Commercial
	Mortgage Securities	5.716%	2/15/51	300	172
2,3	JPMorgan Chase Commercial
	Mortgage Securities	5.882%	2/15/51	275	204
2,3	LB Commerical Conduit
	Mortgage Trust	6.150%	7/15/44	315	126
2	LB-UBS Commercial
	Mortgage Trust	4.786%	10/15/29	700	607
2	LB-UBS Commercial
	Mortgage Trust	4.742%	2/15/30	50	44
2	LB-UBS Commercial
	Mortgage Trust	4.553%	7/15/30	44	44
2	LB-UBS Commercial
	Mortgage Trust	5.197%	11/15/30	250	214
2	LB-UBS Commercial
	Mortgage Trust	5.217%	2/15/31	25	15
2	LB-UBS Commercial
	Mortgage Trust	4.853%	9/15/31	225	219
2	LB-UBS Commercial
	Mortgage Trust	4.166%	5/15/32	175	159
2,3	LB-UBS Commercial
	Mortgage Trust	5.661%	3/15/39	375	311
2	LB-UBS Commercial
	Mortgage Trust	5.413%	9/15/39	20	13
2	LB-UBS Commercial
	Mortgage Trust	5.424%	2/15/40	75	55
2	LB-UBS Commercial
	Mortgage Trust	5.430%	2/15/40	575	419
2	LB-UBS Commercial
	Mortgage Trust	5.455%	2/15/40	125	62
2,3	LB-UBS Commercial
	Mortgage Trust	5.493%	2/15/40	95	40
2	LB-UBS Commercial
	Mortgage Trust	5.866%	9/15/45	950	667
2	LB-UBS Commerical
	Mortgage Trust	4.960%	12/15/31	100	90
2,3	MBNA Credit Card
	Master Note Trust	1.281%	12/15/11	250	250
2	MBNA Master
	Credit Card Trust	7.000%	2/15/12	1,400	1,416
2	Merrill Lynch Mortgage Trust	5.236%	11/12/35	175	155
2	Merrill Lynch Mortgage Trust	5.107%	7/12/38	15	10
2	Merrill Lynch Mortgage Trust	5.839%	5/12/39	200	158
2,3	Merrill Lynch Mortgage Trust	5.840%	5/12/39	50	29
2	Merrill Lynch Mortgage Trust	5.782%	8/12/43	125	76
2,3	Merrill Lynch Mortgage Trust	5.291%	1/12/44	350	293

2,3	Merrill Lynch Mortgage Trust	6.022%	6/12/50	85	43
2,3	Merrill Lynch Mortgage Trust	6.022%	6/12/50	1,500	1,126
2	Merrill Lynch Mortgage Trust	5.690%	2/12/51	350	228
2	Merrill Lynch/Countrywide
	Commercial Mortgage Trust	6.104%	6/12/46	1,400	1,136
2	Merrill Lynch/Countrywide
	Commercial Mortgage Trust	5.456%	7/12/46	75	42
2	Merrill Lynch/Countrywide
	Commercial Mortgage Trust	5.378%	8/12/48	965	715
2	Merrill Lynch/Countrywide
	Commercial Mortgage Trust	5.590%	9/12/49	275	258
2	Merrill Lynch/Countrywide
	Commercial Mortgage Trust	5.700%	9/12/49	350	265
2	Morgan Stanley Capital I	4.970%	4/14/40	1,217	1,104
2,3	Morgan Stanley Capital I	5.110%	6/15/40	200	168
2	Morgan Stanley Capital I	5.270%	6/13/41	200	181
2,3	Morgan Stanley Capital I	5.984%	8/12/41	25	13
2	Morgan Stanley Capital I	4.970%	12/15/41	150	142
2	Morgan Stanley Capital I	5.168%	1/14/42	125	117
2,3	Morgan Stanley Capital I	5.803%	6/11/42	150	128
2	Morgan Stanley Capital I	5.230%	9/15/42	625	557
2	Morgan Stanley Capital I	5.770%	10/15/42	210	179
2,3	Morgan Stanley Capital I	5.946%	10/15/42	10	6
2,3	Morgan Stanley Capital I	5.378%	11/14/42	650	565
2,3	Morgan Stanley Capital I	5.378%	11/14/42	5	3
2	Morgan Stanley Capital I	6.457%	1/11/43	475	416
2,3	Morgan Stanley Capital I	5.558%	3/12/44	675	555
2,3	Morgan Stanley Capital I	5.773%	7/12/44	100	51
2,3	Morgan Stanley Capital I	5.877%	4/15/49	125	59
2,3	Morgan Stanley Capital I	6.076%	6/11/49	130	67
2,3	Morgan Stanley Capital I	5.544%	11/12/49	135	74
2	Morgan Stanley Capital I	5.809%	12/12/49	425	369
2	Morgan Stanley Capital I	5.090%	10/12/52	300	295
2,3	Morgan Stanley Capital I	5.204%	10/12/52	100	51
2	Morgan Stanley
	Dean Witter Capital I	5.980%	1/15/39	750	765
2	Nissan Auto Receivables
	Owner Trust	5.050%	11/17/14	175	183
2	PG&E Energy Recovery
	Funding LLC	4.140%	9/25/12	180	183
2	PG&E Energy Recovery
	Funding LLC	5.030%	3/25/14	558	583

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
2	PNC Mortgage
	Acceptance Corp.	7.300%	10/12/33	1,547	1,568
2	PSE&G Transition Funding LLC	6.890%	12/15/17	600	680
2	Salomon Brothers
	Mortgage Securities VII	5.552%	9/25/33	359	305
2	USAA Auto Owner Trust	5.360%	2/15/11	40	40
2	USAA Auto Owner Trust	4.710%	2/18/14	350	364
2	Wachovia Bank
	Commercial Mortgage Trust	4.440%	11/15/34	1,178	1,128
2,3	Wachovia Bank
	Commercial Mortgage Trust	5.125%	8/15/35	115	104
2	Wachovia Bank
	Commercial Mortgage Trust	4.719%	1/15/41	100	96
2	Wachovia Bank
	Commercial Mortgage Trust	4.748%	2/15/41	425	372
2	Wachovia Bank
	Commercial Mortgage Trust	5.001%	7/15/41	264	254
2,3	Wachovia Bank
	Commercial Mortgage Trust	5.426%	7/15/41	475	406
2	Wachovia Bank
	Commercial Mortgage Trust	4.803%	10/15/41	400	364
2,3	Wachovia Bank Commercial
	Mortgage Trust	5.083%	3/15/42	250	215
2	Wachovia Bank Commercial
	Mortgage Trust	5.118%	7/15/42	175	150
2,3	Wachovia Bank Commercial
	Mortgage Trust	5.926%	5/15/43	150	87
2,3	Wachovia Bank Commercial
	Mortgage Trust	5.926%	5/15/43	375	306
2	Wachovia Bank Commercial
	Mortgage Trust	4.699%	5/15/44	800	688
2,3	Wachovia Bank Commercial
	Mortgage Trust	5.384%	10/15/44	875	798
2,3	Wachovia Bank Commercial
	Mortgage Trust	5.440%	12/15/44	950	821
2,3	Wachovia Bank Commercial
	Mortgage Trust	5.490%	12/15/44	10	6
2,3	Wachovia Bank Commercial
	Mortgage Trust	6.158%	6/15/45	34	18
2,3	Wachovia Bank Commercial
	Mortgage Trust	5.818%	5/15/46	140	69
2	Wachovia Bank Commercial
	Mortgage Trust	5.313%	11/15/48	250	206
2	Wachovia Bank Commercial
	Mortgage Trust	5.339%	11/15/48	375	205

2	World Omni Auto
	Receivables Trust	3.940%	10/15/12	500	507
					66,479
Finance (7.8%)
	Banking (5.3%)
	Abbey National PLC	7.950%	10/26/29	275	252
5	American Express Bank, FSB	3.150%	12/9/11	150	155
	American Express Bank, FSB	5.550%	10/17/12	250	252
	American Express Bank, FSB	5.500%	4/16/13	350	343
	American Express
	Centurion Bank	5.200%	11/26/10	100	102
	American Express
	Centurion Bank	5.950%	6/12/17	50	46
	American Express
	Centurion Bank	6.000%	9/13/17	125	116
	American Express Co.	7.250%	5/20/14	175	182
	American Express Co.	5.500%	9/12/16	100	92
	American Express Co.	6.150%	8/28/17	100	93
	American Express Co.	7.000%	3/19/18	200	195
	American Express Co.	8.125%	5/20/19	175	182
	American Express Co.	8.150%	3/19/38	50	54
2	American Express Co.	6.800%	9/1/66	200	143
	American Express Credit Corp.	5.000%	12/2/10	125	128
	American Express Credit Corp.	5.875%	5/2/13	700	701
4	American Express Travel	5.250%	11/21/11	25	25
	AmSouth Bank NA	5.200%	4/1/15	150	116
4	Banco Bilbao Vizcaya ARG	5.750%	7/20/17	225	208
	Bank of America Corp.	4.500%	8/1/10	225	229
	Bank of America Corp.	4.250%	10/1/10	225	227
	Bank of America Corp.	4.375%	12/1/10	75	76
	Bank of America Corp.	6.250%	4/15/12	200	205
5	Bank of America Corp.	2.100%	4/30/12	1,425	1,430
5	Bank of America Corp.	3.125%	6/15/12	700	723
5	Bank of America Corp.	2.375%	6/22/12	750	758
	Bank of America Corp.	4.875%	9/15/12	250	249
	Bank of America Corp.	4.875%	1/15/13	150	147
	Bank of America Corp.	4.900%	5/1/13	475	464
	Bank of America Corp.	7.375%	5/15/14	275	284
	Bank of America Corp.	5.375%	6/15/14	120	116
	Bank of America Corp.	5.125%	11/15/14	1,630	1,537
	Bank of America Corp.	5.250%	12/1/15	75	67
	Bank of America Corp.	5.750%	8/15/16	100	89
	Bank of America Corp.	5.420%	3/15/17	175	145
	Bank of America Corp.	5.750%	12/1/17	175	156
	Bank of America Corp.	5.650%	5/1/18	200	177
	Bank of America Corp.	7.625%	6/1/19	300	301
5	Bank of America, NA	1.700%	12/23/10	350	354
	Bank of America, NA	5.300%	3/15/17	1,125	961
	Bank of New York Mellon	6.375%	4/1/12	100	107

	Bank of New York Mellon	4.950%	11/1/12	300	318
	Bank of New York Mellon	4.500%	4/1/13	50	52
	Bank of New York Mellon	5.125%	8/27/13	25	26
	Bank of New York Mellon	4.300%	5/15/14	125	128
	Bank of New York Mellon	4.950%	3/15/15	200	199
	Bank of New York Mellon	5.450%	5/15/19	125	128
4	Bank of Scotland PLC	5.250%	2/21/17	375	307
5	Bank of the West	2.150%	3/27/12	300	302
	Bank One Corp.	7.875%	8/1/10	50	53
	Bank One Corp.	5.250%	1/30/13	50	51
	Bank One Corp.	4.900%	4/30/15	100	99
	BB&T Capital Trust II	6.750%	6/7/36	175	133
2	BB&T Capital Trust IV	6.820%	6/12/57	25	18
	BB&T Corp.	6.500%	8/1/11	125	129
	BB&T Corp.	4.750%	10/1/12	250	251
	BB&T Corp.	5.700%	4/30/14	75	77
	BB&T Corp.	5.200%	12/23/15	125	122
	BB&T Corp.	5.625%	9/15/16	175	157
	BB&T Corp.	4.900%	6/30/17	75	66
	BB&T Corp.	6.850%	4/30/19	100	105
	Bear Stearns Co., Inc.	4.500%	10/28/10	300	308
	Bear Stearns Co., Inc.	5.350%	2/1/12	50	52
	Bear Stearns Co., Inc.	5.700%	11/15/14	225	231
	Bear Stearns Co., Inc.	5.300%	10/30/15	50	50
	Bear Stearns Co., Inc.	5.550%	1/22/17	650	605
	Bear Stearns Co., Inc.	6.400%	10/2/17	350	354
	Bear Stearns Co., Inc.	7.250%	2/1/18	325	345
	Capital One Bank	8.800%	7/15/19	175	178
	Capital One Bank USA N.A.	5.750%	9/15/10	175	181
	Capital One Capital III	7.686%	8/15/36	125	89
	Capital One Capital IV	6.745%	2/17/37	75	49
	Capital One Financial Corp.	5.700%	9/15/11	100	101
	Capital One Financial Corp.	4.800%	2/21/12	100	98
	Capital One Financial Corp.	5.500%	6/1/15	25	23
	Capital One Financial Corp.	6.150%	9/1/16	125	110
	Capital One Financial Corp.	5.250%	2/21/17	50	43
	Capital One Financial Corp.	6.750%	9/15/17	75	70
	Charter One Bank N.A.	5.500%	4/26/11	300	305
5	Citibank, NA	1.625%	3/30/11	200	202
5	Citibank, NA	1.500%	7/12/11	200	200
2,4	Citicorp Lease
	Pass-Through Trust	8.040%	12/15/19	500	455
5	Citigroup Funding, Inc.	2.000%	3/30/12	200	201
5	Citigroup Funding, Inc.	2.125%	7/12/12	100	100

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Citigroup, Inc.	4.625%	8/3/10	125	126
	Citigroup, Inc.	6.500%	1/18/11	500	508
	Citigroup, Inc.	5.125%	2/14/11	75	75
5	Citigroup, Inc.	1.375%	5/5/11	725	726
	Citigroup, Inc.	5.100%	9/29/11	550	545
5	Citigroup, Inc.	2.875%	12/9/11	525	540
	Citigroup, Inc.	6.000%	2/21/12	175	173
	Citigroup, Inc.	5.250%	2/27/12	225	220
5	Citigroup, Inc.	2.125%	4/30/12	1,250	1,254
5	Citigroup, Inc.	1.875%	5/7/12	475	473
	Citigroup, Inc.	5.500%	8/27/12	50	48
	Citigroup, Inc.	5.625%	8/27/12	325	303
	Citigroup, Inc.	5.300%	10/17/12	650	627
	Citigroup, Inc.	5.500%	4/11/13	675	637
	Citigroup, Inc.	6.500%	8/19/13	450	437
	Citigroup, Inc.	5.125%	5/5/14	100	91
	Citigroup, Inc.	5.000%	9/15/14	975	817
	Citigroup, Inc.	4.700%	5/29/15	50	42
	Citigroup, Inc.	5.300%	1/7/16	225	198
	Citigroup, Inc.	6.000%	8/15/17	225	197
	Citigroup, Inc.	6.125%	11/21/17	200	177
	Citigroup, Inc.	6.125%	5/15/18	25	22
	Citigroup, Inc.	6.625%	6/15/32	100	80
	Citigroup, Inc.	5.875%	2/22/33	375	281
	Citigroup, Inc.	6.000%	10/31/33	200	147
	Citigroup, Inc.	6.125%	8/25/36	100	75
	Citigroup, Inc.	5.875%	5/29/37	325	256
	Citigroup, Inc.	6.875%	3/5/38	400	358
	Comerica Bank	5.750%	11/21/16	225	178
	Comerica Bank	5.200%	8/22/17	75	55
2	Comerica Capital Trust II	6.576%	2/20/37	150	89
	Compass Bank	6.400%	10/1/17	75	68
	Compass Bank	5.900%	4/1/26	50	32
4	Corestates Capital I	8.000%	12/15/26	600	453
	Countrywide Financial Corp.	6.250%	5/15/16	125	111
	Countrywide Home Loan	4.000%	3/22/11	250	245
	Credit Suisse First
	Boston USA, Inc.	4.875%	8/15/10	675	699
	Credit Suisse First
	Boston USA, Inc.	5.250%	3/2/11	150	157
	Credit Suisse First
	Boston USA, Inc.	6.125%	11/15/11	250	268
	Credit Suisse First
	Boston USA, Inc.	6.500%	1/15/12	275	298
	Credit Suisse First

	Boston USA, Inc.	5.500%	8/15/13	340	353
	Credit Suisse First
	Boston USA, Inc.	5.125%	1/15/14	100	103
	Credit Suisse First
	Boston USA, Inc.	4.875%	1/15/15	675	683
	Credit Suisse First
	Boston USA, Inc.	5.125%	8/15/15	585	598
2	Credit Suisse First
	Boston USA, Inc.	5.860%	5/15/49	225	144
	Credit Suisse New York	5.000%	5/15/13	125	125
	Deutsche Bank AG London	5.375%	10/12/12	200	212
	Deutsche Bank AG London	4.875%	5/20/13	300	308
	Deutsche Bank AG London	6.000%	9/1/17	550	561
	Deutsche Bank Financial LLC	5.375%	3/2/15	300	292
	FIA Card Services NA	6.625%	6/15/12	100	102
	Fifth Third Bancorp.	8.250%	3/1/38	225	173
2	Fifth Third Capital Trust IV	6.500%	4/15/67	300	186
	First Tennessee Bank	5.050%	1/15/15	50	39
	Golden West Financial Corp.	4.750%	10/1/12	75	75
2	Goldman Sachs Capital II	5.793%	12/29/49	200	125
5	Goldman Sachs Group, Inc.	1.700%	3/15/11	300	303
5	Goldman Sachs Group, Inc.	1.625%	7/15/11	300	302
	Goldman Sachs Group, Inc.	6.600%	1/15/12	875	935
	Goldman Sachs Group, Inc.	5.300%	2/14/12	50	52
5	Goldman Sachs Group, Inc.	3.250%	6/15/12	850	881
	Goldman Sachs Group, Inc.	5.700%	9/1/12	50	52
	Goldman Sachs Group, Inc.	5.450%	11/1/12	275	287
	Goldman Sachs Group, Inc.	5.250%	4/1/13	200	205
	Goldman Sachs Group, Inc.	4.750%	7/15/13	1,050	1,057
	Goldman Sachs Group, Inc.	5.250%	10/15/13	200	205
	Goldman Sachs Group, Inc.	5.150%	1/15/14	135	136
	Goldman Sachs Group, Inc.	6.000%	5/1/14	100	105
	Goldman Sachs Group, Inc.	5.000%	10/1/14	25	25
	Goldman Sachs Group, Inc.	5.125%	1/15/15	240	239
	Goldman Sachs Group, Inc.	5.350%	1/15/16	575	561
	Goldman Sachs Group, Inc.	5.750%	10/1/16	425	419
	Goldman Sachs Group, Inc.	5.625%	1/15/17	450	419
	Goldman Sachs Group, Inc.	6.250%	9/1/17	475	472
	Goldman Sachs Group, Inc.	5.950%	1/18/18	825	799
	Goldman Sachs Group, Inc.	6.150%	4/1/18	200	196
	Goldman Sachs Group, Inc.	7.500%	2/15/19	125	133
	Goldman Sachs Group, Inc.	5.950%	1/15/27	300	249
	Goldman Sachs Group, Inc.	6.125%	2/15/33	125	118
	Goldman Sachs Group, Inc.	6.345%	2/15/34	400	323
	Goldman Sachs Group, Inc.	6.450%	5/1/36	75	63
	Goldman Sachs Group, Inc.	6.750%	10/1/37	600	527
4	HBOS PLC	6.750%	5/21/18	150	111
	HSBC Bank USA	5.625%	8/15/35	250	233
	HSBC Holdings PLC	7.625%	5/17/32	100	104

	HSBC Holdings PLC	7.350%	11/27/32	100	93
	HSBC Holdings PLC	6.500%	5/2/36	500	485
	HSBC Holdings PLC	6.500%	9/15/37	425	407
	HSBC Holdings PLC	6.800%	6/1/38	75	76
5	JPMorgan Chase & Co.	1.650%	2/23/11	500	505
	JPMorgan Chase & Co.	5.600%	6/1/11	350	369
	JPMorgan Chase & Co.	4.850%	6/16/11	375	389
5	JPMorgan Chase & Co.	3.125%	12/1/11	150	155
	JPMorgan Chase & Co.	4.500%	1/15/12	200	207
	JPMorgan Chase & Co.	6.625%	3/15/12	100	106
5	JPMorgan Chase & Co.	2.200%	6/15/12	500	504
	JPMorgan Chase & Co.	5.375%	10/1/12	675	709
5	JPMorgan Chase & Co.	2.125%	12/26/12	825	824
	JPMorgan Chase & Co.	5.750%	1/2/13	725	748
	JPMorgan Chase & Co.	4.750%	5/1/13	475	485
	JPMorgan Chase & Co.	4.875%	3/15/14	230	227
	JPMorgan Chase & Co.	5.125%	9/15/14	410	408
	JPMorgan Chase & Co.	4.750%	3/1/15	50	50
	JPMorgan Chase & Co.	5.250%	5/1/15	650	634
	JPMorgan Chase & Co.	5.150%	10/1/15	150	150
	JPMorgan Chase & Co.	5.875%	6/13/16	25	25
	JPMorgan Chase & Co.	6.125%	6/27/17	75	75
	JPMorgan Chase & Co.	6.000%	10/1/17	75	73
	JPMorgan Chase & Co.	6.000%	1/15/18	75	75
	JPMorgan Chase & Co.	6.300%	4/23/19	125	127
	JPMorgan Chase & Co.	6.400%	5/15/38	300	309
	JPMorgan Chase Capital XV	5.875%	3/15/35	200	160
	JPMorgan Chase Capital XVII	5.850%	8/1/35	150	113
	JPMorgan Chase Capital XX	6.550%	9/29/36	125	99
	JPMorgan Chase Capital XXII	6.450%	2/2/37	225	179
	JPMorgan Chase Capital XXV	6.800%	10/1/37	225	194
	KeyBank NA	5.500%	9/17/12	175	173
	KeyBank NA	4.950%	9/15/15	150	131
	KeyBank NA	5.450%	3/3/16	150	124
	KeyCorp	6.500%	5/14/13	150	148
	M&I Marshall & Ilsley Bank	4.850%	6/16/15	275	203
	Manufacturers &
	Traders Trust Co.	6.625%	12/4/17	200	188
2	Manufacturers &
	Traders Trust Co.	5.585%	12/28/20	150	114
	MBNA Corp.	6.125%	3/1/13	125	127
	MBNA Corp.	5.000%	6/15/15	50	47
	Mellon Bank NA	4.750%	12/15/14	50	50
	Mellon Funding Corp.	5.000%	12/1/14	300	307

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Merrill Lynch & Co., Inc.	4.125%	9/10/09	50	50
	Merrill Lynch & Co., Inc.	5.770%	7/25/11	125	129
	Merrill Lynch & Co., Inc.	6.050%	8/15/12	50	51
	Merrill Lynch & Co., Inc.	5.450%	2/5/13	200	195
	Merrill Lynch & Co., Inc.	6.150%	4/25/13	450	446
	Merrill Lynch & Co., Inc.	5.000%	2/3/14	150	142
	Merrill Lynch & Co., Inc.	5.450%	7/15/14	225	214
	Merrill Lynch & Co., Inc.	5.000%	1/15/15	500	456
	Merrill Lynch & Co., Inc.	6.050%	5/16/16	225	197
	Merrill Lynch & Co., Inc.	5.700%	5/2/17	250	216
	Merrill Lynch & Co., Inc.	6.400%	8/28/17	400	354
	Merrill Lynch & Co., Inc.	6.875%	4/25/18	625	568
	Merrill Lynch & Co., Inc.	6.500%	7/15/18	75	69
	Merrill Lynch & Co., Inc.	6.220%	9/15/26	375	294
	Merrill Lynch & Co., Inc.	6.110%	1/29/37	175	133
	Merrill Lynch & Co., Inc.	7.750%	5/14/38	275	251
	Morgan Stanley	4.000%	1/15/10	400	406
5	Morgan Stanley	2.900%	12/1/10	300	309
	Morgan Stanley	5.050%	1/21/11	50	51
	Morgan Stanley	6.750%	4/15/11	500	526
5	Morgan Stanley	3.250%	12/1/11	800	829
	Morgan Stanley	5.625%	1/9/12	300	311
	Morgan Stanley	6.600%	4/1/12	375	398
5	Morgan Stanley	1.950%	6/20/12	725	724
	Morgan Stanley	5.750%	8/31/12	400	417
	Morgan Stanley	5.300%	3/1/13	125	127
	Morgan Stanley	4.750%	4/1/14	525	499
	Morgan Stanley	6.000%	5/13/14	550	559
	Morgan Stanley	6.000%	4/28/15	300	300
	Morgan Stanley	5.375%	10/15/15	175	169
	Morgan Stanley	5.750%	10/18/16	375	364
	Morgan Stanley	5.450%	1/9/17	575	542
	Morgan Stanley	5.550%	4/27/17	50	47
	Morgan Stanley	5.950%	12/28/17	375	360
	Morgan Stanley	6.625%	4/1/18	100	99
	Morgan Stanley	7.300%	5/13/19	175	182
	Morgan Stanley	6.250%	8/9/26	450	414
	Morgan Stanley	7.250%	4/1/32	150	148
	National City Corp.	4.900%	1/15/15	500	485
2	National City Preferred
	Capital Trust I	12.000%	12/31/49	125	130
4	Nationwide Building Society	5.500%	7/18/12	575	552
	North Fork Bancorp., Inc.	5.875%	8/15/12	150	145
4	Northern Rock PLC	5.625%	6/22/17	1,150	1,005
	Northern Trust Corp.	5.500%	8/15/13	50	53

	Northern Trust Corp.	4.625%	5/1/14	100	103
	PNC Bank NA	4.875%	9/21/17	375	325
	PNC Bank NA	6.000%	12/7/17	100	94
	PNC Funding Corp.	5.250%	11/15/15	100	95
	PNC Funding Corp.	5.625%	2/1/17	75	70
5	Regions Bank	2.750%	12/10/10	450	462
	Regions Financial Corp.	7.375%	12/10/37	175	122
	Royal Bank of Scotland
	Group PLC	5.050%	1/8/15	125	100
	Santander Central Hispano
	Issuances Ltd.	7.625%	9/14/10	375	395
	Santander Financial Issuances	6.375%	2/15/11	50	49
	Sanwa Bank Ltd.	7.400%	6/15/11	725	747
	Southtrust Corp.	5.800%	6/15/14	50	50
	Sovereign Bancorp, Inc.	4.800%	9/1/10	200	198
	Sovereign Bancorp, Inc.	8.750%	5/30/18	75	74
2,4	Standard Chartered PLC	6.409%	12/31/49	150	96
5	State Street Corp.	2.150%	4/30/12	325	327
	Sumitomo Mitsui Banking Corp.	8.000%	6/15/12	445	482
	SunTrust Bank Atlanta GA	5.200%	1/17/17	100	84
	SunTrust Bank Atlanta GA	5.450%	12/1/17	300	256
	SunTrust Bank Atlanta GA	7.250%	3/15/18	75	73
	SunTrust Banks, Inc.	5.250%	11/5/12	100	98
	SunTrust Banks, Inc.	6.000%	9/11/17	50	46
	SunTrust Capital VIII	6.100%	12/15/36	99	66
	Swiss Bank Corp.	7.000%	10/15/15	250	225
	Swiss Bank Corp.	7.375%	6/15/17	100	89
	Synovus Financial Corp.	5.125%	6/15/17	125	76
	UBS AG	5.875%	12/20/17	425	395
	UBS AG	5.750%	4/25/18	375	345
	UFJ Finance Aruba AEC	6.750%	7/15/13	150	155
	Union Bank of California NA	5.950%	5/11/16	100	95
	Union Planters Corp.	7.750%	3/1/11	300	292
	UnionBanCal Corp.	5.250%	12/16/13	50	45
	US Bank NA	4.950%	10/30/14	425	446
2	USB Capital IX	6.189%	4/15/49	300	200
	Wachovia Bank NA	7.800%	8/18/10	75	79
	Wachovia Bank NA	4.875%	2/1/15	270	262
	Wachovia Bank NA	6.000%	11/15/17	200	193
	Wachovia Bank NA	5.850%	2/1/37	300	266
	Wachovia Bank NA	6.600%	1/15/38	275	273
2	Wachovia Capital Trust III	5.800%	3/15/11	300	180
	Wachovia Corp.	5.300%	10/15/11	175	182
	Wachovia Corp.	5.500%	5/1/13	350	362
	Wachovia Corp.	4.875%	2/15/14	255	250
	Wachovia Corp.	5.625%	10/15/16	125	117
	Wachovia Corp.	5.750%	6/15/17	425	422
	Wachovia Corp.	5.750%	2/1/18	300	296
	Wachovia Corp.	5.500%	8/1/35	450	343

	Wells Fargo & Co.	4.200%	1/15/10	235	239
	Wells Fargo & Co.	4.875%	1/12/11	200	206
	Wells Fargo & Co.	5.300%	8/26/11	175	183
5	Wells Fargo & Co.	3.000%	12/9/11	850	877
5	Wells Fargo & Co.	2.125%	6/15/12	275	276
	Wells Fargo & Co.	5.250%	10/23/12	200	207
	Wells Fargo & Co.	4.375%	1/31/13	275	277
	Wells Fargo & Co.	4.950%	10/16/13	175	175
	Wells Fargo & Co.	5.625%	12/11/17	375	370
	Wells Fargo & Co.	5.375%	2/7/35	200	179
	Wells Fargo Bank NA	4.750%	2/9/15	1,300	1,261
	Wells Fargo Bank NA	5.750%	5/16/16	125	121
	Wells Fargo Bank NA	5.950%	8/26/36	150	136
2	Wells Fargo Capital XIII	7.700%	12/29/49	450	373
2	Wells Fargo Capital XV	9.750%	12/29/49	225	216

	Brokerage (0.1%)
	Ameriprise Financial Inc.	5.350%	11/15/10	150	151
	Ameriprise Financial Inc.	5.650%	11/15/15	125	118
	BlackRock, Inc.	6.250%	9/15/17	100	105
	Charles Schwab Corp.	4.950%	6/1/14	325	332
	Jefferies Group Inc.	6.450%	6/8/27	375	279
	Jefferies Group Inc.	6.250%	1/15/36	175	119
	Lazard Group	6.850%	6/15/17	325	298

	Finance Companies (1.1%)
	Block Financial LLC	7.875%	1/15/13	25	26
	General Electric Capital Corp.	4.125%	9/1/09	225	226
	General Electric Capital Corp.	4.250%	9/13/10	150	153
	General Electric Capital Corp.	4.875%	10/21/10	375	387
	General Electric Capital Corp.	5.000%	12/1/10	75	78
5	General Electric Capital Corp.	1.625%	1/7/11	600	609
	General Electric Capital Corp.	6.125%	2/22/11	390	409
5	General Electric Capital Corp.	1.800%	3/11/11	750	758
	General Electric Capital Corp.	5.500%	4/28/11	100	104
	General Electric Capital Corp.	5.000%	11/15/11	100	103
5	General Electric Capital Corp.	3.000%	12/9/11	475	490
	General Electric Capital Corp.	5.875%	2/15/12	625	658
	General Electric Capital Corp.	4.375%	3/3/12	100	102
5	General Electric Capital Corp.	2.250%	3/12/12	425	429
5	General Electric Capital Corp.	2.200%	6/8/12	900	908
	General Electric Capital Corp.	6.000%	6/15/12	475	502

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	General Electric Capital Corp.	5.250%	10/19/12	525	542
5	General Electric Capital Corp.	2.125%	12/21/12	475	472
5	General Electric Capital Corp.	2.625%	12/28/12	350	353
	General Electric Capital Corp.	5.450%	1/15/13	75	78
	General Electric Capital Corp.	4.800%	5/1/13	425	431
	General Electric Capital Corp.	5.900%	5/13/14	75	77
	General Electric Capital Corp.	5.500%	6/4/14	400	403
	General Electric Capital Corp.	5.650%	6/9/14	125	129
	General Electric Capital Corp.	5.625%	9/15/17	600	577
	General Electric Capital Corp.	5.625%	5/1/18	1,175	1,120
	General Electric Capital Corp.	6.750%	3/15/32	1,175	1,071
	General Electric Capital Corp.	6.150%	8/7/37	475	392
	General Electric Capital Corp.	5.875%	1/14/38	675	530
	General Electric Capital Corp.	6.875%	1/10/39	650	586
2	General Electric Capital Corp.	6.375%	11/15/67	650	428
2	HSBC Finance Capital Trust IX	5.911%	11/30/35	100	56
	HSBC Finance Corp.	4.625%	9/15/10	475	478
	HSBC Finance Corp.	5.250%	1/14/11	150	151
	HSBC Finance Corp.	5.700%	6/1/11	475	479
	HSBC Finance Corp.	6.375%	10/15/11	100	102
	HSBC Finance Corp.	7.000%	5/15/12	275	285
	HSBC Finance Corp.	6.375%	11/27/12	75	77
	HSBC Finance Corp.	5.250%	1/15/14	400	392
	HSBC Finance Corp.	5.000%	6/30/15	575	542
	HSBC Finance Corp.	5.500%	1/19/16	150	141
	International Lease
	Finance Corp.	5.125%	11/1/10	125	111
	International Lease
	Finance Corp.	4.950%	2/1/11	450	387
	International Lease
	Finance Corp.	5.450%	3/24/11	50	43
	International Lease
	Finance Corp.	5.750%	6/15/11	300	253
	International Lease
	Finance Corp.	5.300%	5/1/12	75	58
	International Lease
	Finance Corp.	5.000%	9/15/12	350	269
	International Lease
	Finance Corp.	6.375%	3/25/13	150	116
	International Lease
	Finance Corp.	5.625%	9/20/13	75	56
	International Lease
	Finance Corp.	5.650%	6/1/14	150	113
	SLM Corp.	4.500%	7/26/10	50	47
	SLM Corp.	5.400%	10/25/11	450	407

	SLM Corp.	5.375%	1/15/13	150	126
	SLM Corp.	5.050%	11/14/14	450	340
	SLM Corp.	8.450%	6/15/18	300	256
	SLM Corp.	5.625%	8/1/33	75	44

	Insurance (0.9%)
	ACE Capital Trust II	9.700%	4/1/30	50	43
	ACE INA Holdings, Inc.	5.600%	5/15/15	175	176
	ACE INA Holdings, Inc.	5.700%	2/15/17	100	99
	ACE INA Holdings, Inc.	5.800%	3/15/18	25	25
	ACE INA Holdings, Inc.	5.900%	6/15/19	25	25
	Aetna, Inc.	6.000%	6/15/16	75	74
	Aetna, Inc.	6.500%	9/15/18	150	150
	Aetna, Inc.	6.625%	6/15/36	175	160
	Aetna, Inc.	6.750%	12/15/37	175	162
	Allied World Assurance	7.500%	8/1/16	425	362
	Allstate Corp.	5.000%	8/15/14	150	149
	Allstate Corp.	6.125%	12/15/32	100	93
	Allstate Corp.	5.550%	5/9/35	125	106
2	Allstate Corp.	6.125%	5/15/37	75	58
2	Allstate Corp.	6.500%	5/15/57	225	171
	Allstate Life Global Funding	5.375%	4/30/13	75	78
	American Financial Group	9.875%	6/15/19	50	50
	American International
	Group, Inc.	4.700%	10/1/10	100	81
	American International
	Group, Inc.	5.375%	10/18/11	75	54
	American International
	Group, Inc.	4.950%	3/20/12	125	81
	American International
	Group, Inc.	4.250%	5/15/13	50	28
	American International
	Group, Inc.	5.050%	10/1/15	225	120
	American International
	Group, Inc.	5.600%	10/18/16	150	77
	American International
	Group, Inc.	5.850%	1/16/18	175	94
	American International
	Group, Inc.	6.250%	5/1/36	175	75
	Aon Capital Trust	8.205%	1/1/27	25	23
	Arch Capital Group Ltd.	7.350%	5/1/34	75	46
	Aspen Insurance Holdings Ltd.	6.000%	8/15/14	75	71
	Assurant, Inc.	5.625%	2/15/14	25	22
	Assurant, Inc.	6.750%	2/15/34	50	34
	AXA Financial, Inc.	7.750%	8/1/10	100	101
	AXA SA	8.600%	12/15/30	375	350
	Axis Capital Holdings Ltd.	5.750%	12/1/14	50	44
	Berkshire Hathaway
	Finance Corp.	4.200%	12/15/10	75	78

4	Berkshire Hathaway
	Finance Corp.	4.000%	4/15/12	75	77
	Berkshire Hathaway
	Finance Corp.	4.600%	5/15/13	175	182
	Berkshire Hathaway
	Finance Corp.	5.000%	8/15/13	175	184
	Berkshire Hathaway
	Finance Corp.	4.850%	1/15/15	275	288
	Berkshire Hathaway
	Finance Corp.	5.400%	5/15/18	475	496
	Chubb Corp.	5.750%	5/15/18	50	53
	Chubb Corp.	6.000%	5/11/37	225	227
	Chubb Corp.	6.500%	5/15/38	50	54
2	Chubb Corp.	6.375%	3/29/67	75	59
	CIGNA Corp.	7.875%	5/15/27	50	44
	CIGNA Corp.	6.150%	11/15/36	50	35
	Cincinnati Financial Corp.	6.125%	11/1/34	150	106
	CNA Financial Corp.	6.000%	8/15/11	100	96
	CNA Financial Corp.	5.850%	12/15/14	100	82
	CNA Financial Corp.	6.500%	8/15/16	175	141
	Commerce Group, Inc.	5.950%	12/9/13	50	42
	Coventry Health Care Inc.	6.300%	8/15/14	125	109
	Fund American Cos., Inc.	5.875%	5/15/13	75	71
	GE Global Insurance
	Holdings Corp.	6.450%	3/1/19	100	85
	GE Global Insurance
	Holdings Corp.	7.000%	2/15/26	50	40
	GE Global Insurance
	Holdings Corp.	7.750%	6/15/30	50	41
	Genworth Financial, Inc.	5.750%	6/15/14	50	35
	Genworth Financial, Inc.	6.500%	6/15/34	150	88
	Hartford Financial
	Services Group, Inc.	5.250%	10/15/11	100	97
	Hartford Financial
	Services Group, Inc.	5.500%	10/15/16	125	100
	Hartford Financial
	Services Group, Inc.	5.375%	3/15/17	100	77
	Hartford Financial
	Services Group, Inc.	6.000%	1/15/19	25	19
	Hartford Financial
	Services Group, Inc.	5.950%	10/15/36	50	33
	Hartford Financial
	Services Group, Inc.	6.100%	10/1/41	125	84

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Humana Inc.	6.450%	6/1/16	150	131
	Humana Inc.	7.200%	6/15/18	200	181
	Humana Inc.	8.150%	6/15/38	175	138
2	ING Groep NV	5.775%	12/8/49	300	171
	ING USA Global Funding	4.500%	10/1/10	125	127
	Lincoln National Corp.	6.200%	12/15/11	100	100
	Lincoln National Corp.	5.650%	8/27/12	25	24
	Lincoln National Corp.	6.150%	4/7/36	150	103
	Loews Corp.	6.000%	2/1/35	50	42
	Marsh & McLennan Cos., Inc.	5.150%	9/15/10	50	50
	Marsh & McLennan Cos., Inc.	6.250%	3/15/12	25	26
	Marsh & McLennan Cos., Inc.	5.750%	9/15/15	200	190
	Marsh & McLennan Cos., Inc.	9.250%	4/15/19	75	86
	MetLife, Inc.	5.375%	12/15/12	125	126
	MetLife, Inc.	5.000%	11/24/13	50	49
	MetLife, Inc.	5.000%	6/15/15	125	121
	MetLife, Inc.	7.717%	2/15/19	50	53
	MetLife, Inc.	6.500%	12/15/32	175	165
	MetLife, Inc.	6.375%	6/15/34	100	95
	MetLife, Inc.	6.400%	12/15/36	150	106
	Principal Financial Group, Inc.	6.050%	10/15/36	100	79
	Principal Life Income
	Funding Trusts	5.125%	3/1/11	125	128
	Principal Life Income
	Funding Trusts	5.300%	12/14/12	125	122
	Principal Life Income
	Funding Trusts	5.300%	4/24/13	150	150
	Principal Life Income
	Funding Trusts	5.100%	4/15/14	100	97
	Progressive Corp.	6.375%	1/15/12	100	102
	Progressive Corp.	6.625%	3/1/29	125	118
2	Progressive Corp.	6.700%	6/15/37	125	88
	Protective Life Secured Trusts	4.850%	8/16/10	100	100
	Protective Life Secured Trusts	5.450%	9/28/12	50	50
	Prudential Financial, Inc.	5.800%	6/15/12	125	125
	Prudential Financial, Inc.	5.150%	1/15/13	50	48
	Prudential Financial, Inc.	4.500%	7/15/13	200	189
	Prudential Financial, Inc.	4.750%	4/1/14	75	72
	Prudential Financial, Inc.	5.100%	9/20/14	125	117
	Prudential Financial, Inc.	6.200%	1/15/15	25	24
	Prudential Financial, Inc.	5.500%	3/15/16	25	23
	Prudential Financial, Inc.	6.100%	6/15/17	25	23
	Prudential Financial, Inc.	6.000%	12/1/17	225	208
	Prudential Financial, Inc.	5.750%	7/15/33	50	38
	Prudential Financial, Inc.	5.400%	6/13/35	100	75

	Prudential Financial, Inc.	5.900%	3/17/36	125	104
	Prudential Financial, Inc.	5.700%	12/14/36	175	141
	Torchmark Corp.	6.375%	6/15/16	100	96
	Travelers Cos. Inc.	5.750%	12/15/17	250	257
	Travelers Cos. Inc.	5.900%	6/2/19	50	52
2	Travelers Cos. Inc.	6.250%	3/15/37	75	60
	Travelers Cos. Inc.	6.250%	6/15/37	200	205
	Travelers Cos., Inc.	6.250%	6/20/16	150	159
	UnitedHealth Group, Inc.	5.250%	3/15/11	150	157
	UnitedHealth Group, Inc.	5.500%	11/15/12	175	181
	UnitedHealth Group, Inc.	4.875%	2/15/13	50	50
	UnitedHealth Group, Inc.	4.875%	4/1/13	50	50
	UnitedHealth Group, Inc.	5.000%	8/15/14	75	73
	UnitedHealth Group, Inc.	4.875%	3/15/15	50	48
	UnitedHealth Group, Inc.	6.000%	6/15/17	150	143
	UnitedHealth Group, Inc.	6.000%	11/15/17	50	48
	UnitedHealth Group, Inc.	6.000%	2/15/18	125	118
	UnitedHealth Group, Inc.	6.500%	6/15/37	50	45
	UnitedHealth Group, Inc.	6.625%	11/15/37	125	110
	UnitedHealth Group, Inc.	6.875%	2/15/38	125	115
	WellPoint Inc.	6.375%	1/15/12	100	105
	WellPoint Inc.	6.800%	8/1/12	150	159
	WellPoint Inc.	5.000%	12/15/14	25	24
	WellPoint Inc.	5.250%	1/15/16	50	47
	WellPoint Inc.	5.875%	6/15/17	50	49
	WellPoint Inc.	5.950%	12/15/34	375	312
	WellPoint Inc.	5.850%	1/15/36	225	195
	WellPoint Inc.	6.375%	6/15/37	50	46
	Willis North America Inc.	5.625%	7/15/15	225	199
	XL Capital Ltd.	5.250%	9/15/14	125	105
	XL Capital Ltd.	6.250%	5/15/27	125	89
2	XL Capital Ltd.	6.500%	12/15/49	125	61

	Other Finance (0.1%)
	Chicago Mercantile
	Exchange Group Inc.	5.400%	8/1/13	225	238
	Chicago Mercantile
	Exchange Group Inc.	5.750%	2/15/14	100	107
	Orix Corp.	5.480%	11/22/11	125	115
	XTRA Finance Corp.	5.150%	4/1/17	375	362

	Real Estate Investment Trusts (0.3%)
	AMB Property LP	6.300%	6/1/13	50	46
	Arden Realty LP	5.250%	3/1/15	25	24
	AvalonBay Communities, Inc.	5.500%	1/15/12	50	50
	AvalonBay Communities, Inc.	5.750%	9/15/16	50	45
	Boston Properties, Inc.	5.625%	4/15/15	200	186
	Brandywine
	Operating Partnership	5.750%	4/1/12	150	136

Brandywine
Operating Partnership	5.400%	11/1/14	50	40
Camden Property Trust	5.700%	5/15/17	100	89
Duke Realty LP	5.950%	2/15/17	125	98
ERP Operating LP	6.625%	3/15/12	100	103
ERP Operating LP	5.500%	10/1/12	100	101
ERP Operating LP	5.250%	9/15/14	50	48
ERP Operating LP	5.125%	3/15/16	75	69
ERP Operating LP	5.375%	8/1/16	50	46
ERP Operating LP	5.750%	6/15/17	25	23
HCP Inc.	6.700%	1/30/18	50	43
Health Care Property
Investors, Inc.	6.450%	6/25/12	50	49
Health Care Property
Investors, Inc.	5.650%	12/15/13	150	137
Health Care Property
Investors, Inc.	6.300%	9/15/16	100	87
Health Care REIT, Inc.	6.200%	6/1/16	275	238
HealthCare Realty Trust	5.125%	4/1/14	75	63
Hospitality Properties	5.125%	2/15/15	150	116
HRPT Properties Trust	6.250%	8/15/16	150	122
Kimco Realty Corp.	5.783%	3/15/16	25	21
Liberty Property LP	5.125%	3/2/15	250	206
Liberty Property LP	5.500%	12/15/16	50	40
National Retail Properties, Inc.	6.875%	10/15/17	275	238
Nationwide Health
Properties, Inc.	6.250%	2/1/13	125	116
ProLogis	5.625%	11/15/15	75	58
ProLogis	5.750%	4/1/16	50	38
ProLogis	5.625%	11/15/16	75	58
Realty Income Corp.	6.750%	8/15/19	150	136
Regency Centers LP	6.750%	1/15/12	300	295
Simon Property Group, LP	4.875%	8/15/10	75	76
Simon Property Group, LP	5.000%	3/1/12	100	98
Simon Property Group, LP	5.300%	5/30/13	125	120
Simon Property Group, LP	5.750%	12/1/15	525	487
Simon Property Group, LP	5.250%	12/1/16	250	222
Simon Property Group, LP	5.875%	3/1/17	25	23
Simon Property Group, LP	6.125%	5/30/18	225	205
Tanger Factory
Outlet Centers, Inc.	6.150%	11/15/15	100	84
				123,750

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Industrial (9.8%)
Basic Industry (0.8%)
Agrium Inc.	6.750%	1/15/19	200	199
Alcan, Inc.	4.875%	9/15/12	125	123
Alcan, Inc.	4.500%	5/15/13	125	122
Alcan, Inc.	5.200%	1/15/14	125	118
Alcan, Inc.	5.000%	6/1/15	25	22
Alcan, Inc.	6.125%	12/15/33	225	178
Alcoa, Inc.	7.375%	8/1/10	100	103
Alcoa, Inc.	5.375%	1/15/13	200	196
Alcoa, Inc.	6.000%	7/15/13	450	439
Alcoa, Inc.	5.900%	2/1/27	200	141
ArcelorMittal	5.375%	6/1/13	350	335
ArcelorMittal	9.000%	2/15/15	150	158
ArcelorMittal	6.125%	6/1/18	150	130
ArcelorMittal	9.850%	6/1/19	75	81
Barrick Gold Finance Inc.	6.125%	9/15/13	150	160
Barrick Gold Finance Inc.	4.875%	11/15/14	75	77
Barrick North America
Finance LLC	6.800%	9/15/18	150	166
Barrick North America
Finance LLC	7.500%	9/15/38	175	203
BHP Billiton
Finance (USA) Ltd.	5.125%	3/29/12	25	27
BHP Billiton
Finance (USA) Ltd.	4.800%	4/15/13	150	157
BHP Billiton
Finance (USA) Ltd.	5.500%	4/1/14	75	81
BHP Billiton
Finance (USA) Ltd.	5.250%	12/15/15	50	53
BHP Billiton
Finance (USA) Ltd.	5.400%	3/29/17	100	103
BHP Billiton
Finance USA Ltd.	6.500%	4/1/19	400	445
BHP Finance USA Ltd.	8.500%	12/1/12	200	233
Celulosa Arauco
Constitution SA	8.625%	8/15/10	100	105
Celulosa Arauco
Constitution SA	5.625%	4/20/15	250	242
Commercial Metals Co.	6.500%	7/15/17	50	44
Commercial Metals Co.	7.350%	8/15/18	150	137
Cytec Industries Inc.	8.950%	7/1/17	50	50
Dow Chemical Co.	6.000%	10/1/12	375	386
Dow Chemical Co.	7.600%	5/15/14	525	541

Dow Chemical Co.	5.700%	5/15/18	25	22
Dow Chemical Co.	8.550%	5/15/19	350	353
Dow Chemical Co.	7.375%	11/1/29	25	23
Dow Chemical Co.	9.400%	5/15/39	50	51
E.I. du Pont de Nemours & Co.	4.750%	11/15/12	25	27
E.I. du Pont de Nemours & Co.	5.000%	7/15/13	175	185
E.I. du Pont de Nemours & Co.	5.875%	1/15/14	175	190
E.I. du Pont de Nemours & Co.	6.000%	7/15/18	275	298
E.I. du Pont de Nemours & Co.	6.500%	1/15/28	100	105
Falconbridge Ltd.	7.350%	6/5/12	75	74
Freeport-McMoRan
Copper & Gold Inc.	8.250%	4/1/15	250	251
Freeport-McMoRan
Copper & Gold Inc.	8.375%	4/1/17	325	327
Inco Ltd.	7.750%	5/15/12	125	134
Inco Ltd.	5.700%	10/15/15	125	121
International Paper Co.	5.300%	4/1/15	75	68
International Paper Co.	7.950%	6/15/18	500	481
Lubrizol Corp.	5.500%	10/1/14	250	239
Lubrizol Corp.	6.500%	10/1/34	100	86
Monsanto Co.	7.375%	8/15/12	100	114
Newmont Mining Corp.	5.875%	4/1/35	100	93
Noranda, Inc.	7.250%	7/15/12	50	50
Noranda, Inc.	5.500%	6/15/17	200	173
Nucor Corp.	5.750%	12/1/17	25	26
Nucor Corp.	5.850%	6/1/18	150	157
Nucor Corp.	6.400%	12/1/37	75	78
Placer Dome, Inc.	6.450%	10/15/35	75	76
Plum Creek Timber Co.	5.875%	11/15/15	100	84
Potash Corp. of Saskatchewan	7.750%	5/31/11	375	411
PPG Industries, Inc.	5.750%	3/15/13	100	104
PPG Industries, Inc.	6.650%	3/15/18	100	106
Praxair, Inc.	3.950%	6/1/13	200	206
Praxair, Inc.	4.375%	3/31/14	75	78
Praxair, Inc.	5.250%	11/15/14	50	54
Praxair, Inc.	5.200%	3/15/17	25	25
Rio Tinto Finance USA Ltd.	5.875%	7/15/13	150	151
Rio Tinto Finance USA Ltd.	8.950%	5/1/14	575	637
Rio Tinto Finance USA Ltd.	6.500%	7/15/18	150	150
Rio Tinto Finance USA Ltd.	9.000%	5/1/19	300	332
Rio Tinto Finance USA Ltd.	7.125%	7/15/28	75	71
Southern Copper Corp.	7.500%	7/27/35	150	134
Vale Overseas Ltd.	6.250%	1/23/17	100	102
Vale Overseas Ltd.	8.250%	1/17/34	50	54
Vale Overseas Ltd.	6.875%	11/21/36	275	259
Valspar Corp.	7.250%	6/15/19	25	25
Weyerhaeuser Co.	6.750%	3/15/12	275	276
Weyerhaeuser Co.	7.375%	3/15/32	50	40

Capital Goods (0.9%)
3M Co.	5.125%	11/6/09	50	51
3M Co.	6.375%	2/15/28	100	109
3M Co.	5.700%	3/15/37	125	129
Allied Waste North America Inc.	7.375%	4/15/14	150	153
Allied Waste North America Inc.	7.125%	5/15/16	50	50
Bemis Co. Inc.	4.875%	4/1/12	150	141
Boeing Capital Corp.	7.375%	9/27/10	350	372
Boeing Capital Corp.	5.800%	1/15/13	75	81
Boeing Co.	6.000%	3/15/19	25	27
Boeing Co.	6.625%	2/15/38	150	162
Caterpillar Financial
Services Corp.	4.850%	12/7/12	350	368
Caterpillar Financial
Services Corp.	4.250%	2/8/13	250	251
Caterpillar Financial
Services Corp.	6.125%	2/17/14	275	295
Caterpillar Financial
Services Corp.	4.750%	2/17/15	250	244
Caterpillar Financial
Services Corp.	7.150%	2/15/19	525	563
Caterpillar, Inc.	6.625%	7/15/28	75	77
Caterpillar, Inc.	6.050%	8/15/36	600	579
Caterpillar, Inc.	7.375%	3/1/97	175	173
Cooper Industries, Inc.	5.250%	11/15/12	100	107
Cooper Industries, Inc.	5.450%	4/1/15	75	75
CRH America Inc.	5.625%	9/30/11	50	49
CRH America Inc.	6.950%	3/15/12	300	302
CRH America Inc.	6.000%	9/30/16	225	196
CRH America Inc.	8.125%	7/15/18	400	388
Danaher Corp.	5.625%	1/15/18	75	78
Deere & Co.	6.950%	4/25/14	175	199
Deere & Co.	7.125%	3/3/31	100	105
Dover Corp.	5.450%	3/15/18	200	204
Dover Corp.	6.600%	3/15/38	75	85
Eaton Corp.	4.900%	5/15/13	100	101
Eaton Corp.	5.600%	5/15/18	50	49
Embraer Overseas Ltd.	6.375%	1/24/17	150	141
Emerson Electric Co.	7.125%	8/15/10	50	53
Emerson Electric Co.	4.625%	10/15/12	300	313
Emerson Electric Co.	5.250%	10/15/18	225	235
Emerson Electric Co.	4.875%	10/15/19	25	25
General Dynamics Corp.	4.250%	5/15/13	225	233
General Dynamics Corp.	5.250%	2/1/14	75	80
General Electric Co.	5.000%	2/1/13	850	884

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	General Electric Co.	5.250%	12/6/17	125	123
	Harsco Corp.	5.750%	5/15/18	125	123
	Honeywell International, Inc.	6.125%	11/1/11	100	110
	Honeywell International, Inc.	5.625%	8/1/12	150	164
	Honeywell International, Inc.	4.250%	3/1/13	50	52
	Honeywell International, Inc.	5.300%	3/15/17	200	209
4	Illinois Tool Works, Inc.	5.150%	4/1/14	175	184
4	Illinois Tool Works, Inc.	6.250%	4/1/19	100	109
	Ingersoll-Rand Global
	Holding Co. Ltd.	6.000%	8/15/13	100	101
	Ingersoll-Rand Global
	Holding Co. Ltd.	9.500%	4/15/14	50	55
	Ingersoll-Rand Global
	Holding Co. Ltd.	6.875%	8/15/18	125	125
	John Deere Capital Corp	4.950%	12/17/12	25	26
	John Deere Capital Corp.	5.400%	10/17/11	150	160
	John Deere Capital Corp.	7.000%	3/15/12	75	83
	John Deere Capital Corp.	5.250%	10/1/12	125	132
	John Deere Capital Corp.	4.900%	9/9/13	275	286
	John Deere Capital Corp.	5.750%	9/10/18	275	283
	Joy Global, Inc.	6.000%	11/15/16	50	47
	Lafarge SA	6.500%	7/15/16	200	179
	Lafarge SA	7.125%	7/15/36	325	247
	Lockheed Martin Corp.	4.121%	3/14/13	125	127
	Lockheed Martin Corp.	6.150%	9/1/36	375	400
	Martin Marietta Materials, Inc	6.600%	4/15/18	150	141
	Northrop Grumman Systems Corp.	7.125%	2/15/11	250	270
	Parker-Hannifin Corp.	5.500%	5/15/18	50	51
	Parker-Hannifin Corp.	6.250%	5/15/38	25	26
	Raytheon Co.	5.500%	11/15/12	100	109
	Raytheon Co.	7.200%	8/15/27	25	28
	Republic Services, Inc.	6.086%	3/15/35	75	57
	Rockwell Automation, Inc.	5.650%	12/1/17	25	26
	Rockwell Automation, Inc.	6.700%	1/15/28	50	53
	Rockwell Automation, Inc.	6.250%	12/1/37	100	104
	Rockwell Collins, Inc.	5.250%	7/15/19	25	26
	Roper Industries Inc.	6.625%	8/15/13	250	254
4	Smiths Group Inc.	6.050%	5/15/14	75	72
4	Smiths Group Inc.	7.200%	5/15/19	50	47
	Textron, Inc.	6.500%	6/1/12	225	219
	Tyco International Group SA	6.750%	2/15/11	125	130
	Tyco International Group SA	6.375%	10/15/11	200	211
	Tyco International Group SA	6.000%	11/15/13	50	51
	Tyco International Group SA	7.000%	12/15/19	325	319

United Technologies Corp.	6.350%	3/1/11	50	54
United Technologies Corp.	6.100%	5/15/12	200	215
United Technologies Corp.	4.875%	5/1/15	125	134
United Technologies Corp.	5.375%	12/15/17	50	54
United Technologies Corp.	6.700%	8/1/28	100	109
United Technologies Corp.	7.500%	9/15/29	125	149
United Technologies Corp.	5.400%	5/1/35	150	146
United Technologies Corp.	6.050%	6/1/36	225	238
Waste Management, Inc.	6.375%	3/11/15	175	183

Communication (2.3%)
America Movil SA de C.V.	5.500%	3/1/14	50	51
America Movil SA de C.V.	5.750%	1/15/15	100	101
America Movil SA de C.V.	6.375%	3/1/35	175	165
America Movil SA de C.V.	6.125%	11/15/37	150	136
AT&T Inc.	5.300%	11/15/10	50	52
AT&T Inc.	7.300%	11/15/11	150	165
AT&T Inc.	5.875%	2/1/12	315	337
AT&T Inc.	5.875%	8/15/12	135	145
AT&T Inc.	4.950%	1/15/13	225	234
AT&T Inc.	6.700%	11/15/13	175	192
AT&T Inc.	4.850%	2/15/14	350	364
AT&T Inc.	5.100%	9/15/14	450	469
AT&T Inc.	5.625%	6/15/16	400	413
AT&T Inc.	5.500%	2/1/18	75	75
AT&T Inc.	5.600%	5/15/18	425	427
AT&T Inc.	5.800%	2/15/19	150	153
AT&T Inc.	8.000%	11/15/31	875	1,009
AT&T Inc.	6.450%	6/15/34	75	76
AT&T Inc.	6.500%	9/1/37	275	269
AT&T Inc.	6.300%	1/15/38	550	534
AT&T Inc.	6.550%	2/15/39	200	199
AT&T Wireless	7.875%	3/1/11	550	594
AT&T Wireless	8.125%	5/1/12	475	533
AT&T Wireless	8.750%	3/1/31	125	156
BellSouth Capital Funding Corp.	7.875%	2/15/30	175	184
BellSouth Corp.	5.200%	9/15/14	125	131
BellSouth Corp.	5.200%	12/15/16	75	76
BellSouth Corp.	6.875%	10/15/31	125	128
BellSouth Corp.	6.550%	6/15/34	225	218
BellSouth Corp.	6.000%	11/15/34	60	57
BellSouth
Telecommunications Inc.	6.375%	6/1/28	70	68
British Telecommunications PLC	9.125%	12/15/10	25	27
British Telecommunications PLC	5.950%	1/15/18	300	270
British Telecommunications PLC	9.625%	12/15/30	350	386
CBS Corp.	6.625%	5/15/11	125	127
CBS Corp.	8.875%	5/15/19	175	172
CenturyTel, Inc.	5.000%	2/15/15	50	45

Cingular Wireless LLC	6.500%	12/15/11	100	107
Cingular Wireless LLC	7.125%	12/15/31	225	237
Comcast Cable
Communications Holdings Inc.	8.375%	3/15/13	300	336
Comcast Cable
Communications Holdings Inc.	9.455%	11/15/22	139	164
Comcast Cable
Communications Inc. LLC	8.875%	5/1/17	500	589
Comcast Cable
Communications, Inc.	6.750%	1/30/11	75	79
Comcast Corp.	5.500%	3/15/11	50	52
Comcast Corp.	5.300%	1/15/14	325	335
Comcast Corp.	5.900%	3/15/16	100	103
Comcast Corp.	6.300%	11/15/17	50	52
Comcast Corp.	5.875%	2/15/18	325	328
Comcast Corp.	5.700%	7/1/19	250	249
Comcast Corp.	6.500%	11/15/35	450	449
Comcast Corp.	6.450%	3/15/37	125	124
Comcast Corp.	6.950%	8/15/37	450	469
Comcast Corp.	6.550%	7/1/39	250	249
Cox Communications, Inc.	6.750%	3/15/11	200	212
Cox Communications, Inc.	7.125%	10/1/12	50	53
Cox Communications, Inc.	5.450%	12/15/14	500	499
Cox Communications, Inc.	5.500%	10/1/15	125	121
Deutsche Telekom
International Finance	5.750%	3/23/16	400	413
Deutsche Telekom
International Finance	8.750%	6/15/30	425	500
Embarq Corp.	7.082%	6/1/16	350	341
Embarq Corp.	7.995%	6/1/36	50	43
France Telecom	7.750%	3/1/11	825	892
France Telecom	8.500%	3/1/31	425	548
Grupo Televisa SA	6.625%	3/18/25	100	90
Koninklijke KPN NV	8.000%	10/1/10	75	79
McGraw-Hill Cos. Inc.	5.375%	11/15/12	125	130
McGraw-Hill Cos. Inc.	5.900%	11/15/17	150	142
McGraw-Hill Cos. Inc.	6.550%	11/15/37	150	140
News America Holdings, Inc.	9.250%	2/1/13	100	114
News America Holdings, Inc.	8.150%	10/17/36	175	184
News America Inc.	5.300%	12/15/14	250	254
News America Inc.	6.200%	12/15/34	400	340
News America Inc.	6.400%	12/15/35	290	253
Omnicom Group Inc.	5.900%	4/15/16	25	25
Pacific Bell	7.125%	3/15/26	50	50

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Qwest Communications
International Inc.	7.875%	9/1/11	150	149
Qwest Communications
International Inc.	8.875%	3/15/12	125	125
Qwest Communications
International Inc.	7.500%	10/1/14	200	190
Qwest Communications
International Inc.	6.500%	6/1/17	100	88
R.R. Donnelley & Sons Co.	5.625%	1/15/12	50	48
R.R. Donnelley & Sons Co.	4.950%	4/1/14	25	22
R.R. Donnelley & Sons Co.	5.500%	5/15/15	50	43
Reed Elsevier Capital	4.625%	6/15/12	25	24
Reed Elsevier Capital	7.750%	1/15/14	100	107
Reed Elsevier Capital	8.625%	1/15/19	125	142
Rogers Communications Inc.	6.375%	3/1/14	450	482
Rogers Communications Inc.	5.500%	3/15/14	150	155
Rogers Communications Inc.	6.800%	8/15/18	425	455
Tele-Communications, Inc.	7.875%	8/1/13	50	55
Telecom Italia Capital	7.175%	6/18/19	100	102
Telecom Italia Capital S.A.	4.875%	10/1/10	100	101
Telecom Italia Capital S.A.	6.200%	7/18/11	100	104
Telecom Italia Capital S.A.	5.250%	11/15/13	270	266
Telecom Italia Capital S.A.	6.175%	6/18/14	100	101
Telecom Italia Capital S.A.	4.950%	9/30/14	150	145
Telecom Italia Capital S.A.	5.250%	10/1/15	275	266
Telecom Italia Capital S.A.	6.375%	11/15/33	85	76
Telecom Italia Capital S.A.	6.000%	9/30/34	25	21
Telecom Italia Capital S.A.	7.200%	7/18/36	100	97
Telecom Italia Capital S.A.	7.721%	6/4/38	25	25
Telefonica Emisiones SAU	5.984%	6/20/11	200	211
Telefonica Emisiones SAU	6.421%	6/20/16	450	481
Telefonica Emisiones SAU	5.877%	7/15/19	100	103
Telefonica Emisiones SAU	7.045%	6/20/36	425	473
Telefonica Europe BV	7.750%	9/15/10	125	132
Telefonica Europe BV	8.250%	9/15/30	200	251
Telefonos de Mexico SA	5.500%	1/27/15	200	199
Telus Corp.	8.000%	6/1/11	125	134
Thomson Reuters Corp.	5.700%	10/1/14	125	126
Thomson Reuters Corp.	5.500%	8/15/35	200	159
Time Warner Cable Inc.	5.400%	7/2/12	150	156
Time Warner Cable Inc.	6.200%	7/1/13	150	158
Time Warner Cable Inc.	7.500%	4/1/14	100	110
Time Warner Cable Inc.	5.850%	5/1/17	500	497
Time Warner Cable Inc.	6.750%	7/1/18	850	883
Time Warner Cable Inc.	8.250%	4/1/19	225	255

	Time Warner Cable Inc.	6.550%	5/1/37	125	119
	Time Warner Cable Inc.	6.750%	6/15/39	275	266
	Time Warner Entertainment	8.375%	3/15/23	175	192
	Time Warner Entertainment	8.375%	7/15/33	100	111
	US Cellular	6.700%	12/15/33	75	73
	US West
	Communications Group	7.500%	6/15/23	100	80
	US West
	Communications Group	6.875%	9/15/33	275	199
	Verizon Communications Inc.	5.250%	4/15/13	125	132
	Verizon Communications Inc.	5.550%	2/15/16	250	257
	Verizon Communications Inc.	5.500%	2/15/18	600	607
	Verizon Communications Inc.	8.750%	11/1/18	100	119
	Verizon Communications Inc.	6.350%	4/1/19	250	261
	Verizon Communications Inc.	5.850%	9/15/35	425	396
	Verizon Communications Inc.	6.400%	2/15/38	125	123
	Verizon Communications Inc.	6.900%	4/15/38	125	130
	Verizon Communications Inc.	8.950%	3/1/39	500	638
	Verizon Communications Inc.	7.350%	4/1/39	325	353
	Verizon Global Funding Corp.	7.250%	12/1/10	300	320
	Verizon Global Funding Corp.	6.875%	6/15/12	900	992
	Verizon Global Funding Corp.	4.375%	6/1/13	25	26
	Verizon Global Funding Corp.	7.750%	12/1/30	300	339
	Verizon New England, Inc.	6.500%	9/15/11	200	214
	Verizon New Jersey, Inc.	5.875%	1/17/12	100	104
	Verizon New York, Inc.	6.875%	4/1/12	75	80
	Verizon Virginia, Inc.	4.625%	3/15/13	100	100
4	Verizon Wireless Capital LLC	3.750%	5/20/11	400	408
4	Verizon Wireless Capital LLC	5.250%	2/1/12	250	262
4	Verizon Wireless Capital LLC	7.375%	11/15/13	450	504
4	Verizon Wireless Capital LLC	5.550%	2/1/14	575	609
4	Verizon Wireless Capital LLC	8.500%	11/15/18	125	151
	Vodafone Group PLC	5.350%	2/27/12	100	105
	Vodafone Group PLC	5.000%	12/16/13	75	78
	Vodafone Group PLC	5.375%	1/30/15	500	520
	Vodafone Group PLC	5.000%	9/15/15	50	51
	Vodafone Group PLC	5.750%	3/15/16	100	103
	Vodafone Group PLC	5.625%	2/27/17	250	255
	Vodafone Group PLC	5.450%	6/10/19	150	148
	Vodafone Group PLC	7.875%	2/15/30	50	58
	Vodafone Group PLC	6.150%	2/27/37	75	74
	Washington Post Co.	7.250%	2/1/19	75	78
	WPP Finance USA Corp.	5.875%	6/15/14	75	70
	WPP Finance USA Corp.	8.000%	9/15/14	50	51

	Consumer Cyclical (1.0%)
	Best Buy Co.	6.750%	7/15/13	275	285
	Costco Wholesale Corp.	5.300%	3/15/12	25	27
	Costco Wholesale Corp.	5.500%	3/15/17	200	214

	CVS Caremark Corp.	5.750%	8/15/11	25	27
	CVS Caremark Corp.	4.875%	9/15/14	75	76
	CVS Caremark Corp.	6.600%	3/15/19	200	213
	CVS Caremark Corp.	6.250%	6/1/27	375	383
2	CVS Caremark Corp.	6.302%	6/1/37	125	93
	Daimler Finanace
	North America LLC	6.500%	11/15/13	300	308
	DaimlerChrysler
	North America Holding Corp.	5.875%	3/15/11	300	304
	DaimlerChrysler
	North America Holding Corp.	5.750%	9/8/11	150	152
	DaimlerChrysler
	North America Holding Corp.	7.300%	1/15/12	625	645
	DaimlerChrysler
	North America Holding Corp.	8.500%	1/18/31	100	105
	Darden Restaurants Inc.	5.625%	10/15/12	75	76
	Darden Restaurants Inc.	6.200%	10/15/17	275	263
	Darden Restaurants Inc.	6.800%	10/15/37	100	85
	Historic TW, Inc.	9.150%	2/1/23	195	209
	Historic TW, Inc.	6.625%	5/15/29	175	156
	Home Depot Inc.	4.625%	8/15/10	100	102
	Home Depot Inc.	5.250%	12/16/13	250	257
	Home Depot Inc.	5.400%	3/1/16	175	173
	Home Depot Inc.	5.875%	12/16/36	225	200
	Johnson Controls, Inc.	5.250%	1/15/11	75	76
	Johnson Controls, Inc.	6.000%	1/15/36	50	35
	Kohl’s Corp.	6.250%	12/15/17	50	51
	Kohl’s Corp.	6.000%	1/15/33	100	89
	Lowe’s Cos., Inc.	5.600%	9/15/12	100	108
	Lowe’s Cos., Inc.	5.000%	10/15/15	150	159
	Lowe’s Cos., Inc.	5.400%	10/15/16	150	158
	Lowe’s Cos., Inc.	6.100%	9/15/17	75	81
	Lowe’s Cos., Inc.	6.875%	2/15/28	25	27
	Lowe’s Cos., Inc.	6.500%	3/15/29	200	209
	Lowe’s Cos., Inc.	5.800%	10/15/36	75	73
	Marriott International	4.625%	6/15/12	100	99
	Marriott International	5.625%	2/15/13	100	98
	Marriott International	6.200%	6/15/16	25	23
	Marriott International	6.375%	6/15/17	50	47
	McDonald’s Corp.	5.300%	3/15/17	125	132
	McDonald’s Corp.	5.800%	10/15/17	175	191
	McDonald’s Corp.	5.350%	3/1/18	100	105
	McDonald’s Corp.	5.000%	2/1/19	100	104
	McDonald’s Corp.	6.300%	10/15/37	50	54

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
McDonald’s Corp.	5.700%	2/1/39	100	100
MDC Holdings Inc.	5.500%	5/15/13	75	73
Nordstrom, Inc.	6.250%	1/15/18	75	74
Nordstrom, Inc.	7.000%	1/15/38	50	45
Paccar Inc.	6.875%	2/15/14	100	111
Staples Inc.	7.750%	4/1/11	50	53
Staples Inc.	9.750%	1/15/14	100	112
Target Corp.	7.500%	8/15/10	75	80
Target Corp.	5.125%	1/15/13	225	239
Target Corp.	4.000%	6/15/13	175	178
Target Corp.	5.375%	5/1/17	225	231
Target Corp.	6.000%	1/15/18	250	266
Target Corp.	7.000%	7/15/31	25	26
Target Corp.	6.350%	11/1/32	150	147
Target Corp.	6.500%	10/15/37	150	150
Target Corp.	7.000%	1/15/38	125	133
The Walt Disney Co.	5.700%	7/15/11	325	350
The Walt Disney Co.	6.375%	3/1/12	100	110
The Walt Disney Co.	5.625%	9/15/16	375	407
The Walt Disney Co.	5.875%	12/15/17	175	194
The Walt Disney Co.	5.500%	3/15/19	25	28
Time Warner, Inc.	6.750%	4/15/11	375	392
Time Warner, Inc.	5.500%	11/15/11	250	258
Time Warner, Inc.	6.875%	5/1/12	50	53
Time Warner, Inc.	5.875%	11/15/16	75	74
Time Warner, Inc.	7.625%	4/15/31	300	291
Time Warner, Inc.	7.700%	5/1/32	225	220
Time Warner, Inc.	6.500%	11/15/36	175	153
TJX Companies, Inc.	6.950%	4/15/19	100	112
Toll Brothers Finance Corp.	5.150%	5/15/15	100	89
Toyota Motor Credit Corp.	4.350%	12/15/10	75	78
Toyota Motor Credit Corp.	5.450%	5/18/11	225	238
VF Corp.	5.950%	11/1/17	75	75
VF Corp.	6.450%	11/1/37	50	47
Viacom Inc.	5.750%	4/30/11	75	77
Viacom Inc.	6.250%	4/30/16	50	49
Viacom Inc.	6.125%	10/5/17	75	73
Viacom Inc.	6.875%	4/30/36	250	231
Wal-Mart Stores, Inc.	4.125%	7/1/10	150	154
Wal-Mart Stores, Inc.	4.750%	8/15/10	75	78
Wal-Mart Stores, Inc.	4.125%	2/15/11	25	26
Wal-Mart Stores, Inc.	4.550%	5/1/13	525	552
Wal-Mart Stores, Inc.	7.250%	6/1/13	100	115
Wal-Mart Stores, Inc.	4.500%	7/1/15	225	228
Wal-Mart Stores, Inc.	5.375%	4/5/17	25	26

Wal-Mart Stores, Inc.	5.800%	2/15/18	250	273
Wal-Mart Stores, Inc.	5.875%	4/5/27	725	751
Wal-Mart Stores, Inc.	7.550%	2/15/30	175	221
Wal-Mart Stores, Inc.	5.250%	9/1/35	150	143
Wal-Mart Stores, Inc.	6.500%	8/15/37	375	418
Wal-Mart Stores, Inc.	6.200%	4/15/38	50	54
Walgreen Co.	4.875%	8/1/13	450	475
Western Union Co.	5.400%	11/17/11	125	130
Western Union Co.	5.930%	10/1/16	125	126
Western Union Co.	6.200%	11/17/36	75	68
Yum! Brands, Inc.	8.875%	4/15/11	125	136
Yum! Brands, Inc.	7.700%	7/1/12	100	107
Yum! Brands, Inc.	6.250%	4/15/16	50	51
Yum! Brands, Inc.	6.250%	3/15/18	50	51
Yum! Brands, Inc.	6.875%	11/15/37	225	226

Consumer Noncyclical (2.5%)
Abbott Laboratories	3.750%	3/15/11	100	103
Abbott Laboratories	5.150%	11/30/12	100	109
Abbott Laboratories	4.350%	3/15/14	500	520
Abbott Laboratories	5.875%	5/15/16	475	515
Abbott Laboratories	5.600%	11/30/17	100	108
Abbott Laboratories	6.150%	11/30/37	150	164
Abbott Laboratories	6.000%	4/1/39	50	53
Allergan Inc.	5.750%	4/1/16	25	25
Altria Group, Inc.	8.500%	11/10/13	500	571
Altria Group, Inc.	9.700%	11/10/18	225	257
Altria Group, Inc.	9.250%	8/6/19	300	337
Altria Group, Inc.	9.950%	11/10/38	150	174
Altria Group, Inc.	10.200%	2/6/39	350	413
AmerisourceBergen Corp.	5.625%	9/15/12	100	103
AmerisourceBergen Corp.	5.875%	9/15/15	150	145
Amgen Inc.	4.850%	11/18/14	100	106
Amgen Inc.	5.850%	6/1/17	150	161
Amgen Inc.	5.700%	2/1/19	225	239
Amgen Inc.	6.375%	6/1/37	125	134
Amgen Inc.	6.400%	2/1/39	175	185
Anheuser-Busch Cos., Inc.	6.000%	4/15/11	250	263
Anheuser-Busch Cos., Inc.	4.375%	1/15/13	125	124
Anheuser-Busch Cos., Inc.	5.500%	1/15/18	75	73
Anheuser-Busch Cos., Inc.	6.800%	8/20/32	150	139
Anheuser-Busch Cos., Inc.	5.750%	4/1/36	50	39
Archer-Daniels-Midland Co.	5.450%	3/15/18	75	79
Archer-Daniels-Midland Co.	7.000%	2/1/31	200	220
Archer-Daniels-Midland Co.	5.935%	10/1/32	100	97
Archer-Daniels-Midland Co.	5.375%	9/15/35	275	259
AstraZeneca PLC	5.400%	9/15/12	425	460
AstraZeneca PLC	5.400%	6/1/14	75	81
AstraZeneca PLC	5.900%	9/15/17	375	401

AstraZeneca PLC	6.450%	9/15/37	450	498
Baxter Finco, BV	4.750%	10/15/10	175	181
Baxter International, Inc.	6.250%	12/1/37	150	163
Becton, Dickinson & Co.	5.000%	5/15/19	50	51
Biogen Idec Inc.	6.000%	3/1/13	225	230
Biogen Idec Inc.	6.875%	3/1/18	325	333
Bottling Group LLC	4.625%	11/15/12	200	213
Bottling Group LLC	5.000%	11/15/13	75	81
Bottling Group LLC	5.500%	4/1/16	250	261
Bristol-Myers Squibb Co.	5.450%	5/1/18	50	53
Bristol-Myers Squibb Co.	7.150%	6/15/23	200	233
Bristol-Myers Squibb Co.	6.800%	11/15/26	100	115
Bristol-Myers Squibb Co.	5.875%	11/15/36	100	106
Bristol-Myers Squibb Co.	6.125%	5/1/38	75	81
Bunge Ltd. Finance Corp.	5.100%	7/15/15	25	23
Bunge Ltd. Finance Corp.	8.500%	6/15/19	75	78
Campbell Soup Co.	6.750%	2/15/11	100	108
Cardinal Health, Inc.	4.000%	6/15/15	50	44
Cardinal Health, Inc.	5.850%	12/15/17	75	71
Cia. Brasil de Bebidas AmBev	10.500%	12/15/11	100	115
Cia. Brasil de Bebidas AmBev	8.750%	9/15/13	100	114
Clorox Co.	4.200%	1/15/10	175	178
Clorox Co.	5.000%	1/15/15	50	52
Coca-Cola Co.	3.625%	3/15/14	100	101
Coca-Cola Co.	5.350%	11/15/17	225	243
Coca-Cola Co.	4.875%	3/15/19	250	258
Coca-Cola Enterprises Inc.	5.000%	8/15/13	450	473
Coca-Cola Enterprises Inc.	4.250%	3/1/15	25	25
Coca-Cola Enterprises Inc.	8.500%	2/1/22	50	65
Coca-Cola Enterprises Inc.	8.000%	9/15/22	200	248
Coca-Cola Enterprises Inc.	7.000%	10/1/26	200	222
Coca-Cola HBC Finance BV	5.125%	9/17/13	100	99
ConAgra Foods, Inc.	7.875%	9/15/10	25	27
Covidien International	5.450%	10/15/12	125	132
Covidien International	6.000%	10/15/17	225	240
Covidien International	6.550%	10/15/37	175	193
Delhaize America Inc.	5.875%	2/1/14	125	128
Diageo Capital PLC	5.200%	1/30/13	50	52
Diageo Capital PLC	7.375%	1/15/14	300	342
Diageo Capital PLC	5.750%	10/23/17	25	26
Diageo Finance BV	5.300%	10/28/15	75	77
Dr. Pepper Snapple Group	6.120%	5/1/13	25	26
Dr. Pepper Snapple Group	6.820%	5/1/18	100	106
Dr. Pepper Snapple Group	7.450%	5/1/38	25	26

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Eli Lilly & Co.	3.550%	3/6/12	175	182
Eli Lilly & Co.	6.000%	3/15/12	25	28
Eli Lilly & Co.	4.200%	3/6/14	150	155
Eli Lilly & Co.	5.200%	3/15/17	150	156
Eli Lilly & Co.	5.500%	3/15/27	150	150
Eli Lilly & Co.	5.950%	11/15/37	150	158
Express Scripts Inc.	6.250%	6/15/14	125	132
Express Scripts Inc.	7.250%	6/15/19	50	56
Express Scripts, Inc.	5.250%	6/15/12	125	129
Fortune Brands Inc.	5.125%	1/15/11	125	126
Fortune Brands Inc.	5.375%	1/15/16	250	231
Fortune Brands Inc.	5.875%	1/15/36	50	38
Genentech Inc.	4.750%	7/15/15	50	52
Genentech Inc.	5.250%	7/15/35	75	71
General Mills, Inc.	6.000%	2/15/12	233	251
General Mills, Inc.	5.650%	9/10/12	100	108
General Mills, Inc.	5.250%	8/15/13	100	105
General Mills, Inc.	5.700%	2/15/17	150	159
GlaxoSmithKline Capital Inc.	4.850%	5/15/13	400	420
GlaxoSmithKline Capital Inc.	4.375%	4/15/14	375	383
GlaxoSmithKline Capital Inc.	5.650%	5/15/18	400	422
GlaxoSmithKline Capital Inc.	6.375%	5/15/38	350	377
Grand Metropolitan
Investment Corp.	9.000%	8/15/11	400	449
H.J. Heinz Finance Co.	6.625%	7/15/11	250	266
H.J. Heinz Finance Co.	6.750%	3/15/32	225	227
Hasbro Inc.	6.300%	9/15/17	175	171
Hershey Foods Corp.	5.450%	9/1/16	50	51
Hospira, Inc.	5.900%	6/15/14	75	74
Johnson & Johnson	5.150%	8/15/12	175	193
Johnson & Johnson	3.800%	5/15/13	75	78
Johnson & Johnson	6.950%	9/1/29	25	30
Johnson & Johnson	4.950%	5/15/33	150	142
Johnson & Johnson	5.950%	8/15/37	200	215
Johnson & Johnson	5.850%	7/15/38	75	81
Kellogg Co.	6.600%	4/1/11	220	237
Kellogg Co.	5.125%	12/3/12	375	402
Kellogg Co.	4.250%	3/6/13	100	103
Kimberly-Clark Corp.	4.875%	8/15/15	200	208
Kimberly-Clark Corp.	6.125%	8/1/17	275	302
Kimberly-Clark Corp.	6.250%	7/15/18	50	55
Kraft Foods, Inc.	4.125%	11/12/09	275	278
Kraft Foods, Inc.	5.625%	11/1/11	50	53
Kraft Foods, Inc.	6.250%	6/1/12	100	108
Kraft Foods, Inc.	5.250%	10/1/13	25	26

Kraft Foods, Inc.	6.750%	2/19/14	75	83
Kraft Foods, Inc.	6.500%	8/11/17	475	503
Kraft Foods, Inc.	6.125%	8/23/18	75	78
Kraft Foods, Inc.	6.500%	11/1/31	200	192
Kraft Foods, Inc.	7.000%	8/11/37	400	424
Kraft Foods, Inc.	6.875%	2/1/38	50	53
Kraft Foods, Inc.	6.875%	1/26/39	75	80
Kroger Co.	6.800%	4/1/11	225	240
Kroger Co.	6.750%	4/15/12	350	380
Kroger Co.	6.200%	6/15/12	250	268
Kroger Co.	5.000%	4/15/13	200	205
Kroger Co.	6.150%	1/15/20	75	77
Kroger Co.	8.000%	9/15/29	125	141
Kroger Co.	7.500%	4/1/31	100	114
Kroger Co.	6.900%	4/15/38	75	81
Laboratory Corp. of America	5.625%	12/15/15	75	70
Lorillard Tobacco Co.	8.125%	6/23/19	175	180
McKesson Corp.	7.750%	2/1/12	100	110
McKesson Corp.	5.250%	3/1/13	175	179
Medco Health Solutions	7.125%	3/15/18	250	263
Medtronic Inc.	4.500%	3/15/14	75	79
Medtronic Inc.	4.750%	9/15/15	100	106
Medtronic Inc.	5.600%	3/15/19	25	27
Medtronic Inc.	6.500%	3/15/39	25	28
Merck & Co.	1.875%	6/30/11	150	151
Merck & Co.	4.375%	2/15/13	100	104
Merck & Co.	4.750%	3/1/15	200	213
Merck & Co.	4.000%	6/30/15	100	102
Merck & Co.	5.000%	6/30/19	100	101
Merck & Co.	6.400%	3/1/28	50	52
Merck & Co.	5.950%	12/1/28	75	76
Merck & Co.	5.750%	11/15/36	150	154
Merck & Co.	5.850%	6/30/39	75	76
Molson Coors Capital Finance	4.850%	9/22/10	50	51
Novartis Capital Corp.	4.125%	2/10/14	525	540
Novartis Securities
Investment Ltd.	5.125%	2/10/19	400	407
Pepsi Bottling Group, Inc.	7.000%	3/1/29	275	322
PepsiAmericas Inc.	5.750%	7/31/12	100	107
PepsiAmericas Inc.	5.000%	5/15/17	100	95
PepsiCo, Inc.	4.650%	2/15/13	125	132
PepsiCo, Inc.	3.750%	3/1/14	350	358
PepsiCo, Inc.	5.000%	6/1/18	150	155
PepsiCo, Inc.	7.900%	11/1/18	375	461
Pfizer, Inc.	4.450%	3/15/12	425	447
Pfizer, Inc.	5.350%	3/15/15	700	755
Pfizer, Inc.	6.200%	3/15/19	600	656
Pfizer, Inc.	7.200%	3/15/39	325	385
Pharmacia Corp.	6.600%	12/1/28	75	84

	Philip Morris International Inc	5.650%	5/16/18	325	338
	Philip Morris International Inc.	4.875%	5/16/13	250	262
	Philip Morris International Inc.	6.875%	3/17/14	150	168
	Philip Morris International Inc.	6.375%	5/16/38	200	214
	Philips Electronics NV	4.625%	3/11/13	100	102
	Philips Electronics NV	5.750%	3/11/18	200	202
	Philips Electronics NV	6.875%	3/11/38	175	187
	Procter & Gamble Co.	4.950%	8/15/14	50	54
	Procter & Gamble Co.	3.500%	2/15/15	150	151
	Procter & Gamble Co.	4.700%	2/15/19	100	101
	Procter & Gamble Co.	6.450%	1/15/26	75	82
	Procter & Gamble Co.	5.550%	3/5/37	325	330
2	Procter & Gamble Co. ESOP	9.360%	1/1/21	425	538
	Quest Diagnostic, Inc.	5.450%	11/1/15	200	194
	Quest Diagnostic, Inc.	6.950%	7/1/37	75	76
	Reynolds American, Inc.	6.500%	7/15/10	75	76
	Reynolds American, Inc.	7.250%	6/1/12	225	232
	Reynolds American, Inc.	7.250%	6/1/13	150	153
	Reynolds American, Inc.	6.750%	6/15/17	150	140
	Reynolds American, Inc.	7.250%	6/15/37	125	103
	Safeway, Inc.	6.500%	3/1/11	200	212
	Safeway, Inc.	6.250%	3/15/14	150	161
	Safeway, Inc.	6.350%	8/15/17	100	105
	Safeway, Inc.	7.250%	2/1/31	50	56
	Schering-Plough Corp.	5.550%	12/1/13	250	269
	Schering-Plough Corp.	6.000%	9/15/17	150	160
	Schering-Plough Corp.	6.750%	12/1/33	175	192
	Schering-Plough Corp.	6.550%	9/15/37	25	27
	Sysco Corp.	4.200%	2/12/13	25	26
	Sysco Corp.	5.250%	2/12/18	100	103
	Sysco Corp.	5.375%	9/21/35	100	95
	Teva Pharmaceutical
	Finance LLC	6.150%	2/1/36	400	410
	Unilever Capital Corp.	7.125%	11/1/10	350	374
	Unilever Capital Corp.	3.650%	2/15/14	25	25
	Unilever Capital Corp.	5.900%	11/15/32	50	53
	UST, Inc.	5.750%	3/1/18	75	70
	Whirlpool Corp.	5.500%	3/1/13	325	311
	Wyeth	5.500%	3/15/13	275	293
	Wyeth	5.500%	2/1/14	50	54
	Wyeth	5.500%	2/15/16	200	207
	Wyeth	5.450%	4/1/17	50	52
	Wyeth	6.450%	2/1/24	100	108
	Wyeth	6.500%	2/1/34	100	111

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Wyeth	6.000%	2/15/36	125	130
Wyeth	5.950%	4/1/37	525	549

Energy (1.2%)
Alberta Energy Co. Ltd.	7.375%	11/1/31	125	135
Amerada Hess Corp.	6.650%	8/15/11	100	106
Amerada Hess Corp.	7.875%	10/1/29	350	380
Amerada Hess Corp.	7.125%	3/15/33	100	101
Anadarko Finance Co.	6.750%	5/1/11	25	26
Anadarko Petroleum Corp.	5.750%	6/15/14	25	25
Anadarko Petroleum Corp.	6.450%	9/15/36	450	406
Anadarko Petroleum Corp.	7.950%	6/15/39	25	26
Apache Corp.	6.000%	9/15/13	175	190
Apache Corp.	5.625%	1/15/17	100	105
Apache Corp.	6.900%	9/15/18	150	172
Apache Corp.	6.000%	1/15/37	150	158
Baker Hughes, Inc.	6.875%	1/15/29	100	105
BP Capital Markets PLC	3.125%	3/10/12	350	358
BP Capital Markets PLC	5.250%	11/7/13	350	376
BP Capital Markets PLC	3.625%	5/8/14	50	50
BP Capital Markets PLC	3.875%	3/10/15	200	204
BP Capital Markets PLC	4.750%	3/10/19	200	201
Burlington Resources, Inc.	6.680%	2/15/11	50	53
Burlington Resources, Inc.	6.500%	12/1/11	100	110
Burlington Resources, Inc.	7.400%	12/1/31	175	190
Cameron International Corp.	6.375%	7/15/18	100	92
Cameron International Corp.	7.000%	7/15/38	100	90
Canadian Natural Resources	5.450%	10/1/12	50	52
Canadian Natural Resources	5.150%	2/1/13	25	25
Canadian Natural Resources	4.900%	12/1/14	150	151
Canadian Natural Resources	6.000%	8/15/16	125	127
Canadian Natural Resources	5.700%	5/15/17	225	227
Canadian Natural Resources	7.200%	1/15/32	225	246
Canadian Natural Resources	6.450%	6/30/33	125	125
Canadian Natural Resources	6.500%	2/15/37	125	126
Canadian Natural Resources	6.250%	3/15/38	150	150
Canadian Natural Resources	6.750%	2/1/39	25	26
Chevron Corp.	3.450%	3/3/12	200	206
Chevron Corp.	3.950%	3/3/14	225	232
Chevron Corp.	4.950%	3/3/19	275	285
Conoco Funding Co.	6.350%	10/15/11	375	408
Conoco Funding Co.	7.250%	10/15/31	75	82
ConocoPhillips	4.750%	2/1/14	125	130
ConocoPhillips	5.750%	2/1/19	500	525
ConocoPhillips	6.000%	1/15/20	50	54

ConocoPhillips	6.500%	2/1/39	275	291
ConocoPhillips Canada
Funding Co I	5.300%	4/15/12	150	160
ConocoPhillips Canada
Funding Co I	5.625%	10/15/16	250	265
ConocoPhillips Canada
Funding Co I	5.950%	10/15/36	150	152
Devon Energy Corp.	5.625%	1/15/14	100	106
Devon Energy Corp.	7.950%	4/15/32	100	118
Devon Financing Corp.	6.875%	9/30/11	200	218
Devon Financing Corp.	7.875%	9/30/31	250	295
Diamond Offshore Drilling	4.875%	7/1/15	25	24
Diamond Offshore Drilling	5.875%	5/1/19	75	76
Encana Corp.	4.750%	10/15/13	25	25
Encana Corp.	5.900%	12/1/17	225	230
Encana Corp.	6.500%	8/15/34	325	330
Encana Holdings Finance Corp.	5.800%	5/1/14	100	106
EOG Resources Inc.	5.875%	9/15/17	225	239
Halliburton Co.	5.500%	10/15/10	150	157
Halliburton Co.	6.150%	9/15/19	200	217
Halliburton Co.	7.450%	9/15/39	325	379
Husky Energy Inc.	5.900%	6/15/14	300	313
Husky Energy Inc.	6.150%	6/15/19	100	99
Husky Energy Inc.	6.800%	9/15/37	50	51
Kerr McGee Corp.	6.875%	9/15/11	175	184
Kerr McGee Corp.	6.950%	7/1/24	250	233
Kerr McGee Corp.	7.875%	9/15/31	50	50
Marathon Oil Corp.	6.125%	3/15/12	125	132
Marathon Oil Corp.	5.900%	3/15/18	50	50
Nabors Industries Inc.	6.150%	2/15/18	300	286
Nexen, Inc.	5.050%	11/20/13	50	49
Nexen, Inc.	5.650%	5/15/17	100	96
Nexen, Inc.	7.875%	3/15/32	50	52
Nexen, Inc.	6.400%	5/15/37	300	275
Noble Energy, Inc.	8.250%	3/1/19	200	228
Norsk Hydro	7.250%	9/23/27	400	466
Occidental Petroleum	6.750%	1/15/12	250	274
Ocean Energy, Inc.	7.250%	10/1/11	75	82
Petro-Canada	6.050%	5/15/18	425	425
Petro-Canada	7.875%	6/15/26	25	27
Petro-Canada	7.000%	11/15/28	100	99
Petro-Canada	5.350%	7/15/33	150	121
Petro-Canada	5.950%	5/15/35	125	109
Petro-Canada	6.800%	5/15/38	125	120
Questar Market Resources	6.050%	9/1/16	100	91
Shell International Finance BV	5.625%	6/27/11	225	242
Shell International Finance BV	4.000%	3/21/14	300	308
Shell International Finance BV	6.375%	12/15/38	325	353
Statoilhydro ASA	3.875%	4/15/14	25	25

Statoilhydro ASA	5.250%	4/15/19	25	26
Suncor Energy, Inc.	6.100%	6/1/18	75	75
Suncor Energy, Inc.	5.950%	12/1/34	75	66
Suncor Energy, Inc.	6.500%	6/15/38	275	261
Sunoco, Inc.	4.875%	10/15/14	50	47
Sunoco, Inc.	5.750%	1/15/17	50	47
Talisman Energy, Inc.	5.125%	5/15/15	50	46
Talisman Energy, Inc.	7.750%	6/1/19	50	55
Talisman Energy, Inc.	5.850%	2/1/37	150	127
Tosco Corp.	8.125%	2/15/30	100	114
Transocean Inc.	6.000%	3/15/18	75	77
Transocean Inc.	7.500%	4/15/31	175	193
Transocean Inc.	6.800%	3/15/38	150	158
Valero Energy Corp.	6.875%	4/15/12	300	317
Valero Energy Corp.	9.375%	3/15/19	200	228
Valero Energy Corp.	7.500%	4/15/32	225	215
Valero Energy Corp.	6.625%	6/15/37	175	147
Weatherford International Inc.	5.150%	3/15/13	25	25
Weatherford International Inc.	6.350%	6/15/17	150	149
Weatherford International Inc.	6.000%	3/15/18	50	49
Weatherford International Inc.	6.500%	8/1/36	275	247
Weatherford International Inc.	6.800%	6/15/37	25	23
Weatherford International Inc.	7.000%	3/15/38	50	48
XTO Energy, Inc.	5.900%	8/1/12	50	53
XTO Energy, Inc.	6.250%	4/15/13	175	187
XTO Energy, Inc.	5.750%	12/15/13	250	264
XTO Energy, Inc.	5.000%	1/31/15	50	51
XTO Energy, Inc.	5.300%	6/30/15	25	26
XTO Energy, Inc.	6.250%	8/1/17	375	398
XTO Energy, Inc.	6.500%	12/15/18	200	215
XTO Energy, Inc.	6.750%	8/1/37	275	287

Other Industrial (0.0%)
Cintas Corp.	6.125%	12/1/17	75	69

Technology (0.7%)
Agilent Technologies Inc.	6.500%	11/1/17	225	194
Analog Devices Inc.	5.000%	7/1/14	100	100
BMC Software Inc.	7.250%	6/1/18	50	51
Cisco Systems Inc.	5.250%	2/22/11	700	741
Cisco Systems Inc.	5.500%	2/22/16	200	212
Cisco Systems Inc.	4.950%	2/15/19	225	225
Cisco Systems Inc.	5.900%	2/15/39	200	197
Computer Sciences Corp.	6.500%	3/15/18	50	51

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Corning Inc.	6.625%	5/15/19	25	25
Dell Inc.	3.375%	6/15/12	25	25
Dell Inc.	4.700%	4/15/13	150	155
Dell Inc.	5.650%	4/15/18	75	76
Dell Inc.	5.875%	6/15/19	75	77
Dell Inc.	6.500%	4/15/38	100	96
Dun & Bradstreet Corp.	6.000%	4/1/13	150	152
Electronic Data Systems	6.000%	8/1/13	75	81
Equifax Inc.	6.300%	7/1/17	25	25
Equifax Inc.	7.000%	7/1/37	50	48
Fiserv, Inc.	6.125%	11/20/12	275	286
Fiserv, Inc.	6.800%	11/20/17	150	151
Harris Corp.	5.000%	10/1/15	125	123
Hewlett-Packard Co.	2.250%	5/27/11	50	50
Hewlett-Packard Co.	4.250%	2/24/12	100	104
Hewlett-Packard Co.	6.500%	7/1/12	200	222
Hewlett-Packard Co.	4.500%	3/1/13	100	104
Hewlett-Packard Co.	6.125%	3/1/14	550	606
Hewlett-Packard Co.	4.750%	6/2/14	350	366
Hewlett-Packard Co.	5.500%	3/1/18	75	78
IBM International
Group Capital	5.050%	10/22/12	275	296
International Business
Machines Corp.	5.700%	9/14/17	850	903
International Business
Machines Corp.	6.220%	8/1/27	75	79
International Business
Machines Corp.	6.500%	1/15/28	75	81
International Business
Machines Corp.	5.875%	11/29/32	325	329
International Business
Machines Corp.	8.000%	10/15/38	125	162
International Business
Machines Corp.	7.125%	12/1/96	250	264
International Game Technology	7.500%	6/15/19	50	50
Intuit Inc.	5.400%	3/15/12	50	51
Lexmark International Inc.	5.900%	6/1/13	50	48
Lexmark International Inc.	6.650%	6/1/18	150	131
Microsoft Corp.	2.950%	6/1/14	500	497
Microsoft Corp.	4.200%	6/1/19	25	25
Microsoft Corp.	5.200%	6/1/39	25	24
Motorola, Inc.	7.625%	11/15/10	19	19
Motorola, Inc.	8.000%	11/1/11	25	25
Motorola, Inc.	5.375%	11/15/12	50	47
Motorola, Inc.	6.000%	11/15/17	50	42

	Motorola, Inc.	7.500%	5/15/25	50	39
	Motorola, Inc.	6.500%	9/1/25	50	37
	Motorola, Inc.	6.500%	11/15/28	50	36
	Motorola, Inc.	6.625%	11/15/37	50	35
	Nokia Corp.	5.375%	5/15/19	100	100
	Nokia Corp.	6.625%	5/15/39	50	52
	Oracle Corp.	5.000%	1/15/11	100	105
	Oracle Corp.	4.950%	4/15/13	150	158
	Oracle Corp.	3.750%	7/8/14	225	225
	Oracle Corp.	5.250%	1/15/16	275	285
	Oracle Corp.	5.750%	4/15/18	300	317
	Oracle Corp.	5.000%	7/8/19	325	324
	Oracle Corp.	6.500%	4/15/38	200	213
	Oracle Corp.	6.125%	7/8/39	250	248
	Pitney Bowes, Inc.	4.625%	10/1/12	100	103
	Pitney Bowes, Inc.	3.875%	6/15/13	100	101
	Pitney Bowes, Inc.	4.875%	8/15/14	100	107
	Pitney Bowes, Inc.	4.750%	1/15/16	375	377
	Science Applications
	International Corp.	6.250%	7/1/12	25	26
	Science Applications
	International Corp.	5.500%	7/1/33	25	21
	Xerox Capital Trust I	8.000%	2/1/27	75	57
	Xerox Corp.	7.125%	6/15/10	200	207
	Xerox Corp.	6.875%	8/15/11	50	52
	Xerox Corp.	7.625%	6/15/13	300	303
	Xerox Corp.	8.250%	5/15/14	150	156
	Xerox Corp.	6.400%	3/15/16	100	92
	Xerox Corp.	6.750%	2/1/17	100	92

	Transportation (0.4%)
2	American Airlines, Inc.	10.375%	7/2/19	75	76
	Burlington Northern
	Santa Fe Corp.	6.750%	7/15/11	190	205
	Burlington Northern
	Santa Fe Corp.	5.900%	7/1/12	225	240
	Burlington Northern
	Santa Fe Corp.	5.650%	5/1/17	100	102
	Burlington Northern
	Santa Fe Corp.	6.200%	8/15/36	125	127
	Canadian National Railway Co.	6.375%	10/15/11	100	109
	Canadian National Railway Co.	5.800%	6/1/16	100	104
	Canadian National Railway Co.	6.800%	7/15/18	250	280
	Canadian National Railway Co.	6.200%	6/1/36	75	79
	Canadian Pacific Railway Co.	5.950%	5/15/37	150	118
	CNF, Inc.	6.700%	5/1/34	100	64
	Continental Airlines, Inc.	6.563%	2/15/12	200	181
2	Continental Airlines, Inc.	6.648%	9/15/17	180	151
	CSX Corp.	6.300%	3/15/12	150	157

	CSX Corp.	6.250%	4/1/15	50	52
	CSX Corp.	5.600%	5/1/17	175	171
	CSX Corp.	6.000%	10/1/36	50	44
	CSX Corp.	7.450%	4/1/38	50	54
	Delta Air Lines, Inc.	7.111%	9/18/11	100	94
2	Delta Air Lines, Inc.	6.821%	8/10/22	113	96
	Norfolk Southern Corp.	6.750%	2/15/11	75	79
	Norfolk Southern Corp.	7.700%	5/15/17	450	507
	Norfolk Southern Corp.	5.750%	4/1/18	75	77
	Norfolk Southern Corp.	7.800%	5/15/27	200	217
	Norfolk Southern Corp.	7.900%	5/15/97	50	51
	Ryder System Inc.	5.950%	5/2/11	75	75
	Ryder System Inc.	5.850%	3/1/14	75	72
	Ryder System Inc.	7.200%	9/1/15	100	96
	Ryder System Inc.	5.850%	11/1/16	25	22
	Southwest Airlines Co.	6.500%	3/1/12	250	259
	Southwest Airlines Co.	5.750%	12/15/16	75	69
2	Southwest Airlines Co. 2007-1
	Pass Through Trust	6.150%	8/1/22	48	45
	Union Pacific Corp.	6.125%	1/15/12	25	26
	Union Pacific Corp.	6.500%	4/15/12	150	160
	Union Pacific Corp.	5.450%	1/31/13	225	232
	Union Pacific Corp.	5.375%	5/1/14	150	154
	Union Pacific Corp.	5.750%	11/15/17	275	278
	Union Pacific Corp.	5.700%	8/15/18	75	75
	Union Pacific Corp.	7.125%	2/1/28	150	156
	United Parcel Service
	of America	3.875%	4/1/14	200	206
	United Parcel Service
	of America	5.500%	1/15/18	75	80
	United Parcel Service
	of America	5.125%	4/1/19	100	105
	United Parcel Service
	of America	6.200%	1/15/38	100	108
					154,194
Utilities (2.0%)
	Electric (1.5%)
	AEP Texas Central Co.	6.650%	2/15/33	200	197
	Alabama Power Co.	5.500%	10/15/17	225	238
	Alabama Power Co.	6.000%	3/1/39	125	132
	American Water Capital Corp.	6.085%	10/15/17	200	193
	American Water Capital Corp.	6.593%	10/15/37	150	132
	Arizona Public Service Co.	5.800%	6/30/14	75	75
	Baltimore Gas & Electric Co.	5.900%	10/1/16	100	100

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Carolina Power & Light Co.	5.125%	9/15/13	325	346
	Carolina Power & Light Co.	5.300%	1/15/19	100	104
	CenterPoint Energy Houston	5.700%	3/15/13	300	302
	CenterPoint Energy Houston	6.950%	3/15/33	50	51
	Cincinnati Gas & Electric Co.	5.700%	9/15/12	75	75
	Commonwealth Edison Co.	6.150%	3/15/12	75	79
	Commonwealth Edison Co.	5.950%	8/15/16	175	181
	Commonwealth Edison Co.	6.150%	9/15/17	325	338
	Commonwealth Edison Co.	5.800%	3/15/18	75	76
	Commonwealth Edison Co.	6.450%	1/15/38	175	184
	Connecticut Light & Power Co.	6.350%	6/1/36	175	188
	Consolidated Edison Co.
	of New York	4.875%	2/1/13	75	78
	Consolidated Edison Co.
	of New York	5.500%	9/15/16	100	105
	Consolidated Edison Co.
	of New York	6.650%	4/1/19	200	222
	Consolidated Edison Co.
	of New York	5.300%	3/1/35	100	91
	Consolidated Edison Co.
	of New York	6.200%	6/15/36	75	80
	Consolidated Edison Co.
	of New York	6.300%	8/15/37	275	291
	Constellation Energy
	Group, Inc.	7.000%	4/1/12	50	52
	Constellation Energy
	Group, Inc.	4.550%	6/15/15	475	413
	Constellation Energy
	Group, Inc.	7.600%	4/1/32	25	23
	Consumers Energy Co.	5.375%	4/15/13	225	228
	Consumers Energy Co.	5.500%	8/15/16	100	101
	Detroit Edison Co.	6.125%	10/1/10	75	78
	Dominion Resources, Inc.	5.150%	7/15/15	600	616
	Dominion Resources, Inc.	6.000%	11/30/17	250	259
	Dominion Resources, Inc.	6.300%	3/15/33	100	100
	Dominion Resources, Inc.	5.950%	6/15/35	225	220
2	Dominion Resources, Inc.	6.300%	9/30/66	75	50
	DTE Energy Co.	7.050%	6/1/11	100	105
	Duke Energy Carolinas LLC	6.100%	6/1/37	125	130
	Duke Energy Carolinas LLC	6.050%	4/15/38	25	27
	Duke Energy Corp.	6.250%	1/15/12	300	323
	Duke Energy Corp.	6.000%	12/1/28	100	102
	Duke Energy Indiana Inc.	6.350%	8/15/38	225	246
	El Paso Electric Co.	6.000%	5/15/35	50	38
	Empresa Nacional de

	Electricidad S.A.	8.350%	8/1/13	100	112
	Energy East Corp.	6.750%	6/15/12	150	163
	Energy East Corp.	6.750%	7/15/36	75	76
	Entergy Gulf States, Inc.	6.000%	5/1/18	200	200
	Entergy Louisiana LLC	6.500%	9/1/18	50	51
	Exelon Corp.	4.900%	6/15/15	200	188
	FirstEnergy Corp.	6.450%	11/15/11	175	183
	FirstEnergy Corp.	7.375%	11/15/31	200	191
	Florida Power & Light Co.	5.550%	11/1/17	25	27
	Florida Power & Light Co.	5.625%	4/1/34	25	26
	Florida Power & Light Co.	5.400%	9/1/35	75	74
	Florida Power & Light Co.	6.200%	6/1/36	50	54
	Florida Power & Light Co.	5.650%	2/1/37	100	103
	Florida Power & Light Co.	5.850%	5/1/37	25	26
	Florida Power & Light Co.	5.950%	2/1/38	75	80
	Florida Power & Light Co.	5.960%	4/1/39	250	265
	Florida Power Corp.	5.650%	6/15/18	75	80
	Florida Power Corp.	6.350%	9/15/37	225	251
	FPL Group Capital, Inc.	5.625%	9/1/11	50	54
	FPL Group Capital, Inc.	5.350%	6/15/13	125	132
2	FPL Group Capital, Inc.	6.350%	10/1/66	75	60
2	FPL Group Capital, Inc.	6.650%	6/15/67	75	60
	Illinois Power Co.	6.125%	11/15/17	25	24
	Illinois Power Co.	6.250%	4/1/18	125	118
	Indiana Michigan Power Co.	6.050%	3/15/37	200	189
2	Integrys Energy Group	6.110%	12/1/66	150	97
	Jersey Central Power & Light	5.625%	5/1/16	125	124
	Jersey Central Power & Light	5.650%	6/1/17	475	473
	Kansas City Power & Light	6.050%	11/15/35	50	44
	MidAmerican Energy Co.	5.650%	7/15/12	200	216
	MidAmerican Energy Co.	5.125%	1/15/13	150	156
	MidAmerican Energy Co.	5.950%	7/15/17	75	80
	MidAmerican Energy Co.	5.300%	3/15/18	50	52
	MidAmerican Energy Co.	6.750%	12/30/31	125	142
	MidAmerican Energy Co.	5.750%	11/1/35	250	240
	MidAmerican Energy
	Holdings Co.	5.750%	4/1/18	125	130
	MidAmerican Energy
	Holdings Co.	6.125%	4/1/36	550	547
	MidAmerican Energy
	Holdings Co.	5.950%	5/15/37	125	123
	MidAmerican Energy
	Holdings Co.	6.500%	9/15/37	50	52
	National Rural Utilities
	Cooperative Finance Corp.	5.500%	7/1/13	100	105
	National Rural Utilities
	Cooperative Finance Corp.	4.750%	3/1/14	175	175
	National Rural Utilities
	Cooperative Finance Corp.	5.450%	4/10/17	250	256

National Rural Utilities
Cooperative Finance Corp.	5.450%	2/1/18	200	202
National Rural Utilities
Cooperative Finance Corp.	8.000%	3/1/32	175	196
Nevada Power Co.	7.125%	3/15/19	225	242
NiSource Finance Corp.	5.250%	9/15/17	150	129
Northern States Power Co.	5.250%	3/1/18	150	157
Northern States Power Co.	6.250%	6/1/36	50	54
Northern States Power Co.	6.200%	7/1/37	50	55
NStar Electric Co.	4.875%	4/15/14	50	52
NStar Electric Co.	5.625%	11/15/17	150	161
Ohio Edison	6.400%	7/15/16	175	179
Ohio Power Co.	5.750%	9/1/13	200	204
Ohio Power Co.	6.000%	6/1/16	75	76
Oncor Electric Delivery Co.	6.375%	5/1/12	250	264
Oncor Electric Delivery Co.	6.375%	1/15/15	125	130
Oncor Electric Delivery Co.	7.250%	1/15/33	125	135
Pacific Gas & Electric Co.	4.200%	3/1/11	50	52
Pacific Gas & Electric Co.	4.800%	3/1/14	375	394
Pacific Gas & Electric Co.	5.625%	11/30/17	150	159
Pacific Gas & Electric Co.	8.250%	10/15/18	200	247
Pacific Gas & Electric Co.	6.050%	3/1/34	450	471
PacifiCorp	7.700%	11/15/31	100	123
PacifiCorp	5.250%	6/15/35	100	94
PECO Energy Co.	5.350%	3/1/18	50	51
Pennsylvania Electric Co.	6.050%	9/1/17	75	74
Pepco Holdings, Inc.	6.450%	8/15/12	225	234
Pepco Holdings, Inc.	7.450%	8/15/32	50	47
Potomac Electric Power	6.500%	11/15/37	100	102
PPL Electric Utilities Corp.	6.250%	5/15/39	275	292
PPL Energy Supply LLC	6.400%	11/1/11	50	52
PPL Energy Supply LLC	6.300%	7/15/13	75	79
PPL Energy Supply LLC	6.200%	5/15/16	23	23
PPL Energy Supply LLC	6.500%	5/1/18	50	51
Progress Energy, Inc.	7.100%	3/1/11	305	325
Progress Energy, Inc.	6.850%	4/15/12	25	27
Progress Energy, Inc.	6.050%	3/15/14	50	53
Progress Energy, Inc.	7.050%	3/15/19	50	56
Progress Energy, Inc.	7.000%	10/30/31	325	357
PSE&G Power LLC	6.950%	6/1/12	450	494
PSE&G Power LLC	5.000%	4/1/14	75	76
PSE&G Power LLC	5.500%	12/1/15	75	74
PSE&G Power LLC	8.625%	4/15/31	100	118
PSI Energy Inc.	5.000%	9/15/13	125	130

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Public Service Co. of Colorado	7.875%	10/1/12	125	145
	Public Service Co. of Colorado	5.125%	6/1/19	150	154
	Public Service Co. of Colorado	6.250%	9/1/37	25	27
	Public Service Co. of Oklahoma	6.625%	11/15/37	200	189
	Public Service Electric & Gas	5.800%	5/1/37	75	77
	Puget Sound Energy Inc.	5.483%	6/1/35	25	20
	Puget Sound Energy Inc.	6.274%	3/15/37	125	111
	SCANA Corp.	6.875%	5/15/11	225	235
	Sierra Pacific Power Co.	6.000%	5/15/16	75	76
	Sierra Pacific Power Co.	6.750%	7/1/37	150	154
	South Carolina
	Electric & Gas Co.	6.500%	11/1/18	100	113
	Southern California Edison Co.	5.000%	1/15/14	200	210
	Southern California Edison Co.	4.650%	4/1/15	100	102
	Southern California Edison Co.	5.000%	1/15/16	25	25
	Southern California Edison Co.	6.650%	4/1/29	75	80
	Southern California Edison Co.	5.750%	4/1/35	75	79
	Southern California Edison Co.	5.350%	7/15/35	100	99
	Southern California Edison Co.	5.950%	2/1/38	125	131
	Southern California Edison Co.	6.050%	3/15/39	50	53
	Southern Co.	4.150%	5/15/14	100	101
	Southern Power Co.	6.250%	7/15/12	100	108
	Southern Power Co.	4.875%	7/15/15	200	193
	Southwestern Electric Power	6.450%	1/15/19	100	101
	Tampa Electric Co.	6.550%	5/15/36	100	94
	Toledo Edison Co.	6.150%	5/15/37	100	95
	TransAlta Corp.	6.650%	5/15/18	50	48
	Union Electric Co.	5.400%	2/1/16	100	96
	Virginia Electric & Power Co.	6.000%	1/15/36	125	132
	Virginia Electric & Power Co.	6.000%	5/15/37	100	102
	Virginia Electric & Power Co.	6.350%	11/30/37	50	53
	Virginia Electric & Power Co.	8.875%	11/15/38	25	33
	Wisconsin Electric Power Co.	5.700%	12/1/36	300	283
2	Wisconsin Energy Corp.	6.250%	5/15/67	425	318
	Wisconsin Power & Light Co.	6.375%	8/15/37	100	92
	Xcel Energy, Inc.	5.613%	4/1/17	78	78
	Xcel Energy, Inc.	6.500%	7/1/36	100	104

	Natural Gas (0.5%)
	AGL Capital Corp.	7.125%	1/14/11	50	52
	Atmos Energy Corp.	4.950%	10/15/14	50	49
	Atmos Energy Corp.	8.500%	3/15/19	75	87
	Boardwalk Pipelines LLC	5.500%	2/1/17	100	92
	CenterPoint Energy Resources	6.150%	5/1/16	75	71
	Consolidated Natural Gas Co.	5.000%	12/1/14	300	309

	El Paso Natural Gas Co.	5.950%	4/15/17	75	72
	Enbridge Energy Partners	6.500%	4/15/18	75	74
	Enbridge Energy Partners	9.875%	3/1/19	125	150
	Enbridge Energy Partners	7.500%	4/15/38	150	151
	Energy Transfer Partners LP	5.650%	8/1/12	100	103
	Energy Transfer Partners LP	8.500%	4/15/14	125	142
	Energy Transfer Partners LP	5.950%	2/1/15	75	75
	Energy Transfer Partners LP	6.125%	2/15/17	50	49
	Energy Transfer Partners LP	9.000%	4/15/19	250	283
	Energy Transfer Partners LP	6.625%	10/15/36	150	142
6	Enron Corp.	9.125%	4/1/03	500	2
6	Enron Corp.	7.125%	5/15/07	150	1
6	Enron Corp.	6.875%	10/15/07	500	2
	Enterprise Products
	Operating LP	4.950%	6/1/10	100	101
	Enterprise Products
	Operating LP	4.600%	8/1/12	125	125
	Enterprise Products
	Operating LP	5.650%	4/1/13	250	256
	Enterprise Products
	Operating LP	5.600%	10/15/14	100	102
	Enterprise Products
	Operating LP	6.300%	9/15/17	150	151
	Enterprise Products
	Operating LP	6.500%	1/31/19	50	51
	Enterprise Products
	Operating LP	6.875%	3/1/33	50	52
	EQT Corp.	6.500%	4/1/18	350	346
6	HNG Internorth	9.625%	3/15/06	500	2
	KeySpan Corp.	8.000%	11/15/30	75	80
	Kinder Morgan
	Energy Partners LP	7.125%	3/15/12	50	54
	Kinder Morgan
	Energy Partners LP	5.850%	9/15/12	125	131
	Kinder Morgan
	Energy Partners LP	5.000%	12/15/13	50	50
	Kinder Morgan
	Energy Partners LP	5.625%	2/15/15	325	332
	Kinder Morgan
	Energy Partners LP	5.950%	2/15/18	50	49
	Kinder Morgan
	Energy Partners LP	6.850%	2/15/20	125	128
	Kinder Morgan
	Energy Partners LP	7.300%	8/15/33	250	241
	Kinder Morgan
	Energy Partners LP	5.800%	3/15/35	50	42
	Kinder Morgan
	Energy Partners LP	6.950%	1/15/38	75	73
	Magellan Midstream

	Partners, LP	5.650%	10/15/16	75	74
	National Grid PLC	6.300%	8/1/16	325	337
	NuStar Energy LP	7.650%	4/15/18	125	121
	ONEOK Inc.	5.200%	6/15/15	75	71
	ONEOK Inc.	6.000%	6/15/35	75	62
	ONEOK Partners, LP	5.900%	4/1/12	100	106
	ONEOK Partners, LP	6.150%	10/1/16	150	149
	ONEOK Partners, LP	8.625%	3/1/19	125	139
	ONEOK Partners, LP	6.650%	10/1/36	325	303
	ONEOK Partners, LP	6.850%	10/15/37	150	143
	Panhandle Eastern Pipeline	6.200%	11/1/17	250	242
	Plains All American Pipeline LP	6.500%	5/1/18	25	25
	Plains All American Pipeline LP	8.750%	5/1/19	75	85
	San Diego Gas & Electric	5.350%	5/15/35	25	25
	San Diego Gas & Electric	6.000%	6/1/39	25	27
4	Southern Natural Gas	5.900%	4/1/17	300	282
	Spectra Energy Capital LLC	5.500%	3/1/14	125	126
	Spectra Energy Capital LLC	6.200%	4/15/18	50	49
	Spectra Energy Capital LLC	6.750%	2/15/32	50	47
	Teppco Partners, LP	5.900%	4/15/13	50	50
	Teppco Partners, LP	6.650%	4/15/18	50	50
	Teppco Partners, LP	7.550%	4/15/38	75	77
	Texas Gas Transmission	4.600%	6/1/15	100	91
	TransCanada PipeLines Ltd.	6.500%	8/15/18	150	162
	TransCanada PipeLines Ltd.	5.600%	3/31/34	150	145
	TransCanada PipeLines Ltd.	5.850%	3/15/36	300	287
	TransCanada PipeLines Ltd.	6.200%	10/15/37	25	26
2	TransCanada PipeLines Ltd.	6.350%	5/15/67	275	194
	Williams Cos., Inc.	7.125%	9/1/11	125	128
	Williams Cos., Inc.	7.625%	7/15/19	250	247
	Williams Cos., Inc.	7.500%	1/15/31	250	223
	Williams Cos., Inc.	7.750%	6/15/31	75	67
					31,802
Total Corporate Bonds (Cost $386,825)					376,225
Sovereign Bonds (U.S. Dollar-Denominated) (3.2%)
	African Development Bank	3.000%	5/27/14	100	98
	Asian Development Bank	2.125%	3/15/12	150	151
	Asian Development Bank	4.500%	9/4/12	125	131
	Asian Development Bank	3.625%	9/5/13	350	360
	Asian Development Bank	2.750%	5/21/14	375	368
	Asian Development Bank	5.593%	7/16/18	275	300
	China Development Bank Corp.	4.750%	10/8/14	100	103

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	China Development Bank Corp.	5.000%	10/15/15	100	103
	Corp. Andina de Fomento	5.200%	5/21/13	125	126
	Corp. Andina de Fomento	5.750%	1/12/17	175	166
	Corp. Andina de Fomento	8.125%	6/4/19	150	161
	Development Bank of Japan	4.250%	6/9/15	50	51
	Eksportfinans	5.500%	5/25/16	350	353
	Eksportfinans	5.500%	6/26/17	125	124
	European Investment Bank	4.625%	9/15/10	50	52
	European Investment Bank	3.250%	2/15/11	825	847
	European Investment Bank	2.625%	5/16/11	100	102
	European Investment Bank	5.250%	6/15/11	650	695
	European Investment Bank	3.125%	7/15/11	375	388
	European Investment Bank	2.625%	11/15/11	200	205
	European Investment Bank	2.000%	2/10/12	1,325	1,324
	European Investment Bank	4.625%	3/21/12	250	268
	European Investment Bank	2.875%	3/15/13	225	224
	European Investment Bank	3.250%	5/15/13	300	302
	European Investment Bank	4.250%	7/15/13	1,175	1,229
	European Investment Bank	2.375%	3/14/14	150	145
	European Investment Bank	4.625%	5/15/14	175	186
	European Investment Bank	3.125%	6/4/14	550	546
	European Investment Bank	4.875%	2/16/16	425	448
	European Investment Bank	5.125%	9/13/16	450	482
	European Investment Bank	4.875%	1/17/17	150	157
	European Investment Bank	5.125%	5/30/17	675	722
	Export Development Canada	2.625%	11/15/11	150	153
	Export Development Canada	2.375%	3/19/12	150	151
	Export Development Canada	3.125%	4/24/14	150	149
	Export-Import Bank of Korea	5.500%	10/17/12	325	333
	Export-Import Bank of Korea	8.125%	1/21/14	300	327
	Federation of Malaysia	7.500%	7/15/11	75	82
	Federative Republic of Brazil	9.250%	10/22/10	100	109
	Federative Republic of Brazil	11.000%	1/11/12	100	119
	Federative Republic of Brazil	7.875%	3/7/15	175	195
	Federative Republic of Brazil	6.000%	1/17/17	400	411
2	Federative Republic of Brazil	8.000%	1/15/18	600	667
	Federative Republic of Brazil	5.875%	1/15/19	700	708
	Federative Republic of Brazil	8.875%	10/14/19	300	363
	Federative Republic of Brazil	8.875%	4/15/24	125	154
	Federative Republic of Brazil	8.750%	2/4/25	300	366
	Federative Republic of Brazil	10.125%	5/15/27	325	442
	Federative Republic of Brazil	8.250%	1/20/34	400	476
	Federative Republic of Brazil	7.125%	1/20/37	225	244
	Federative Republic of Brazil	11.000%	8/17/40	700	899
	Hydro Quebec	6.300%	5/11/11	75	79

Hydro Quebec	8.000%	2/1/13	500	564
Hydro Quebec	8.400%	1/15/22	275	337
Hydro Quebec	8.050%	7/7/24	200	239
Inter-American
Development Bank	8.500%	3/15/11	130	141
Inter-American
Development Bank	1.500%	6/23/11	50	50
Inter-American
Development Bank	3.000%	4/22/14	200	196
Inter-American
Development Bank	4.250%	9/10/18	1,050	1,032
Inter-American
Development Bank	7.000%	6/15/25	100	115
International Bank for
Reconstruction & Development	3.125%	11/15/11	200	206
International Bank for
Reconstruction & Development	2.000%	4/2/12	1,150	1,142
International Finance Corp.	3.000%	4/22/14	175	174
Japan Bank International	4.750%	5/25/11	175	180
Japan Bank International	4.250%	6/18/13	625	641
Japan Finance Corp.	4.625%	4/21/15	100	103
Japan Finance Organization
for Munis.	5.875%	3/14/11	100	107
Japan Finance Organization
for Munis.	5.000%	5/16/17	100	103
Korea Development Bank	4.625%	9/16/10	100	101
Korea Development Bank	5.300%	1/17/13	125	123
Korea Development Bank	5.750%	9/10/13	250	253
Korea Development Bank	8.000%	1/23/14	250	271
Korea Electric Power Corp.	7.750%	4/1/13	175	184
Kreditanstalt fur Wiederaufbau	3.125%	11/15/10	450	462
Kreditanstalt fur Wiederaufbau	3.250%	2/15/11	150	155
Kreditanstalt fur Wiederaufbau	1.875%	3/15/11	75	76
Kreditanstalt fur Wiederaufbau	3.250%	10/14/11	375	389
Kreditanstalt fur Wiederaufbau	2.000%	1/17/12	650	655
Kreditanstalt fur Wiederaufbau	2.250%	4/16/12	250	252
Kreditanstalt fur Wiederaufbau	4.750%	5/15/12	50	54
Kreditanstalt fur Wiederaufbau	3.250%	3/15/13	1,675	1,697
Kreditanstalt fur Wiederaufbau	3.500%	5/16/13	200	204
Kreditanstalt fur Wiederaufbau	4.000%	10/15/13	1,225	1,278
Kreditanstalt fur Wiederaufbau	3.500%	3/10/14	625	638
Kreditanstalt fur Wiederaufbau	5.125%	3/14/16	675	717
Kreditanstalt fur Wiederaufbau	4.875%	6/17/19	250	264
Landeskreditbank
Baden-Wuerttemberg -
Foerderbank	4.250%	9/15/10	75	77
Landwirtschaftliche Rentenbank	5.250%	7/2/12	600	629
Landwirtschaftliche Rentenbank	3.250%	3/15/13	150	149
Landwirtschaftliche Rentenbank	4.875%	11/16/15	100	105

	Mass Transit Railway Corp.	7.500%	11/8/10	100	107
	Nordic Investment Bank	3.875%	6/15/10	250	253
	Oesterreichische Kontrollbank	3.125%	10/14/11	150	154
	Oesterreichische Kontrollbank	1.875%	3/21/12	275	266
	Oesterreichische Kontrollbank	5.000%	4/25/17	600	606
	Pemex Project Funding
	Master Trust	5.750%	3/1/18	600	552
	Pemex Project Funding
	Master Trust	6.625%	6/15/35	475	429
	Pemex Project Funding
	Master Trust	6.625%	6/15/38	150	127
	People’s Republic of China	4.750%	10/29/13	50	53
	Petrobras International
	Finance Co.	6.125%	10/6/16	350	359
	Petrobras International
	Finance Co.	5.875%	3/1/18	25	24
	Petrobras International
	Finance Co.	8.375%	12/10/18	100	114
	Petrobras International
	Finance Co.	7.875%	3/15/19	250	270
4	Petroleos Mexicanos	8.000%	5/3/19	200	214
	Province of Nova Scotia	5.750%	2/27/12	50	53
	Province of Ontario	3.125%	9/8/10	475	485
	Province of Ontario	2.750%	2/22/11	75	75
	Province of Ontario	3.375%	5/20/11	50	51
	Province of Ontario	5.000%	10/18/11	625	659
	Province of Ontario	4.100%	6/16/14	325	331
	Province of Ontario	4.750%	1/19/16	100	100
	Province of Ontario	5.450%	4/27/16	500	519
	Province of Quebec	6.125%	1/22/11	75	79
	Province of Quebec	5.125%	11/14/16	325	331
	Province of Quebec	4.625%	5/14/18	600	591
	Province of Quebec	7.500%	9/15/29	325	389
	Region of Lombardy, Italy	5.804%	10/25/32	200	196
	Republic of Chile	7.125%	1/11/12	150	167
	Republic of Chile	5.500%	1/15/13	175	188
	Republic of Hungary	4.750%	2/3/15	250	235
	Republic of Italy	6.000%	2/22/11	650	675
	Republic of Italy	3.500%	7/15/11	475	483
	Republic of Italy	5.625%	6/15/12	775	832
	Republic of Italy	4.750%	1/25/16	500	498
	Republic of Italy	5.250%	9/20/16	600	604
	Republic of Italy	5.375%	6/15/33	175	163
	Republic of Korea	4.250%	6/1/13	350	344
	Republic of Korea	5.750%	4/16/14	150	154
	Republic of Korea	7.125%	4/16/19	150	161

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Republic of Korea	5.625%	11/3/25	100	85
	Republic of Peru	9.875%	2/6/15	150	182
	Republic of Peru	7.125%	3/30/19	175	186
	Republic of Peru	7.350%	7/21/25	150	159
2	Republic of Peru	6.550%	3/14/37	200	192
	Republic of Poland	6.250%	7/3/12	250	265
	Republic of Poland	5.250%	1/15/14	200	204
	Republic of South Africa	7.375%	4/25/12	500	535
	State of Israel	4.625%	6/15/13	75	78
	State of Israel	5.500%	11/9/16	175	180
	State of Israel	5.125%	3/26/19	550	536
	Swedish Export Credit Corp.	4.000%	6/15/10	150	152
	Swedish Export Credit Corp.	4.500%	9/27/10	75	78
	Swedish Export Credit Corp.	5.125%	3/1/17	350	353
	United Mexican States	8.375%	1/14/11	750	825
	United Mexican States	6.375%	1/16/13	474	510
	United Mexican States	5.875%	1/15/14	250	263
	United Mexican States	6.625%	3/3/15	10	11
	United Mexican States	11.375%	9/15/16	100	135
	United Mexican States	5.625%	1/15/17	350	353
	United Mexican States	8.300%	8/15/31	250	295
	United Mexican States	6.750%	9/27/34	908	911
	United Mexican States	6.050%	1/11/40	100	91
Total Sovereign Bonds (Cost $49,434)					49,877
Taxable Municipal Bonds (0.3%)
	California GO	5.250%	4/1/14	100	98
	California GO	7.500%	4/1/34	600	552
	California GO	5.650%	4/1/39	100	99
	Chicago IL Transit Auth. Rev.	6.899%	12/1/40	125	132
	Connecticut GO	5.850%	3/15/32	200	203
	Illinois (Taxable Pension) GO	4.950%	6/1/23	550	530
	Illinois (Taxable Pension) GO	5.100%	6/1/33	1,100	980
	John Hopkins Univ.	5.250%	7/1/19	200	201
	Kansas Dev. Finance Auth. Rev.
	(Public Employee
	Retirement System)	5.501%	5/1/34	175	161
	New Jersey Econ. Dev. Auth.
	State Pension Rev.	7.425%	2/15/29	225	246
	New Jersey Turnpike Auth. Rev.	4.252%	1/1/16	5	5
	New Jersey Turnpike Auth. Rev.	4.252%	1/1/16	70	69
	New Jersey Turnpike Auth. Rev.	7.414%	1/1/40	300	356
	New York
	Metro. Transp. Auth. Rev.	7.336%	11/15/39	50	59
	Oregon (Taxable Pension) GO	5.762%	6/1/23	50	51
	Oregon (Taxable Pension) GO	5.892%	6/1/27	75	72

Oregon School Board Assn.	4.759%	6/30/28	75	61
Oregon School Board Assn.	5.528%	6/30/28	50	47
Port Auth. of New York
& New Jersey Rev.	6.040%	12/1/29	75	77
San Antonio TX Electric
& Gas Rev.	5.985%	2/1/39	125	130
Stanford Univ.	3.625%	5/1/14	200	202
Stanford Univ.	4.250%	5/1/16	100	100
Tobacco Settlement
Finance Auth. Rev.	7.467%	6/1/47	125	80
Univ. of Texas
Permanent Univ. Fund Rev.	6.276%	8/15/41	25	26
Wisconsin Public Service Rev.	4.800%	5/1/13	75	78
Wisconsin Public Service Rev.	5.700%	5/1/26	75	71
Total Taxable Municipal Bonds (Cost $4,814)				4,686

			Shares
Temporary Cash Investment (3.7%)
Money Market Fund (3.7%)
7 Vanguard Market Liquidity
Fund (Cost $59,338)	0.395%		59,338,000	59,338
Total Investments (102.8%) (Cost $1,602,324)				1,623,962
Other Assets and Liabilities (–2.8%)
Other Assets				33,982
Liabilities				(78,620)
				(44,638)
Net Assets (100%)
Applicable to 139,275,654 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)				1,579,324
Net Asset Value Per Share				$11.34

At June 30, 2009, net assets consisted of:
				Amount
				($000)
Paid-in Capital				1,531,590
Undistributed Net Investment Income				30,675
Accumulated Net Realized Losses				(4,579)
Unrealized Appreciation (Depreciation)				21,638
Net Assets				1,579,324

•	See Note A in Notes to Financial Statements.

1 The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.

2 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.

3 Adjustable-rate security.

4 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2009, the aggregate value of these securities was $6,880,000, representing 0.4% of net assets.

5 Guaranteed by the Federal Deposit Insurance Corporation (FDIC) as part of the Temporary Liquidity Guarantee Program.

6 Non-income-producing security—security in default.

7 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

GO—General Obligation Bond.

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Total Bond Market Index Portfolio

Statement of Operations

Six Months Ended
June 30, 2009
($000)
Investment Income
Income
Interest[1]	35,138
Total Income	35,138
Expenses
The Vanguard Group—Note B
Investment Advisory Services	90
Management and Administrative	1,305
Marketing and Distribution	208
Custodian Fees	21
Shareholders’ Reports and Proxies	31
Trustees’ Fees and Expenses	1
Total Expenses	1,656
Net Investment Income	33,482
Realized Net Gain (Loss) on
Investment Securities Sold	(3,050)
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	1,596
Net Increase (Decrease) in Net Assets
Resulting from Operations	32,028

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2009	2008
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	33,482	67,539
Realized Net Gain (Loss)	(3,050)	1,158
Change in Unrealized Appreciation (Depreciation)	1,596	2,653
Net Increase (Decrease) in Net Assets Resulting from Operations	32,028	71,350
Distributions
Net Investment Income	(66,743)	(58,358)
Realized Capital Gain	—	—
Total Distributions	(66,743)	(58,358)
Capital Share Transactions
Issued	176,445	339,946
Issued in Lieu of Cash Distributions	66,743	58,358
Redeemed	(129,973)	(210,818)
Net Increase (Decrease) from Capital Share Transactions	113,215	187,486
Total Increase (Decrease)	78,500	200,478
Net Assets
Beginning of Period	1,500,824	1,300,346
End of Period[2]	1,579,324	1,500,824

1	Interest income from an affiliated company of the fund was $67,000.
2	Net Assets—End of Period includes undistributed net investment income of $30,675,000 and $63,936,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Total Bond Market Index Portfolio

Financial Highlights

	Six Months
	Ended
For a Share Outstanding	June 30,	Year Ended December 31,
Throughout Each Period	2009	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$11.62	$11.54	$11.23	$11.21	$11.48	$11.63
Investment Operations
Net Investment Income	.250[1]	.543[1]	.560[1]	.540[1]	.500[1]	.490
Net Realized and Unrealized Gain (Loss)
on Investments	(.020)	.037	.190	(.070)	(.240)	(.010)
Total from Investment Operations	.230	.580	.750	.470	.260	.480
Distributions
Dividends from Net Investment Income	(.510)	(.500)	(.440)	(.450)	(.450)	(.610)
Distributions from Realized Capital Gains	—	—	—	—	(.080)	(.020)
Total Distributions	(.510)	(.500)	(.440)	(.450)	(.530)	(.630)
Net Asset Value, End of Period	$11.34	$11.62	$11.54	$11.23	$11.21	$11.48

Total Return	2.07%	5.23%	6.89%	4.40%	2.40%	4.20%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,579	$1,501	$1,300	$1,021	$774	$635
Ratio of Total Expenses to
Average Net Assets	0.22%[2]	0.16%	0.16%	0.16%	0.16%	0.17%
Ratio of Net Investment Income to
Average Net Assets	4.45%[2]	4.80%	5.04%	4.92%	4.49%	4.38%
Portfolio Turnover Rate	73%[2]	57%	56%	64%	64%	73%

1	Calculated based on average shares outstanding.
2	Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Total Bond Market Index Portfolio

Notes to Financial Statements

Vanguard Variable Insurance Fund Total Bond Market Index Portfolio is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts. Certain of the portfolio’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Mortgage Dollar Rolls: The portfolio has entered into mortgage-dollar-roll transactions, in which the portfolio sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are invested in high-quality short-term fixed income securities. The portfolio forgoes principal and interest paid on the securities, and is compensated by interest earned on the proceeds of the initial sale and by a lower price on the securities to be repurchased. The portfolio accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the portfolio’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold (Other Assets) or Payables for Investment Securities Purchased (Liabilities) in the Statement of Net Assets. The primary risk associated with mortgage dollar rolls is that a counterparty will default on its obligations to deliver purchased securities.

3. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2005–2008) and for the period ended June 30, 2009, and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At June 30, 2009, the portfolio had contributed capital of $363,000 to Vanguard (included in Other Assets), representing 0.02% of the portfolio’s net assets and 0.15% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

Vanguard Total Bond Market Index Portfolio

The following table summarizes the portfolio’s investments as of June 30, 2009, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	1,133,836	—
Corporate Bonds	—	376,218	7
Sovereign Bonds	—	49,877	—
Taxable Municipal Bonds	—	4,686	—
Temporary Cash Investments	59,338	—	—
Total	59,338	1,564,617	7

The following table summarizes changes in investments valued based on Level 3 inputs during the six months ended June 30, 2009.

Investments in
Corporate Bonds
Amount Valued Based on Level 3 Inputs	($000)
Balance as of December 31, 2008	—
Transfer in and/or out of Level 3	7
Balance as of June 30, 2009	7

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The portfolio’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at December 31, 2008, the portfolio had available realized losses of $1,470,000 to offset future net capital gains through December 31, 2014. The portfolio will use these capital losses to offset net taxable capital gains, if any, realized during the year ending December 31, 2009; should the portfolio realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At June 30, 2009, the cost of investment securities for tax purposes was $1,602,324,000. Net unrealized appreciation of investment securities for tax purposes was $21,638,000, consisting of unrealized gains of $44,746,000 on securities that had risen in value since their purchase and $23,108,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended June 30, 2009, the portfolio purchased $71,304,000 of investment securities and sold $102,658,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $554,602,000 and $440,613,000, respectively.

F. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	June 30, 2009	December 31, 2008
	Shares	Shares
	(000)	(000)
Issued	15,504	30,013
Issued in Lieu of Cash Distributions	6,008	5,258
Redeemed	(11,429)	(18,775)
Net Increase (Decrease) in Shares Outstanding	10,083	16,496

G. In preparing the financial statements as of June 30, 2009, management considered the impact of subsequent events occurring through August 5, 2009, for potential recognition or disclosure in these financial statements.

Vanguard Total Bond Market Index Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended June 30, 2009
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Total Bond Market Index Portfolio	12/31/2008	6/30/2009	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,020.70	$1.10
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.70	1.10

1

The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.22%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Vanguard Total Bond Market Index Portfolio

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Variable Insurance Fund Total Bond Market Index Portfolio has renewed the portfolio’s investment advisory arrangement with The Vanguard Group, Inc. Vanguard—through its Fixed Income Group—serves as the investment advisor for the portfolio. The board determined that continuing the portfolio’s internalized management structure was in the best interests of the portfolio and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the portfolio’s investment management over both the short and long term, and took into account the organizational depth and stability of the advisor. The board noted that Vanguard has been managing investments for more than three decades. The Fixed Income Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance

The board considered the short- and long-term performance of the portfolio, including any periods of outperformance or underperformance of its target index and peer group. The board concluded that the portfolio has performed in line with expectations, and that its results have been consistent with its investment strategies. Information about the portfolio’s most recent performance can be found on the Performance Summary page for this portfolio.

Cost

The board concluded that the portfolio’s expense ratio was well below the average expense ratio charged by funds in its peer group. The board noted that the portfolio’s advisory expense ratio was also well below its peer-group average. Information about the portfolio’s expense ratio appears on the About Your Portfolio’s Expenses page as well as in the Financial Statements pages.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that the portfolio’s low-cost arrangement with Vanguard ensures that the portfolio will realize economies of scale as it grows, with the cost to shareholders declining as portfolio assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

Vanguard® Total Stock Market Index Portfolio

Reflecting the broad-based springtime rally in stocks, the Total Stock Market Index Portfolio returned about 4% for the six months ended June 30, 2009, and closely tracked its target index, the Standard & Poor’s Total Market Index.

The portfolio is a “fund of funds.” It invests about 80% of its assets in the Equity Index Portfolio of Vanguard Variable Insurance Fund and about 20% in Vanguard Extended Market Index Fund. The Equity Index Portfolio seeks to track the S&P 500 Index, which is made up of large-capitalization companies. The Extended Market Index Fund seeks to track the S&P Completion Index, a benchmark for mid- and small-cap stocks. Because of the Equity Index Portfolio’s heavy weighting, you may wish to review that portfolio’s financial statements, which are included with this report.

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Information technology stocks led a market rally

Turmoil was the markets’ theme for the first two months of 2009. Stocks continued to fall as the financial crisis that gripped most of the world in 2008 continued.

In March, however, the markets shifted course, and some relief and recovery took hold. Investors were heartened by small signs that the economy was improving and began to move money back into stocks. Mid- and small-cap stocks performed a bit better than large-caps.

Information technology, the target index’s largest sector, had the largest gains. Corporations that had cut their budgets during 2008 began to spend again on hardware, software, and communications equipment. Sharpened demand for computers and LCD televisions sent stocks in the electronic component subsector higher.

Signs of renewed demand also benefited the consumer discretionary sector. Although the personal savings rate has been rising and consumer confidence remains weak, Americans have been trickling back to the malls. Exports to China boosted the materials sector, which posted double-digit gains despite the tepid U.S. economy.

The financial sector made up some ground, but it still trailed the field. Despite pockets of improvement in investment banks and brokerage firms, the tightness in credit markets continued to hamper commercial banks, thrifts, mortgage companies, and insurers. The industrial sector also weighed on performance as manufacturers struggled with high inventories and lower orders and output.

Market volatility underscores the need for a long-term view

Investors had every right to feel discouraged or frustrated as the stock market’s steep losses in 2008 mounted further in the first two months of 2009. The recovery that began over the past four months of the period provided an encouraging reminder that equities still have a place in a diversified portfolio, although the financial markets face a long road back to their highs of less than two years ago.

Of course, nobody knows which direction the market will turn in the short term. However, if history is any indication, stocks can continue to serve investors who take a long-term view. Vanguard encourages you to build and maintain a portfolio of stocks, bonds, and short-term reserves that best suits your time horizon and appetite for risk. With its low costs, broad diversification, and close tracking of the broad U.S. equity market, the Total Stock Market Index Portfolio can play an important part in your investment program.

A word on expenses

In the table below, you’ll note our estimated expense ratio for fiscal 2009 and, in the footnote, the actual expense ratio for the first half of the fiscal year. Both figures are up significantly from fiscal 2008. As the value of portfolio assets has declined, the portfolio’s fixed expenses are expected to account for a higher percentage of portfolio assets.

Total Returns
Six Months Ended
June 30, 2009
Vanguard Total Stock Market Index Portfolio	4.23%
S&P Total Market Index	4.18
Average Multi-Cap Core Fund[1]	7.28

Expense Ratios
Your Portfolio Compared With Its Peer Group
	Acquired Fund	Average
	Fees and	Multi-Cap
	Expenses[2]	Core Fund[3]
Total Stock Market Index Portfolio	0.16%	1.18%

1 Derived from data provided by Lipper Inc.

2 This figure—drawn from the prospectus dated April 29, 2009—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds

(the “acquired” funds) in which the Total Stock Market Index Portfolio invests. The Total Stock Market Index Portfolio does not charge any expenses or fees of its own. For the six months ended June 30, 2009, the annualized acquired fund fees and expenses were 0.21%.

3 Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2008.

1

Vanguard Total Stock Market Index Portfolio

Portfolio Profile

As of June 30, 2009

Total Portfolio Characteristics

Yield[1]	2.9%
Acquired Fund Fees and Expenses[2]	0.16%

Volatility Measures
Portfolio Versus
Target Index[3]
R-Squared	1.00
Beta	1.00

Allocation to Underlying Funds

Vanguard Variable Insurance Fund
Equity Index Portfolio	82.7%
Vanguard Extended Market Index Fund	17.3

Investment Focus

Acquired Fund Fees and Expenses. Portfolios that invest in other Vanguard funds incur no direct expenses, but they do bear proportionate shares of the operating, administrative, and advisory expenses of the underlying funds, and they must pay any fees charged by those funds. The figure for acquired fund fees and expenses represents a weighted average of these underlying costs. Acquired is a term that the Securities and Exchange Commission applies to mutual fund whose shares are owned by another fund.

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

1 30-day SEC yield.

2 This figure—drawn from the prospectus dated April 29, 2009—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the “acquired” funds) in which the Total Stock Market Index Portfolio invests. The Total Stock Market Index Portfolio does not charge any expenses or fees of its own. For the six months ended June 30, 2009, the acquired fund fees and expenses were 0.21%.

3 S&P Total Market Index.

2

Vanguard Total Stock Market Index Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Fiscal-Year Total Returns (%): January 8, 2003–June 30, 2009

Average Annual Total Returns: Periods Ended June 30, 2009

				Since
	Inception Date	One Year	Five Years	Inception
Total Stock Market Index Portfolio	1/8/2003	–26.48%	–1.81%	3.05%

1 Six months ended June 30, 2009.

2 Dow Jones Wilshire 5000 Index through June 17, 2005; S&P Total Market Index thereafter.

Note: See Financial Highlights table for dividend and capital gains information.

3

Vanguard Total Stock Market Index Portfolio

Financial Statements (unaudited)

Statement of Net Assets

As of June 30, 2009

The portfolio provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (100.0%)
U.S. Stock Funds (100.0%)
Vanguard Variable
Insurance Fund-Equity
Index Portfolio	26,188,237	451,223
Vanguard Extended
Market Index Fund
Investor Shares	3,611,275	94,616
Total Investments (100.0%)
(Cost $777,391)		545,839
Other Assets and Liabilities (0.0%)
Other Assets		56
Liabilities		(284)
		(228)
Net Assets (100%)
Applicable to 30,902,007 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		545,611
Net Asset Value Per Share		$17.66

At June 30, 2009, net assets consisted of:
Amount
($000)
Paid-in Capital	754,969
Undistributed Net Investment Income	11,611
Accumulated Net Realized Gains	10,583
Unrealized Appreciation (Depreciation)	(231,552)
Net Assets	545,611

•	See Note A in Notes to Financial Statements.

See accompanying Notes, which are an integral part of the Financial Statements.

4

Vanguard Total Stock Market Index Portfolio

Statement of Operations

Six Months Ended
June 30, 2009
($000)
Investment Income
Income
Income Distributions Received	11,839
Net Investment Income—Note B	11,839
Realized Net Gain (Loss)
Capital Gain Distributions Received	8,273
Investment Securities Sold	2,306
Realized Net Gain (Loss)	10,579
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	5,452
Net Increase (Decrease) in Net Assets
Resulting from Operations	27,870

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2009	2008
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	11,839	10,303
Realized Net Gain (Loss)	10,579	21,151
Change in Unrealized Appreciation (Depreciation)	5,452	(279,070)
Net Increase (Decrease) in Net Assets Resulting from Operations	27,870	(247,616)
Distributions
Net Investment Income	(10,476)	(7,786)
Realized Capital Gain[1]	(21,035)	(29,394)
Total Distributions	(31,511)	(37,180)
Capital Share Transactions
Issued	96,510	187,023
Issued in Lieu of Cash Distributions	31,511	37,180
Redeemed	(36,768)	(80,561)
Net Increase (Decrease) from Capital Share Transactions	91,253	143,642
Total Increase (Decrease)	87,612	(141,154)
Net Assets
Beginning of Period	457,999	599,153
End of Period[2]	545,611	457,999

1Includes fiscal 2009 and 2008 short-term gain distributions totaling $1,737,000 and $195,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net Assets—End of Period includes undistributed net investment income of $11,611,000 and $10,248,000.

See accompanying Notes, which are an integral part of the Financial Statements.

5

Vanguard Total Stock Market Index Portfolio

Financial Highlights

	Six Months
	Ended
For a Share Outstanding	June 30,	Year Ended December 31,
Throughout Each Period	2009	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$18.17	$31.09	$31.27	$29.51	$28.60	$25.61
Investment Operations
Net Investment Income	.349	.471[1]	.440[1]	.370	.280	.310
Capital Gain Distributions Received	.147	.682	1.010	1.370	.430	.250
Net Realized and Unrealized Gain (Loss)
on Investments	.137	(12.163)	.100	2.600	.980	2.630
Total from Investment Operations	.633	(11.010)	1.550	4.340	1.690	3.190
Distributions
Dividends from Net Investment Income	(.380)	(.400)	(.340)	(.290)	(.310)	(.100)
Distributions from Realized Capital Gains	(.763)	(1.510)	(1.390)	(2.290)	(.470)	(.100)
Total Distributions	(1.143)	(1.910)	(1.730)	(2.580)	(.780)	(.200)
Net Asset Value, End of Period	$17.66	$18.17	$31.09	$31.27	$29.51	$28.60

Total Return	4.23%	–37.28%	5.16%	15.52%	6.13%	12.55%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$546	$458	$599	$473	$318	$257
Ratio of Total Expenses to
Average Net Assets	0%[2]	0%	0%	0%	0%	0%
Ratio of Net Investment Income to
Average Net Assets	2.53%[3]	1.93%	1.40%	1.53%	1.10%	1.45%
Portfolio Turnover Rate	11%[3]	16%	10%	7%	49%[4]	7%

1Calculated based on average shares outstanding.

2 The acquired fund fees and expenses were 0.21% (annualized).

3 Annualized.

4 Includes activity related to a change in the portfolio’s target index.

Notes to Financial Statements

Vanguard Variable Insurance Fund Total Stock Market Index Portfolio is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio seeks to match the return of its target index by investing in selected Vanguard funds. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2005–2008) and for the period ended June 30, 2009, and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

6

Vanguard Total Stock Market Index Portfolio

B. Under a service agreement, The Vanguard Group furnishes investment advisory, corporate management, administrative, marketing, and distribution services to the portfolio. The service agreement provides that the portfolio’s expenses may be reduced or eliminated to the extent of savings realized by the Vanguard funds by the operation of the portfolio. Accordingly, all incremental expenses for services provided by Vanguard and all other expenses incurred by the portfolio during the period ended June 30, 2009, were borne by the funds in which the portfolio invests. The portfolio’s trustees and officers are also directors and officers of Vanguard and the funds in which the portfolio invests.

C. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

At June 30, 2009, 100% of the portfolio’s investments were valued based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The portfolio’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At June 30, 2009, the cost of investment securities for tax purposes was $777,391,000. Net unrealized depreciation of investment securities for tax purposes was $231,552,000, consisting entirely of unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended June 30, 2009, the portfolio purchased $104,355,000 of investment securities and sold $24,863,000 of investment securities, other than temporary cash investments.

F. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	June 30, 2009	December 31, 2008
	Shares	Shares
	(000)	(000)
Issued	6,021	7,862
Issued in Lieu of Cash Distributions	1,997	1,424
Redeemed	(2,319)	(3,353)
Net Increase (Decrease) in Shares Outstanding	5,699	5,933

G. In preparing the financial statements as of June 30, 2009, management considered the impact of subsequent events occurring through August 5, 2009, for potential recognition or disclosure in these financial statements.

7

Vanguard Total Stock Market Index Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A typical portfolio’s expenses are expressed as a percentage of its average net assets. The Total Stock Market Index Portfolio has no direct expenses, but bears its proportionate share of the expenses of the underlying funds in which it invests. These indirect expenses make up the acquired fund fees and expenses, also expressed as a percentage of average net assets. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The costs were calculated using the acquired fund fees and expenses for the Total Stock Market Index Portfolio.

The accompanying table illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only. The portfolio’s expense figure does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended June 30, 2009
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Total Stock Market Index Portfolio	12/31/2008	6/30/2009	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,042.33	$1.06
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.75	1.05

1 The calculations are based on the Total Stock Market Index Portfolio’s acquired fund fees and expenses for the most recent six-month period. The Total Stock Market Index Portfolio’s annualized expense figure for that period is 0.21%. The dollar amounts shown as “Expenses Paid” are equal to the annualized average weighted expense ratio for the underlying funds, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

8

Vanguard Total Stock Market Index Portfolio

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Variable Insurance Fund Total Stock Market Index Portfolio has renewed the portfolio’s investment advisory arrangement with The Vanguard Group, Inc. Vanguard—through its Quantitative Equity Group—serves as the investment advisor for the portfolio. The board determined that continuing the portfolio’s internalized management structure was in the best interests of the portfolio and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the portfolio’s investment management over both the short and long term, and took into account the organizational depth and stability of the advisor. The board noted that Vanguard has been managing investments for more than three decades. The Quantitative Equity Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance

The board considered the short- and long-term performance of the portfolio, including any periods of outperformance or underperformance of its target index and peer group. The board concluded that the portfolio has performed in line with expectations, and that its results have been consistent with its investment strategies. Information about the portfolio’s most recent performance can be found on the Performance Summary page for this portfolio.

Cost

The board concluded that the portfolio’s average weighted expense ratio (or acquired fund fees and expenses) was far below the average expense ratio charged by funds in its peer group. The portfolio does not incur advisory expenses directly. However, the board noted that each of the underlying funds in which the portfolio invests has advisory expenses well below the underlying fund’s peer-group average. Information about the portfolio’s acquired fund fees and expenses appears on the About Your Portfolio’s Expenses page as well as in the Financial Statements pages.

The board does not conduct a profitability analysis of Vanguard, because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that Vanguard’s low-cost arrangement with the portfolio and its underlying funds ensures that the portfolio will realize economies of scale as it grows, with the cost to shareholders declining as portfolio assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

9

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 157 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at www.vanguard.com.

Interested Trustees	Emerson U. Fullwood
Born 1948. Trustee Since January 2008. Principal
Occupation(s) During the Past Five Years: Retired
John J. Brennan[1]	Executive Chief Staff and Marketing Officer for North
Born 1954. Trustee Since May 1987. Chairman of	America and Corporate Vice President of Xerox
the Board. Principal Occupation(s) During the Past	Corporation (photocopiers and printers); Director of
Five Years: Chairman of the Board and Director/Trustee	SPX Corporation (multi-industry manufacturing), the
of The Vanguard Group, Inc., and of each of the	United Way of Rochester, the Boy Scouts of America,
investment companies served by The Vanguard Group;	Amerigroup Corporation (direct health and medical
Chief Executive Officer and President of The Vanguard	insurance carriers), and Monroe Community College
Group and of each of the investment companies served	Foundation.
by The Vanguard Group (1996–2008); Chairman of
the Financial Accounting Foundation; Governor of
the Financial Industry Regulatory Authority (FINRA);	Rajiv L. Gupta
Director of United Way of Southeastern Pennsylvania.	Born 1945. Trustee Since December 2001.[2] Principal
Occupation(s) During the Past Five Years: Retired
Chairman and Chief Executive Officer of Rohm and
F. William McNabb III[1]	Haas Co. (chemicals); President of Rohm and Haas Co.
Born 1957. Trustee Since July 2009. Principal	(2006–2008); Board Member of American Chemistry
Occupation(s) During the Past Five Years: Director of	Council; Director of Tyco International, Ltd. (diversified
The Vanguard Group, Inc., since 2008; Chief Executive	manufacturing and services) and Hewlett-Packard Co.
Officer and President of The Vanguard Group and of	(electronic computer manufacturing); Trustee of The
each of the investment companies served by The	Conference Board.
Vanguard Group since 2008; Director of Vanguard
Marketing Corporation; Managing Director of The
Vanguard Group (1995–2008).	Amy Gutmann
Born 1949. Trustee Since June 2006. Principal
Occupation(s) During the Past Five Years: President of
Independent Trustees	the University of Pennsylvania; Christopher H. Browne
Distinguished Professor of Political Science in the School
of Arts and Sciences with Secondary Appointments
Charles D. Ellis	at the Annenberg School for Communication and the
Born 1937. Trustee Since January 2001. Principal	Graduate School of Education of the University of
Occupation(s) During the Past Five Years: Applecore	Pennsylvania; Director of Carnegie Corporation of
Partners (pro bono ventures in education); Senior	New York, Schuylkill River Development Corporation,
Advisor to Greenwich Associates (international business	and Greater Philadelphia Chamber of Commerce;
strategy consulting); Successor Trustee of Yale University;	Trustee of the National Constitution Center.
Overseer of the Stern School of Business at New York
University; Trustee of the Whitehead Institute for
Biomedical Research.

JoAnn Heffernan Heisen	Executive Officers
Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years: Retired
Corporate Vice President, Chief Global Diversity Officer,	Thomas J. Higgins[1]
and Member of the Executive Committee of Johnson	Born 1957. Chief Financial Officer Since September
& Johnson (pharmaceuticals/consumer products);	2008. Principal Occupation(s) During the Past Five
Vice President and Chief Information Officer of Johnson	Years: Principal of The Vanguard Group, Inc.; Chief
& Johnson (1997–2005); Director of the University	Financial Officer of each of the investment companies
Medical Center at Princeton and Women’s Research	served by The Vanguard Group since 2008; Treasurer
and Education Institute.	of each of the investment companies served by The
Vanguard Group (1998–2008).

André F. Perold
Born 1952. Trustee Since December 2004. Principal	Kathryn J. Hyatt[1]
Occupation(s) During the Past Five Years: George Gund	Born 1955. Treasurer Since November 2008. Principal
Professor of Finance and Banking, Harvard Business	Occupation(s) During the Past Five Years: Principal of
School; Director and Chairman of UNX, Inc. (equities	The Vanguard Group, Inc.; Treasurer of each of the
trading firm); Chair of the Investment Committee of	investment companies served by The Vanguard
HighVista Strategies LLC (private investment firm).	Group since 2008; Assistant Treasurer of each of the
investment companies served by The Vanguard Group
(1988–2008).
Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal
Occupation(s) During the Past Five Years: Chairman,	Heidi Stam[1]
President, Chief Executive Officer, and Director of	Born 1956. Secretary Since July 2005. Principal
NACCO Industries, Inc. (forklift trucks/housewares/	Occupation(s) During the Past Five Years: Managing
lignite); Director of Goodrich Corporation (industrial	Director of The Vanguard Group, Inc., since 2006;
products/aircraft systems and services).	General Counsel of The Vanguard Group since 2005;
Secretary of The Vanguard Group and of each of the
investment companies served by The Vanguard Group
Peter F. Volanakis	since 2005; Director and Senior Vice President of
Born 1955. Trustee Since July 2009. Principal	Vanguard Marketing Corporation since 2005; Principal
Occupations During the Past Five Years: President	of The Vanguard Group (1997–2006).
since 2007 and Chief Operating Officer since 2005
of Corning Incorporated (communications equipment);
President of Corning Technologies (2001–2005); Director	Vanguard Senior Management Team
of Corning Incorporated and Dow Corning; Trustee of
the Corning Incorporated Foundation and the Corning
Museum of Glass; Overseer of the Amos Tuck School	R. Gregory Barton	Michael S. Miller
of Business Administration at Dartmouth College.	Mortimer J. Buckley	James M. Norris
	Kathleen C. Gubanich	Glenn W. Reed
	Paul A. Heller	George U. Sauter

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 These individuals are “interested persons” as defined in the Investment Company Act of 1940.

2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > www.vanguard.com

Fund Information > 800-662-7447	CFA® is a trademark owned by CFA Institute.

Annuity and Insurance Services > 800-522-5555
The funds or securities referred to herein that are offered
Institutional Investor Services > 800-523-1036	by The Vanguard Group and track an MSCI index are not
sponsored, endorsed, or promoted by MSCI, and MSCI
Text Telephone for People	bears no liability with respect to any such funds or
With Hearing Impairment > 800-952-3335	securities. For such funds or securities, the prospectus or
the Statement of Additional Information contains a more
This material may be used in conjunction	detailed description of the limited relationship MSCI has
with the offering of shares of any Vanguard	with The Vanguard Group.
fund only if preceded or accompanied by
the fund’s current prospectus.
S&P 500® , Standard & Poor’s 500, and 500 are trademarks
All comparative mutual fund data are from Lipper Inc.	of The McGraw-Hill Companies, Inc., and have been
or Morningstar, Inc., unless otherwise noted.	licensed for use by The Vanguard Group, Inc. Vanguard
mutual funds are not sponsored, endorsed, sold, or
You can obtain a free copy of Vanguard’s proxy voting	promoted by Standard & Poor’s, and Standard & Poor’s
guidelines by visiting our website, www.vanguard.com,	makes no representation regarding the advisability of
and searching for “proxy voting guidelines,” or by calling	investing in the funds.
Vanguard at 800-662-2739. The guidelines are also
available from the SEC’s website, www.sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the
12 months ended June 30. To get the report, visit either
www.vanguard.com or www.sec.gov.

You can review and copy information about your portfolio
at the SEC’s Public Reference Room in Washington, D.C.
To find out more about this public service, call the SEC
at 202-551-8090. Information about your portfolio is also
available on the SEC’s website, and you can receive copies
of this information, for a fee, by sending a request in either of two ways: via e-mail addressed to publicinfo@sec.gov
or via regular mail addressed to the Public Reference
Section, Securities and Exchange Commission,	© 2009 The Vanguard Group, Inc.
Washington, DC 20549-0102.	All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q682 082009

Item 2: Not Applicable.

Item 3: Not Applicable.

Item 4: Not Applicable.

Item 5: Not Applicable.

Item 6: Not Applicable.

Item 7: Not Applicable.

Item 8: Not Applicable.

Item 9: Not Applicable.

Item 10: Not Applicable.

Item 11: Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a)	Code of Ethics.
(b)	Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD VARIABLE INSURANCE FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: August 12, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD VARIABLE INSURANCE FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: August 12, 2009

VANGUARD VARIABLE INSURANCE FUNDS

By:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: August 12, 2009

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on July 24, 2009, see file Number

2-88373, Incorporated by Reference.